UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491
Allianz Variable Insurance Products Trust
(Exact name of registrant as specified in charter)
5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of principal executive offices)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8006
(Name and address of agent for service)
Registrant’s telephone number, including area code:  800-624-0197
Date of fiscal year end:  December 31
Date of reporting period:  December 31, 2007

Item 1. Reports to Stockholders.

AZLSM AIM
International Equity Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Example and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM AIM International Equity Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM AIM International Equity Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.
A I M Capital Management, Inc., together with its affiliates manages over 200 investment portfolios.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM AIM International Equity Fund gained 14.62%, compared to a 11.17% total return for its benchmark, the MSCI EAFE (Europe, Australasia and Far East) Index1.
The Fund’s Subadviser seeks reasonably priced stocks with the potential to produce strong earnings growth, cash flow, and returns on capital. The managers’ bottom-up security analysis drives the Fund’s geographic and sector distributions, within parameters that are designed to ensure broad diversification2.
International markets continued their rally during 2007. Europe’s markets showed particular strength, as positive economic data and a surging currency drove returns higher. Strong investor optimism in emerging markets pushed many local markets, particularly China and India, to record highs. While all major markets within the benchmark finished the period in positive territory, Japan stood out as a significant laggard. Meanwhile, growth stocks ended the year on a strong note, outperforming value shares by a considerable margin.*
The Fund outperformed its benchmark, generating index-beating returns in seven of the ten economic sectors. Furthermore, all geographic regions in the Fund registered strong positive returns for the period.*
An underweight allocation to Japanese stocks helped the Fund outperform its benchmark. Likewise, the Fund’s exposure to strong-performing emerging markets not represented in the benchmark, such as India, Brazil, Korea and China, added to relative performance. The Fund also benefited from the flexibility offered by its strategy of investing in both large- and mid-cap stocks, which allowed managers to buy shares of several attractive, under-followed mid-cap stocks.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index.

[2]	Diversification does not guarantee a profit nor protect against a loss.
1

AZLSM AIM International Equity Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the Fund’s Subadviser to have strong earnings momentum.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZLSM AIM International Equity Fund	14.62%	19.22%	21.35%	14.43%

MSCI EAFE Index	11.17%	16.83%	21.59%	15.00%†

Expense Ratio

Gross	1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.45% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL AIM International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL AIM International Equity Fund	$1,000.00	$1,018.30	$6.72	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL AIM International Equity Fund	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL AIM International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	0.8%
Air Freight & Logistics	1.4
Auto Components	1.6
Automobiles	5.8
Beverages	3.4
Building Products	0.9
Capital Markets	0.8
Chemicals	3.8
Commercial Banks	11.3
Commercial Services & Supplies	1.5
Construction Materials	0.7
Consumer Finance	0.6
Distributors	0.8
Diversified Financial Services	0.9
Diversified Telecommunication Services	0.7
Electrical Equipment	0.9
Electronic Equipment & Instruments	3.7
Energy Equipment & Services	0.9
Food & Staples Retailing	0.9
Food Products	1.6
Hotels, Restaurants & Leisure	1.1
Household Durables	0.8
Household Products	2.7
Independent Power Producers & Energy Traders	1.1
Industrial Conglomerates	4.8
Insurance	3.9
IT Services	2.0
Machinery	6.9
Media	2.8
Metals & Mining	1.4
Office Electronics	1.4
Oil, Gas & Consumable Fuels	5.5
Pharmaceuticals	7.3
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	1.4
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	2.2
Tobacco	2.4
Wireless Telecommunication Services	1.0
Short-Term Investments	16.2

110.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (94.2%):
Aerospace & Defense (0.8%):

93,943	Finmeccanica SpA^	$2,977,349
Air Freight & Logistics (1.4%):

129,650	TNT NV	5,394,525
Auto Components (1.6%):

20,919	Continental AG	2,704,845
79,300	Denso Corp.	3,223,293

		5,928,138

Automobiles (5.8%):

62,626	DaimlerChrysler AG^	6,039,037
3,641	Porsche AG^	7,311,231
128,500	Suzuki Motor Corp.	3,865,251
84,300	Toyota Motor Corp.	4,538,067

		21,753,586

Beverages (3.4%):

38,091	Companhia de Bebidas das Americas, ADR, Preferred Shares^	2,705,604
64,830	Heineken Holding NV,	3,652,182
76,208	InBev NV	6,286,380

		12,644,166

Building Products (0.9%):

169,330	Assa Abloy AB, Class B^	3,369,752

Capital Markets (0.8%):

14,685	Deutsche Boerse AG	2,882,234

Chemicals (3.8%):

70,351	Bayer AG	6,397,161
30,562	Syngenta AG	7,756,066

		14,153,227

Commercial Banks (11.3%):

397,857	Akbank T.A.S.	2,942,462
233,233	Anglo Irish Bank Corp. plc	3,696,564
148,730	Banco Santander Central Hispano SA	3,212,871
50,808	BNP Paribas	5,461,054
86,632	Commerzbank AG	3,282,468
55,554	Credit Suisse Group	3,341,055
78,890	Hana Financial Group, Inc.	4,272,129
21,161	KBC Bankverzekeringsholding	2,955,170
43,158	OTP Bank Nyrt.	2,173,024
20,969	Societe Generale	2,996,481
210,313	Standard Bank Group, Ltd.	3,079,620
346,000	United Overseas Bank, Ltd.	4,790,669

		42,203,567

Commercial Services & Supplies (1.5%):

26,506	Adecco SA	1,421,648
115,657	Brambles, Ltd.	1,165,283
213,805	Capita Group plc	2,989,402

		5,576,333

Construction Materials (0.7%):

79,271	CRH plc	2,752,064

Consumer Finance (0.6%):

12,930	ORIX Corp.	2,162,520

Distributors (0.8%):

728,000	Li & Fung, Ltd.^	2,909,325

Diversified Financial Services (0.9%):

45,912	Housing Development Finance, Ltd.	3,322,181

Diversified Telecommunication Services (0.7%):

2,532,500	PT Telekomunikasi Indonesia	2,739,269

Electrical Equipment (0.9%):

24,847	Schneider Electric SA	3,322,004

Electronic Equipment & Instruments (3.7%):

905,716	Hon Hai Precision Industry Co., Ltd.	5,596,231
79,100	Ibiden Co., Ltd.	5,464,297
11,570	Keyence Corp.	2,834,808

		13,895,336

Energy Equipment & Services (0.9%):

111,590	Petroleum Geo-Services	3,209,964

Food & Staples Retailing (0.9%):

365,702	Tesco plc	3,452,875

Food Products (1.6%):

12,655	SFR Nestle SA, Class B	5,799,974

Hotels, Restaurants & Leisure (1.1%):

120,336	Enterprise Inns plc	1,159,077
71,156	OPAP SA	2,840,612

		3,999,689

Household Durables (0.8%):

35,713	Desarrolladora Homex, SA de C.V., ADR*^	1,766,008
337,300	Urbi, Desarrolloas Urbanos, SA de C.V.*^	1,165,342

		2,931,350

Household Products (2.7%):

105,147	Henkel KGaA	5,881,182
70,043	Reckitt Benckiser Group plc	4,045,913

		9,927,095

Independent Power Producers & Energy Traders (1.1%):

453,378	International Power plc	4,069,450

Industrial Conglomerates (4.8%):

448,000	Hutchison Whampoa, Ltd.	5,038,919
588,000	Keppel Corp., Ltd.	5,265,261
49,337	Siemens AG^	7,713,297

		18,017,477

Insurance (3.9%):

212,173	Aviva plc	2,817,843
97,172	Axa	3,868,643
60,054	Manulife Financial Corp. ^	2,469,232
433	Mizuho Financial Group, Inc.	2,054,448
71,916	UBS AG, Registered Shares	3,340,474

		14,550,640

IT Services (2.0%):

50,044	Cap Gemini SA^	3,109,532
99,546	Infosys Technologies, Ltd., ADR^	4,515,406

		7,624,938

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Machinery (6.9%):

163,200	Atlas Copco AB, Class A	$2,410,054
81,716	Bharat Heavy Electricals, Ltd.	5,337,500
52,600	Fanuc, Ltd.	5,132,168
7,395	Hyundai Heavy Industries Co., Ltd.	3,442,707
196,500	Komatsu, Ltd.	5,313,686
25,003	MAN AG	4,126,800

		25,762,915

Media (2.8%):

60,810	Grupo Televisa SA, ADR^	1,445,454
338,904	Informa Group Co., plc	3,099,668
463,562	WPP Group plc	5,934,270

		10,479,392

Metals & Mining (1.4%):

149,513	BHP Billiton, Ltd.	5,241,663

Office Electronics (1.4%):

115,550	Canon, Inc.	5,280,225

Oil, Gas & Consumable Fuels(5.5%):

39,901	Canadian Natural Resources, Ltd.	2,935,051
124,673	ENI SpA	4,542,205
32,645	Petroleo Brasileiro SA, ADR, Class A	3,141,102
42,456	Suncor Energy, Inc.	4,643,181
61,609	Total SA^	5,112,391

		20,373,930

Pharmaceuticals (7.3%):

29,713	Merck KGaA	3,854,127
66,154	Novo Nordisk A/S, Class B	4,319,059
45,049	Roche Holding AG	7,761,465
157,623	Shire plc	3,620,879
161,738	Teva Pharmaceutical Industries, Ltd., ADR	7,517,582

		27,073,112
Road & Rail (1.3%):

198,700	All America Latina Logistica	2,546,658
50,689	Canadian National Railway Co.	2,396,516

		4,943,174

Semiconductors & Semiconductor Equipment (1.4%):

286,875	MediaTek, Inc.	3,692,624
156,330	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,557,047

		5,249,671

Specialty Retail (1.2%):

292,500	Esprit Holdings, Ltd.	4,299,121

Textiles, Apparel & Luxury Goods (2.2%):

54,310	Compagnie Financiere Richemont AG	3,706,085
11,928	Puma AG^	4,688,060

		8,394,145

Tobacco (2.4%):

103,277	Imperial Tobacco Group plc	5,622,299
141,519	Swedish Match AB	3,368,300

		8,990,599

Wireless Telecommunication Services (1.0%):

60,220	America Movil, SA de CV, ADR, Series L	3,696,906

Total Common Stocks (Cost $270,081,773)		351,353,881

Deposit Account (6.0%):
22,412,732	NTRS London Deposit Account	22,412,732

Total Deposit Account (Cost $22,412,732)		22,412,732

Collateral For Securities On Loan (10.2%):
38,202,998	Northern Trust Liquid Institutional Asset Portfolio	38,202,998

Total Collateral For Securities On Loan (Cost $38,202,998)		38,202,998

Total Investment Securities (Cost $330,697,503)(a) — 110.4%		411,969,611
Net other assets (liabilities) — (10.4)%		(38,922,534)

Net Assets — 100.0%		$373,047,077

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $331,584,200 The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$89,318,846
Unrealized depreciation	(8,933,435)

Net unrealized appreciation	$80,385,411

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

As of December 31, 2007, the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract		Appreciation/
	Date	Amount	Fair Value	(Depreciation)
Long
Receive 90,680,876 Japanese Yen in exchange for U.S. Dollars	01/04/08	$794,192	$812,202	$18,010

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
Germany	14.3%
Japan	10.7%
United Kingdom	9.9%
Switzerland	8.9%
France	6.4%
United States	6.0%
India	3.5%
Canada	3.3%
Hong Kong	3.3%
Taiwan	2.9%
Singapore	2.7%
Belgium	2.5%
Sweden	2.5%
Netherlands	2.4%
Brazil	2.3%
Mexico	2.2%
Korea	2.1%
Italy	2.0%
Israel	2.0%
Ireland	1.7%
Australia	1.7%
Denmark	1.2%
Spain	0.9%
Norway	0.9%
South Africa	0.8%
Turkey	0.8%
Greece	0.8%
Indonesia	0.7%
Hungary	0.6%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL AIM
International
Equity Fund

Assets:
Investment securities, at cost	$330,697,503

Investment securities, at value*	$411,969,611
Interest and dividends receivable	218,740
Foreign currency, at value (cost $398,943)	400,712
Receivable for capital shares issued	50,909
Receivable for forward currency contracts	18,010
Reclaim receivable	271,423
Prepaid expenses	5,809

Total Assets	412,935,214

Liabilities:
Payable for investments purchased	811,825
Payable for capital shares redeemed	366,823
Payable for return of collateral received	38,202,998
Manager fees payable	285,158
Administration fees payable	13,711
Distribution fees payable	79,211
Administrative and compliance services fees payable	6,493
Other accrued liabilities	121,918

Total Liabilities	39,888,137

Net Assets	$373,047,077

Net Assets Consist of:
Capital	$262,734,080
Accumulated net investment income/(loss)	1,110,409
Accumulated net realized gains/(losses) from investment transactions	27,903,654
Net unrealized appreciation/(depreciation) on investments	81,298,934

Net Assets	$373,047,077

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,696,158
Net Asset Value (offering and redemption price per share)	$19.95

*	Includes securities on loan of $42,275,059.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL AIM
International
Equity Fund

Investment Income:
Interest	$760,098
Dividends	6,591,521
Income from securities lending	66,064
Foreign withholding tax	(596,393)

Total Investment Income	6,821,290

Expenses:
Manager fees	3,129,382
Administration fees	153,627
Distribution fees	869,272
Custodian fees	298,331
Administrative and compliance service fees	12,847
Trustees’ fees	17,522
Professional fees	47,020
Shareholder reports	41,963
Recoupment of prior expenses reimbursed by the Manager	86,330
Other expenses	39,742

Total expenses before reductions	4,696,036
Less expenses paid indirectly	(443)

Net expenses	4,695,593

Net Investment Income/(Loss)	2,125,697

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	28,493,169
Net realized gains/(losses) on futures transactions	(82,408)
Change in unrealized appreciation/(depreciation) on investments	13,996,748

Net Realized/ Unrealized Gains/(Losses) on Investments	42,407,509

Change in Net Assets Resulting From Operations	$44,533,206

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL AIM
	International Equity Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,125,697	$1,016,156
Net realized gains/(losses) on investment transactions	28,410,761	13,881,244
Change in unrealized appreciation/(depreciation) on investments	13,996,748	41,271,644

Change in net assets resulting from operations	44,533,206	56,169,044

Dividends to Shareholders:
From net investment income	(1,774,063)	(499,149)
From net realized gains on investments	(14,036,787)	(2,662,492)

Change in net assets resulting from dividends to shareholders	(15,810,850)	(3,161,641)

Capital Transactions:
Proceeds from shares issued	143,211,497	162,264,538
Proceeds from dividends reinvested	15,810,850	3,161,641
Value of shares redeemed	(132,311,376)	(70,817,201)

Change in net assets resulting from capital transactions	26,710,971	94,608,978

Change in net assets	55,433,327	147,616,381
Net Assets:
Beginning of period	317,613,750	169,997,369

End of period	$373,047,077	$317,613,750

Accumulated net investment income/(loss)	$1,110,409	$709,236

Share Transactions:
Shares issued	7,205,212	9,978,745
Dividends reinvested	818,831	196,620
Shares redeemed	(6,713,288)	(4,457,171)

Change in shares	1,310,755	5,718,194

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$18.27	$14.57	$12.64	$10.35	$8.16

Investment Activities:
Net Investment Income/(Loss)	0.13	0.05	0.02	0.03	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	2.51	3.86	2.04	2.26	2.20

Total from Investment Activities	2.64	3.91	2.06	2.29	2.21

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.03)	(0.03)	—	(0.02)
Net Realized Gains	(0.85)	(0.18)	(0.10)	—	—

Total Dividends	(0.96)	(0.21)	(0.13)	—	(0.02)

Net Asset Value, End of Period	$19.95	$18.27	$14.57	$12.64	$10.35

Total Return(a)	14.62%	27.04%	16.36%	22.13%	27.14%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$373,047	$317,614	$169,997	$57,135	$21,795
Net Investment Income/(Loss)	0.61%	0.44%	0.52%	0.38%	0.24%
Expenses Before Reductions(b)	1.35%	1.45%	1.50%	1.79%	2.15%
Expenses Net of Reductions	1.35%	1.45%	1.43%	1.40%	1.25%
Expenses Net of Reductions(c)	1.35%	1.45%	1.45%	N/A	N/A
Portfolio Turnover Rate	41.62%	47.75%	34.54%	48.64%	83.36%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL AIM International Equity Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL AIM International Equity Fund	$44,342,844	$42,275,059

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented a U.S. Treasury Inflation Note at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, AIM Capital Management, Inc. (“AIM”) and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL AIM International Equity Fund	0.90%	1.45%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $12,390 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $2,089 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL AIM International Equity Fund	$148,679,323	$136,243,029

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL AIM International Equity Fund	$3,502,664	$12,308,186	$15,810,850

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL AIM International Equity Fund	$499,149	$2,662,492	$3,161,641

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL AIM International Equity Fund	$1,454,834	$28,463,936	$29,918,770	$80,394,227	$110,312,997

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL AIM International Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 85.37% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $12,308,186.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

20

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

21

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

22

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz			Allianz	Directorships
	VIP and VIP	Term of Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

24

Officers

	Positions Held with	Term of
	Allianz	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	VIP and VIP FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Columbia Technology Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Columbia Technology Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Columbia Technology Fund and Columbia Management Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007 the AZLSM Columbia Technology Fund returned 22.75% compared to a 5.49% and 10.03% total return for its benchmarks, the S&P 500 Index1 and the Merrill Lynch 100 Technology Index1, respectively. The Fund has changed its comparative market index from the Merrill Lynch 100 Technology Index to the S&P 500 Index to provide a broad based market index comparison.
Technology stocks performed well during 2007. Stocks in the Internet services and software industry showed particular strength.
Stock selection in the communications equipment industry especially boosted the Fund’s performance. In particular, stocks of a Finnish cellular phone manufacturer and a producer of wireless productivity-enhancement devices added to relative returns. These companies benefited from diverse customer mixes and increasing demand for devices with greater functionality.*
The Fund benefited by holding a small weighting in the semiconductor industry which performed poorly. Positive stock selection within semiconductors added further to returns, with an relatively large stake in shares of a wafer manufacturer especially boosting performance. This company makes solar wafers as well as wafers for the semiconductor industry, enabling it to benefit from rapidly increasing demand for solar energy.*
Stocks in the electronics equipment and instruments industry held back the Fund’s performance. Shares of a company that designs and develops high-performance interconnectivity products were among the largest detractors from relative returns. The company’s stock fell as some investors became nervous about the concentration of the firm’s customers and the potential for increased competition.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. The Merrill Lynch 100 Technology Index is a equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depository Receipts. Investors cannot invest directly in an index.
1

AZLSM Columbia Technology Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in common stocks that the portfolio manager believes will benefit from emerging technology.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Because the Fund invests in a single industry its shares do not represent a complete investment program. As a diversified single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZLSM Columbia Technology Fund	22.75%	8.23%	11.48%	1.43%

S&P 500 Index	5.49%	8.62%	12.83%	6.94%

Merrill Lynch 100 Technology Index	10.03%	9.12%	18.69%	6.91%

Expense Ratio

Gross	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife. com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund has changed its comparative market index from the Merrill Lynch 100 Technology Index to the Standard & Poor’s 500 Index (“S&P 500 Index”) to provide a broad based market index comparison. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. The Merrill Lynch 100 Technology Index is a equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depository Receipts. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Technology Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Columbia Technology Fund	$1,000.00	$1,092.50	$6.28	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Columbia Technology Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Technology Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	1.0%
Commercial Services & Supplies	1.7
Communications Equipment	13.0
Computers & Peripherals	12.4
Diversified Financial Services	0.5
Diversified Telecommunication Services	1.4
Electrical Equipment	0.2
Electronic Equipment & Instruments	1.7
Energy Equipment & Services	3.3
Health Care Equipment & Supplies	3.6
Health Care Providers & Services	1.4
Health Care Technology	0.5
Industrial Conglomerate	1.6
Internet & Catalog Retail	2.8
Internet Software & Services	12.8
IT Services	2.2
Life Sciences Tools & Services	2.1
Semiconductors & Semiconductor Equipment	10.0
Software	18.3
Specialty Retail	0.5
Wireless Telecommunication Services	7.4
Short-Term Investments	27.2

125.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (98.4%):
Aerospace & Defense (1.0%):

6,670	L-3 Communications Holdings, Inc.	$706,620
2,830	Lockheed Martin Corp.	297,886

		1,004,506

Commercial Services & Supplies (1.7%):

10,079	FTI Consulting, Inc.*	621,270
6,282	Huron Consulting Group, Inc.*	506,518
21,753	Taleo Corp., CLASS A*	647,804

		1,775,592

Communications Equipment (13.0%):

26,600	Harris Corp.	1,667,288
33,340	Juniper Networks, Inc.*	1,106,888
23,540	NETGEAR, Inc.*	839,672
215,430	Nokia Oyj Corp., ADR^	8,270,358
19,350	QUALCOMM, Inc.	761,422
8,200	Research In Motion, Ltd.*	929,880

		13,575,508

Computers & Peripherals (12.4%):

39,150	Apple Computer, Inc.*	7,754,832
22,210	Aruba Networks, Inc.*^	331,151
55,647	AU Optronics Corp., ADR^	1,068,422
109,600	EMC Corp.*	2,030,888
21,262	Emulex Corp.*	346,996
27,200	Hewlett Packard Co.	1,373,056

		12,905,345

Diversified Financial Services (0.5%):

770	CME Group, Inc.	528,220

Diversified Telecommunication Services (1.4%):

16,590	Cognet Communications Group, Inc.*^	393,349
32,804	Knology, Inc.*^	419,235
52,850	Net Servicos de Comunicacao SA^	633,143

		1,445,727

Electrical Equipment (0.2%):

6,000	Energy Conversion Devices, Inc.*(a)	201,900

Electronic Equipment & Instruments (1.7%):

17,500	ABB Ltd.,SP ADR	504,000
24,537	ShoreTel, Inc.*^	342,782
7,450	SunPower Corp., Class A*^	971,405

		1,818,187

Energy Equipment & Services (3.3%):

4,050	Core Laboratories N.V.*	505,116
10,890	First Solar, Inc.*	2,909,155

		3,414,271

Health Care Equipment & Supplies (3.6%):

4,050	Beckman Coulter, Inc.	294,840
11,620	Hologic, Inc.*	797,597
5,220	Intuitive Surgical, Inc.*	1,693,890
7,130	Masimo Corp.*^	281,279
7,220	Mindray Medical International, Ltd., ADR^	310,243
22,238	Trans1, Inc.*^	366,260

		3,744,109

Health Care Providers & Services (1.4%):

11,090	Cerner Corp.*	625,476
6,330	Quest Diagnostics, Inc.	334,857
4,770	United Therapeutics Corp.*^	465,790

		1,426,123

Health Care Technology (0.5%):

19,260	Omnicell, Inc.*	518,672

Industrial Conglomerate (1.6%):

28,210	McDermott International, Inc.*	1,665,236

Internet & Catalog Retail (2.8%):

9,295	Amazon.com, Inc.*	861,089
9,188	Ctrip.com International, Ltd., ADR	528,035
6,970	Priceline.com, Inc.*^	800,574
30,660	Shutterfly, Inc.*^	785,509

		2,975,207

Internet Software & Services (12.8%):

2,660	Baidu.com, Inc.*	1,038,437
4,632	Bankrate, Inc.*^	222,753
9,964	Constant Contact, Inc.*^	214,226
25,110	DealerTrack Holdings, Inc.*^	840,432
32,415	Equinix, Inc.*^	3,276,184
8,493	Google, Inc.*	5,872,739
25,382	Omniture, Inc.*^	844,967
27,580	VeriSign, Inc.*	1,037,284

		13,347,022

IT Services (2.2%):

9,910	DST Systems, Inc.*^	818,071
13,919	Virtusa Corp.*	241,216
14,986	VMware, Inc., Class A*^	1,273,660

		2,332,947

Life Sciences Tools & Services (2.1%):

31,320	Illumina, Inc.*^	1,856,023
8,340	Pharmaceutical Product Development, Inc.	336,686

		2,192,709

Semiconductors & Semiconductor Equipment (10.0%):

43,308	ASML Holding N.V.*^	1,355,107
26,741	Atheros Communications*^	816,670
16,560	ATMI, Inc.*^	534,060
18,530	Cavium Networks, Inc.*^	426,561
27,300	Cypress Semiconductor Corp.*	983,619
5,210	Hittite Microwave Corp.*^	248,830
19,070	Intel Corp.	508,406

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued

40,616	Mellanox Technologies, Ltd.*^	$740,023
37,140	MEMC Electronic Materials, Inc.*	3,286,519
17,690	Microchip Technology, Inc.^	555,820
9,190	Sigma Designs, Inc.*	507,288
13,240	Silicon Laboratories, Inc.*	495,573

		10,458,476

Software (18.3%):

31,140	Adobe Systems, Inc.*	1,330,612
14,490	Amdocs, Ltd.*	499,470
15,220	Ansys, Inc.*	631,021
21,510	Autodesk, Inc.*	1,070,338
31,100	BEA Systems, Inc.*	490,758
15,060	BladeLogic, Inc.*	445,324
17,660	Check Point Software Technologies, Ltd.*	387,814
34,950	Citrix Systems, Inc.*	1,328,449
22,555	Concur Technologies, Inc.*^	816,717
15,130	Electronic Arts, Inc.*	883,743
17,846	Magma Design Automation, Inc.*^	217,900
34,570	McAfee, Inc.*	1,296,375
36,100	Microsoft Corp.	1,285,160
5,990	Nintendo Co., Ltd.	3,637,303
33,683	Nuance Communications, Inc.*^	629,198
76,010	Oracle Corp.*	1,716,306
35,648	PROS Holdings, Inc.*	699,414
12,640	Salesforce.com, Inc.*	792,402
26,184	Vocus, Inc.*^	904,133

		19,062,437

Specialty Retail (0.5%):

8,700	GameStop Corp. Class A*	540,357

Wireless Telecommunication Services (7.4%):

5,980	America Movil, SA de CV, ADR, Series L	367,112
43,436	American Tower Corp., Class A*	1,850,374
42,540	Centennial Communications Corp.*	395,197
36,840	Crown Castle International Corp.*	1,532,544
9,060	Millicom International Cellular SA*^	1,068,536
13,610	NII Holdings, Inc., Class B*	657,635
40,190	SBA Communications Corp., Class A*^	1,360,030
30,187	Syniverse Holdings, Inc.*	470,313

		7,701,741

Total Common Stocks (Cost $91,739,092)		102,634,292

Deposit Account (2.1%):
2,197,728	NTRS London Deposit Account	2,197,728

Total Deposit Account (Cost $2,197,728)		2,197,728

Collateral For Securities On Loan (25.1%):
26,224,925	Northern Trust Liquid Institutional Asset Portfolio	26,224,925

Total Collateral For Securities On Loan (Cost $26,224,925)		26,224,925

Total Investment Securities (Cost $120,161,745)(b) — 125.6%		131,056,945
Net other assets (liabilities) — (25.6)%		(26,676,881)

Net Assets — 100.0%		$104,380,064

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

ADR—American Depository Receipt

(a)	Rule 144A, or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2007, these securities represent 0.2% of the net assets of the fund.
(b)	Cost for federal income tax purposes is $121,341,387. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,139,653
Unrealized depreciation	(2,424,095)

Net unrealized appreciation	$9,715,558

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	78.1%
Finland	7.9%
Japan	3.5%
Netherlands	1.8%
Panama	1.6%
Cayman Islands	1.5%
Luxembourg	1.0%
Taiwan	1.0%
Canada	0.9%
Brazil	0.6%
Switzerland	0.5%
Guernsey	0.5%
Israel	0.4%
Mexico	0.4%
China	0.3%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Columbia
Technology
Fund

Assets:
Investment securities, at cost	$120,161,745

Investment securities, at value*	$131,056,945
Interest and dividends receivable	16,038
Receivable for capital shares issued	398,828
Receivable for investments sold	954,015
Prepaid expenses	1,551

Total Assets	132,427,377

Liabilities:
Payable for investments purchased	1,705,221
Payable for capital shares redeemed	515
Payable for return of collateral received	26,224,925
Manager fees payable	68,516
Administration fees payable	3,770
Distribution fees payable	21,777
Administrative and compliance services fees payable	1,688
Other accrued liabilities	20,901

Total Liabilities	28,047,313

Net Assets	$104,380,064

Net Assets Consist of:
Capital	$88,191,694
Accumulated net investment income/(loss)	(617)
Accumulated net realized gains/(losses) from investment transactions	5,295,018
Net unrealized appreciation/(depreciation) on investments	10,893,969

Net Assets	$104,380,064

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,646,313
Net Asset Value (offering and redemption price per share)	$10.82

*	Includes securities on loan of $25,410,425.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL
Columbia
Technology
Fund

Investment Income:
Interest	$75,085
Dividends	335,997
Income from securities lending	61,671
Foreign withholding tax	(2,480)

Total Investment Income	470,273

Expenses:
Manager fees	550,788
Administration fees	30,318
Distribution fees	171,095
Custodian fees	28,447
Administrative and compliance service fees	2,656
Trustees’ fees	3,917
Professional fees	12,016
Shareholder reports	13,950
Other expenses	7,176

Total expenses before reductions	820,363
Less expenses paid indirectly	(23,807)

Net expenses	796,556

Net Investment Income/(Loss)	(326,283)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	6,175,210
Change in unrealized appreciation/(depreciation) on investments	5,559,401

Net Realized/Unrealized Gains/(Losses) on Investments	11,734,611

Change in Net Assets Resulting From Operations	$11,408,328

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Columbia Technology Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$(326,283)	$(485,520)
Net realized gains/(losses) on investment transactions	6,175,210	3,299,864
Change in unrealized appreciation/(depreciation) on investments	5,559,401	(2,044,383)

Change in net assets resulting from operations	11,408,328	769,961

Dividends to Shareholders:
From net realized gains on investments	(48,099)	—

Change in net assets resulting from dividends to shareholders	(48,099)	—

Capital Transactions:
Proceeds from shares issued	69,294,243	16,408,897
Proceeds from dividends reinvested	48,099	—
Value of shares redeemed	(26,309,682)	(15,200,706)

Change in net assets resulting from capital transactions	43,032,660	1,208,191

Change in net assets	54,392,889	1,978,152
Net Assets:
Beginning of period	49,987,175	48,009,023

End of period	$104,380,064	$49,987,175

Accumulated net investment income/(loss)	$(617)	$(807)

Share Transactions:
Shares issued	6,596,282	1,860,693
Dividends reinvested	4,758	—
Shares redeemed	(2,620,106)	(1,775,606)

Change in shares	3,980,934	85,087

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006		2005	2004	2003

Net Asset Value, Beginning of Period	$8.82	$8.60		$8.54	$9.00	$6.34

Investment Activities:
Net Investment Income/(Loss)	(0.03)	(0.09)		(0.08)	(0.06)	(0.05)
Net Realized and Unrealized Gains/(Losses) on Investments	2.04	0.31		0.14	(0.34)	2.71

Total from Investment Activities	2.01	0.22		0.06	(0.40)	2.66

Dividends to Shareholders From:
Net Realized Gains	(0.01)	—		—	(0.06)	—

Total Dividends	(0.01)	—		—	(0.06)	—

Net Asset Value, End of Period	$10.82	$8.82		$8.60	$8.54	$9.00

Total Return(a)	22.75%	2.56	%(b)	0.70%	(4.33)%	41.96%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$104,380	$49,987		$48,009	$48,199	$39,938
Net Investment Income/(Loss)	(0.48)%	(0.95)%		(1.05)%	(0.85)%	(1.04)%
Expenses Before Reductions(c)	1.20%	1.33%		1.35%	1.31%	1.54%
Expenses Net of Reductions	1.16%	1.33%		1.35%	1.31%	1.25%
Expenses Net of Reductions(d)	1.20%	1.33%		1.35%	N/A	N/A
Portfolio Turnover Rate	270.98%	244.04%		125.08%	174.40%	170.59%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2006, Columbia Management Advisors, LLC reimbursed $28,211 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.06%.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Technology Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Columbia Technology Fund	$26,224,925	$25,410,425

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2007

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Columbia Management Advisors, LLC (“Columbia Advisors”), Columbia Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%. The annual expense limit of the Fund was 1.35%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2007

distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $2,536 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Technology Fund	$225,008,815	$183,662,880

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2007, the Fund held restricted securities representing 0.2% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2007 are identified below:

			Shares or
	Acquisition	Acquisition	Principal	Fair
	Date	Cost	Amount	Value
Energy Conversion Devices, Inc.	2/10/2005	$194,428	6,000	$201,900

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2007

included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $664,813 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2008.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Columbia Technology Fund	$—	$48,099	$48,099

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
	Undistributed	Undistributed		Capital and		Total
	Ordinary	Long Term	Accumulated	Other	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Losses	Appreciation(a)	Earnings
AZL Columbia Technology Fund	$2,833,817	$4,305,039	$7,138,856	$(664,813)	$9,714,327	$16,188,370

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Technology Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2007, the Fund had net long-term capital gains of $48,099.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

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The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

21

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

22

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

24

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Davis NY
Venture Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Davis NY Venture Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Davis NY Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007 the AZLSM Davis NY Venture Fund gained 4.15%. That compared to a -0.17% total return for its benchmark, the Russell 1000® Value Index1.
This Fund’s Subadviser, Davis Selected Advisers, employs a bottom-up stock picking strategy with a long-term focus, and does not attempt to construct a portfolio that resembles the benchmark. The managers typically hold about 70% of the Fund’s assets in shares of high-quality blue chip firms, which they buy when the stocks trade at a discount to management’s estimation of their value. Roughly, 15% of the Fund’s assets are allocated to stocks of less well-known companies that offer attractive valuations, strong competitive advantages, and shareholder-friendly management. The final portion of the Fund’s assets typically is invested in stocks that trade at a sizable discount to management’s perception of their value—which often occurs due to short-term controversy.*
Large value stocks in general posted weak returns for the period, as the slightly negative return of this Fund’s benchmark indicates. However, in comparison, positions in certain energy, consumer staples and financial stocks helped the Fund generate a positive absolute return.*
Strong stock selection helped the Fund outperform its benchmark index by a substantial margin. Selection in the financial sector especially boosted relative performance. Financial stocks overall struggled during 2007, due to investor concerns about the possibility that rising defaults on sub prime mortgages would lead to a credit crisis. As a result, the financial stocks in the Russell 1000® Value Index, in aggregate, declined 21%. The investment process employed by the Fund’s Subadviser helped its allocation to financial stocks produce an average loss of less than 10%. Selection in the consumer staples and energy sectors also increased the Fund’s relative gains.*
The Fund did not hold utilities stocks during the 12-month period, because utilities typically do not offer the attractive return on reinvested capital that this Subadviser seeks. Utilities performed well during 2007, so their omission from the Fund’s portfolio reduced relative gains. An investment in shares of a cable company also weighed on performance against the benchmark, as investors sold the stock due to concerns about slowing subscriber growth.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Davis NY Venture Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests the majority of its assets in equity securities issued by large companies with market capitalization of at least $10 billion that the Subadviser believes are of high quality.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZLSM Davis NY Venture Fund	4.15%	9.17%	13.24%	6.55%

Russell 1000® Value Index	–0.17%	9.32%	14.63%	9.80%†

Expense Ratio

Gross	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets, and 0.70% on assets above $100 million; and is limiting operating expenses to 1.20% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Davis NY Venture Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Davis NY Venture Fund	$1,000.00	$974.90	$5.43	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Davis NY Venture Fund	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Davis NY Venture Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Air Freight & Logistics	0.4%
Automobiles	0.8
Beverages	2.3
Building Products	1.1
Capital Markets	1.7
Commercial Banks	7.1
Commercial Services & Supplies	1.5
Communications Equipment	1.0
Computers & Peripherals	1.8
Construction Materials	1.9
Consumer Finance	3.9
Containers & Packaging	1.3
Diversified Consumer Services	0.9
Diversified Financial Services	6.4
Electronic Equipment & Instruments	0.6
Energy Equipment & Services	0.9
Food & Staples Retailing	6.6
Food Products	0.2
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	2.9
Household Durables	0.2
Household Products	1.4
Industrial Conglomerates	1.2
Insurance	15.6
Internet & Catalog Retail	0.6
Internet Software & Services	1.0
Machinery	0.0
Marine	0.7
Media	5.4
Metals & Mining	0.8
Multiline Retail	0.3
Oil, Gas & Consumable Fuels	14.4
Paper & Forest Products	0.4
Personal Products	0.5
Real Estate Management & Development	0.4
Road & Rail	0.1
Semiconductors & Semiconductor Equipment	0.9
Software	2.3
Specialty Retail	1.6
Tobacco	3.8
Transportation Infrastructure	0.3
Wireless Telecommunication Services	1.1
Short-Term Investments	15.4

112.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.5%):
Air Freight & Logistics (0.4%):

35,500	United Parcel Service, Inc., Class B	$2,510,560

Automobiles (0.8%):

100,400	Harley-Davidson, Inc.^	4,689,684

Beverages (2.3%):

90,400	Diageo plc, ADR^	7,759,032
93,976	Heineken Holding NV	5,294,115

		13,053,147

Building Products (1.1%):

153,850	Tyco International, Ltd.	6,100,153

Capital Markets (1.7%):

86,900	Ameriprise Financial, Inc.	4,789,059
113,200	E*TRADE Financial Corp.*^	401,860
46,200	Morgan Stanley	2,453,682
25,300	State Street Corp.	2,054,360

		9,698,961

Commercial Banks (7.1%):

234,400	Bank of New York Mellon Corp.	11,429,344
138,800	Commerce Bancorp, Inc.^	5,293,832
273,817	HSBC Holdings plc	4,592,709
208,984	Wachovia Corp.	7,947,661
382,300	Wells Fargo & Co.	11,541,637

		40,805,183

Commercial Services & Supplies (1.5%):

231,200	Iron Mountain, Inc.*^	8,559,024

Communications Equipment (1.0%):

153,850	Tyco Electronics, Ltd.	5,712,451

Computers & Peripherals (1.8%):

231,806	Dell Inc.*	5,681,565
90,700	Hewlett Packard Co.	4,578,536

		10,260,101

Construction Materials (1.9%):

48,700	Martin Marietta Materials, Inc.^	6,457,620
53,400	Vulcan Materials Co.^	4,223,406

		10,681,026

Consumer Finance (3.9%):

427,100	American Express Co.	22,217,742

Containers & Packaging (1.3%):

327,000	Sealed Air Corp.^	7,566,780

Diversified Consumer Services (0.9%):

272,900	H&R Block, Inc.	5,067,753

Diversified Financial Services (6.4%):

240,600	Citigroup, Inc.	7,083,264
36,850	Discover Financial Services	555,698
402,936	JPMorgan Chase & Co.	17,588,156
161,400	Merrill Lynch & Co., Inc.(a) (b) (c)	7,537,380
107,400	Moody’s Corp.^	3,834,180

		36,598,678

Electronic Equipment & Instruments (0.6%):

88,400	Agilent Technologies, Inc.*	3,247,816

Energy Equipment & Services (0.9%):

35,680	Transocean, Inc.*^	5,107,535

Food & Staples Retailing (6.6%):

320,300	Costco Wholesale Corp.	22,344,128
201,549	CVS Caremark Corp.	8,011,573
160,500	Wal-Mart Stores, Inc.	7,628,565

		37,984,266

Food Products (0.2%):

27,700	Hershey Co.^	1,091,380

Health Care Equipment & Supplies (1.2%):

159,450	Covidien, Ltd.	7,062,040

Health Care Providers & Services (2.9%):

60,800	Cardinal Health, Inc.	3,511,200
71,700	Express Scripts, Inc.*^	5,234,100
134,600	UnitedHealth Group, Inc.	7,833,720

		16,579,020

Household Durables (0.2%):

14,092	Hunter Douglas NV	1,039,267

Household Products (1.4%):

106,000	Procter & Gamble Co.	7,782,520

Industrial Conglomerates (1.2%):

895,666	China Merchants Holdings International Co., Ltd.	5,465,991
9,200	Siemens AG	1,438,319

		6,904,310

Insurance (15.6%):

80,600	AMBAC Financial Group, Inc.^	2,077,062
369,000	American International Group, Inc.	21,512,700
102,800	Aon Corp.	4,902,532
134	Berkshire Hathaway, Inc., Class A*	18,974,400
155	Berkshire Hathaway, Inc., Class B*	734,080
7,400	Everest Re Group, Ltd.^	742,960
268,600	Loews Corp.	13,521,324
1,040	Markel Corp.*	510,744
40,200	MBIA, Inc.^	748,926
147,400	Millea Holdings, Inc.	4,982,601
295,400	NIPPONKOA Insurance Co., Ltd.	2,678,802
32,900	Principal Financial Group, Inc.	2,264,836
475,500	Progressive Corp. (The)^	9,110,580

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

18,700	Sun Life Financial, Inc.^	$1,046,078
75,600	Transatlantic Holdings, Inc.^	5,493,852

		89,301,477

Internet & Catalog Retail (0.6%):

21,200	Amazon.com, Inc.*	1,963,968
71,850	Liberty Media Corp., Interactive, Series A*	1,370,898

		3,334,866

Internet Software & Services (1.0%):

8,510	Google Inc., Class A*	5,884,495

Machinery (0.0%):

600	PACCAR, Inc.	32,688

Marine (0.7%):

716,000	China Shipping Development Co., Ltd., Share H	1,867,338
21,400	Kuehne & Nagel International AG	2,040,698

		3,908,036

Media (5.4%):

544,300	Comcast Corp., Class A*^	9,862,716
86,600	Grupo Televisa SA, ADR^	2,058,482
40,100	Lagardere S.C.A.	2,989,750
15,690	Liberty Media Corp. — Capital, Series A*	1,827,728
406,800	News Corp.	8,335,332
98,270	Virgin Media, Inc.^	1,684,348
65,700	WPP Group plc, ADR^	4,223,853

		30,982,209

Metals & Mining (0.8%):

56,500	BHP Billiton plc	1,740,140
24,900	Rio Tinto plc	2,608,460

		4,348,600

Multiline Retail (0.3%):

17,500	Sears Holdings Corp.*^	1,785,875

Oil, Gas & Consumable Fuels (14.4%):

136,300	Canadian Natural Resources, Ltd.^	9,968,982
1,867,400	China Coal Energy Co., — H	5,737,710
301,600	ConocoPhillips	26,631,280
175,300	Devon Energy Corp.	15,585,923
140,000	EOG Resources, Inc.^	12,495,000
157,900	Occidental Petroleum Corp.	12,156,721

		82,575,616

Paper & Forest Products (0.4%):

101,800	Sino-Forest Corp., Class A	2,212,012

Personal Products (0.5%):

67,600	Avon Products, Inc.	2,672,228

Real Estate Management & Development (0.4%):

390,000	Hang Lung Group, Ltd.	2,101,260

Road & Rail (0.1%):

87,212	Toll Holdings, Ltd.^	873,209

Semiconductors & Semiconductor Equipment (0.9%):

150,400	Texas Instruments, Inc.	5,023,360

Software (2.3%):

363,100	Microsoft Corp.	12,926,360

Specialty Retail (1.6%):

119,600	Bed Bath & Beyond, Inc.*	3,515,044
206,400	CarMax, Inc.*^	4,076,400
79,400	Lowe’s Cos., Inc.	1,796,028

		9,387,472

Tobacco (3.8%):

291,500	Altria Group, Inc.	22,031,570

Transportation Infrastructure (0.3%):

62,900	Asciano Group^	384,909
561,320	Cosco Pacific, Ltd.	1,482,980

		1,867,889

Wireless Telecommunication Services (1.1%):

99,100	SK Telecom Co., Ltd., ADR^	2,957,144
277,200	Sprint Nextel Corp.	3,639,636

		6,596,780

Total Common Stocks (Cost $460,834,676)		558,165,399

Deposit Account (2.5%):
13,971,458	NTRS London Deposit Account	13,971,458

Total Deposit Account (Cost $13,971,458)		13,971,458

Collateral For Securities On Loan (12.9%):
73,870,500	Northern Trust Liquid Institutional Asset Portfolio	73,870,500

Total Collateral For Securities On Loan (Cost $73,870,500)		73,870,500

Total Investment Securities (Cost $548,676,634)(c) — 112.9%		646,007,357
Net other assets (liabilities) — (12.9)%		(73,709,021)

Net Assets — 100.0%		$572,298,336

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Rule 144A, or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2007, these securities represent 1.3% of the net assets of the fund.

(b)	Security is fair valued in accordance with pricing procedures approved by The Board of Trustees. These securities represent 1.3% of the fund’s net assets.

(c)	Cost for federal income tax purposes is $549,437,877. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$127,359,587
Unrealized depreciation	(30,790,107)

Net unrealized appreciation	$96,569,480

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	82.1%
United Kingdom	3.7%
Bermuda	3.4%
Canada	2.3%
Hong Kong	1.6%
Japan	1.3%
China	1.3%
Netherlands	1.1%
Cayman Islands	0.9%
France	0.5%
Korea	0.5%
Switzerland	0.4%
Mexico	0.4%
Germany	0.3%
Australia	0.2%

100%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Davis
NY Venture
Fund

Assets:
Investment securities, at cost	$548,676,634

Investment securities, at value*	$646,007,357
Foreign currency, at value (cost $403,142)	404,217
Interest and dividends receivable	618,727
Receivable for capital shares issued	228,138
Receivable for investments sold	29,791
Reclaim receivable	18,535
Prepaid expenses	9,124

Total Assets	647,315,889

Liabilities:
Payable for investments purchased	544,343
Payable for capital shares redeemed	15,519
Payable for return of collateral received	73,870,500
Manager fees payable	345,121
Administration fees payable	21,073
Distribution fees payable	121,741
Administrative and compliance services fees payable	10,317
Other accrued liabilities	88,939

Total Liabilities	75,017,553

Net Assets	$572,298,336

Net Assets Consist of:
Capital	$458,179,887
Accumulated net investment income/(loss)	4,753,034
Accumulated net realized gains/(losses) from investment transactions	12,032,136
Net unrealized appreciation/(depreciation) on investments	97,333,279

Net Assets	$572,298,336

Shares of beneficial interest (unlimited number of shares authorized, no par value)	40,515,906
Net Asset Value (offering and redemption price per share)	$14.13

*	Includes securities on loan of $73,742,623.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Davis
NY Venture
Fund

Investment Income:
Interest	$571,406
Dividends	10,382,463
Income from securities lending	73,925
Foreign withholding tax	(10,048)

Total Investment Income	11,017,746

Expenses:
Manager fees	4,329,309
Administration fees	254,911
Distribution fees	1,443,195
Custodian fees	60,629
Administrative and compliance service fees	21,488
Trustees’ fees	33,606
Professional fees	77,014
Shareholder reports	66,129
Other expenses	43,951

Total expenses before reductions	6,330,232
Less expenses waived/reimbursed by the Manager	(20,102)
Less expenses paid indirectly	(14,558)

Net expenses	6,295,572

Net Investment Income/(Loss)	4,722,174

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	12,672,449
Change in unrealized appreciation/(depreciation) on investments	3,996,375

Net Realized/Unrealized Gains/(Losses) on Investments	16,668,824

Change in Net Assets Resulting From Operations	$21,390,998

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Davis NY Venture Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,722,174	$2,645,441
Net realized gains/(losses) on investment transactions	12,672,449	(204,138)
Change in unrealized appreciation/(depreciation) on investments	3,996,375	56,988,522

Change in net assets resulting from operations	21,390,998	59,429,825

Dividends to Shareholders:
From net investment income	(2,540,733)	(1,269,494)

Change in net assets resulting from dividends to shareholders	(2,540,733)	(1,269,494))

Capital Transactions:
Proceeds from shares issued	110,358,991	190,484,208
Proceeds from dividends reinvested	2,540,733	1,269,494
Value of shares redeemed	(97,766,969)	(59,634,545)

Change in net assets resulting from capital transactions	15,132,755	132,119,157

Change in net assets	33,983,020	190,279,488
Net Assets:
Beginning of period	538,315,316	348,035,828

End of period	$572,298,336	$538,315,316

Accumulated net investment income/(loss)	$4,753,034	$2,627,892

Share Transactions:
Shares issued	7,794,533	15,270,921
Dividends reinvested	182,262	101,318
Shares redeemed	(7,000,738)	(4,860,070)

Change in shares	976,057	10,512,169

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$13.61	$11.99	$11.13	$10.10	$7.86

Investment Activities:
Net Investment Income/(Loss)	0.11	0.06	0.03	0.06	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.47	1.59	1.04	1.00	2.24

Total from Investment Activities	0.58	1.65	1.07	1.06	2.30

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.03)	(0.01)	(0.03)	(0.06)
Net Realized Gains	—	—	(0.20)	—	—

Total Dividends	(0.06)	(0.03)	(0.21)	0.03	(0.06)

Net Asset Value, End of Period	$14.13	$13.61	$11.99	$11.13	$10.10

Total Return(a)	4.15%	13.91%	9.68%	10.56%	29.43%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$572,298	$538,315	$348,036	$152,470	$48,998
Net Investment Income/(Loss)	0.82%	0.61%	0.54%	0.65%	0.80%
Expenses Before Reductions(b)	1.09%	1.12%	1.20%	1.20%	1.39%
Expenses Net of Reductions	1.09%	1.12%	1.20%	1.18%	1.10%
Expenses Net of Reductions(c)	1.09%	1.12%	1.20%	N/A	N/A
Portfolio Turnover Rate	14.67%	8.49%	3.62%	57.45%	21.56%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly.

See Accompanying Notes to Financial Statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Davis NY Venture Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (”REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Davis NY Venture Fund	$75,590,832	$73,742,623

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2007

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager, Davis Selected Advisers, L.P. (“Davis”) and the Trust, Davis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Davis NY Venture Fund	0.75%	1.20%

*	Effective December 1, 2007, the Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $100 million, and 0.70% on assets above $100 million through April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2007

the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $20,529 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $3,646 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Davis NY Venture Fund	$103,412,230	$82,181,638

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant of the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2007, the Fund held restricted securities representing 1.3% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2007 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value
Merrill Lynch & Co., Inc.	12/24/2007	$7,747,200	161,400	$7,537,380

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2007

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $32,789 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$2,540,733	$—	$2,540,733

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$1,269,494	$—	$1,269,494

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Undistributed
		Long-Term		Accumulated		Total
	Undistributed	Capital	Accumulated	Losses and	Unrealized	Accumulated
	Ordinary Income	Gains	Earnings	Other Capital	Appreciation(a)	Earnings

AZL Davis NY Venture Fund	$5,882,653	$11,696,549	$17,579,202	$(32,789)	$96,572,036	$114,118,449

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Davis NY Venture Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

20

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

21

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

22

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

24

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer
and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Dreyfus
Founders Equity Growth Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Dreyfus Founders Equity Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Dreyfus Founders Equity Growth Fund and Founders Asset Management LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Dreyfus Founders Equity Growth Fund gained 8.75%. That compared to the 11.81% gain for its benchmark, the Russell 1000® Growth Index1.
This Fund’s Subadviser uses a bottom-up, fundamentals-based investment process to identify shares of firms that exhibit strong earnings growth. Positions in select stocks in the computer hardware, communications, Internet, retail and agriculture industries helped the Fund post solid absolute returns for 2007.
An underweight position in industrials stocks was the primary reason the Fund lagged its benchmark index. The Fund’s managers held a relatively small stake in the industrials sector because of concerns about a potential slowdown in the global economy. Shares of global industrial firms generally posted strong performance during the year, however. Weakness in certain semiconductor stocks also weighed on relative performance. In particular, the portfolio held one stock that posted substantial losses after the firm delayed implementation of a new production strategy, leading to weaker-than-expected profit margins.*
The materials sector included certain fertilizer stocks that produced powerful rallies. Generally this Fund does not hold fertilizer stocks, which operate in a highly cyclical industry, and do not suit our investment approach. As a result, the surge in those stocks weakened the Fund’s relative performance.*
Strong stock selection in the consumer discretionary sector improved the Fund’s performance against its benchmark. Consumer discretionary stocks generally fared poorly during 2007, as investors worried that the housing slump and high-energy prices would reduce consumer spending. The Fund’s consumer discretionary positions performed much better than the consumer discretionary sector in the benchmark, driven by strong returns from select retailers. Strong performance among certain technology stocks also added to the Fund’s relative performance during the 12-month period.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Dreyfus Founders Equity Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in common stocks of large, well-established and mature companies of financial strength.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZLSM Dreyfus Founders Equity Growth Fund	8.75%	8.69%	11.44%	3.78%

Russell 1000® Growth Index	11.81%	8.68%	12.11%	5.12%†

Expense Ratio

Gross	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70%; and is limiting operating expenses to 1.20% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Dreyfus Founders Equity Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Dreyfus Founders Equity Growth Fund	$1,000.00	$1,034.40	$6.10	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Dreyfus Founders Equity Growth Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Dreyfus Founders Equity Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	2.4%
Air Freight & Logistics	0.2
Auto Components	2.1
Biotechnology	3.5
Capital Markets	4.1
Chemicals	2.4
Commercial Services & Supplies	1.3
Communications Equipment	6.8
Computers & Peripherals	6.3
Diversified Consumer Services	0.7
Diversified Financial Services	2.0
Diversified Telecommunication Services	1.1
Electric Utilities	0.3
Energy Equipment & Services	3.0
Food & Staples Retailing	4.0
Food Products	3.0
Health Care Equipment & Supplies	1.5
Hotels, Restaurants & Leisure	3.4
Household Products	1.5
Industrial Conglomerates	2.2
Insurance	1.7
Internet & Catalog Retail	0.5
Internet Software & Services	5.5
IT Services	0.8
Life Sciences Tools & Services	1.7
Machinery	1.2
Media	1.2
Metals & Mining	0.5
Multiline Retail	0.3
Oil, Gas & Consumable Fuels	5.7
Personal Products	2.1
Pharmaceuticals	5.8
Road & Rail	0.7
Semiconductors & Semiconductor Equipment	5.8
Software	8.3
Specialty Retail	4.9
Textiles, Apparel & Luxury Goods	0.5
Tobacco	0.6
Short-Term Investments	15.4

115.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (99.6%):
Aerospace & Defense (2.4%):

17,981	Goodrich Corp.	$1,269,639
31,765	Honeywell International, Inc.	1,955,771
27,772	Precision Castparts Corp.	3,851,976

		7,077,386

Air Freight & Logistics (0.2%):

7,995	FedEx Corp.	712,914

Auto Components (2.1%):

129,986	Advance Auto Parts	4,938,168
35,863	Johnson Controls, Inc.	1,292,503

		6,230,671

Biotechnology (3.5%):

39,320	Amylin Pharmaceuticals, Inc.*^	1,454,840
39,675	Celgene Corp.*	1,833,382
19,916	Genentech, Inc.*	1,335,766
109,541	Gilead Sciences, Inc.*	5,039,981
27,869	Vertex Pharmaceuticals, Inc.*^	647,397

		10,311,366

Capital Markets (4.1%):

224,143	Charles Schwab Corp.^	5,726,854
13,723	Goldman Sachs Group, Inc.	2,951,131
68,024	Janus Capital Group, Inc.^	2,234,588
11,979	State Street Corp.	972,695

		11,885,268

Chemicals (2.4%):

20,244	E.I. du Pont de Nemours & Co.	892,558
30,663	Ecolab, Inc.	1,570,252
39,675	Monsanto Co.	4,431,301

		6,894,111

Commercial Services & Supplies (1.3%):

119,929	Waste Management, Inc.	3,918,080

Communications Equipment (6.8%):

229,196	Cisco Systems, Inc.*	6,204,336
115,151	Corning, Inc.	2,762,473
88,602	Juniper Networks, Inc.*	2,941,586
72,669	Nokia Oyj Corp., ADR^	2,789,763
27,628	QUALCOMM, Inc.	1,087,162
30,786	Research In Motion, Ltd.*^	3,491,132
20,284	Riverbed Technology, Inc.*	542,394

		19,818,846

Computers & Peripherals (6.3%):

37,286	Apple Computer, Inc.*	7,385,611
55,304	Dell Computer Corp.*	1,355,501
132,467	EMC Corp.*	2,454,614
105,836	Hewlett Packard Co.	5,342,601
18,211	International Business Machines Corp.	1,968,609

		18,506,936

Diversified Consumer Services (0.7%):

36,377	Devry, Inc.^	1,890,149

Diversified Financial Services (2.0%):

26,120	Bank of America Corp.	1,077,711
40,667	Citigroup, Inc.	1,197,236
3,472	CME Group, Inc.	2,381,792
29,135	J.P. Morgan Chase & Co.	1,271,743

		5,928,482

Diversified Telecommunication Services (1.1%):

28,616	AT&T, Inc.	1,189,281
48,328	Verizon Communications, Inc.	2,111,450

		3,300,731

Electric Utilities (0.3%):

184	Dynegy, Inc.*^	1,314
10,589	Exelon Corp.	864,486

		865,800

Energy Equipment & Services (3.0%):

45,176	Cameron International Corp.*	2,174,321
25,553	Halliburton Co.	968,714
14,591	National-Oilwell Varco, Inc.*	1,071,855
47,574	Schlumberger, Ltd.	4,679,854

		8,894,744

Food & Staples Retailing (4.0%):

45,372	Costco Wholesale Corp.	3,165,151
67,738	Wal-Mart Stores, Inc.	3,219,587
130,154	Whole Foods Market, Inc.^	5,310,283

		11,695,021

Food Products (3.0%):

59,414	Cadbury Schweppes plc, ADR^	2,933,269
110,634	Dean Foods Co.^	2,860,995
88,433	Kraft Foods, Inc.	2,885,569

		8,679,833

Health Care Equipment & Supplies (1.5%):

49,612	Baxter International, Inc.	2,879,976
28,243	Medtronic, Inc.	1,419,776

		4,299,752

Hotels, Restaurants & Leisure (3.4%):

50,058	International Game Technology	2,199,048
59,536	McDonald’s Corp.	3,507,266
54,687	Royal Caribbean Cruises, Ltd.^	2,320,916
94,258	Starbucks Corp.*	1,929,461

		9,956,691

Household Products (1.5%):

13,869	Colgate-Palmolive Co.	1,081,227
7,056	Energizer Holdings, Inc.*^	791,189
34,537	Procter & Gamble Co.	2,535,707

		4,408,123

Industrial Conglomerates (2.2%):

18,076	3M Co.	1,524,168

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Industrial Conglomerates, continued

98,158	General Electric Co.	$3,638,717
19,957	McDermott International, Inc.*	1,178,062

		6,340,947

Insurance (1.7%):

40,353	MBIA, Inc.^	751,776
181,940	UnumProvident Corp.	4,328,353

		5,080,129

Internet & Catalog Retail (0.5%):

14,606	Amazon.com, Inc.*	1,353,100

Internet Software & Services (5.5%):

104,057	eBay, Inc.*	3,453,652
11,427	Google, Inc.*	7,901,542
58,612	Teradata Corp.*	1,606,555
130,800	Yahoo!, Inc.*	3,042,408

		16,004,157

IT Services (0.8%):

56,368	Accenture, Ltd., Class A^	2,030,939
4,138	VMware, Inc., Class A*^	351,689

		2,382,628

Life Sciences Tools & Services (1.7%):

9,272	Covance, Inc.*^	803,141
35,418	Pharmaceutical Product Development, Inc.^	1,429,825
48,583	Thermo Electron Corp.*	2,802,267

		5,035,233

Machinery (1.2%):

8,140	Cummins, Inc.	1,036,792
27,762	Deere & Co.^	2,585,197

		3,621,989

Media (1.2%):

59,819	Discovery Holding Co., Class A*^	1,503,850
23,804	Omnicom Group, Inc.	1,131,404
25,854	Walt Disney Co. (The)	834,567

		3,469,821

Metals & Mining (0.5%):

14,073	Southern Copper Corp.^	1,479,494

Multiline Retail (0.3%):

26,057	Nordstrom, Inc.^	957,074

Oil, Gas & Consumable Fuels (5.7%):

13,406	ChevronTexaco Corp.	1,251,182
15,158	Devon Energy Corp.	1,347,698
10,445	EOG Resources, Inc.	932,216
70,093	Exxon Mobil Corp.	6,567,013
20,236	Occidental Petroleums Corp.	1,557,970
21,909	Sunoco, Inc.	1,587,088
32,411	Tesoro Petroleum Corp.^	1,546,005
15,304	Ultra Petroleum Corp.*	1,094,236
11,203	Valero Energy Corp.	784,546

		16,667,954

Personal Products (2.1%):

105,166	Avon Products, Inc.	4,157,212
48,479	Estee Lauder Co., Inc. (The), Class A^	2,114,169

		6,271,381

Pharmaceuticals (5.8%):

41,652	Abbott Laboratories	2,338,760
31,185	Allergan, Inc.	2,003,324
9,358	Johnson & Johnson Co.	624,179
69,262	Merck & Co., Inc.	4,024,815
35,481	Pfizer, Inc.	806,483
39,675	Roche Holding AG, ADR^	3,427,297
137,517	Schering Plough Corp.	3,663,453

		16,888,311

Road & Rail (0.7%):

42,347	Canadian National Railway Co.^	1,987,345

Semiconductors & Semiconductor Equipment (5.8%):

33,464	Altera Corp.	646,525
117,858	Broadcom Corp., Class A*	3,080,808
122,088	Intel Corp.	3,254,866
54,814	Intersil Corp., Class A	1,341,847
49,654	KLA-Tencor Corp.^	2,391,337
101,339	Marvell Technology Group, Ltd.*	1,416,719
39,480	Maxim Integrated Products, Inc.^	1,045,430
35,055	MEMC Electronic Materials, Inc.*^	3,102,017
14,448	Varian Semiconductor Equipment Associates, Inc.*^	534,576

		16,814,125

Software (8.3%):

111,277	Adobe Systems, Inc.*	4,754,866
13,368	Autodesk, Inc.*	665,192
101,468	Electronic Arts, Inc.*	5,926,746
19,488	McAfee, Inc.*	730,800
235,007	Microsoft Corp.	8,366,249
19,151	NAVTEQ Corp.*	1,447,816
80,014	Oracle Corp.*	1,806,716
20,188	Trimble Navigation, Ltd.*^	610,485

		24,308,870

Specialty Retail (4.9%):

77,079	Best Buy Co., Inc.	4,058,209
324,864	Gap, Inc. (The)	6,913,106
34,294	Home Depot, Inc.	923,880
36,950	TJX Cos., Inc.	1,061,574

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Specialty Retail, continued

54,554	Urban Outfitters, Inc.*^	$1,487,142

		14,443,911

Textiles, Apparel & Luxury Goods (0.5%):

13,276	Nike, Inc., Class B^	852,850
14,448	Phillips-Van Heusen Corp.^	532,554

		1,385,404

Tobacco (0.6%):

22,344	Altria Group, Inc.	1,688,759

Total Common Stocks (Cost $249,635,478)		291,455,536

Deposit Account (0.4%):
1,284,005	NTRS London Deposit Account	1,284,005

Total Deposit Account (Cost $1,284,005)		1,284,005

Collateral For Securities On Loan (15.0%):
43,991,283	Northern Trust Liquid Institutional Asset Portfolio	43,991,283

Total Collateral For Securities On Loan (Cost $43,991,283)		43,991,283

Total Investment Securities (Cost $294,910,766)(a) — 115.0%		336,730,824
Net other assets (liabilities) — (15.0)%		(44,046,976)

Net Assets — 100.0%		$292,683,848

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $295,568,964. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$52,795,776
Unrealized depreciation	(11,633,916)

Net unrealized appreciation	$41,161,860

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	90.5%
Canada	2.3%
Netherland	1.6%
Bermuda	1.2%
Switzerland	1.2%
United Kingdom	1.0%
Finland	1.0%
Liberia	0.8%
Panama	0.4%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Dreyfus
Founders
Equity
Growth Fund

Assets:
Investment securities, at cost	$294,910,766

Investment securities, at value*	$336,730,824
Interest and dividends receivable	244,426
Receivable for capital shares issued	125,938
Prepaid expenses	4,786

Total Assets	337,105,974

Liabilities:
Payable for capital shares redeemed	900
Payable for return of collateral received	43,991,283
Manager fees payable	175,488
Administration fees payable	10,849
Distribution fees payable	62,674
Administrative and compliance services fees payable	4,263
Other accrued liabilities	176,669

Total Liabilities	44,422,126

Net Assets	$292,683,848

Net Assets Consist of:
Capital	$233,345,364
Accumulated net investment income/(loss)	593,429
Accumulated net realized gains/(losses) from investment transactions	16,924,997
Net unrealized appreciation/(depreciation) on investments	41,820,058

Net Assets	$292,683,848

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,481,678
Net Asset Value (offering and redemption price per share)	$11.05

*	Includes securities on loan of $42,759,245.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Dreyfus
Founders
Equity
Growth Fund

Investment Income:
Interest	$104,005
Dividends	2,515,703
Income from securities lending	41,517

Total Investment Income	2,661,225

Expenses:
Manager fees	1,368,602
Administration fees	83,260
Distribution fees	443,546
Custodian fees	31,882
Administrative and compliance service fees	6,851
Trustees’ fees	10,463
Professional fees	54,635
Shareholder reports	52,874
Recoupment of prior expenses reimbursed by the Manager	68,572
Other expenses	58,979

Total expenses before reductions	2,179,664
Less expenses waived/reimbursed by the Manager	(57,974)
Less expenses paid indirectly	(53,894)

Net expenses	2,067,796

Net Investment Income/(Loss)	593,429

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	17,619,790
Change in unrealized appreciation/(depreciation) on investments	(6,999,419)

Net Realized/Unrealized Gains/(Losses) on Investments	10,620,371

Change in Net Assets Resulting From Operations	$11,213,800

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Dreyfus
	Founders Equity Growth Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$593,429	$110,008
Net realized gains/(losses) on investment transactions	17,619,790	4,299,986
Change in unrealized appreciation/(depreciation) on investments	(6,999,419)	7,164,311

Change in net assets resulting from operations	11,213,800	11,574,305

Dividends to Shareholders:
From net investment income	(110,000)	(2,492)
From net realized gains on investments	(4,303,104)	(4,899,346)

Change in net assets resulting from dividends to shareholders	(4,413,104)	(4,901,838)

Capital Transactions:
Proceeds from shares issued	29,182,232	31,251,229
Proceeds from shares issued in merger	168,844,542	—
Proceeds from dividends reinvested	4,413,104	4,901,838
Value of shares redeemed	(37,405,893)	(10,301,706)

Change in net assets resulting from capital transactions	165,033,985	25,851,361

Change in net assets	171,834,681	32,523,828
Net Assets:
Beginning of period	120,849,167	88,325,339

End of period	$292,683,848	$120,849,167

Accumulated net investment income/(loss)	$593,429	$110,008

Share Transactions:
Shares issued	2,675,344	3,050,588
Shares issued in merger	15,321,646	—
Dividends reinvested	411,670	498,154
Shares redeemed	(3,414,602)	(1,035,565)

Change in shares	14,994,058	2,513,177

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$10.52	$9.84	$9.77	$9.07	$7.30

Investment Activities:
Net Investment Income/(Loss)	0.02	0.01	— (a)	0.03	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	0.89	1.22	0.44	0.66	1.78
Net realized gain from payment
by affiliate for the disposal of investments in violation of restrictions	—	—	—	0.01	—

Total from Investment Activities	0.91	1.23	0.44	0.70	1.77

Dividends to Shareholders From:
Net Investment Income	(0.01)	— (a)	(0.03)	—	—
Net Realized Gains	(0.37)	(0.55)	(0.34)	—	—

Total Dividends	(0.38)	(0.55)	(0.37)	—	—

Net Asset Value, End of Period	$11.05	$10.52	$9.84	$9.77	$9.07

Total Return(b)	8.75%	12.93%	4.56%	7.72%	24.25%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$292,684	$120,849	$88,325	$76,509	$52,200
Net Investment Income/(Loss)	0.34%	0.12%	0.00%	0.36%	(0.16)%
Expenses Before Reductions(c)	1.23%	1.19%	1.22%	1.26%	1.39%
Expenses Net of Reductions	1.17%	1.19%	1.19%	1.17%	1.10%
Expenses Net of Reductions(d)	1.20%	1.19%	1.20%	N/A	N/A
Portfolio Turnover Rate	73.29%	117.91%	134.74%	171.66%	44.54%

(a)	Amount less than $.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Dreyfus Founders Equity Growth Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in case of foreign securities, in which dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Dreyfus Founders Equity Growth Fund	$43,991,283	$42,759,245

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager, Founders Asset Management LLC (“Founders”) and the Trust, Founders provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

Prior to September 1, 2007, the fees payable to the Manager were based on a tiered structure for various net asset levels as follows: 1.00% on the first $10 million of net assets, 0.875% on the next $10 million of net assets, and 0.75% on net assets thereafter. Effective September 1, 2007, the Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees through April 30, 2009 to a rate of 0.70% on net assets of the Fund. The annual expense limit of the Fund is 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2008
AZL Dreyfus Founders Equity Growth Fund	$8,882

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $24,249 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Founders Equity Growth Fund	$132,463,802	$131,374,516

5. Acquisitions and Mergers

On September 21, 2007, net assets of the AZL Van Kampen Strategic Growth Fund managed by the Manager were exchanged in a tax-free conversion for shares of the Fund. All fees and expenses incurred by the AZL Van Kampen Strategic Growth Fund and the Fund directly in connection with the consummation of the transaction were borne by the respective Funds. The following is summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

Shares	Net Assets	Net Assets	Net Asset	Unrealized
Issued	before Conversion	Converted	Value	Appreciation
15,321,646	$133,667,540	$168,844,542	$11.02	$35,408,542

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Founders Equity Growth Fund	$1,537,873	$2,875,231	$4,413,104

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Founders Equity Growth Fund	$3,862,675	$1,039,163	$4,901,838

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Dreyfus Founders Equity Growth Fund	$4,460,731	$13,715,893	$18,176,624	$41,161,860	$59,338,484

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Special Meeting of Shareholders (Unaudited):

On September 19, 2007, there was a special meeting of the shareholders of the AZL Van Kampen Strategic Growth Fund. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by the AZL Funds providing for the transfer of all the assets and liabilities of the AZL Van Kampen Strategic Growth Fund in exchange of shares of the AZL Dreyfus Founders Equity Growth Fund. The number of AZL Van Kampen Strategic Fund shares voted is as follows:

			% of	% of	% of
Votes			outstanding	outstanding	outstanding
For	Against	Abstain	For	Against	Abstain
14,973,447	459,028	1,044,816	90.873%	2.405%	4.907%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Founders Equity Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 65.21% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $2,875,231.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

23

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Dreyfus
Premier Small Cap Value Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Dreyfus Premier Small Cap Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Dreyfus Premier Small Cap Value Fund and The Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Dreyfus Premier Small Cap Value Fund returned a –8.24% total return. That compared to a –9.78% return for its benchmark, the Russell 2000® Value Index1.
The Fund’s Subadviser constructs this portfolio with a commitment to diversification2. Therefore sector weightings, style orientation, market capitalization and risk characteristics are generally similar to those of the Russell 2000® Value Index.
The year under review was challenging for small cap value stocks, as investors displayed a decreased appetite for risk. That environment contributed to the Fund’s negative absolute return in 2007.
The Fund’s security selection within the financials sector helped it to outperform its benchmark index. Selection in real estate investment trusts (REITs) and in securities and asset management-related stocks contributed to the strong relative return of the Fund’s financials allocation. Selection within the information and technology sectors also boosted performance relative to the benchmark. Within these sectors, the Fund’s holdings in the information services and electronic equipment industries posted double-digit returns in both absolute and relative terms.*
Selection within the health care sector detracted from performance against the benchmark. Specifically, the Fund’s positions in the medical providers and pharmaceutical industries lagged their peer groups. Selection in the industrials sector also reduced relative return, as transportation-related stocks weighed on the Fund’s performance in that sector.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

[2]	Diversification does not guarantee a profit nor protect against a loss.

1

AZLSM Dreyfus Premier Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek investment returns that are consistently superior to the Russell 2000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in stocks of small U.S. companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

			Since
	1	3	Inception
	Year	Year	(5/3/04)

AZLSM Dreyfus Premier Small Cap Value Fund	–8.24%	2.47%	7.63%

Russell 2000® Value Index	–9.78%	5.27%	9.75%†

Expense Ratio

Gross	1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.85% and is limiting operating expenses to 1.35% through April 30, 2008. If this voluntary fee reduction were reflected in the table, the Net Annual Operating Expenses would be 1.23%. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Dreyfus Premier Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Dreyfus Premier Small Cap Value Fund	$1,000.00	$859.10	$6.00	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Dreyfus Premier Small Cap Value Fund	$1,000.00	$1,018.75	$6.51	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Dreyfus Premier Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	0.8%
Air Freight & Logistics	0.3
Airline	0.6
Auto Components	1.3
Building Products	0.3
Capital Markets	2.2
Chemicals	4.3
Commercial Banks	8.1
Commercial Services & Supplies	5.6
Communications Equipment	2.2
Computers & Peripherals	1.6
Construction & Engineering	1.9
Containers & Packaging	2.0
Diversified Consumer Services	0.4
Diversified Financial Services	0.9
Diversified Telecommunication Services	0.8
Electric Utilities	2.5
Electrical Equipment	2.0
Electronic Equipment & Instruments	3.8
Energy Equipment & Services	1.8
Food & Staples Retailing	1.8
Food Products	2.2
Gas Utilities	2.4
Health Care Equipment & Supplies	2.4
Health Care Providers & Services	1.6
Hotels, Restaurants & Leisure	2.0
Insurance	10.0
Internet & Catalog Retail	0.2
Internet Software & Services	1.4
IT Services	2.0
Leisure Equipment & Products	0.7
Life Sciences Tools & Services	0.3
Machinery	2.5
Media	1.2
Metals & Mining	1.2
Multi-Utilities	0.7
Oil, Gas & Consumable Fuels	2.8
Personal Products	0.9
Pharmaceuticals	1.7
Real Estate Investment Trusts (REITs)	6.3
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	3.8
Software	1.2
Specialty Retail	1.9
Textiles, Apparel & Luxury Goods	1.4
Thrifts & Mortgage Finance	1.5
Trading Companies & Distributors	0.5
Short-Term Investments	21.8

120.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (98.6%):
Aerospace & Defense (0.8%):

3,400	Ceradyne, Inc.*	$159,562
3,800	Triumph Group, Inc.^	312,930

		472,492

Air Freight & Logistics (0.3%):

11,900	Pacer International, Inc.	173,740

Airline (0.6%):

14,000	SkyWest, Inc.	375,900

Auto Components (1.3%):

17,400	Aftermarket Technology Corp.*	474,324
9,800	Cooper Tire & Rubber Co.	162,484
5,100	Lear Corp.*	141,066

		777,874

Building Products (0.3%):

9,800	Apogee Enterprises, Inc.	167,678

Capital Markets (2.2%):

8,100	Calamos Asset Management, Inc., Class A	241,218
11,900	Investment Technology Group, Inc.*	566,321
20,400	Knight Capital Group, Inc., Class A*	293,760
6,400	OptionsXpress Holdings, Inc.	216,448

		1,317,747

Chemicals (4.3%):

16,200	Arch Chemicals, Inc.	595,350
1,700	CF Industries Holdings, Inc.	187,102
22,200	H.B. Fuller Co.	498,390
4,700	Koppers Holdings, Inc.	203,228
10,600	Olin Corp.	204,898
8,500	OM Group, Inc.*	489,090
28,500	PolyOne Corp.*	187,530
8,700	Schulman, Inc.	187,485

		2,553,073

Commercial Banks (8.1%):

12,300	Boston Private Financial Holdings, Inc.^	333,084
15,900	Cascade Bancorp^	221,328
11,900	Citizens Banking Corp.^	172,669
12,400	CVB Financial Corp.^	128,216
11,300	East West Bancorp, Inc.	273,799
13,600	First Commonwealth Financial Corp.^	144,840
6,000	First Community Bancorp^	247,440
7,200	First State Bancorp	100,080
13,200	FNB Corp.^	194,040
11,800	Frontier Financial Corp.^	219,126
12,800	Hanmi Financial Corp.	110,336
18,700	National Penn Bancshares, Inc.^	283,118
52,100	Sterling Bancshares, Inc.	581,436
5,700	Sterling Financial Corp.	95,703
17,400	Susquehanna Bancshares, Inc.^	320,856
10,200	SVB Financial Group^*	514,080
13,600	UCBH Holdings, Inc.^	192,576
7,700	UMB Financial Corp.	295,372
5,500	Umpqua Holdings Corp.^	84,370
8,900	Wilmington Trust Corp.	313,280

		4,825,749

Commercial Services & Supplies (5.6%):

12,700	ABM Industries, Inc.	258,953
6,400	American Reprographics Co.^*	105,472
30,200	CBIZ, Inc.^*	296,262
3,400	CRA International, Inc.*	161,874
12,300	Deluxe Corp.	404,547
23,500	Ennis, Inc.	423,000
6,000	First Advantage Corp., Class A*	98,820
6,300	Heidrick & Struggles International, Inc.	233,793
8,100	Kelly Services, Inc., Class A	151,146
21,700	SAIC, Inc.*	436,604
27,700	Spherion Corp.*	201,656
6,800	United Stationers, Inc.*	314,228
5,400	Watson Wyatt Worldwide, Inc.	250,614

		3,336,969

Communications Equipment (2.2%):

12,800	Avocent Corp.*	298,368
13,900	Dycom Industries, Inc.*	370,435
8,100	EMS Technologies, Inc.*	244,944
22,100	Ixia*	209,508
11,500	Oplink Communications, Inc.*	176,525

		1,299,780

Computers & Peripherals (1.6%):

5,500	Avid Technology, Inc.^*	155,870
15,400	Emulex Corp.*	251,328
14,000	Imation Corp.	294,000
9,400	Palm, Inc.^	59,596
14,500	QLogic Corp.*	205,900

		966,694

Construction & Engineering (1.9%):

34,500	Comfort Systems USA, Inc.	440,910
21,600	Emcor Group, Inc.*	510,408
4,300	Perini Corp.*	178,106

		1,129,424

Containers & Packaging (2.0%):

10,200	Greif, Inc., Class A	666,774
10,900	Pactiv Corp.*	290,267
4,500	Silgan Holdings, Inc.	233,730

		1,190,771

Diversified Consumer Services (0.4%):

6,000	Sotheby’s	228,600

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Diversified Financial Services (0.9%):

10,400	ASTA Funding, Inc.^	$274,976
3,800	Greenhill & Co., Inc.^	252,624

		527,600

Diversified Telecommunication Services (0.8%):

49,400	Cincinnati Bell, Inc.*	234,650
10,600	Consolidated Communications Holdings, Inc.^	210,940

		445,590

Electric Utilities (2.5%):

10,900	Cleco Corp.^	303,020
7,700	El Paso Electric Co.*	196,889
11,500	Empire District Electric Co. (The)^	261,970
9,400	Great Plains Energy, Inc.^	275,608
4,300	IDACORP, Inc.^	151,446
10,600	Westar Energy, Inc.	274,964

		1,463,897

Electrical Equipment (2.0%):

6,000	A.O. Smith Corp.	210,300
2,600	Belden CDT, Inc.	115,700
6,600	Encore Wire Corp.^	105,072
8,900	EnerSys*	222,144
11,100	GrafTech International, Ltd.*	197,025
8,100	Regal-Beloit Corp.	364,095

		1,214,336

Electronic Equipment & Instruments (3.8%):

8,900	Checkpoint Systems, Inc.*	231,222
10,200	Coherent, Inc.*	255,714
12,900	CTS Corp.	128,097
15,000	Methode Electronics, Inc.	246,600
5,500	MTS Systems Corp.	234,685
8,600	OSI Systems, Inc.*	227,642
11,500	Park Electrochemical Corp.	324,760
6,000	Rofin-Sinar Technologies, Inc.*	288,660
12,200	Technitrol, Inc.	348,676

		2,286,056

Energy Equipment & Services (1.8%):

2,100	Bristow Group, Inc.*	118,965
1,700	Dawson Geophysical Co.*	121,482
7,700	Global Industries, Ltd.*	164,934
14,100	Oil States International, Inc.*	481,092
27,700	Parker Drilling Co.*	209,135

		1,095,608

Food & Staples Retailing (1.8%):

3,600	Longs Drug Stores Corp.	169,200
14,000	Performance Food Group Co.*	376,180
6,800	Spartan Stores, Inc.	155,380
13,700	The Pantry, Inc.*	357,981

		1,058,741

Food Products (2.2%):

3,000	Corn Products International, Inc.	110,250
8,250	Flowers Foods, Inc.	193,133
15,700	Pilgrim’s Pride Corp.^	454,515
4,300	Ralcorp Holdings, Inc.*	261,397
12,800	Treehouse Foods, Inc.*	294,272

		1,313,567

Gas Utilities (2.4%):

8,500	Atmos Energy Corp.	238,340
6,800	New Jersey Resources Corp.	340,136
5,100	Northwest Natural Gas Co.^	248,166
11,100	Southwest Gas Corp.	330,447
7,700	WGL Holdings, Inc.	252,252

		1,409,341

Health Care Equipment & Supplies (2.4%):

17,700	Greatbatch, Inc.*	353,823
6,000	Haemonetics Corp.*	378,120
9,100	ICU Medical, Inc.^*	327,691
13,600	STERIS Corp.	392,224

		1,451,858

Health Care Providers & Services (1.6%):

6,400	AMERIGROUP Corp.*	233,280
15,700	Gentiva Health Services, Inc.*	298,928
10,600	Healthspring, Inc.*	201,930
9,800	MedCath Corp.*	240,688

		974,826

Hotels, Restaurants & Leisure (2.0%):

8,700	AFC Enterprises, Inc.*	98,484
12,800	Jack in the Box, Inc.*	329,856
5,500	Landry’s Restaurants, Inc.^	108,350
8,200	Monarch Casino & Resort, Inc.*	197,456
11,900	O’Charley’s, Inc.	178,262
6,000	Papa John’s International, Inc.*	136,200
4,700	Speedway Motorsports, Inc.	146,076

		1,194,684

Insurance (10.0%):

17,900	American Equity Investment Life Holding Co.	148,391
3,000	American Physicians Capital, Inc.	124,380
7,464	Argo Group International Holdings, Ltd.*	314,458
14,600	Aspen Insurance Holdings, Ltd.	421,064
15,300	Delphi Financial Group, Inc., Class A	539,784
12,300	Horace Mann Educators Corp.	232,962
3,400	National Financial Partners Corp.^	155,074
5,900	Navigators Group, INC*	383,500

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

7,300	Philadelphia Consolidated Holding Corp.*	$287,255
14,900	Phoenix Cos., Inc.	176,863
10,600	ProAssurance Corp.*	582,152
12,300	Safety Insurance Group, Inc.	450,426
18,100	Seabright Insurance Holdings*	272,948
23,400	Selective Insurance Group, Inc.	537,966
17,400	Universal American Financial Corp.^*	445,266
8,500	Waddell & Reed Financial, Inc., Class A	306,765
12,800	Zenith National Insurance Corp.	572,544

		5,951,798

Internet & Catalog Retail (0.2%):

10,600	FTD Group, Inc.	136,528

Internet Software & Services (1.4%):

10,400	Interwoven, Inc.*	147,888
26,400	SonicWALL, Inc.*	283,008
13,200	Vignette Corp.*	192,852
14,000	Websense, Inc.*	237,720

		861,468

IT Services (2.0%):

10,200	Euronet Worldwide, Inc.^*	306,000
5,900	ManTech International Corp., Class A*	258,538
18,300	MPS Group, Inc.*	200,202
29,800	Perot Systems Corp., Class A*	402,300

		1,167,040

Leisure Equipment & Products (0.7%):

6,900	JAKKS Pacific, Inc.*	162,909
8,600	Marvel Entertainment, Inc.^*	229,706

		392,615

Life Sciences Tools & Services (0.3%):

3,400	PAREXEL International Corp.*	164,220

Machinery (2.5%):

6,800	Briggs & Stratton Corp.	154,088
3,800	Columbus McKinnon Corp.*	123,956
12,800	Enpro Industries, Inc.*	392,320
4,500	Freightcar America, Inc.	157,500
12,300	Mueller Industries, Inc.	356,577
3,800	Robbins & Myers, Inc.	287,394

		1,471,835

Media (1.2%):

16,200	Cox Radio, Inc.*	196,830
8,900	Live Nation, Inc.*	129,228
8,100	RCN Corp.*	126,279
7,200	Scholastic Corp.* ^	251,208

		703,545

Metals & Mining (1.2%):

5,100	Carpenter Technology Corp.	383,367
3,000	Schnitzer Steel Industries, Inc.	207,390
3,800	Universal Stainless & Alloy Products, Inc.* ^	135,166

		725,923

Multi-Utilities (0.7%):

18,700	PNM Resources, Inc.	401,115

Oil, Gas & Consumable Fuels (2.8%):

19,600	Callon Petroleum Corp.*	322,420
9,800	Cimarex Energy Co.	416,794
5,100	Holly Corp.	259,539
13,700	Swift Energy Co.*	604,307
10,100	USEC, Inc.^*	90,900

		1,693,960

Personal Products (0.9%):

7,700	Elizabeth Arden, Inc.*	156,695
13,600	Nu Skin Enterprises, Inc., CLASS A	223,448
20,400	Prestige Brands Holdings, Inc.*	152,592

		532,735

Pharmaceuticals (1.7%):

14,000	Alpharma, Inc., Class A*	282,100
7,700	Noven Pharmaceuticals, Inc.^*	106,876
21,700	Sciele Pharma, Inc.^*	443,765
18,700	ViroPharma, Inc.^*	148,478

		981,219

Real Estate Investment Trusts (REITs) (6.3%):

32,300	Ashford Hospitality Trust	232,237
13,600	BioMed Realty Trust, Inc.	315,112
23,900	Cedar Shopping Centers, Inc.	244,497
9,400	Entertainment Properties Trust	441,800
20,400	Felcor Lodging Trust, Inc.	318,036
8,700	First Industrial Realty Trust, Inc.^	301,020
23,400	Medical Properties Trust, Inc.^	238,446
15,700	National Retail Properties, Inc.^	367,066
14,000	OMEGA Healthcare Investors, Inc.	224,700
12,400	Pennsylvania Real Estate Investment Trust	368,032
10,200	Realty Income Corp.^	275,604
21,700	Sunstone Hotel Investors, Inc.	396,893

		3,723,443

Road & Rail (0.6%):

8,900	Dollar Thrifty Automotive Group, Inc.*	210,752
11,100	Saia, Inc.*	147,630

		358,382

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Semiconductors & Semiconductor Equipment (3.8%):

12,900	Advanced Energy Industries, Inc.*	$168,732
7,700	Cabot Microelectronics Corp.^*	276,507
13,100	Cohu, Inc.	200,430
7,700	Cymer, Inc.*	299,761
13,600	DSP Group, Inc.*	165,920
9,800	Eagle Test Systems, Inc.*	125,244
34,700	Entegris, Inc.^*	299,461
12,900	Exar Corp.*	102,813
17,300	Micrel, Inc.	146,185
14,800	MKS Instruments, Inc.*	283,272
15,500	Rudolph Technologies, Inc.*	175,460

		2,243,785

Software (1.2%):

3,800	MicroStrategy, Inc., Class A*	361,380
46,800	TIBCO Software, Inc.^*	377,676

		739,056

Specialty Retail (1.9%):

7,200	Barnes & Noble, Inc.	248,040
12,800	Cato Corp.	200,448
6,400	Charlotte Russe Holdings, Inc.*	103,360
8,100	G-III Apparel Group, Ltd.*	119,637
19,600	New York & Co., Inc.*	125,048
12,300	Rent-A-Center, Inc.^*	178,596
7,200	Sonic Automotive, Inc.	139,392

		1,114,521

Textiles, Apparel & Luxury Goods (1.4%):

5,100	Iconix Brand Group, Inc.*	100,266
8,600	Movado Group, Inc.	217,494
6,000	Skechers U.S.A., Inc., Class A*	117,060
9,800	Steven Madden, Ltd.*	196,000
7,700	Wolverine World Wide, Inc.	188,804

		819,624

Thrifts & Mortgage Finance (1.5%):

19,100	BankUnited Financial Corp., Class A^	131,790
11,900	Corus Bankshares, Inc.^	126,973
25,500	First Niagara Financial Group, Inc.	307,020
9,400	FirstFed Financial Corp.^*	336,708

		902,491

Trading Companies & Distributors (0.5%):

11,100	Applied Industrial Technologies, Inc.	322,122

Total Common Stocks (Cost $62,881,246)		58,660,020

Deposit Account (2.9%):
1,710,761	TNT Offshore Deposit Account	1,710,761

Total Deposit Account (Cost $1,710,761)		1,710,761

Collateral For Securities On Loan (18.9%):
11,239,808	Allianz Dresdner Daily Asset Fund#	11,239,808

Total Collateral For Securities On Loan (Cost $11,239,808)		11,239,808

Total Investment Securities (Cost $75,831,815)(a) — 120.4%		71,610,589
Net other assets (liabilities) — (20.4)%		(12,142,238)

Net Assets — 100.0%		$59,468,351

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security.

#	Investment in affiliate.

(a)	Cost for federal income tax purposes is $76,022,643. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,165,064
Unrealized depreciation	(8,577,118)

Net unrealized depreciation	$(4,412,054)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	99.3%
Bermuda	0.7%

100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Dreyfus
Premier
Small Cap
Value Fund

Assets:
Investment securities, at cost	$75,831,815

Investment securities, at value*^	$71,610,589
Interest and dividends receivable	80,258
Receivable for capital shares issued	107,524
Prepaid expenses	1,065

Total Assets	71,799,436

Liabilities:
Payable for investments purchased	1,021,386
Payable for capital shares redeemed	489
Payable for return of collateral received	11,239,808
Manager fees payable	43,164
Administration fees payable	2,197
Distribution fees payable	12,695
Administrative and compliance services fees payable	1,194
Other accrued liabilities	10,152

Total Liabilities	12,331,085

Net Assets	$59,468,351

Net Assets Consist of:
Capital	$60,250,909
Accumulated net investment income/(loss)	239,734
Accumulated net realized gains/(losses) from investment transactions	3,198,934
Net unrealized appreciation/(depreciation) on investments	(4,221,226)

Net Assets	$59,468,351

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,269,167
Net Asset Value (offering and redemption price per share)	$11.29

*	Includes securities on loan of $10,869,071.

^	Includes investment in affiliate of $11,239,808.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Dreyfus
Premier
Small Cap
Value Fund

Investment Income:
Interest	$50,057
Dividends	1,028,238
Income from securities lending	57,051

Total Investment Income	1,135,346

Expenses:
Manager fees	655,886
Administration fees	32,291
Distribution fees	182,190
Custodian fees	23,990
Administrative and compliance service fees	2,680
Trustees’ fees	4,164
Professional fees	8,689
Shareholder reports	12,911
Cash overdraft expense	11,195
Other expenses	6,750

Total expenses before reductions	940,746
Less expenses waived/reimbursed by the Manager	(36,439)
Less expenses paid indirectly	(8,695)

Net expenses	895,612

Net Investment Income/(Loss)	239,734

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	3,251,061
Change in unrealized appreciation/(depreciation) on investments	(9,404,758)

Net Realized/Unrealized Gains/(Losses) on Investments	(6,153,697)

Change in Net Assets Resulting From Operations	$(5,913,963)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Dreyfus
	Premier Small Cap Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$239,734	$181,573
Net realized gains/(losses) on investment transactions	3,251,061	4,344,206
Change in unrealized appreciation/(depreciation) on investments	(9,404,758)	3,376,797

Change in net assets resulting from operations	(5,913,963)	7,902,576

Dividends to Shareholders:
From net investment income	(181,568)	(46,118)
From net realized gains on investments	(4,375,886)	(3,490,503)

Change in net assets resulting from dividends to shareholders	(4,557,454)	(3,536,621)

Capital Transactions:
Proceeds from shares issued	14,081,400	20,090,959
Proceeds from dividends reinvested	4,557,454	3,536,621
Value of shares redeemed	(22,612,940)	(11,033,483)

Change in net assets resulting from capital transactions	(3,974,086)	12,594,097

Change in net assets	(14,445,503)	16,960,052
Net Assets:
Beginning of period	73,913,854	56,953,802

End of period	$59,468,351	$73,913,854

Accumulated net investment income/(loss)	$239,734	$181,573

Share Transactions:
Shares issued	1,048,809	1,550,568
Dividends reinvested	379,788	288,233
Shares redeemed	(1,759,799)	(869,783)

Change in shares	(331,202)	969,018

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 3, 2004 to
	Year Ended December 31,			December 31,
	2007	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$13.20	$12.30	$12.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05	0.03	0.01	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(1.09)	1.57	0.40	2.16

Total from Investment Activities	(1.04)	1.60	0.41	2.17

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.01)	—	(0.01)
Net Realized Gains	(0.84)	(0.69)	(0.17)	(0.10)

Total Dividends	(0.87)	(0.70)	(0.17)	(0.11)

Net Asset Value, End of Period	$11.29	$13.20	$12.30	$12.06

Total Return(b) (c)	(8.24)%	13.40%	3.39%	21.72%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$59,468	$73,914	$56,954	$30,773
Net Investment Income(d)	0.33%	0.28%	0.10%	0.24%
Expenses Before Reductions(d) (e)	1.29%	1.35%	1.41%	1.51%
Expenses Net of Reductions(d)	1.23%	1.31%	1.35%	1.35%
Expenses Net of Reductions(d) (f)	1.24%	1.31%	N/A	N/A
Portfolio Turnover Rate(c)	60.22%	90.10%	111.78%	83.52%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Dreyfus Premier Small Cap Value Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax”

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Dreyfus Premier Small Cap Value Fund	$11,239,808	$10,869,071

The Fund received cash collateral for securities loaned. The cash was invested in an Allianz Dresdner Daily Asset Fund at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, The Dreyfus Corporation (“Dreyfus”) and the Trust, Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Dreyfus Premier Small Cap Value Fund	0.90%	1.35%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.85% for the period ending April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the year ended December 31, 2007, the Agent received $15,688 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $2,693 was paid from the Fund relating to these fees and expenses.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Premier Small Cap Value Fund	$42,977,732	$51,212,863

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,750,940 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Premier Small Cap Value Fund	$1,255,154	$3,302,300	$4,557,454

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Premier Small Cap Value Fund	$2,526,541	$1,010,080	$3,536,621

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Total
		Undistributed		Accumulated		Accumulated
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Earnings
	Ordinary Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	(Deficit)
AZL Dreyfus Premier Small Cap Value Fund	$3,585,539	$1,794,897	$5,380,436	$(1,750,940)	$(4,412,054)	$(782,558)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Premier Small Cap Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 17.40% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $3,302,300.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees (3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer
and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM First Trust Target
Double Play Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM First Trust Target Double Play Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM First Trust Target Double Play Fund and First Trust Advisors L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM First Trust Target Double Play Fund returned 8.47%. That compared to a 5.49% return for its benchmark, the Standard & Poor’s 500 Index1. Strong returns from the materials and technology sectors contributed positively to the Fund’s absolute performance, while consumer discretionary stocks reduced the Fund’s gain.
A substantially overweight position in materials stocks helped the Fund outperform its benchmark, as materials shares represented the second-best performing economic sector in the index during 2007. Strong stock selection in the technology sector also contributed positively to relative performance, as the portfolio’s technology holdings posted returns far ahead of the benchmark sector. The Fund held an underweight position in technology, however, limiting the sector’s positive contribution to relative gains.
An underweight position in industrials, combined with poor stock performance in that sector, caused the industrial sector to be the largest drag on performance relative to the benchmark.
Consumer discretionary stocks also weighed on Fund performance, as the Fund’s weighting in the sector was roughly double that of the benchmark. That sector allocation detracted from relative performance, as consumer discretionary stocks posted the second-worst return of any economic sector represented in the benchmark.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

1

AZLSM First Trust Target Double Play Fund Review
Fund Objective
The investment objective of the A Fund is total return. The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate strategies. Approximately one-half of the common stocks in the Fund’s portfolio are selected using The Dow® Target Dividend Strategy, and the other one-half are selected using the Value Line® Target 25 Strategy. While both of these strategies seek to provide above-average total return, each strategy follows a different principal investment strategy.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

		Since
	1	Inception
	Year	(12/27

AZLSM First Trust Target Double Play Fund	8.47%	7.51%

S&P 500 Index	5.49%	4.82%

Expense Ratio

Gross	0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% and is limiting operating expenses to 0.79% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index, which is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL First Trust Target Double Play Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL First Trust Target Double Play Fund	$1,000.00	$1,003.70	$3.99	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL First Trust Target Double Play Fund	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL First Trust Target Double Play Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	3.1%
Auto Components	2.4
Chemicals	15.3
Commercial Banks	9.1
Communications Equipment	7.0
Computers & Peripherals	4.0
Diversified Financial Services	5.1
Electric Utilities	2.4
Electronic Equipment & Instruments	0.6
Energy Equipment & Services	5.9
Health Care Equipment & Supplies	1.7
Household Durables	3.8
Industrial Conglomerate	1.7
Insurance	2.4
Internet & Catalog Retail	0.6
Leisure Equipment & Products	3.4
Machinery	0.4
Metals & Mining	4.0
Multi-Utilities	13.2
Paper & Forest Products	2.4
Semiconductors & Semiconductor Equipment	3.8
Textiles, Apparel & Luxury Goods	0.5
Thrifts & Mortgage Finance	4.2
Tobacco	2.4
Short-Term Investments	32.0

131.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (99.4%):
Aerospace & Defense (3.1%):

10,272	Cubic Corp.^	$402,662
17,000	Precision Castparts Corp.	2,357,900

		2,760,562

Auto Components (2.4%):

117,268	Superior Industries International, Inc.^	2,130,760

Chemicals (15.3%):

47,157	Mosaic Co., Inc. (The)*^	4,448,791
15,295	Penford Corp.^	391,399
27,852	Potash Corp. of Saskatchewan, Inc.	4,009,574
114,830	RPM International, Inc.	2,331,049
78,167	Sensient Technologies Corp.^	2,210,563

		13,391,376

Commercial Banks (9.1%):

138,564	Colonial Bancgroup, Inc.^	1,876,157
48,368	Comerica, Inc.	2,105,459
84,619	KeyCorp	1,984,315
52,167	Wachovia Corp.	1,983,911

		7,949,842

Communications Equipment (7.0%):

80,657	Nokia Oyj Corp., ADR^	3,096,422
26,440	Research In Motion, Ltd.*	2,998,296

		6,094,718

Computers & Peripherals (4.0%):

17,515	Apple Computer, Inc.*	3,469,371

Diversified Financial Services (5.1%):

49,299	J.P. Morgan Chase & Co.	2,151,901
128,241	People’s United Financial, Inc.	2,282,690

		4,434,591

Electric Utilities (2.4%):

68,163	Northeast Utilities^	2,134,184

Electronic Equipment & Instruments (0.6%):

16,360	FLIR Systems, Inc.*^	512,068

Energy Equipment & Services (5.9%):

26,334	Cameron International Corp.*	1,267,455
3,587	Core Laboratories N.V.*^	447,371
46,418	National-Oilwell Varco, Inc.*	3,409,866

		5,124,692

Health Care Equipment & Supplies (1.7%):

4,665	Intuitive Surgical, Inc.*	1,513,793

Household Durables (3.8%):

375,549	La-Z-Boy, Inc.^	2,978,103
15,213	Tempur-Pedic International, Inc.^	395,082

		3,373,185

Industrial Conglomerate (1.7%):

25,942	McDermott International, Inc.*	1,531,356

Insurance (2.4%):

35,446	Lincoln National Corp.	2,063,666

Internet & Catalog Retail (0.6%):

4,762	Priceline.com, Inc.*^	546,963

Leisure Equipment & Products (3.4%):

30,428	Garmin, Ltd.^	2,951,516

Machinery (0.4%):

6,690	Dynamic Materials Corp.^	394,041

Metals & Mining (4.0%):

11,067	AMCOL International Corp.^	398,744
29,393	Southern Copper Corp.^	3,090,086

		3,488,830

Multi-Utilities (13.2%):

42,781	BHP Billiton, Ltd., SP ADR^	2,996,381
51,928	Black Hills Corp.^	2,290,025
44,387	DTE Energy Co.^	1,951,253
117,783	NiSource, Inc.	2,224,921
97,370	PNM Resources, Inc.^	2,088,586

		11,551,166

Paper & Forest Products (2.4%):

66,376	MeadWestvaco Corp.	2,077,569

Semiconductors & Semiconductor Equipment (3.8%):

18,938	Cypress Semiconductor Corp.*	682,336
65,933	NVIDIA Corp.*	2,243,041
6,578	Sigma Designs, Inc.*^	363,106

		3,288,483

Textiles, Apparel & Luxury Goods (0.5%):

3,021	Deckers Outdoor Corp.*^	468,436

Thrifts & Mortgage Finance (4.2%):

118,954	New York Community Bancorp, Inc.^	2,091,212
119,484	Washington Mutual, Inc.^	1,626,177

		3,717,389

Tobacco (2.4%):

40,472	Universal Corp.^	2,072,976

Total Common Stocks (Cost $85,521,265)		87,041,533

Deposit Account (3.1%):
2,669,755	NTRS London Deposit Account	2,669,755

Total Deposit Account (Cost $2,669,755)		2,669,755

Collateral for Securities on Loan (28.9%):
25,292,585	Northern Trust Liquid Institutional Asset Portfolio	25,292,585

Total Collateral for Securities on Loan (Cost $25,292,585)		25,292,585

Total Investment Securities (Cost $113,483,605)(a) — 131.4%		115,003,873
Net other assets (liabilities) — (31.4)%		(27,456,891)

Net Assets — 100.0%		$87,546,982

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.
*	Non-income producing security.
ADR—American Depository Receipt.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(a)	Cost for federal income tax purposes is $113,694,946. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,274,878
Unrealized depreciation	(3,965,951)

Net unrealized appreciation	$1,308,927

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	79.9%
Canada	7.8%
Finland	3.5%
Australia	3.3%
Cayman Islands	3.3%
Panama	1.7%
Netherlands	0.5%

Total	100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL First
Trust Target
Double Play
Fund

Assets:
Investment securities, at cost	$113,483,605

Investment securities, at value*	$115,003,873
Interest and dividends receivable	61,862
Prepaid expenses	1,043

Total Assets	115,066,778

Liabilities:
Payable for investments purchased	2,106,825
Payable for capital shares redeemed	47,277
Payable for return of collateral received	25,292,585
Manager fees payable	26,488
Administration fees payable	3,138
Distribution fees payable	18,130
Administrative and compliance services fees payable	1,211
Other accrued liabilities	24,142

Total Liabilities	27,519,796

Net Assets	$87,546,982

Net Assets Consist of:
Capital	$88,096,832
Accumulated net investment income/(loss)	601,468
Accumulated net realized gains/(losses) from investment transactions	(2,671,586)
Net unrealized appreciation/(depreciation) on investments	1,520,268

Net Assets	$87,546,982

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,133,904
Net Asset Value (offering and redemption price per share)	$10.76

*	Includes securities on loan of $24,397,553.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL First
Trust Target
Double Play
Fund

Investment Income:
Interest	$53,089
Dividends	874,320
Income from securities lending	12,071

Total Investment Income	939,480

Expenses:
Manager fees	256,720
Administration fees	18,579
Distribution fees	106,966
Custodian fees	34,328
Administrative and compliance service fees	1,766
Trustees’ fees	2,033
Professional fees	8,693
Shareholder reports	6,425
Other expenses	3,829

Total expenses before reductions	439,339
Less expenses waived/reimbursed by the Manager	(101,325)

Net expenses	338,014

Net Investment Income/(Loss)	601,466

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(2,671,586)
Change in unrealized appreciation/(depreciation) on investments	1,521,090

Net Realized/Unrealized Gains/(Losses) on Investments	(1,150,496)

Change in Net Assets Resulting From Operations	$(549,030)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL First Trust
	Target Double Play Fund
	Year Ended	December 27, 2006 to
	December 31,	December 31,
	2007	2006(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$601,466	$33
Net realized gains/(losses) on investment transactions	(2,671,586)	—
Change in unrealized appreciation/(depreciation) on investments	1,521,090	(822)

Change in net assets resulting from operations	(549,030)	(789)

Dividends to Shareholders:
From net investment income	(31)	—

Change in net assets resulting from dividends to shareholders	(31)	—

Capital Transactions:
Proceeds from shares issued	98,761,513	100,000
Proceeds from dividends reinvested	31	—
Value of shares redeemed	(10,764,712)	—

Change in net assets resulting from capital transactions	87,996,832	100,000

Change in net assets	87,447,771	99,211
Net Assets:
Beginning of period	99,211	—

End of period	$87,546,982	$99,211

Accumulated net investment income/(loss)	$601,468	$33

Share Transactions:
Shares issued	9,167,624	10,000
Dividends reinvested	3	—
Shares redeemed	(1,043,723)	—

Change in shares	8,123,904	10,000

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	December 27, 2006 to
	December 31,	December 31,
	2007	2006(a)

Net Asset Value, Beginning of Period	$9.92	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	— (b)
Net Realized and Unrealized Gains/(Losses) on Investments	0.77 *	(0.08)

Total from Investment Activities	0.84	(0.08)

Dividends to Shareholders From:
Net Investment Income	— (b)	—

Total Dividends	— (b)	—

Net Asset Value, End of Period	$10.76	$9.92

Total Return(c) (d)	8.47%	0.80%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$87,547	$99
Net Investment Income/(Loss)(e)	1.41%	2.98%
Expenses Before Reductions(e) (f)	1.03%	0.97%
Expenses Net of Reductions(e)	0.79%	0.79%
Portfolio Turnover Rate(d)	168.71%	—%

*	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating fair values during the period.

(a)	Period from commencement of operations.

(b)	Amount less than $.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL First Trust Target Double Play Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2007

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL First Trust Target Double Play Fund	$25,292,585	$24,397,553

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and First Trust Advisors L.P. (“First Trust”), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL First Trust Target Double Play Fund	0.60%	0.79%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% for the period ending April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2007

Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2009	12/31/2010
AZL First Trust Target Double Play Fund	$ —**	$37,145

**	Amount less than $0.50.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $1,162 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL First Trust Target Double Play Fund	$158,959,720	$70,863,848

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $2,470,395 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL First Trust Target Double Play Fund	$31	$—	$31

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Total
			Accumulated		Accumulated
	Undistributed	Accumulated	Capital and	Unrealized	Earnings
	Ordinary Income	Earnings	Other Losses	Appreciation	(Deficit)
AZL First Trust Target Double Play Fund	$611,618	$611,618	$(2,470,395)	$1,308,927	$(549,850)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL First Trust Target Double Play Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 3.03% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

18

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

19

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

20

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

22

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Franklin
Small Cap Value Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Franklin Small Cap Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Franklin Small Cap Value Fund and Franklin Advisory Services, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007 the AZLSM Franklin Small Cap Value Fund returned –4.37%. That compared to a –9.78% total return for its benchmark, the Russell 2000® Value Index1.
The Fund’s Subadviser, Franklin Advisory Services, LLC, employs a bottom-up stock selection process and constructs the portfolio without regard to the benchmark. As result, the portfolio frequently contains sector and security allocations that are significantly different from those of the index.
The U.S. economy grew at an uneven but moderate pace during the year ended December 31, 2007. However, tighter credit conditions, triggered by the U.S. subprime mortgage crisis, prompted the Federal Reserve Board to cut the discount rate four times and the federal funds target rate three times. Core inflation was mostly contained during the reporting period, although headline, or overall, inflation rose due to higher food costs and record-high oil prices. In this environment, broad domestic stock market indices recorded modest gains for the year. Large-capitalization stocks generally outperformed small-caps, and growth stocks fared better than their value counterparts did.
The Fund’s performance benefited from a variety of sectors. The portfolio’s best performer was the stock of a farm equipment manufacturer, which more than doubled in value during the period. The energy sector, which benefited from high oil prices, was also a top contributor to performance, and the portfolio’s steel holdings also helped results.*
The consumer discretionary sector was the primary detractor from the Fund’s performance. Weakness in that sector stemmed mainly from losses in stocks of certain homebuilders, which were hurt by weak home sales amid tighter credit standards and overbuilding. Retail-related holdings in this sector also hurt performance. Another significant detractor from performance was the financials sector, largely due to the effects of the subprime mortgage crisis.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Franklin Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in small capitalization companies. The Fund invests a significant portion of its assets in common stocks of companies with below average price-to-earnings ratios1 relative to the market and their respective industry groups and, as a temporary defensive position, invests a portion of its assets in income producing securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

			Since
	1	3	Inception
	Year	Year	(5/1/03)

AZLSM Franklin Small Cap Value Fund	–4.37%	5.71%	14.31%

Russell 2000® Value Index	–9.78%	5.27%	16.06%

Expense Ratio

Gross	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Franklin Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Franklin Small Cap Value Fund	$1,000.00	$864.80	$5.22	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Franklin Small Cap Value Fund	$1,000.00	$1,019.61	$5.65	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Franklin Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Airlines	1.0%
Auto Components	0.6
Automobiles	3.0
Building Products	4.0
Chemicals	4.7
Commercial Banks	1.1
Commercial Services & Supplies	4.3
Communications Equipment	1.2
Construction & Engineering	0.2
Containers & Packaging	1.6
Diversified Consumer Services	1.5
Electric Utilities	0.7
Electrical Equipment	2.2
Electronic Equipment & Instruments	2.7
Energy Equipment & Services	5.2
Food & Staples Retailing	1.5
Gas Utilities	1.2
Health Care Equipment & Supplies	2.2
Household Durables	5.6
Industrial Conglomerates	2.0
Insurance	12.7
Leisure Equipment & Products	0.9
Life Sciences Tools & Services	0.2
Machinery	9.2
Marine	1.4
Metals & Mining	8.8
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	3.6
Paper & Forest Products	1.5
Real Estate Investment Trusts (REITs)	0.3
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	1.1
Specialty Retail	4.1
Textiles, Apparel & Luxury Goods	2.8
Thrifts & Mortgage Finance	2.7
Short-Term Investments	48.8

147.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (98.6%):
Airline (1.0%):

139,100	SkyWest, Inc.^	$3,734,835

Auto Components (0.6%):

80,000	Gentex Corp.^	1,421,600
37,000	Superior Industries International, Inc.^	672,290

		2,093,890

Automobiles (3.0%):

215,000	Monaco Coach Corp.^	1,909,200
123,800	Thor Industries, Inc.^	4,705,638
193,000	Winnebago Industries, Inc.^	4,056,860

		10,671,698

Building Products (4.0%):

115,000	American Woodmark Corp.^	2,090,700
241,600	Apogee Enterprises, Inc.^	4,133,776
115,000	Simpson Manufacturing Co., Inc.^	3,057,850
181,000	Universal Forest Products, Inc.^	5,332,260

		14,614,586

Chemicals (4.7%):

84,400	Airgas, Inc.	4,398,084
105,000	Cabot Corp.^	3,500,700
217,500	RPM International, Inc.^	4,415,250
250,600	Westlake Chemical Corp.^	4,758,894

		17,072,928

Commercial Banks (1.1%):

133,900	Chemical Financial Corp.^	3,185,481
37,300	Peoples Bancorp, Inc.^	928,397

		4,113,878

Commercial Services & Supplies (4.3%):

175,000	ABM Industries, Inc.^	3,568,250
145,800	Brady Corp., Class A^	5,116,122
132,500	Mine Safety Appliances Co.^	6,872,775

		15,557,147

Communications Equipment (1.2%):

186,900	Avocent Corp.*^	4,356,639

Construction & Engineering (0.2%):

35,800	Emcor Group, Inc.*	845,954

Containers & Packaging (1.6%):

92,500	AptarGroup, Inc.	3,784,175
68,500	Bemis Co., Inc.^	1,875,530

		5,659,705

Diversified Consumer Services (1.5%):

188,000	Regis Corp.^	5,256,480

Electric Utilities (0.7%):

152,400	Sierra Pacific Resources	2,587,752

Electrical Equipment (2.2%):

21,700	A.O. Smith Corp.^	760,585
200	Baldor Electric Co.^	6,732
85,000	Franklin Electric Co., Inc.^	3,252,950
32,900	Genlyte Group, Inc.*	3,132,080
21,900	Powell Industries, Inc.*^	965,133

		8,117,480

Electronic Equipment & Instruments (2.7%):

220,000	Benchmark Electronics, Inc.*^	3,900,600
50,000	Mettler-Toledo International, Inc.*	5,690,000

		9,590,600

Energy Equipment & Services (5.2%):

28,700	Atwood Oceanics, Inc.*^	2,876,888
85,000	Bristow Group, Inc.*^	4,815,250
40,900	Global Industries, Ltd.*	876,078
86,000	Oil States International, Inc.*^	2,934,320
67,500	Rowan Companies, Inc.^	2,663,550
40,100	Tidewater, Inc.^	2,199,886
55,000	Unit Corp.*	2,543,750

		18,909,722

Food & Staples Retailing (1.5%):

185,800	Casey’s General Stores, Inc.^	5,501,538

Gas Utilities (1.2%):

37,100	Atmos Energy Corp.	1,040,284
50,000	Energen Corp.	3,211,500

		4,251,784

Health Care Equipment & Supplies (2.2%):

37,500	Hillenbrand Industry, Inc.^	2,089,875
113,100	STERIS Corp.^	3,261,804
64,900	West Pharmaceutical Services, Inc.^	2,634,291

		7,985,970

Household Durables (5.6%):

42,700	Bassett Furniture Industries, Inc.^	398,818
75,100	D. R. Horton, Inc.	989,067
145,000	Ethan Allen Interiors, Inc.^	4,132,500
173,700	Hooker Furniture Corp.^	3,491,370
345,000	La-Z-Boy, Inc.^	2,735,850
105,000	M.D.C. Holdings, Inc.^	3,898,650
215,000	M/I Homes, Inc.^	2,257,500
148,100	Russ Berrie & Co., Inc.*^	2,422,916

		20,326,671

Industrial Conglomerates (2.0%):

100,000	Carlisle Cos., Inc.^	3,703,000
57,000	Teleflex, Inc.	3,591,570

		7,294,570

Insurance (12.7%):

26,300	American National Insurance Co.	3,188,612
130,400	Arthur J. Gallagher & Co.^	3,154,376

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

245,000	Aspen Insurance Holdings, Ltd.^	$7,065,800
33,500	Erie Indemnity Co., Class A^	1,738,315
168,600	IPC Holdings, Ltd.^	4,867,482
51,900	Mercury General Corp.^	2,585,139
300,000	Montpelier Re Holdings, Ltd.^	5,103,000
376,000	Old Republic International Corp.^	5,794,160
97,000	Protective Life Corp.	3,978,940
55,000	RLI Corp.^	3,123,450
403,500	Security Capital Assurance, Ltd.^	1,569,615
75,000	StanCorp Financial Group, Inc.	3,778,500

		45,947,389

Leisure Equipment & Products (0.9%):

190,000	Brunswick Corp.^	3,239,500

Life Sciences Tools & Services (0.2%):

21,500	Pharmaceutical Product Development, Inc.	867,955

Machinery (9.2%):

101,200	Briggs & Stratton Corp.^	2,293,192
78,800	CIRCOR International, Inc.^	3,653,168
22,800	CNH Global NV^	1,500,696
137,000	Graco, Inc.^	5,104,620
131,000	Kennametal, Inc.^	4,959,660
165,700	Mueller Industries, Inc.	4,803,643
50,382	Nordson Corp.^	2,920,141
20,000	Timken Co.	657,000
57,500	Trinity Industries, Inc.^	1,596,200
430,000	Wabash National Corp.^	3,306,700
89,500	Watts Water Technologies, Inc., Class A^	2,667,100

		33,462,120

Marine (1.4%):

14,300	General Maritime Corp.^	349,635
85,700	Teekay Shipping Corp.^	4,560,097

		4,909,732

Metals & Mining (8.8%):

433,000	Gerdau Ameristeel Corp.^	6,157,260
340,000	Gibraltar Industries, Inc.^	5,242,800
127,200	Reliance Steel & Aluminum Co.^	6,894,240
225,000	Steel Dynamics, Inc.^	13,403,250

		31,697,550

Multiline Retail (1.1%):

200,000	Fred’s, Inc.^	1,926,000
394,435	Tuesday Morning Corp.^	1,999,785

		3,925,785

Oil, Gas & Consumable Fuels (3.6%):

67,500	Arch Coal, Inc.	3,032,775
128,100	Helix Energy Solutions Group, Inc.*	5,316,150
61,000	Overseas Shipholding Group, Inc.^	4,540,230

		12,889,155

Paper & Forest Products (1.5%):

53,460	Abitibibowater, Inc.^	1,101,811
245,000	Glatfelter^	3,750,950
94,400	Mercer International, Inc.*^	739,152

		5,591,913

Real Estate Investment Trusts (REITs) (0.3%):

62,500	Arbor Realty Trust, Inc.^	1,006,875

Road & Rail (1.7%):

26,900	Dollar Thrifty Automotive Group, Inc.*^	636,992
175,000	Genesee & Wyoming, Inc., Class A*^	4,229,750
38,800	Kansas City Southern Industries, Inc.*^	1,332,004

		6,198,746

Semiconductors & Semiconductor Equipment (1.1%):

170,700	Cohu, Inc.^	2,611,710
89,500	OmniVision Technologies, Inc.*^	1,400,675

		4,012,385

Specialty Retail (4.1%):

250,000	Christopher & Banks Corp.^	2,862,500
110,000	Group 1 Automotive, Inc.^	2,612,500
28,400	Gymboree Corp.*^	865,064
100,700	HOT Topic, Inc.*^	586,074
47,200	Men’s Wearhouse, Inc.^	1,273,456
465,000	Pier 1 Imports, Inc.*^	2,431,950
199,800	West Marine, Inc.*^	1,794,204
145,000	Zale Corp.*^	2,328,700

		14,754,448

Textiles, Apparel & Luxury Goods (2.8%):

255,000	Brown Shoe Co., Inc.	3,868,350
70,000	Timberland Co., Class A*^	1,265,600
139,400	Warnaco Group, Inc. (The)*^	4,851,120

		9,985,070

Thrifts & Mortgage Finance (2.7%):

205,000	Corus Bankshares, Inc.^	2,187,350
175,000	PMI Group, Inc.^	2,324,000
515,000	TrustCo Bank Corp.^	5,108,800

		9,620,150

Total Common Stocks (Cost $350,820,854)		356,652,600

Deposit Account (4.5%):
16,248,033	TNT Offshore Deposit Account	16,248,033

Total Deposit Account (Cost $16,248,033)		16,248,033

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Collateral for Securities on Loan (44.3%):
160,506,058	Northern Trust Liquid Institutional Asset Portfolio	$160,506,058

Total Collateral for Securities on Loan (Cost $160,506,058)		160,506,058

Total Investment Securities (Cost $527,574,945)(a) — 147.4%		533,406,691
Net other assets (liabilities) — (47.4)%		(171,602,864)

Net Assets — 100.0%		$361,803,827

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

(a)	Cost for federal income tax purposes is $527,795,526. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$63,883,137
Unrealized depreciation	(58,271,972)

Net unrealized appreciation	$5,611,165

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	91.6%
Bermuda	5.0%
Canada	1.7%
Marshall Islands	1.2%
Netherlands	0.4%
Greece	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Franklin
Small Cap
Value Fund

Assets:
Investment securities, at cost	$527,574,945

Investment securities, at value*	$533,406,691
Interest and dividends receivable	434,467
Receivable for capital shares issued	181,270
Receivable for investments sold	42,689
Prepaid expenses	6,245

Total Assets	534,071,362

Liabilities:
Payable for investments purchased	11,379,028
Payable for capital shares redeemed	12,322
Payable for return of collateral received	160,506,058
Manager fees payable	231,577
Administration fees payable	13,362
Distribution fees payable	77,192
Administrative and compliance services fees payable	6,982
Other accrued liabilities	41,014

Total Liabilities	172,267,535

Net Assets	$361,803,827

Net Assets Consist of:
Capital	$339,835,958
Accumulated net investment income/(loss)	3,125,968
Accumulated net realized gains/(losses) from investment transactions	13,010,155
Net unrealized appreciation/(depreciation) on investments	5,831,746

Net Assets	$361,803,827

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,967,569
Net Asset Value (offering and redemption price per share)	$16.47

*	Includes securities on loan of $154,985,227.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL
Franklin
Small Cap
Value Fund

Investment Income:
Interest	$712,506
Dividends	6,164,935
Income from securities lending	783,218

Total Investment Income	7,660,659

Expenses:
Manager fees	3,100,620
Administration fees	182,495
Distribution fees	1,033,540
Custodian fees	27,421
Administrative and compliance service fees	15,226
Trustees’ fees	23,828
Professional fees	51,721
Shareholder reports	54,147
Cash overdraft expense	70,923
Other expenses	17,537

Total expenses	4,577,458

Net Investment Income/(Loss)	3,083,201

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	13,043,284
Change in unrealized appreciation/(depreciation) on investments	(34,462,867)

Net Realized/Unrealized Gains/(Losses) on Investments	(21,419,583)

Change in Net Assets Resulting From Operations	$(18,336,382)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Franklin
	Small Cap Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,083,201	$2,085,274
Net realized gains/(losses) on investment transactions	13,043,284	13,905,255
Change in unrealized appreciation/(depreciation) on investments	(34,462,867)	30,085,733

Change in net assets resulting from operations	(18,336,382)	46,076,262

Dividends to Shareholders:
From net investment income	(2,042,498)	(935,723)
From net realized gains on investments	(13,934,886)	(18,703,369)

Change in net assets resulting from dividends to shareholders	(15,977,384)	(19,639,092)

Capital Transactions:
Proceeds from shares issued	88,128,623	142,672,658
Proceeds from dividends reinvested	15,977,384	19,639,092
Value of shares redeemed	(102,061,696)	(63,912,417)

Change in net assets resulting from capital transactions	2,044,311	98,399,333

Change in net assets	(32,269,455)	124,836,503
Net Assets:
Beginning of period	394,073,282	269,236,779

End of period	$361,803,827	$394,073,282

Accumulated net investment income/(loss)	$3,125,968	$2,085,274

Share Transactions:
Shares issued	4,762,201	8,082,510
Dividends reinvested	924,617	1,176,697
Shares redeemed	(5,655,086)	(3,604,823)

Change in shares	31,732	5,654,384

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 1, 2003 to
	Year Ended December 31,				December 31,
	2007	2006	2005	2004	2003(a)

Net Asset Value, Beginning of Period	$17.96	$16.54	$15.63	$12.71	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.14	0.17	0.08 (b)	0.13	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(0.88)	2.29	1.02	2.80	2.75

Total from Investment Activities	(0.74)	2.46	1.10	2.93	2.83

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.05)	(0.08)	—	(0.08)
Net Realized Gains	(0.65)	(0.99)	(0.11)	(0.01)	(0.04)

Total Dividends	(0.75)	(1.04)	(0.19)	(0.01)	(0.12)

Net Asset Value, End of Period	$16.47	$17.96	$16.54	$15.63	$12.71

Total Return(c) (d)	(4.37)%	15.41%	7.03%	23.10%	28.38%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$361,804	$394,073	$269,237	$128,697	$25,494
Net Investment Income/(Loss)(e)	0.75%	0.62%	0.49%	1.68%	1.54%
Expenses Before Reductions(e) (f)	1.11%	1.09%	1.15%	1.23%	1.60%
Expenses Net of Reductions(e)	1.11%	1.09%	1.15%	1.23%	1.25%
Portfolio Turnover Rate(d)	23.76%	14.71%	85.56%	21.14%	13.67%

(a)	Period from commencement of operations

(b)	Average shares method used in calculation.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Small Cap Value Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Franklin Small Cap Value Fund	$160,506,058	$154,985,227

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, Franklin Advisory Services, LLC (“Franklin”) and the Trust, Franklin provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Franklin Small Cap Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $14,629 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Small Cap Value Fund	$97,631,590	$93,425,263

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$9,534,073	$6,443,311	$15,977,384

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$11,228,453	$8,410,639	$19,639,092

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Franklin Small Cap Value Fund	$4,355,347	$12,001,357	$16,356,704	$5,611,165	$21,967,869

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Small Cap Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 34.14% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $6,443,311.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

19

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

23

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer
and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Jennison
20/20 Focus Fund
Annual Report
December 31, 2007

Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Jennison 20/20 Focus Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Jennison 20/20 Focus Fund and Jennison Associates LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007 the AZLSM Jennison 20/20 Focus Fund gained 10.73%. That compared to a 5.49% total return for its benchmark, the S&P 500 Index1.
This Fund’s Subadviser, Jennison Associates, constructs a focused, blended portfolio of up to 45 stocks, divided evenly between large-cap growth and large-cap value stocks. While the Fund’s overall performance is compared to the broad S&P 500 Index, its growth and value sleeves employ the Russell 1000® Growth1 and Russell 1000® Value1 Indexes, respectively, as style benchmarks.*
Large-cap growth stocks generally performed well in 2007. Almost all of the sectors represented in the Fund’s growth sleeve contributed positively to its absolute return. Technology stocks had the most meaningful impact, while shares in the materials, health care, industrials, consumer staples and energy sectors also contributed to the Fund’s return. Although shares held within the consumer discretionary and financial sectors detracted from the Fund’s absolute performance.*
Generally, the Large-cap value stocks performed poorly, but the Fund’s value portfolio contributed positively to its absolute return. The Fund’s energy positions made the strongest contribution to the value sleeve’s absolute return by a wide margin, as surging oil prices helped energy stocks rally. Stocks in the utilities, consumer staples, consumer discretionary, industrials and materials sectors also added to the Fund’s absolute return. The telecommunications services, information technology and financial sectors were the most significant detractors from the value sleeve’s absolute performance.*
The Fund’s growth and value sleeves both handily outperformed their respective style benchmarks, as well as the broad S&P 500 Index. Strong stock selection supported index-beating returns for the growth portfolio. Selection among information technology, materials and industrials stocks especially added to relative performance. An overweight position in health care improved relative gains as well. Selection in the consumer staples and energy sectors boosted returns against the style benchmark, but not enough to offset the negative impact of underweight stakes in those market-beating sectors. Individual stock disappointments in the consumer discretionary and financial sectors reduced relative gains.*
Stock selection and sector allocations both helped the value sleeve outperform its style index. A consistently underweight position in financial stocks especially boosted relative performance, as did selection in that sector. Likewise, both security selection and an overweight stake in energy stocks improved returns against the benchmark. The Fund’s utilities, consumer discretionary, consumer staples and industrials stocks also lifted relative performance. On the negative side, materials and health care holdings weighed on relative returns, as did individual stock disappointments in telecommunications services and information technology.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Jennison 20/20 Focus Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose prices will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

		Since
		Inception
	1 Year	(4/29/05)

AZLSM Jennison 20/20 Focus Fund	10.73%	17.63%

S&P 500 Index	5.49%	11.43%

Expense Ratio

Gross	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets, and 0.70% on assets above $100 million; and is limiting operating expenses to 1.20% through April 30, 2008. If this voluntary fee reduction were reflected, the Net Annual Operating Expenses would be lower. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Jennison 20/20 Focus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Jennison 20/20 Focus Fund	$1,000.00	$1,026.20	$5.41	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Jennison 20/20 Focus Fund	$1,000.00	$1,019.86	$5.40	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Jennison 20/20 Focus Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	2.8%
Beverages	2.6
Biotechnology	7.0
Capital Markets	5.7
Chemicals	3.6
Commercial Services & Supplies	2.4
Communications Equipment	5.3
Computers & Peripherals	3.5
Diversified Consumer Services	4.2
Energy Equipment & Services	1.6
Food & Staples Retailing	2.1
Food Products	5.2
Independent Power Producers & Energy Trade	2.6
Insurance	2.5
Internet & Catalog Retail	2.6
Internet Software & Services	3.3
Life Sciences Tools & Services	2.6
Machinery	2.2
Media	4.4
Multi-Utilities	2.4
Multiline Retail	1.4
Oil, Gas & Consumable Fuels	8.4
Pharmaceuticals	7.4
Software	6.2
Specialty Retail	2.9
Wireless Telecommunication Services	2.3
Short-Term Investments	17.2

114.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.2%):
Aerospace & Defense (2.8%):

142,000	United Technologies Corp.^	$10,868,680

Beverages (2.6%):

133,400	PepsiCo, Inc.	10,125,060

Biotechnology (7.0%):

175,500	Amgen Corp.*	8,150,220
277,000	Elan Corp. plc, ADR*^	6,088,460
269,900	Gilead Sciences, Inc.*	12,418,099

		26,656,779

Capital Markets (5.7%):

302,200	Charles Schwab Corp.	7,721,210
31,500	Goldman Sachs Group, Inc.	6,774,075
138,200	Merrill Lynch & Co.	7,418,576

		21,913,861

Chemicals (3.6%):

122,800	Monsanto Co.	13,715,532

Commercial Services & Supplies (2.4%):

278,800	Waste Management, Inc.	9,108,396

Communications Equipment (5.3%):

362,100	Cisco Systems, Inc.*	9,802,047
92,500	Research In Motion, Ltd.*	10,489,500

		20,291,547

Computers & Peripherals (3.5%):

67,000	Apple Computer, Inc.*	13,271,360

Diversified Consumer Services (4.2%):

262,500	Career Education Corp.*^	6,599,250
519,800	H&R Block, Inc.	9,652,686

		16,251,936

Energy Equipment & Services (1.6%):

23,200	First Solar, Inc.*	6,197,648

Food & Staples Retailing (2.1%):

171,200	Wal-Mart Stores, Inc.	8,137,136

Food Products (5.2%):

195,300	Cadbury Schweppes plc, ADR^	9,641,961
437,000	ConAgra, Inc.	10,396,230

		20,038,191

Independent Power Producers & Energy Traders (2.6%):

226,000	NRG Energy, Inc.*^	9,794,840

Insurance (2.5%):

161,400	American International Group, Inc.	9,409,620

Internet & Catalog Retail (2.6%):

106,600	Amazon.com, Inc.*	9,875,424

Internet Software & Services (3.3%):

18,300	Google, Inc.*	12,654,084

Life Sciences Tools & Services (2.6%):

176,400	Thermo Electron Corp.*	10,174,752

Machinery (2.2%):

186,900	Tenaris SA, ADR^	8,360,037

Media (4.4%):

489,600	Comcast Corp., Class A*	8,940,096
657,900	XM Satellite Radio Holdings, Inc., Class A*	8,052,696

		16,992,792

Multi-Utilities (2.4%):

151,300	Sempra Energy	9,362,444

Multiline Retail (1.4%):

250,500	Saks, Inc.*^	5,200,380

Oil, Gas & Consumable Fuels (8.4%):

208,700	Southwestern Energy Co.*	11,628,764
107,300	Suncor Energy, Inc.^	11,666,729
246,900	Williams Cos., Inc. (The)	8,834,082

		32,129,575

Pharmaceuticals (7.4%):

186,800	Abbott Laboratories	10,488,820
116,000	Roche Holding AG, ADR^	10,020,579
174,100	Wyeth	7,693,479

		28,202,878

Software (6.2%):

173,300	Adobe Systems, Inc.*	7,405,109
268,800	Microsoft Corp.	9,569,280
420,100	Symantec Corp.*	6,780,414

		23,754,803

Specialty Retail (2.9%):

209,100	Best Buy Co., Inc.	11,009,115

Wireless Telecommunication Services (2.3%):

669,000	Sprint Corp.	8,783,970

Total Common Stocks (Cost $330,554,058)		372,280,840

Deposit Account (3.9%):
15,072,229	NTRS London Deposit Account	15,072,229

Total Deposit Account (Cost $15,072,229)		15,072,229

Collateral for Securities on Loan (13.3%):
50,981,433	Northern Trust Liquid Institutional Asset Portfolio	50,981,433

Total Collateral for Securities on Loan (Cost $50,981,433)		50,981,433

Total Investment Securities (Cost $396,607,720)(a)—114.4%		438,334,502
Net other assets (liabilities)—(14.4)%		(55,095,273)

Net Assets—100.0%		$383,239,229

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security.

ADR—American Depository Receipt

PLC—Public Liability Co.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(a)	Cost for federal income tax purposes is $397,020,964. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$52,118,956
Unrealized depreciation	(10,805,418)

Net unrealized appreciation	$41,313,538

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	85.4%
Canada	5.7%
Switzerland	2.6%
United Kingdom	2.5%
Luxembourg	2.2%
Ireland	1.6%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Jennison
20/20 Focus
Fund

Assets:
Investment securities, at cost	$396,607,720

Investment securities, at value*	$438,334,502
Interest and dividends receivable	336,098
Receivable for capital shares issued	769,094
Receivable for investments sold	2,426,279
Prepaid expenses	5,877

Total Assets	441,871,850

Liabilities:
Payable for investments purchased	7,246,237
Payable for capital shares redeemed	15,755
Payable for return of collateral received	50,981,433
Manager fees payable	231,656
Administration fees payable	14,058
Distribution fees payable	81,218
Administrative and compliance services fees payable	6,644
Other accrued liabilities	55,620

Total Liabilities	58,632,621

Net Assets	$383,239,229

Net Assets Consist of:
Capital	$324,855,889
Accumulated net investment income/(loss)	397,825
Accumulated net realized gains/(losses) from investment transactions	16,258,733
Net unrealized appreciation/(depreciation) on investments	41,726,782

Net Assets	$383,239,229

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,803,998
Net Asset Value (offering and redemption price per share)	$14.85

*	Includes securities on loan of $49,917,914.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Jennison
20/20 Focus
Fund

Investment Income:
Interest	$464,295
Dividends	3,232,851
Income from securities lending	383,155

Total Investment Income	4,080,301

Expenses:
Manager fees	2,721,053
Administration fees	157,113
Distribution fees	888,777
Custodian fees	25,667
Administrative and compliance service fees	13,293
Trustees’ fees	20,745
Professional fees	48,059
Shareholder reports	34,345
Cash overdraft expense	44,134
Other expenses	18,649

Total expenses before reductions	3,971,835
Less expenses waived/reimbursed by the Manager	(166,040)
Less expenses paid indirectly	(123,319)

Net expenses	3,682,476

Net Investment Income/(Loss)	397,825

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	18,808,597
Change in unrealized appreciation/(depreciation) on investments	13,646,684

Net Realized/Unrealized Gains/(Losses) on Investments	32,455,281

Change in Net Assets Resulting from Operations	$32,853,106

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Jennison
	20/20 Focus Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$397,825	$670,135
Net realized gains/(losses) on investment transactions	18,808,597	9,723,107
Change in unrealized appreciation/(depreciation) on investments	13,646,684	18,123,051

Change in net assets resulting from operations	32,853,106	28,516,293

Dividends to Shareholders:
From net investment income	(670,133)	—
From net realized gains on investments	(12,000,343)	(164,256)

Change in net assets resulting from dividends to shareholders	(12,670,476)	(164,256)

Capital Transactions:
Proceeds from shares issued	121,092,937	190,236,859
Proceeds from dividends reinvested	12,670,476	164,256
Value of shares redeemed	(85,155,998)	(50,358,321)

Change in net assets resulting from capital transactions	48,607,415	140,042,794

Change in net assets	68,790,045	168,394,831
Net Assets:
Beginning of period	314,449,184	146,054,353

End of period	$383,239,229	$314,449,184

Accumulated net investment income/(loss)	$397,825	$670,135

Share Transactions:
Shares issued	8,175,029	14,771,902
Dividends reinvested	889,781	12,894
Shares redeemed	(5,843,521)	(4,029,769)

Change in shares	3,221,289	10,755,027

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		April 29, 2005 to
	December 31,		December 31,
	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$13.92	$12.35	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.02	0.03	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.45	1.55	2.35

Total from Investment Activities	1.47	1.58	2.36

Dividends to Shareholders From:
Net Investment Income	(0.03)	—	(0.01)
Net Realized Gains	(0.51)	(0.01)	—

Total Dividends	(0.54)	(0.01)	(0.01)

Net Asset Value, End of Period	$14.85	$13.92	$12.35

Total Return(b) (c)	10.73%	12.79%	23.61%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$383,239	$314,449	$146,054
Net Investment Income(d)	0.11%	0.28%	0.28%
Expenses Before Reductions(d) (e)	1.12%	1.15%	1.23%
Expenses Net of Reductions(d)	1.04%	1.08%	1.20%
Expenses Net of Reductions(d) (f)	1.07%	1.11%	N/A
Portfolio Turnover Rate(c)	119.80%	129.27%	59.04%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Jennison 20/20 Focus Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2007

attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Jennison 20/20 Focus Fund	$51,148,026	$49,917,914

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented a U.S. Treasury Note at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, Jennison Associates LLC (“Jennison”) and the Trust, Jennison provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Rate**	Expense Limit
AZL Jennison 20/20 Focus Fund	0.80%	0.75%	1.20%

*	For the period January 1, 2007 through April 30, 2007. Also, for the period January 1, 2007 through April 30, 2007, the Manager and the Fund entered into a written agreement whereby the Manager voluntarily reduced the management fee as follows: 0.80% on the first $100 million of assets, and 0.70% on assets above $100 million.

**	Effective May 1, 2007, the Manager reduced its management fee from 0.80% to 0.75%. Also, the Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee for the period May 1, 2007 through April 30, 2009 as follows: 0.75% on the first $100 million of assets, and 0.70% on assets above $100 million.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2007

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $12,695 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $9,716 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Jennison 20/20 Focus Fund	$453,162,469	$412,024,971

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then), as applicable. The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $244,399 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Jennison 20/20 Focus Fund	$5,148,181	$7,522,295	$12,670,476

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Jennison 20/20 Focus Fund	$164,256	$—	$164,256

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings
AZL Jennison 20/20 Focus Fund	$6,084,027	$11,230,174	$17,314,201	$(244,399)	$41,313,538	$58,383,340

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Jennison 20/20 Focus Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 30.08% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $7,522,295.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

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The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

19

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

20

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

22

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Jennison
Growth Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Jennison Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Jennison Growth Fund and Jennison Associates LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007 the AZLSM Jennison Growth Fund gained 10.92%. That compared to an 11.81% total return for its benchmark, the Russell 1000® Growth Index1.
This Fund’s Subadviser, Jennison Associates LLC, seeks large-cap shares of companies that have strong sales growth as well as traits such as growth in units, revenues and cash flows, a defendable competitive position and proven management. The Fund’s managers may also invest in fast-growing mid-cap stocks. The Fund typically holds between 55 and 70 stocks.*
Large-capitalization growth stocks generally performed well during the period, despite a volatile environment that included turmoil in the credit markets, soaring oil prices and a souring residential real estate market. Shares of technology, energy and materials stocks especially contributed to the Fund’s absolute return.*
Stock selection in the technology sector boosted the Fund’s performance relative to its benchmark. Triple-digit gains from shares of a computer hardware company and communications devices maker particularly helped the Fund’s relative returns, while better-than-50% gains from shares of an Internet firm, a processors maker and a networking company also added to performance against the index. In the materials sector, the Fund’s position in shares of a large seed company improved relative performance, as the stock more than doubled during 2007. Select energy stocks also enhanced relative gains.*
Financial and consumer discretionary stocks generally fared poorly during this 12-month period. That trend pushed down certain banking, brokerage, retail and hotel stocks in the Fund’s portfolio, weighing on performance against its benchmark index.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Jennison Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose price will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

		Since
		Inception
	1 Year	(4/29/05)

AZLSM Jennison Growth Fund	10.92%	12.22%

Russell 1000® Growth Index	11.81%	12.35%†

Expense Ratio

Gross	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/05 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Jennison Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Jennison Growth Fund	$1,000.00	$1,060.80	$6.13	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Jennison Growth Fund	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Jennison Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	2.9%
Beverages	2.1
Biotechnology	5.9
Capital Markets	5.2
Chemicals	4.2
Communications Equipment	9.7
Computers & Peripherals	5.8
Consumer Finance	0.9
Diversified Financial Services	2.2
Electronic Equipment & Instruments	1.6
Energy Equipment & Services	2.7
Food & Staples Retailing	2.7
Health Care Equipment & Supplies	5.3
Hotels, Restaurants & Leisure	1.3
Household Products	3.0
Industrial Conglomerate	1.8
Internet & Catalog Retail	1.7
Internet Software & Services	7.6
IT Services	0.7
Life Sciences Tools & Services	1.8
Media	3.5
Multiline Retail	0.8
Oil, Gas & Consumable Fuels	3.4
Pharmaceuticals	9.2
Semiconductors & Semiconductor Equipment	0.5
Software	6.0
Specialty Retail	0.3
Textiles, Apparel & Luxury Goods	2.7
Trading Companies & Distributors	0.1
Short-Term Investments	13.1

108.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (95.6%):
Aerospace & Defense (2.9%):

7,100	Boeing Co. (The)	$620,966
15,500	United Technologies Corp.	1,186,370

		1,807,336

Beverages (2.1%):

17,200	PepsiCo, Inc.	1,305,480

Biotechnology (5.9%):

16,000	Elan Corp. plc, ADR*^	351,680
13,400	Genentech, Inc.*	898,738
52,500	Gilead Sciences, Inc.*	2,415,525

		3,665,943

Capital Markets (5.2%):

51,900	Charles Schwab Corp.	1,326,045
4,200	Goldman Sachs Group, Inc.	903,210
15,700	Lazard, Ltd., Class A	638,676
7,100	Merrill Lynch & Co.	381,128

		3,249,059

Chemicals (4.2%):

14,200	Monsanto Co.	1,585,998
2,900	Mosaic Co., Inc. (The)*	273,586
5,300	Potash Corp. of Saskatchewan, Inc.	762,988

		2,622,572

Communications Equipment (9.7%):

13,100	Ciena Corp.*^	446,841
61,000	Cisco Systems, Inc.*	1,651,270
19,500	Juniper Networks, Inc.*	647,400
16,200	Nokia Oyj Corp., ADR	621,918
21,300	QUALCOMM, Inc.	838,155
16,400	Research In Motion, Ltd.*	1,859,760

		6,065,344

Computers & Peripherals (5.8%):

10,600	Apple Computer, Inc.*	2,099,648
29,600	Hewlett Packard Co.	1,494,208

		3,593,856

Consumer Finance (0.9%):

10,700	American Express Co.	556,614

Diversified Financial Services (2.2%):

1,000	CME Group, Inc.	686,000
7,700	NYSE Euronext	675,829

		1,361,829

Electronic Equipment & Instruments (1.6%):

24,000	ABB Ltd.,SP ADR	691,200
2,400	SunPower Corp., Class A*^	312,936

		1,004,136

Energy Equipment & Services (2.7%):

2,800	First Solar, Inc.*	747,992
9,400	Schlumberger, Ltd.	924,678

		1,672,670

Food & Staples Retailing (2.7%):

9,400	Costco Wholesale Corp.	655,744
15,500	CVS Corp.	616,125
10,100	Whole Foods Market, Inc.^	412,080

		1,683,949

Health Care Equipment & Supplies (5.3%):

7,700	Alcon, Inc.	1,101,408
15,900	Baxter International, Inc.	922,995
7,300	Hologic, Inc.*^	501,072
18,500	St. Jude Medical, Inc.*	751,840

		3,277,315

Hotels, Restaurants & Leisure (1.3%):

24,200	Marriott International, Inc., Class A	827,156

Household Products (3.0%):

15,400	Colgate-Palmolive Co.	1,200,584
8,800	Procter & Gamble Co.	646,096

		1,846,680

Industrial Conglomerate (1.8%):

30,800	General Electric Co.	1,141,756

Internet & Catalog Retail (1.7%):

11,300	Amazon.com, Inc.*	1,046,832

Internet Software & Services (7.6%):

17,300	Akamai Technologies, Inc.*^	598,580
24,200	eBay, Inc.*	803,198
4,100	Google, Inc.*	2,835,068
22,500	Yahoo!, Inc.*	523,350

		4,760,196

IT Services (0.7%):

7,500	Infosys Technologies, Ltd., ADR^	340,200
1,000	VMware, Inc., Class A*^	84,990

		425,190

Life Sciences Tools & Services (1.8%):

19,300	Thermo Fisher Scientific.*	1,113,224

Media (3.5%):

38,000	News Corp.	778,620
44,300	Walt Disney Co. (The)	1,430,004

		2,208,624

Multiline Retail (0.8%):

23,400	Saks, Inc.*^	485,784

Oil, Gas & Consumable Fuels (3.4%):

15,200	Marathon Oil Corp.	925,072
9,200	Occidental Petroleums Corp.	708,308
3,600	Southwestern Energy Co.*	200,592
2,500	Suncor Energy, Inc.	271,825

		2,105,797

Pharmaceuticals (9.2%):

25,500	Abbott Laboratories	1,431,825
15,800	Merck & Co., Inc.	918,138

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Pharmaceuticals, continued

20,600	Mylan Laboratories, Inc.^	$289,636
10,700	Roche Holding AG, ADR	924,312
16,900	Schering Plough Corp.	450,216
23,700	Teva Pharmaceutical Industries, Ltd., ADR^	1,101,576
13,800	Wyeth	609,822

		5,725,525

Semiconductors & Semiconductor Equipment (0.5%):

9,300	NVIDIA Corp.*	316,386

Software (6.0%):

33,700	Adobe Systems, Inc.*	1,440,001
63,700	Microsoft Corp.	2,267,720

		3,707,721

Specialty Retail (0.3%):

6,400	Urban Outfitters, Inc.*^	174,464

Textiles, Apparel & Luxury Goods (2.7%):

24,700	Coach, Inc.*	755,326
14,900	Nike, Inc., Class B^	957,176

		1,712,502

Trading Companies & Distributors (0.1%):

10,000	Alibaba.Com Ltd.*	35,463

Total Common Stocks (Cost $50,671,752)		59,499,403

Deposit Account (3.5%):
2,215,866	NTRS London Deposit Account	2,215,866

Total Deposit Account (Cost $2,215,866)		2,215,866

Collateral for Securities on Loan (9.6%):
5,971,041	Northern Trust Liquid Institutional Asset Portfolio	5,971,041

Total Collateral for Securities on Loan (Cost $5,971,041)		5,971,041

Total Investment Securities (Cost $58,858,659)(a) — 108.7%		67,686,310
Net other assets (liabilities) — (8.7)%		(5,422,546)

Net Assets — 100.0%		$62,263,764

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

ADR—American Depository Receipt

(a)	Cost for federal income tax purposes is $59,080,949. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$9,932,891
Unrealized depreciation	(1,327,530)

Net unrealized appreciation	$8,605,361

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	84.3%
Canada	4.7%
Switzerland	4.4%
Israel	1.8%
Netherlands Antilles	1.5%
Bermuda	1.0%
Finland	1.0%
Ireland	0.6%
India	0.6%
China	0.1%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Jennison
Growth Fund

Assets:
Investment securities, at cost	$58,858,659

Investment securities, at value*	$67,686,310
Interest and dividends receivable	60,794
Receivable for capital shares issued	285,996
Receivable for investments sold	338,832
Prepaid expenses	876

Total Assets	68,372,808

Liabilities:
Payable for investments purchased	68,339
Payable for capital shares redeemed	1,762
Payable for return of collateral received	5,971,041
Manager fees payable	41,286
Administration fees payable	2,233
Distribution fees payable	12,902
Administrative and compliance services fees payable	977
Other accrued liabilities	10,504

Total Liabilities	6,109,044

Net Assets	$62,263,764

Net Assets Consist of:
Capital	$54,587,356
Accumulated net investment income/(loss)	(38,509)
Accumulated net realized gains/(losses) from investment transactions	(1,112,734)
Net unrealized appreciation/(depreciation) on investments	8,827,651

Net Assets	$62,263,764

Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,573,523
Net Asset Value (offering and redemption price per share)	$13.61

*	Includes securities on loan of $5,802,328.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL
Jennison
Growth Fund

Investment Income:
Interest	$42,180
Dividends	481,637
Income from securities lending	37,607

Total Investment Income	561,424

Expenses:
Manager fees	426,006
Administration fees	23,553
Distribution fees	133,127
Custodian fees	14,930
Administrative and compliance service fees	1,959
Trustees’ fees	3,052
Professional fees	7,716
Shareholder reports	8,583
Recoupment of prior expenses reimbursed by the Manager	7,086
Other expenses	3,998

Total expenses before reductions	630,010
Less expenses paid indirectly	(9,513)

Net expenses	620,497

Net Investment Income/(Loss)	(59,073)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,253,379
Change in unrealized appreciation/(depreciation) on investments	4,000,234

Net Realized/Unrealized Gains/(Losses) on Investments	5,253,613

Change in Net Assets Resulting From Operations	$5,194,540

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Jennison
	Growth Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$(59,073)	$(97,040)
Net realized gains/(losses) on investment transactions	1,253,379	(2,265,885)
Change in unrealized appreciation/(depreciation) on investments	4,000,234	2,669,510

Change in net assets resulting from operations	5,194,540	306,585

Capital Transactions:
Proceeds from shares issued	21,054,963	31,883,412
Value of shares redeemed	(13,369,298)	(19,383,536)

Change in net assets resulting from capital transactions	7,685,665	12,499,876

Change in net assets	12,880,205	12,806,461
Net Assets:
Beginning of period	49,383,559	36,577,098

End of period	$62,263,764	$49,383,559

Accumulated net investment income/(loss)	$(38,509)	$—

Share Transactions:
Shares issued	1,592,542	2,666,801
Shares redeemed	(1,044,327)	(1,669,270)

Change in shares	548,215	997,531

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

			April 29, 2005 to
	Year Ended December 31,		December 31,
	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$12.27	$12.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	(0.01)	(0.02)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	1.35	0.21	2.09

Total from Investment Activities	1.34	0.19	2.08

Net Asset Value, End of Period	$13.61	$12.27	$12.08

Total Return(b) (c)	10.92%	1.57%	20.80%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$62,264	$49,384	$36,577
Net Investment Income/(Loss)(d)	(0.11)%	(0.22)%	(0.45)%
Expenses Before Reductions(d) (e)	1.18%	1.19%	1.29%
Expenses Net of Reductions(d)	1.16%	1.18%	1.20%
Expenses Net of Reductions(d) (f)	1.18%	1.19%	N/A
Portfolio Turnover Rate(c)	75.74%	88.02%	24.31%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Jennison Growth Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, (continued)
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time).

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, (continued)
December 31, 2007

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Jennison Growth Fund	$5,971,041	$5,802,328

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, (continued)
December 31, 2007

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, Jennison Associates LLC, (“Jennison”) and the Trust, Jennison provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Jennison Growth Fund	0.80%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, (continued)
December 31, 2007

not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $1,916 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $280 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Jennison Growth Fund	$45,849,230	$39,531,753

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then), as applicable. The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

At December 31, 2007 the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2014
AZL Jennison Growth Fund	$890,444

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $38,509 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, (continued)
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
	Capital and		Total
	Other	Unrealized	Accumulated
	Losses	Appreciation(a)	Earnings
AZL Jennison Growth Fund	$(928,953)	$8,605,361	$7,676,408

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Jennison Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

18

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

19

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

20

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Lengt	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

22

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds
The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.
ANNRPT1207 2/08

AZLSM  Legg Mason
Growth Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Legg Mason Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Legg Mason Growth Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007 the AZLSM Legg Mason Growth Fund gained 15.02%. That compared to a 11.81% total return for its benchmark, the Russell 1000® Growth Index1.
This Fund’s Subadviser seeks out shares of firms that offer compelling growth prospects, and attempts to buy them when they trade at discounts to the value of the underlying businesses’ future cash flows. The managers invest a significant amount of the Fund’s assets in each stock, typically building a portfolio of between 20 and 30 securities. Legg Mason generally holds stocks for between three and five years, resulting in very low turnover.*
The Fund held an overweight position in consumer discretionary stocks. The consumer discretionary sector in the benchmark posted the second-worst aggregate returns of any economic sector. Strong security selection helped the Fund’s consumer discretionary holdings outperform the index as a whole, however, so the Fund’s stake in that sector added to both absolute and relative returns. In particular, shares of a large Internet retailer accounted for a substantial portion of this Fund’s absolute and relative return, as the company posted strong results during 2007.*
A wireless stock also contributed strongly to the Fund’s absolute and relative gain, as did select energy and engineering and construction shares. The manager held a considerably underweight position in financial stocks, because they did not appear likely to meet his earnings-growth criteria. That positioning helped the Fund outperform the benchmark, as financial stocks generated the weakest performance in the index.*
Shares of a large insurance firm weighed on relative performance. Likewise, an electronics manufacturing stock reduced the Fund’s relative gain.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Legg Mason Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek maximum long-term capital appreciation with minimum long-term risk to principal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in common stock securities of companies that are, in the Subadviser’s opinion, undervalued at the time of purchase.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZLSM Legg Mason Growth Fund	15.02%	8.75%	13.67%	6.72%

Russell 1000® Growth Index	11.81%	8.68%	12.11%	6.48%†

Expense Ratio

Gross	1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered intontarily reduced the management fee to 0.80% and is limiting operating expenses to 1.30% through April 30, 2008. If this voluntary fee reduction were reflected, the Net Annual Operating Expenses would be 1.16%. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000®Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index.

†   The since inception performance data and hypothetical $10,000 investment for the Russell 1000®Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Legg Mason Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Legg Mason Growth Fund	$1,000.00	$1,021.10	$5.96	1.17%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Legg Mason Growth Fund	$1,000.00	$1,019.31	$5.96	1.17%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Legg Mason Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Air Freight & Logistics	2.3%
Communications Equipment	15.6
Construction & Engineering	14.3
Diversified Financial Services	6.1
Electric Utilities	1.1
Electrical Equipment	4.3
Food Products	3.2
Industrial Conglomerate	3.7
Insurance	2.3
Internet & Catalog Retail	8.0
Internet Software & Services	15.7
Machinery	2.0
Media	3.8
Semiconductors & Semiconductor Equipment	3.7
Software	6.0
Water Utilities	2.0
Short-Term Investments	15.8

109.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (94.1%):
Air Freight & Logistics (2.3%):

49,500	FedEx Corp.	$4,413,915

Communications Equipment (15.6%):

155,400	Cisco Systems, Inc.*	4,206,678
348,000	Nokia Oyj Corp., ADR^	13,359,720
324,700	QUALCOMM, Inc.	12,776,945

		30,343,343

Construction & Engineering (14.3%):

52,600	Fluor Corp.	7,664,872
43,500	Foster Wheeler, Ltd.*	6,743,370
232,600	Quanta Services, Inc.*^	6,103,424
120,600	Shaw Group, Inc.*^	7,289,064

		27,800,730

Diversified Financial Services (6.1%):

32,500	Intercontinental Exchange, Inc.*	6,256,250
113,300	NASDAQ Stock Market, Inc.*	5,607,217

		11,863,467

Electric Utilities (1.1%):

20,800	Vestas Wind Systems A/S*	2,223,923

Electrical Equipment (4.3%):

62,000	General Cable Corp.*^	4,543,360
77,300	Thomas & Betts Corp.*^	3,790,792

		8,334,152

Food Products (3.2%):

42,900	Cadbury Schweppes plc, ADR^	2,117,973
127,600	Kraft Foods, Inc.	4,163,588

		6,281,561

Industrial Conglomerate (3.7%):

193,500	General Electric Co.	7,173,045

Insurance (2.3%):

77,300	American International Group, Inc.	4,506,590

Internet & Catalog Retail (8.0%):

123,900	Amazon.com, Inc.*	11,478,096
130,200	Expedia, Inc.*	4,116,924

		15,595,020

Internet Software & Services (15.7%):

297,800	eBay, Inc.*	9,883,982
7,700	Google, Inc.*	5,324,396
657,100	Yahoo!, Inc.*	15,284,146

		30,492,524

Machinery (2.0%):

54,200	Caterpillar, Inc.	3,932,752

Media (3.8%):

603,400	XM Satellite Radio Holdings, Inc., Class A*	7,385,616

Semiconductors & Semiconductor Equipment (3.7%):

217,000	Texas Instruments, Inc.	7,247,800

Software (6.0%):

127,200	Electronic Arts, Inc.*	7,429,752
202,000	Red Hat, Inc.*^	4,209,680

		11,639,432

Water Utilities (2.0%):

42,700	Veolia Environnement	3,877,573

Total Common Stocks (Cost $166,616,749)		183,111,443

Deposit Account (5.5%):
10,718,819	NTRS London Deposit Account	10,718,819

Total Deposit Account (Cost $10,718,819)		10,718,819

Collateral for Securities on Loan (10.3%):
19,965,212	Northern Trust Liquid Institutional Asset Portfolio	19,965,212

Total Collateral for Securities on Loan (Cost $19,965,212)		19,965,212

Total Investment Securities (Cost $197,300,780)(a) — 109.9%		213,795,474
Net other assets (liabilities) — (9.9)%		(19,338,707)

Net Assets — 100.0%		$194,456,767

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

ADR—American Depository Receipt

(a)	Cost for federal income tax purposes is $197,966,551. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$25,512,059
Unrealized depreciation	(9,683,136)

Net unrealized appreciation	$15,828,923

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United states	85.4%
Finland	6.9%
Bermuda	3.5%
France	2.0%
Denmark	1.2%
United Kingdom	1.0%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Legg
Mason
Growth Fund

Assets:
Investment securities, at cost	$197,300,780

Investment securities, at value*	$213,795,474
Interest and dividends receivable	184,607
Receivable for capital shares issued	650,437
Prepaid expenses	2,793

Total Assets	214,633,311

Liabilities:
Payable for return of collateral received	19,965,212
Manager fees payable	129,448
Administration fees payable	7,002
Distribution fees payable	40,453
Administrative and compliance services fees payable	2,957
Other accrued liabilities	31,472

Total Liabilities	20,176,544

Net Assets	$194,456,767

Net Assets Consist of:
Capital	$175,686,269
Accumulated net investment income/(loss)	(22,910)
Accumulated net realized gains/(losses) from investment transactions	2,298,714
Net unrealized appreciation/(depreciation) on investments	16,494,694

Net Assets	$194,456,767

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,426,866
Net Asset Value (offering and redemption price per share)	$13.48

*	Includes securities on loan of $19,239,078.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Legg
Mason
Growth Fund

Investment Income:
Interest	$187,295
Dividends	984,353
Income from securities lending	86,957

Total Investment Income	1,258,605

Expenses:
Manager fees	1,120,603
Administration fees	58,215
Distribution fees	329,588
Custodian fees	19,611
Administrative and compliance service fees	5,028
Trustees’ fees	7,544
Professional fees	23,231
Shareholder reports	23,041
Other expenses	9,326

Total expenses before reductions	1,596,187
Less expenses waived/reimbursed by the Manager	(65,919)
Less expenses paid indirectly	(19,684)

Net expenses	1,510,584

Net Investment Income/(Loss)	(251,979)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	2,782,791
Change in unrealized appreciation/(depreciation) on investments	8,871,931

Net Realized/Unrealized Gains/(Losses) on Investments	11,654,722

Change in Net Assets Resulting From Operations	$11,402,743

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Legg
	Mason Growth Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$(251,979)	$(275,037)
Net realized gains/(losses) on investment transactions	2,782,791	2,662,085
Change in unrealized appreciation/(depreciation) on investments	8,871,931	(1,437,054)

Change in net assets resulting from operations	11,402,743	949,994

Dividends to Shareholders:
From net realized gains on investments	(2,538,708)	(3,341,959)

Change in net assets resulting from dividends to shareholders	(2,538,708)	(3,341,959)

Capital Transactions:
Proceeds from shares issued	118,967,298	34,811,099
Proceeds from dividends reinvested	2,538,708	3,341,959
Value of shares redeemed	(32,308,880)	(18,944,738)

Change in net assets resulting from capital transactions	89,197,126	19,208,320

Change in net assets	98,061,161	16,816,355
Net Assets:
Beginning of period	96,395,606	79,579,251

End of period	$194,456,767	$96,395,606

Accumulated net investment income/(loss)	$(22,910)	$—

Share Transactions:
Shares issued	8,655,291	2,944,823
Dividends reinvested	190,737	308,299
Shares redeemed	(2,490,017)	(1,633,339)

Change in shares	6,356,011	1,619,783

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$11.94	$12.34	$11.24	$10.40	$7.62

Investment Activities:
Net Investment Income/(Loss)	(0.02)	(0.03)	(0.04)	(0.05)	(0.03)
Net Realized and Unrealized Gains/(Losses) on Investments	1.81	0.07	1.28	0.89	2.81

Total from Investment Activities	1.79	0.04	1.24	0.84	2.78

Dividends to Shareholders From:
Net Realized Gains	(0.25)	(0.44)	(0.14)	—	—

Total Dividends	(0.25)	(0.44)	(0.14)	—	—

Net Asset Value, End of Period	$13.48	$11.94	$12.34	$11.24	$10.40

Total Return(a)	15.02%	0.70%	11.06%	8.08%	36.48%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$194,457	$96,396	$79,579	$49,355	$30,276
Net Investment Income/(Loss)	(0.19)%	(0.32)%	(0.50)%	(0.51)%	(0.55)%
Expenses Before Reductions(b)	1.21%	1.32%	1.30%	1.35%	1.63%
Expenses Net of Reductions	1.15%	1.28%	1.30%	1.27%	1.20%
Expenses Net of Reductions(c)	1.16%	1.29%	1.30%	N/A	N/A
Portfolio Turnover Rate	64.21%	39.53%	106.33%	138.77%	139.34%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Legg Mason Growth Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time).

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Legg Mason Growth Fund	$19,965,212	$19,239,078

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, Legg Mason Capital Management, Inc. (“LMCM”) and the Trust, LMCM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Legg Mason Growth Fund	0.85%	1.30%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees to 0.80% through April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $4,693 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Legg Mason Growth Fund	$158,776,994	$82,198,875

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,836,561 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Growth Fund	$269,037	$2,269,671	$2,538,708

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Growth Fund	$1,758,218	$1,583,741	$3,341,959

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings
AZL Legg Mason Growth Fund	$811,078	$3,967,058	$4,778,136	$(1,836,561)	$15,828,923	$18,770,498

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Legg Mason Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $2,269,671.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

19

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

21

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from	39	Connecticut Water Service, Inc.
			September 1999 to March 2000; Investment Consultant from 1997 to September 1999.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

23

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Legg Mason
Value Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Legg Mason Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Legg Mason Value Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007 the AZLSM Legg Mason Value Fund produced a –6.19% total return, compared to a 5.49% and 5.77% total return for its benchmarks, the S&P 500 Index1 and the Russell 1000® Index1, respectively.
This Fund’s Subadviser seeks out stocks that it believes trade at large discounts to the value of the underlying businesses’ future cash flows. The managers then invest a significant amount of the Fund’s assets in each stock, typically building a portfolio comprised of between 30 and 50 securities. Legg Mason generally holds stocks for between three- and five- years, resulting in very low turnover.*
Financial stocks posted the worst aggregate return of any sector in the benchmark. Investors sold financial stocks on concerns about repercussions of the subprime mortgage crisis and the resulting credit crunch. This Fund’s exposure to financial shares contributed substantially to its negative return for 2007. In particular, shares of a mortgage firm and of a diversified global financial company weighed down performance both in absolute terms and relative to the benchmark. Certain consumer discretionary and telecommunications stocks also detracted from both absolute and relative performance.*
Select Internet-related stocks boosted the Fund’s absolute and relative returns. Notable gainers were shares of a large Web retailer, a search engine and Internet software company and a travel site operator.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an index.

1

AZLSM Legg Mason Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in securities that, in the Subadviser’s opinion, offer the potential for capital growth.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZLSM Legg Mason Value Fund	-6.19%	2.08%	9.05%	3.98%

S&P 500 Index	5.49%	8.62%	12.83%	6.94%†

Russell 1000® Index	5.77%	9.08%	13.43%	7.56%†

Expense Ratio

Gross	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Russell 1000® Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the S&P 500 Index and the Russell 1000® Index are calculated from 11/1/01 which is the closest available date for the Indices’ performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Legg Mason Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Legg Mason Value Fund	$1,000.00	$894.30	$5.20	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid	Annualized
	Beginning	Ending	During Period*	Expense Ratio
	Account Value	Account Value	During Period	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Legg Mason Value Fund	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period). fiscal half-year divided by the number of days in the fiscal year.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Legg Mason Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Automobiles	0.9%
Biotechnology	1.5
Capital Markets	3.2
Commercial Banks	0.5
Communications Equipment	2.7
Computers & Peripherals	4.5
Consumer Finance	1.3
Diversified Financial Services	7.9
Diversified Telecommunication Services	3.9
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	11.2
Household Durables	1.8
Independent Power Producers & Energy Traders	6.0
Industrial Conglomerate	2.9
Insurance	3.0
Internet & Catalog Retail	10.6
Internet Software & Services	9.8
Leisure Equipment & Products	2.8
Media	2.9
Metals & Mining	0.6
Multiline Retail	4.0
Oil, Gas & Consumable Fuels	0.3
Pharmaceuticals	1.5
Semiconductors & Semiconductor Equipment	1.6
Software	3.7
Specialty Retail	1.8
Thrifts & Mortgage Finance	2.7
Wireless Telecommunication Services	3.8
Short-Term Investments	7.8

105.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value

Common Stocks (98.0%):
Automobiles (0.9%):

146,000	General Motors Corp.	$3,633,940

Biotechnology (1.5%):

121,700	Amgen Corp.*	5,651,748

Capital Markets (3.2%):

54,100	Bear Stearns Cos., Inc.^	4,774,325
11,300	Goldman Sachs Group, Inc.^	2,430,065
98,000	Merrill Lynch & Co.	5,260,640

		12,465,030

Commercial Banks (0.5%):

50,000	Wachovia Corp.^	1,901,500

Communications Equipment (2.7%):

265,300	Cisco Systems, Inc.*	7,181,671
201,600	Motorola, Inc.	3,233,664

		10,415,335

Computers & Peripherals (4.5%):

197,600	Hewlett Packard Co.	9,974,848
69,100	International Business Machines Corp.	7,469,710

		17,444,558

Consumer Finance (1.3%):

109,200	Capital One Financial Corp.^	5,160,792

Diversified Financial Services (7.9%):

394,000	Citigroup, Inc.	11,599,360
411,800	J.P. Morgan Chase & Co.	17,975,070
13,700	NYSE Euronext	1,202,449

		30,776,879

Diversified Telecommunication Services (3.9%):

2,190,400	Qwest Communications International, Inc.^	15,354,704

Health Care Equipment & Supplies (0.6%):

55,375	Covidien, Ltd.	2,452,559

Health Care Providers & Services (11.2%):

335,100	Aetna, Inc.	19,345,323
44,600	Health Net, Inc.*	2,154,180
379,900	UnitedHealth Group, Inc.	22,110,180

		43,609,683

Household Durables (1.8%):

37,400	Beazer Homes USA, Inc.^	277,882
109,500	Centex Corp.^	2,765,970
190,800	Pulte Corp.^	2,011,032
64,500	Ryland Group, Inc. (The)^	1,776,975

		6,831,859

Independent Power Producers & Energy Traders (6.0%):

1,092,900	AES Corp. (The)*	23,377,131

Industrial Conglomerate (2.9%):

308,900	General Electric Co.	11,450,923

Insurance (3.0%):
198,700	American International Group, Inc.	11,584,210

Internet & Catalog Retail (10.6%):

290,700	Amazon.com, Inc.*	26,930,448
247,000	Expedia, Inc.*^	7,810,140
236,990	InterActive Corp.*	6,379,771

		41,120,359

Internet Software & Services (9.8%):

393,200	eBay, Inc.*	13,050,308
17,325	Google, Inc.*	11,979,891
570,600	Yahoo!, Inc.*	13,272,157

		38,302,356

Leisure Equipment & Products (2.8%):

491,900	Eastman Kodak Co.^	10,757,853

Media (2.9%):

101,625	DIRECTV Group, Inc. (The)*	2,349,570
552,800	Time Warner, Inc.	9,126,728

		11,476,298

Metals & Mining (0.6%):

37,100	Nucor Corp.	2,197,062

Multiline Retail (4.0%):

97,900	J.C. Penney Co., Inc.	4,306,621
110,700	Sears Holding Corp.*^	11,296,935

		15,603,556

Oil, Gas & Consumable Fuels (0.3%):

11,700	Exxon Mobil Corp.	1,096,173

Pharmaceuticals (1.5%):

261,600	Pfizer, Inc.	5,946,168

Semiconductors & Semiconductor Equipment (1.6%):

183,200	Texas Instruments, Inc.	6,118,880

Software (3.7%):

238,700	CA, Inc.^	5,955,565
142,400	Electronic Arts, Inc.*	8,317,584

		14,273,149

Specialty Retail (1.8%):

27,600	Best Buy Co., Inc.	1,453,140
143,775	Tyco International, Ltd.	5,700,678

		7,153,818

Thrifts & Mortgage Finance (2.7%):

490,200	Countrywide Credit Industries, Inc.^	4,382,388
138,500	Freddie Mac	4,718,695
89,900	Washington Mutual, Inc.^	1,223,539

		10,324,622

Wireless Telecommunication Services (3.8%):

1,116,300	Sprint Corp.	14,657,019

Total Common Stocks (Cost $376,582,942)		381,138,164

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued

Deposit Account (2.6%):
10,267,051	NTRS London Deposit Account	$10,267,051

Total Deposit Account (Cost $10,267,051)		10,267,051

Collateral for Securities on Loan (5.2%):
20,031,195	Northern Trust Liquid Institutional Asset Portfolio	20,031,195

Total Collateral for Securities on Loan (Cost $20,031,195)		20,031,195

Total Investment Securities (Cost $406,881,188)(a) — 105.8%		411,436,410
Net other assets (liabilities) — (5.8)%		(22,601,480)

Net Assets — 100.0%		$388,834,929

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

(a)	Cost for federal income tax purposes is $409,205,950. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$61,289,763
Unrealized depreciation	(59,059,303)

Net unrealized appreciation	$2,230,460

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	97.9%
Bermuda	2.1%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Legg
Mason Value
Fund

Assets:
Investment securities, at cost	$406,881,188

Investment securities, at value*	$411,436,410
Interest and dividends receivable	195,658
Receivable for capital shares issued	229,505
Receivable for investments sold	386,169
Prepaid expenses	6,383

Total Assets	412,254,125

Liabilities:
Payable for investments purchased	2,958,248
Payable for capital shares redeemed	16,683
Payable for return of collateral received	20,031,195
Manager fees payable	250,905
Administration fees payable	14,477
Distribution fees payable	83,635
Administrative and compliance services fees payable	7,162
Other accrued liabilities	56,891

Total Liabilities	23,419,196

Net Assets	$388,834,929

Net Assets Consist of:
Capital	$366,149,547
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	18,130,160
Net unrealized appreciation/(depreciation) on investments	4,555,222

Net Assets	$388,834,929

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,203,997
Net Asset Value (offering and redemption price per share)	$12.07

*	Includes securities on loan of $19,564,167.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Legg
Mason Value
Fund

Investment Income:
Interest	$217,027
Dividends	3,425,520
Income from securities lending	40,547

Total Investment Income	3,683,094

Expenses:
Manager fees	3,081,954
Administration fees	180,886
Distribution fees	1,027,318
Custodian fees	37,294
Administrative and compliance service fees	15,181
Trustees’ fees	24,303
Professional fees	52,524
Shareholder reports	40,478
Other expenses	20,285

Total expenses before reductions	4,480,223
Less expenses paid indirectly	(34,852)

Net expenses	4,445,371

Net Investment Income/(Loss)	(762,277)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	20,530,581
Change in unrealized appreciation/(depreciation) on investments	(46,267,403)

Net Realized/Unrealized Gains/(Losses) on Investments	(25,736,822)

Change in Net Assets Resulting From Operations	$(26,499,099)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Legg Mason
	Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$(762,277)	$(736,122)
Net realized gains/(losses) on investment transactions	20,530,581	4,880,195
Change in unrealized appreciation/(depreciation) on investments	(46,267,403)	21,278,611

Change in net assets resulting from operations	(26,499,099)	25,422,684

Dividends to Shareholders:
From net realized gains on investments	(6,281,785)	(67,453)

Change in net assets resulting from dividends to shareholders	(6,281,785)	(67,453)

Capital Transactions:
Proceeds from shares issued	93,794,654	150,851,958
Proceeds from dividends reinvested	6,281,785	67,453
Value of shares redeemed	(85,906,568)	(49,165,051)

Change in net assets resulting from capital transactions	14,169,871	101,754,360

Change in net assets	(18,611,013)	127,109,591
Net Assets:
Beginning of period	407,445,942	280,336,351

End of period	$388,834,929	$407,445,942

Accumulated net investment income/(loss)	$—	$(2,605)

Share Transactions:
Shares issued	7,182,885	12,515,936
Dividends reinvested	495,409	5,689
Shares redeemed	(6,637,283)	(4,220,353)

Change in shares	1,041,011	8,301,272

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$13.07	$12.26	$11.59	$10.11	$8.13

Investment Activities:
Net Investment Income/(Loss)	(0.02)	(0.02)	(0.02)	0.04	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.77)	0.83	0.74	1.49	1.98

Total from Investment Activities	(0.79)	0.81	0.72	1.53	2.09

Dividends to Shareholders From:
Net Investment Income	—	—	—	(0.05)	(0.11)
Net Realized Gains	(0.21)	— (a)	(0.05)	—	—

Total Dividends	(0.21)	— (a)	(0.05)	(0.05)	(0.11)

Net Asset Value, End of Period	$12.07	$13.07	$12.26	$11.59	$10.11

Total Return(b)	(6.19)%	6.71%	6.27%	15.15%	25.89%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$388,835	$407,446	$280,336	$79,298	$32,322
Net Investment Income/(Loss)	(0.19)%	(0.22)%	(0.32)%	0.28%	1.42%
Expenses Before Reductions(c)	1.09%	1.10%	1.20%	1.20%	1.32%
Expenses Net of Reductions	1.08%	1.10%	1.20%	1.18%	1.10%
Expenses Net of Reductions(d)	1.09%	1.10%	N/A	N/A	N/A
Portfolio Turnover Rate	30.60%	16.16%	8.21%	121.63%	38.60%

(a)	Amount less than $.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Legg Mason Value Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Legg Mason Value Fund	$20,031,195	$19,564,167

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2007

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, Legg Mason Capital Management, Inc. (“LMCM”) and the Trust, LMCM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Legg Mason Value Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2007

distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $14,274 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Legg Mason Value Fund	$127,658,794	$123,711,335

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Value Fund	$260,234	$6,021,551	$6,281,785

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Value Fund	$—	$67,453	$67,453

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Legg Mason Value Fund	$832,985	$19,621,938	$20,454,923	$2,230,459	$22,685,382

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Legg Mason Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $6,021,551.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

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The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

23

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds
The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.
ANNRPT1207 2/08

AZLSM LMP Large Cap
Growth Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis
Page l
Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL SM LMP Large Cap Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM LMP Large Cap Growth Fund and ClearBridge Advisors, LLC (formerly CAM North America LLC) serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM LMP Large Cap Growth Fund gained 4.70% compared to an 11.81% total return for its benchmark, the Russell 1000® Growth Index1.
Strong performance by large-cap growth stocks helped this Fund generate a positive absolute return. The Fund’s positions in information technology stocks especially contributed to its gains, and its consumer staples holdings made a positive contribution as well. Consumer discretionary and financial stocks depressed the Fund’s absolute return.*
An overweight position in information technology stocks boosted the Fund’s returns relative to its benchmark, as technology shares rallied during 2007. Stock selection caused the Fund’s technology holdings to trail the aggregate return of the technology stocks in the benchmark, however. An underweight position in telecommunications services stocks also helped the Fund’s relative performance. Stock selection in the consumer discretionary and consumer staples sectors added to relative returns as well.*
Overweight positions in the consumer discretionary and financial sectors detracted from the Fund’s returns against its benchmark index, as did significantly underweight stakes in energy, materials, industrials and utilities. Security selection in the health care sector also weighed on relative performance.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL SM LMP Large Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund invests primarily in equity securities of U.S. large capitalization issuers. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in these securities and related investments.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZLSM LMP Large Cap Growth Fund	4.70%	6.18%	9.22%	4.13%

Russell 1000® Growth Index	11.81%	8.68%	12.11%	6.48%†

Expense Ratio

Gross	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% on the first $100 million of assets, 0.75% on the next $100 million, and 0.70% on assets above $200 million; and is limiting operating expenses to 1.20% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†    The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL LMP Large Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL LMP Large Cap Growth Fund	$1,000.00	$1,005.80	$5.71	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL LMP Large Cap Growth Fund	$1,000.00	$1,019.51	$5.75	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL LMP Large Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Beverages	5.0%
Biotechnology	12.4
Capital Markets	6.1
Communications Equipment	7.5
Diversified Financial Services	3.7
Food Products	3.0
Health Care Equipment & Supplies	2.1
Household Durables	1.0
Household Products	3.0
Insurance	7.8
Internet & Catalog Retail	11.3
Internet Software & Services	9.8
Media	4.2
Pharmaceuticals	2.3
Semiconductors & Semiconductor Equipment	7.5
Software	9.3
Specialty Retail	1.6
Federal Home Loan Bank	2.7
Short-Term Investments	15.4

115.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.6%):
Beverages (5.0%):

114,801	Coca-Cola Co.	$7,045,337
82,912	PepsiCo, Inc.	6,293,021

		13,338,358

Biotechnology (12.4%):

214,296	Amgen Corp.*	9,951,906
124,650	Biogen, Inc.*	7,095,078
194,524	Genentech, Inc.*	13,046,725
127,557	Vertex Pharmaceuticals, Inc.*^	2,963,149

		33,056,858

Capital Markets (6.1%):

78,917	Lehman Brothers Holdings, Inc.	5,164,328
120,541	Merrill Lynch & Co.	6,470,641
88,652	Morgan Stanley Dean Witter & Co.	4,708,308

		16,343,277

Communications Equipment (7.5%):

255,114	Cisco Systems, Inc.*	6,905,936
414,560	Motorola, Inc.	6,649,542
159,446	QUALCOMM, Inc.	6,274,200

		19,829,678

Diversified Financial Services (3.7%):

197,713	NASDAQ Stock Market, Inc.*	9,784,816

Food Products (3.0%):

137,124	W.M. Wrigley Jr. Co.^	8,028,610

Health Care Equipment & Supplies (2.1%):

108,423	Medtronic, Inc.	5,450,424

Household Durables (1.0%):

36,529	Harman International Industries, Inc.^	2,692,553

Household Products (3.0%):

109,699	Procter & Gamble Co.	8,054,101

Insurance (7.8%):

109,699	American International Group, Inc.	6,395,452
102	Berkshire Hathaway, Inc., Class A*^	14,443,200

		20,838,652

Internet & Catalog Retail (11.3%):

262,758	Amazon.com, Inc.*	24,341,901
216,847	InterActive Corp.*^	5,837,521

		30,179,422

Internet Software & Services (9.8%):

255,133	Akamai Technologies, Inc.*^	8,827,602
255,114	eBay, Inc.*	8,467,234
382,671	Yahoo!, Inc.*	8,900,927

		26,195,763

Media (4.2%):

350,782	Time Warner, Inc.	5,791,411
165,824	Walt Disney Co. (The)	5,352,799

		11,144,210

Pharmaceuticals (2.3%):

92,485	Johnson & Johnson Co.	6,168,750

Semiconductors & Semiconductor Equipment (7.5%):

338,026	Intel Corp.	9,011,773
325,270	Texas Instruments, Inc.	10,864,018

		19,875,791

Software (9.3%):

169,651	Electronic Arts, Inc.*	9,909,315
210,469	Microsoft Corp.	7,492,697
357,160	Red Hat, Inc.*^	7,443,214

		24,845,226

Specialty Retail (1.6%):

159,446	Home Depot, Inc.	4,295,475

Total Common Stocks (Cost $220,395,608)		260,121,964

Collateral for Securities on Loan (15.4%):
41,071,253	Allianz Dresdner Daily Asset Fund#	41,071,253

Total Collateral for Securities on Loan (Cost $41,071,253)		41,071,253

U.S. Government Agency (2.7%):
7,081,000	Federal Home Loan Bank, 3.25%, 1/2/08(a)	7,080,361

Total U.S. Government Agency (Cost $7,080,361)		7,080,361

Deposit Account (0.0%):
1,794	NTRS London Deposit Account	1,794

Total Deposit Account (Cost $1,794)		1,794

Total Investment Securities (Cost $268,549,016)(b) — 115.7%		308,275,372
Net other assets (liabilities) — (15.7)%		(41,797,156)

Net Assets — 100.0%		$266,478,216

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security
^	All or a portion of security is loaned as of December 31, 2007.
#	Investment in affiliate.

(a)	The rate presented represents the effective yield at December 31, 2007.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(b)	Cost for federal income tax purposes is $271,838,075. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$49,830,004
Unrealized depreciation	(13,392,707)

Net unrealized appreciation	$36,437,297

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL LMP
Large Cap
Growth Fund

Assets:
Investment securities, at cost	$268,549,016

Investment securities, at value*^	$308,275,372
Interest and dividends receivable	132,793
Receivable for capital shares issued	89,155
Prepaid expenses	4,377

Total Assets	308,501,697

Liabilities:
Payable for investments purchased	594,107
Payable for capital shares redeemed	76,914
Payable for return of collateral received	41,071,253
Manager fees payable	172,690
Administration fees payable	9,888
Distribution fees payable	57,125
Administrative and compliance services fees payable	4,962
Other accrued liabilities	36,542

Total Liabilities	42,023,481

Net Assets	$266,478,216

Net Assets Consist of:
Capital	$218,132,524
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	8,619,336
Net unrealized appreciation/(depreciation) on investments	39,726,356

Net Assets	$266,478,216

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,767,883
Net Asset Value (offering and redemption price per share)	$12.24

*	Includes securities on loan of $40,120,093.

^	Includes investment in affiliate of $41,071,253.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL LMP
Large Cap
Growth Fund

Investment Income:
Interest	$79,998
Dividends	2,278,763
Income from securities lending	53,429

Total Investment Income	2,412,190

Expenses:
Manager fees	2,236,548
Administration fees	123,675
Distribution fees	698,920
Custodian fees	22,497
Administrative and compliance service fees	10,293
Trustees’ fees	16,620
Professional fees	36,477
Shareholder reports	31,453
Recoupment of prior expenses reimbursed by the Manager	14,175
Other expenses	14,115

Total expenses before reductions	3,204,773
Less expenses waived/reimbursed by the Manager	(10,110)
Less expenses paid indirectly	(7,325)

Net expenses	3,187,338

Net Investment Income/(Loss)	(775,148)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	11,814,319
Net realized gains/(losses) on futures transactions	22,197
Change in unrealized appreciation/(depreciation) on investments	2,096,092

Net Realized/Unrealized Gains/(Losses) on Investments	13,932,608

Change in Net Assets Resulting From Operations	$13,157,460

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL LMP
	Large Cap Growth Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$(775,148)	$(500,002)
Net realized gains/(losses) on investment transactions	11,836,516	(1,867,449)
Change in unrealized appreciation/(depreciation) on investments	2,096,092	14,251,586

Change in net assets resulting from operations	13,157,460	11,884,135

Dividends to Shareholders:
From net realized gains on investments	—	(5,814,361)

Change in net assets resulting from dividends to shareholders	—	(5,814,361)

Capital Transactions:
Proceeds from shares issued	41,700,607	84,736,805
Proceeds from dividends reinvested	—	5,814,361
Value of shares redeemed	(72,306,213)	(35,758,785)

Change in net assets resulting from capital transactions	(30,605,606)	54,792,381

Change in net assets	(17,448,146)	60,862,155
Net Assets:
Beginning of period	283,926,362	223,064,207

End of period	$266,478,216	$283,926,362

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	3,437,065	7,596,815
Dividends reinvested	—	534,901
Shares redeemed	(5,950,842)	(3,287,977)

Change in shares	(2,513,777)	4,843,739

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$11.69	$11.48	$10.50	$10.06	$8.09

Investment Activities:
Net Investment Income/(Loss)	(0.04)	(0.02)	(0.02)	0.04	— (a)
Net Realized and Unrealized Gains/(Losses) on Investments	0.59	0.49	1.04	0.40	1.97

Total from Investment Activities	0.55	0.47	1.02	0.44	1.97

Dividends to Shareholders From:
Net Investment Income	—	—	(0.03)	—	— (a)
Net Realized Gains	—	(0.26)	(0.01)	—	—

Total Dividends	—	(0.26)	(0.04)	—	— (a)

Net Asset Value, End of Period	$12.24	$11.69	$11.48	$10.50	$10.06

Total Return(b)	4.70%	4.23%	9.70%	4.37%	24.39%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$266,478	$283,926	$223,064	$135,712	$66,233
Net Investment Income/(Loss)(c)	(0.28)%	(0.20)%	(0.16)%	0.56%	0.06%
Expenses Before Reductions(c)(d)	1.14%	1.19%	1.21%	1.24%	1.38%
Expenses Net of Reductions(c)	1.14%	1.18%	1.20%	1.19%	1.15%
Expenses Net of Reductions(c) (e)	1.14%	1.19%	1.20%	N/A	N/A
Portfolio Turnover Rate	18.95%	18.84%	78.89%	31.73%	19.22%

(a)	Amount Less than $0.005

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Annualized for periods less than one year.

(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL LMP Large Cap Growth Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL LMP Large Cap Growth Fund	$41,071,253	$40,120,093

The Fund received cash collateral for securities loaned. The cash was invested in an Allianz Dresdner Daily Asset Fund at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, ClearBridge Advisors, LLC (formerly CAM North America, LLC) (“ClearBridge”) and the Trust, ClearBridge provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL LMP Large Cap Growth Fund	0.80%	1.20%

*	Effective December 1, 2007, the Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% for the first $100 million, 0.75% the next $100 million, and 0.70% on assets above $200 million through April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the year ended December 31, 2007, the Agent received $15,242 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $10,220 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL LMP Large Cap Growth Fund	$52,552,476	$85,658,409

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL LMP Large Cap Growth Fund	$248,166	$5,566,195	$5,814,361

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

	Undistributed			Total
	Long-Term	Accumulated	Unrealized	Accumulated
	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL LMP Large Cap Growth Fund	$11,908,395	$11,908,395	$36,437,297	$48,345,692

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL LMP Large Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

18

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

19

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

20

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

21

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz			Allianz	Directorships
	VIP and VIP	Term of	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	Office(2)/Length of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

22

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Money Market Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Money Market Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Money Market Fund, and BlackRock Institutional Management Corporation serves as Subadviser to the Fund.
Fund Objective
The Fund’s investment objective is current income consistent with stability of principal, which may not be changed without shareholder approval. The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments.
Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
Effective December 10, 2007, Allianz Life Advisers, LLC entered into a subadvisory agreement with BlackRock Institutional Management Corporation (“BIMC”) whereby BIMC replaced Prudential Investment Management, Inc. as Subadviser to the AZLSM Money Market Fund
The Fund began the period with a weighted average maturity that was shorter than its peer group average, as the timing of the Federal Reserve’s (the “Fed”) next interest-rate move was uncertain. The Fund’s yield benefited from large holdings of variable rate securities pegged to the one- or three-month LIBOR1. During much of the first quarter these securities offered some of the highest yields in the money markets.
The quarter beginning in July saw reduced liquidity in the marketplace, due to fallout from rising defaults on subprime mortgages. The Fund’s manager maintained a relatively short weighted average maturity in order to provide ample liquidity for shareholders. The Fund continued to benefit from its positions in variable rate securities during the third quarter, as well as from investments in large, multi-seller asset-backed commercial paper with strong bank sponsorship.*
The three months between October and December were characterized by another round of credit-market turmoil. Inter-bank lending rates spiked higher, and secondary trading dried up as financial institutions began publicly disclosing losses related to subprime mortgages and the securities backed by them. Meanwhile, offered rates on asset-backed commercial paper soared. The Fed responded by reducing the federal funds rate twice, for a total reduction of 0.5 percentage points, and by introducing alternative term funding arrangements. These seasonal funding pressures dissipated by mid-December.
The Fund began the period with a 30-day net yield of 4.78%, and ended the 12-month period with a 30-day net yield of 4.34%.*

*  The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.
1  London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(2/1/00)

AZLSM Money Market Fund	4.79%	3.93%	2.55%	2.78%

Three Month U.S. Treasury Bill Index	4.40%	4.05%	2.90%	3.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund.
Yield as of December 31, 2007

	7	7	30
	Day	Day	Day
	Average	Effective	Average

AZLSM Money Market Fund	4.35%	4.44%	4.34%

The 7-day yield quotation is as of 12/31/07 and more closely reflects the current earnings of the Fund than the total return quotation.

1

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Money Market Fund	$1,000.00	$1,023.80	$3.52	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Money Market Fund	$1,000.00	$1,021.73	$3.52	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Money Market Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2007:

Percent of
Investments	net assets*
Certificates of Deposit	21.8%
Commercial Paper	40.2
Corporate Bonds	35.8
Short-Term Investments	1.9

99.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments
December 31, 2007

Principal		Amoritized
Amount		Cost
Certificates of Deposit (21.8%):
Commercial Banks (20.1%):

$10,000,000	American Express Centurion Bank, 5.08%, 2/22/08	$10,000,000
10,000,000	Bank Of Nova Scotia (Portland Branch), 4.82%, 1/31/08	10,000,000
10,000,000	Banque Nationale De Paris New York, 4.99%, 3/17/08	10,000,000
10,000,000	Banque Nationale De Paris New York, 4.94%, 3/19/08	10,000,000
5,000,000	Barclays Bank PLC, NY, 5.20%, 4/11/08	5,000,000
20,000,000	Citibank NA, 4.81%, 1/25/08	20,000,000
20,000,000	Regions Bank, 4.85%, 2/20/08	20,000,000
13,000,000	Royal Bank of Scotland PLC, NY, 5.17%, 2/11/08	13,000,000
3,400,000	Skandinaviska Enskilda Banken AB, NY, 5.22%, 2/4/08 (a)	3,399,935
2,300,000	Societe Generale NY, 4.79%, 6/30/08 (a)	2,299,198
16,435,000	Suntrust Bank, 4.85%, 1/28/08(a)	16,435,234

		120,134,367

Diversified Financial Services (1.7%):

10,000,000	State Street Bank and Trust Company, 4.89%, 3/17/08	10,000,000

Total Certificates of Deposit (Cost $130,134,367)		130,134,367

Commercial Paper (40.2%):(b)
Diversified Financial Services (29.7%):

25,000,000	Amstel Funding Corp., 5.73%, 3/11/08	24,725,347
5,000,000	Bank of America Corp., 5.07%, 2/15/08	4,968,844
20,000,000	Calyon North America, Inc., 4.79%, 2/27/08	19,849,583
1,877,000	Citigroup Funding, Inc., 5.58%, 2/6/08	1,866,752
5,000,000	Concord Minutemen Capital Co. Series A, LLC, 5.94%, 2/4/08	4,972,139
20,000,000	Galleon Capital LLC, 4.60%, 1/2/08	19,997,444
11,000,000	General Electric Capital Corp., 4.65%, 3/24/08	10,884,353
25,566,000	Lehman Brothers Holdings, 4.25%, 1/2/08	25,562,982
5,500,000	Scaldis Capital LLC, 5.15%, 3/3/08	5,451,692
10,000,000	Swedbank Mortgage AB, 5.24%, 2/21/08	9,927,254
4,000,000	Swedbank Mortgage AB, 5.24%, 2/22/08	3,970,331
20,000,000	Toyota Motor Credit Corp., 4.85%, 2/22/08	19,862,200
5,000,000	UBS Finance Delaware LLC, 5.47%, 3/13/08	4,946,800
20,000,000	Windmill Funding Corp., 5.55%, 1/24/08	19,929,467

		176,915,188

Insurance (10.5%):

10,000,000	ING America Insurance Holdings, 5.11%, 1/15/08	9,980,361
5,000,000	ING America Insurance Holdings, 5.02%, 1/22/08	4,985,533
15,000,000	Prudential Funding LLC, 4.61%, 2/11/08	14,921,929
10,000,000	Prudential Funding LLC, 4.51%, 2/19/08	9,939,158
4,000,000	Prudential plc, 5.23%, 1/31/08	3,982,850
10,000,000	Prudential plc, 5.38%, 2/11/08	9,941,917
2,000,000	Swiss RE Financial Products, 5.34%, 1/25/08	1,993,067
7,195,000	Swiss Re Financial Products, 4.74%, 2/14/08	7,153,845

		62,898,660

Total Commercial Paper (Cost $239,813,848)		239,813,848

Corporate Bonds (35.8%):
Commercial Banks (4.8%):

5,000,000	Australia and New Zealand Banking, 5.11%, 7/3/08 (a) (c)	5,000,000
14,000,000	Bank of America Corp., 5.29%, 5/22/08	14,000,000
9,500,000	Nordea Bank AB, 5.26%, 8/8/08(a) (c)	9,500,125

		28,500,125

Diversified Financial Services (29.3%):

13,000,000	American Express Credit Corp., 5.04%, 1/15/08, MTN(a)	13,000,196
5,000,000	American Express Credit Corp., 5.35%, 3/5/08, MTN(a)	5,000,274
5,000,000	BMW US Capital LLC, 5.25%, 9/4/08 (a) (c)	5,000,000

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Amoritized
Amount		Cost
Corporate Bonds, continued
Diversified Financial Services, continued

$5,000,000	Caja Madrid Cedulas Hipotecarias, 5.35%, 8/12/08(a) (c)	$5,000,000
5,000,000	Citigroup, Inc., 3.50%, 2/1/08	4,992,274
6,000,000	DNB NOR Bank ASA, 4.87%, 8/22/08(a) (c)	5,999,795
15,000,000	General Electric Capital Corp., 5.29%, 1/3/08, MTN(a)	15,000,076
2,300,000	General Electric Capital Corp., 5.17%, 3/4/08, MTN(a)	2,300,258
5,000,000	Goldman Sachs Group, Inc, 5.46%, 2/26/08, MTN(a)	5,003,386
5,000,000	Goldman Sachs Group, Inc., 5.11%, 7/29/08(a)	4,992,460
10,000,000	HSBC Finance Corp., 5.26%, 9/6/08(a)	10,000,000
10,000,000	JP Morgan Chase & Co., 5.15%, 1/25/08(a)	9,998,475
15,000,000	JP Morgan Chase & Co., 5.22%, 8/11/08(a)	15,000,000
2,000,000	Kommunalkredit Austria, 4.88%, 8/22/08(a) (c)	2,000,000
5,400,000	Merrill Lynch & Co., 5.17%, 8/14/08(a)	5,400,000
5,000,000	Merrill Lynch & Co., 5.14%, 8/15/08, MTN(a)	4,989,832
5,000,000	Merrill Lynch & Co., 5.04%, 8/22/08(a)	5,000,000
		Amoritized
Principal		Cost/
Amount		Fair Value
5,000,000	Merrill Lynch & Co., 5.32%, 9/3/08 (a)	5,000,000
8,000,000	Morgan Stanley, 5.33%, 1/18/08, MTN(a)	8,000,527
10,000,000	Morgan Stanley, 4.96%, 8/26/08(a) (b)	10,000,749
5,000,000	Nationwide Building Society, 4.92%, 7/28/08(a) (c)	5,000,857
6,000,000	Paccar Financial Corp., 5.20%, 8/12/08(a)	6,000,000
17,590,000	Wells Fargo & Co., 5.19%, 3/10/08, MTN(a)	17,588,203
5,000,000	Wells Fargo & Co., 5.28%, 9/2/08(a)	5,000,000

		175,267,362

Insurance (1.7%):

10,000,000	Irish Life and Permanent plc, 4.98%, 8/20/08(a)	9,999,682

Total Corporate Bonds (Cost $213,767,169)		213,767,169

Deposit Account (1.9%):
11,376,088	TNT Offshore Deposit Account	11,376,088

Total Deposit Account (Cost $11,376,088)		11,376,088

Total Investment Securities (Cost $595,091,472)(d) — 99.7%		595,091,472
Net other assets (liabilities) — 0.3%		1,769,147

Net Assets — 100.0%		$596,860,619

Percentages indicated are based on net assets as of December 31, 2007.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2007. The date presented represents the final maturity date.

(b)	The rate presented represents the effective yield at December 31, 2007.

(c)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Represents cost for financial reporting and federal income tax purposes.

LLC—Limited Liability Co.

PLC—Public Liability Co.

MTN—Medium Term Note

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Money
Market Fund

Assets:
Investment securities, at cost	$595,091,472

Investment securities, at value	$595,091,472
Interest income	2,186,757
Receivable for capital shares issued	2,174,979
Prepaid expenses	8,986

Total Assets	599,462,194

Liabilities:
Distributions payable	2,174,979
Manager fees payable	176,911
Administration fees payable	21,873
Distribution fees payable	126,366
Administrative and compliance services fees payable	11,430
Other accrued liabilities	90,016

Total Liabilities	2,601,575

Net Assets	$596,860,619

Net Assets Consist of:
Capital	$596,866,935
Accumulated net investment income/(loss)	(1)
Accumulated net realized gains/(losses) from investment transactions	(6,315)

Net Assets	$596,860,619

Shares of beneficial interest (unlimited number of shares authorized, no par value)	596,866,936
Net Asset Value (offering and redemption price per share)	$1.00

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Money
Market Fund

Investment Income:
Interest	$28,882,328

Total Investment Income	28,882,328

Expenses:
Manager fees	1,886,762
Administration fees	237,794
Distribution fees	1,347,690
Custodian fees	41,637
Administrative and compliance service fees	21,564
Trustees’ fees	30,704
Professional fees	80,384
Shareholder reports	55,385
Other expenses	34,241

Total expenses	3,736,161

Net Investment Income/(Loss)	25,146,167

Net Realized Gains/(Losses) on security transactions	6,540

Change in Net Assets Resulting From Operations	$25,152,707

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Money
	Market Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$25,146,167	$18,469,715
Net realized gains/(losses) on investment transactions	6,540	(3,920)

Change in net assets resulting from operations	25,152,707	18,465,795

Dividends to Shareholders:
From net investment income	(25,147,023)	(18,469,083)

Change in net assets resulting from dividends to shareholders	(25,147,023)	(18,469,083)

Capital Transactions:
Proceeds from shares issued	660,916,990	406,107,082
Proceeds from dividends reinvested	25,147,023	17,545,021
Value of shares redeemed	(493,614,979)	(350,152,748)

Change in net assets resulting from capital transactions	192,449,034	73,499,355

Change in net assets	192,454,718	73,496,067
Net Assets:
Beginning of period	404,405,901	330,909,834

End of period	$596,860,619	$404,405,901

Accumulated net investment income/(loss)	$(1)	$855

Share Transactions:
Shares issued	660,916,990	406,107,082
Dividends reinvested	25,147,023	17,545,021
Shares redeemed	(493,614,979)	(350,152,748)

Change in shares	192,449,034	73,499,355

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	0.05	0.04	0.03	0.01	—	(a)
Net Realized Gains/(Losses) on investments	— (a)	— (a)	— (a)	— (a)	—	(a)

Total from Investment Activities	0.05	0.04	0.03	0.01	—	(a)

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.04)	(0.03)	(0.01)	—	(a)
Net Realized Gains	—	—	—	—	—	(a)

Total Dividends	(0.05)	(0.04)	(0.03)	(0.01)	—	(a)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.79%	4.43%	2.57%	0.67%	0.34%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$596,861	$404,406	$330,910	$236,639	$186,491
Net Investment Income/(Loss)	4.66%	4.41%	2.58%	0.70%	0.34%
Expenses Before Reductions	0.69%	0.69%	0.74%	0.78%	0.88%
Expenses Net of Reductions	0.69%	0.69%	0.74%	0.78%	0.88%

(a)	Amount less than $.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Money Market Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2007

for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective December 10, 2007 between the Manager, BlackRock Institutional Management Corporation (“BIMC”) and the Trust, BIMC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to December 10, 2007, the Fund was subadvised by Prudential Investment Management, Inc. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Money Market Fund	0.35%	0.87%

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2007

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $18,514 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then), as applicable. The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

At December 31, 2007 the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2013	12/31/2014
AZL Money Market Fund	$2,395	$3,920

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$22,972,044	$—	$22,972,044

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$18,469,083	$—	$18,469,083

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

			Accumulated	Total
	Undistributed	Accumulated	Capital and	Accumulated
	Ordinary Income	Earnings	Other Losses	Earnings
AZL Money Market Fund	$(1)	$(1)	$(6,315)	$(6,316)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

At an “in person” meeting held on November 28, 2007, the Board of Trustees (the “Board” or the “Trustees”) of the Allianz Variable Insurance Products Trust (the “Trust”) considered the recommendation of Allianz Life Advisers, LLC (the “Manager”), the investment manager of the AZL Money Market Fund (the “Fund”), that BlackRock Institutional Management Corporation (“BlackRock”) replace Prudential Investment Management, Inc. (“Prudential”) as the Fund’s subadviser. At such meeting, the Trustees approved a new subadvisory agreement with BlackRock (the “BlackRock Agreement”) which became effective December 10, 2007. At such meeting, the Trustees reviewed materials furnished by the Manager pertaining to BlackRock.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the subadviser.

At the November 28, 2007 meeting, representatives of the Manager discussed recent difficulties in the credit market, and noted that some money market funds have had problematic portfolio holdings. They emphasized that, while the AZL Money Market Fund managed by Prudential has not had such problems, they stated that BlackRock is likely to do a better job of managing the Fund for a reasonable fee. They discussed BlackRock’s history, size and expertise, and noted, for example, that its philosophy helped it steer clear of the market turbulence in the third quarter of 2007. They discussed BlackRock’s investment philosophy, which they said is based upon quality, stability, liquidity, and yield (which is important, but not at the expense of the previous three factors). They reported that, following the proposed change, there would be no change in the shareholder fee structure, but noted that the subadvisory fee charged by BlackRock will be lower than that currently charged by Prudential.

The Board, including a majority of the independent Board members (the “Independent Trustees”), with the assistance of independent counsel to the Independent Trustees, considered whether to approve the BlackRock Agreement in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, Prudential or BlackRock. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the BlackRock Agreement with experienced counsel who are independent of the Manager and received from such counsel a memorandum discussing the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the BlackRock Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Prudential and determined that the BlackRock Agreement was reasonable and in the best interests of the Fund, and approved BlackRock as the Fund’s new subadviser. The Board’s decision to approve the BlackRock Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve BlackRock as the Fund’s new subadviser, the Board considered particularly the experience and track record of BlackRock investment management personnel. The Board also noted BlackRock’s investment infrastructure as well as the risk profiles of its investment process. Specifically, the Board determined that, based upon the Manager’s report, the proposed change to BlackRock as the subadviser would likely benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that BlackRock was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that BlackRock could provide were at a level at least equal to the services that could be provided by Prudential; that the services contemplated by the BlackRock Agreement are substantially similar to those provided under the subadvisory agreement with Prudential; that the BlackRock Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that BlackRock was staffed with qualified personnel and had significant research capabilities; and that the investment performance of BlackRock was at least satisfactory.

(2) The investment performance of the Subadviser. The Board received information about the performance of BlackRock in managing a fund which is generally comparable to the Fund. The performance information, which covered the seven years ended September 30, 2007, included (a) absolute total return, (b) performance versus three-month Treasury bills, and (c) performance

16

relative to the Fund. Such performance information for the comparable fund managed by BlackRock and the Fund was gross of fees. The Board noted that the performance of the BlackRock managed fund generally equaled or exceeded that of the Fund for various periods over the seven years ended September 30, 2007. The Board also reviewed Sharpe ratio information pertaining to risk-adjusted returns, which indicated that for most periods over the last seven years, the risk-adjusted performance of the BlackRock managed fund was better than that of the Fund.

(3) The costs of services to be provided and profits to be realized by BlackRock from its relationship with the Fund. The Board compared the fee schedule in the BlackRock Agreement to the fee schedule in the then existing subadvisory agreement with Prudential. The Board noted that the fee schedule in the BlackRock Agreement requires that the Manager pay BlackRock an annual fee on average daily net assets of 0.09% of assets (on the first $500 million of assets), 0.07% (on the next $500 million of assets), and 0.06% on assets over $1 billion, compared to the fee payable to Prudential of 0.25% (on the first $100 million of assets), 0.20% (on the next $100 million of assets), and 0.15% on assets over $200 million. The Board noted that the fee schedule in the BlackRock Agreement was the result of arm’s length negotiations between the Manager and BlackRock, and that the fees payable by shareholders of the Fund would not change. Based upon its review, the Board concluded that the fees proposed to be paid to BlackRock were reasonable. The Manager also reported that the Fund’s total expense ratios (which include management fees and operating expenses) for 2006 and 2007 were lower than the average of comparable funds. Based upon the information provided, the Board determined that there was no evidence that the level of profitability attributable to BlackRock from serving as subadviser of the Fund would be excessive. The Board noted that under the BlackRock Agreement, the Manager will retain an additional approximately 0.09% of average daily net assets from the amount it receives annually under the Investment Management Agreement that previously would have been payable to Prudential under the Prudential Agreement.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the BlackRock Agreement contains “breakpoints” that reduce the fee rate on assets between $500 million and $1 billion, and further reduce the fee rate on assets above $1 billion. The Board also noted that the assets in the Fund as of September 30, 2007 were approximately $600 million. The Board considered the possibility that BlackRock may realize certain economies of scale as the Fund grows larger, which may at least be partially reflected in the “breakpoints” described above. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels different from those in the BlackRock Agreement.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory/subadvisory breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of assets in the Fund. It expects to consider whether or not to approve the renewal of the BlackRock Agreement at a meeting to be held prior to December 31, 2008, and will consider (a) the extent to which economies of scale can be realized and (b) whether the subadvisory fees should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the breakpoints in the fee schedule in the BlackRock Agreement were acceptable.

17

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

18

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPTI207 2/08

AZLSM NACM International Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis
Page l
Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM NACM International Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM NACM International Fund and Nicholas-Applegate Capital Management LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2007 to the period ended December 31, 2007?
From its inception on May 1, 2007 through the period ended December 31, 2007 the AZLSM NACM International Fund produced a – 4.39% total return. That compared to a 2.27% total return for its benchmark, the MSCI EAFE (Europe, Australasia and Far East) Index1.
The Fund’s Subadviser, Nicholas-Applegate, applies a bottom-up quantitative investment style. The Fund’s managers seek to buy stocks that score well on its proprietary stock selection model. The Fund maintains broad diversification among stocks in 21 countries, across all economic sectors.*
Market volatility related to the global credit crunch and problems at certain hedge funds adversely affected the Fund’s absolute performance, especially during the months of August and November. A mass sell-off in the fourth quarter of 2007 drove down prices for U.S. and international securities. Investors during this time moved away from small-capitalization securities and cyclical sectors such as materials and industrials in favor of large-capitalization stocks and defensive sectors such as health care, utilities, consumer staples and telecom.*
The Fund’s absolute performance suffered late in the period as a result of this sharp sector rotation, as well as from its positions in materials and industrials stocks and underweights in more defensive sectors such health care. Securities in the U.K., Germany and Sweden detracted from performance during the period, while strong stock selection in Japan, Norway, and France contributed positively to performance.*
From a sector standpoint, the Fund’s underperformance relative to its benchmark was attributable to security selection in the materials, financial and industrials sectors. The Fund’s stock selection in information technology, utility and healthcare positively affected its relative performance.*
Past performance does not guarantee future results.

*  The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.
1  The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index.

1

AZLSM NACM International Fund Review
Fund Objective
The Fund’s investment objective is to seek maximum long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S. The Fund seeks to achieve its investment objective by investing primarily in companies located in developed countries prepresented by the MSCI EAFE Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2007

	Since
	Inception
	(5/1/07)

AZLSM NACM International Fund	-4.39%

MSCI EAFE Index	2.27	%†

Expense Ratio

Gross	1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.45% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

† The since inception performance data and hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL NACM International Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL NACM International Fund	$1,000.00	$943.80	$6.81	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL NACM International Fund	$1,000.00	$1,018.20	$7.07	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL NACM International Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Airlines	2.1%
Auto Components	0.3
Automobiles	5.6
Building Products	0.6
Capital Markets	0.8
Chemicals	4.2
Commercial Banks	7.4
Commercial Services & Supplies	0.8
Communications Equipment	2.6
Computers & Peripherals	0.5
Construction & Engineering	3.7
Distributors	1.1
Diversified Financial Services	6.0
Diversified Telecommunication Services	4.8
Electric Utilities	4.4
Electrical Equipment	2.2
Electronic Equipment & Instruments	0.3
Food & Staples Retailing	1.6
Food Products	3.2
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	0.3
Household Durables	1.9
Insurance	3.3
Leisure Equipment & Products	0.3
Machinery	2.7
Marine	1.1
Metals & Mining	5.6
Multi-Utilities	1.4
Oil, Gas & Consumable Fuels	9.5
Paper & Forest Products	0.4
Pharmaceuticals	1.1
Real Estate Management & Development	1.4
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	0.2
Software	1.9
Specialty Retail	1.1
Textiles, Apparel & Luxury Goods	0.4
Tobacco	1.6
Trading Companies & Distributors	2.0
Wireless Telecommunication Services	2.8
Short-Term Investments	12.1

104.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (92.7%):
Airlines (2.1%):

284,000	Cathay Pacific Airways, Ltd.	$739,838
127,312	Qantas Airways, Ltd.	605,507
29,467	Singapore Airlines, Ltd.	352,814

		1,698,159

Auto Components (0.3%):

8,400	Tokai Rika Co., Ltd.	263,569

Automobiles (5.6%):

18,700	DaimlerChrysler AG	1,803,245
14,213	PSA Peugeot Citroen	1,068,424
2,691	Renault SA	377,545
5,225	Volkswagen AG^	1,191,058

		4,440,272

Building Products (0.6%):

8,700	DAIKIN INDUSTRIES, Ltd.	485,788

Capital Markets (0.8%):

3,371	Deutsche Boerse AG	661,628

Chemicals (4.2%):

11,100	BASF AG	1,637,867
9,478	Bayer AG	861,854
7,735	Tessenderlo Chemie NV	373,702
9,300	Yara International ASA^	427,208

		3,300,631

Commercial Banks (7.4%):

76,919	Banco Santander Central Hispano SA	1,661,607
28,142	Barclays plc	285,038
5,114	BNP Paribas	549,674
28,179	Commonwealth Bank of Australia	1,455,076
3,992	Credit Suisse Group	240,082
8,273	National Bank of Greece SA	569,846
27,100	Nordea AB	449,683
52,000	Oversea-Chinese Banking Corp., Ltd.	300,162
38,598	Royal Bank of Scotland Group plc	346,967

		5,858,135

Commercial Services & Supplies (0.8%):

19,546	Aggreko plc	204,774
21,708	De La Rue plc	419,886

		624,660

Communications Equipment (2.6%):

53,270	Nokia OYJ	2,050,925

Computers & Peripherals (0.5%):

7,900	Mitsumi Electric Co., Ltd.^	263,685
19,000	Toshiba Corp.	141,701

		405,386

Construction & Engineering (3.7%):

13,272	ACS, Actividades de Construccion y Servicios SA	781,741
23,008	AMEC plc	381,611
6,700	FLSmidth & Co.	679,084
20,559	Leighton Holdings, Ltd.^	1,095,728

		2,938,164

Distributors (1.1%):

11,570	Hellenic Bottling Co. SA	499,094
24,000	Jardine Cycle & Carriage, Ltd.	358,237

		857,331

Diversified Financial Services (6.0%):

80,826	Challenger Financial Services Group, Ltd.	351,415
73,000	DnB Nor ASA	1,107,517
30,000	Hong Kong Exchanges & Clearing, Ltd.	843,769
229,287	Old Mutual plc	760,146
85,000	Singapore Exchange, Ltd.	777,228
25,870	Standard Chartered plc	939,422

		4,779,497

Diversified Telecommunication Services (4.8%):

33,366	France Telecom SA	1,197,280
88	Nippon Telegraph and Telephone Corp.	435,567
67,067	Telefonica SA	2,167,200

		3,800,047

Electric Utilities (4.4%):

7,600	E.On AG	1,613,735
2,593	Electricite De France	307,252
78,244	Enel SpA	923,426
45,672	Iberdrola SA	691,317

		3,535,730

Electrical Equipment (2.2%):

60,008	ABB, Ltd.	1,730,529

Electronic Equipment & Instruments (0.3%):

45,000	Kingboard Chemical Holdings, Ltd.	266,444

Food & Staples Retailing (1.6%):

7,175	Kesko OYJ	393,666
133,089	WM Morrison Supermarkets plc	858,355

		1,252,021

Food Products (3.2%):

2,263	SFR Nestle SA, Class B	1,037,167
40,093	Unilever PLC	1,503,416

		2,540,583

Health Care Equipment & Supplies (0.5%):

9,000	Olympus Optical	368,792

Health Care Providers & Services (0.3%):

6,700	SUZUKEN Co., Ltd.	238,777

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Household Durables (1.9%):

19,200	Sony Corp.	$1,042,087
4,300	Yamada Denki Co., Ltd.	489,504

		1,531,591

Insurance (3.3%):

70,426	Corporacion Mapfre SA	308,081
13,935	Irish Life & Permanent plc	239,776
65,390	Standard Life plc	332,514
5,997	Zurich Financial Services AG	1,765,220

		2,645,591

Leisure Equipment & Products (0.3%):

7,000	Nikon Corp.	238,819

Machinery (2.7%):

5,300	Alfa Laval AB	294,916
25,765	Charter plc*	404,111
13,000	Glory, Ltd.	301,887
6,700	Shima Seiki MFG., Ltd.	310,351
23,000	Trelleborg AB, Class B	477,387
20,300	Volvo AB Class B	336,525

		2,125,177

Marine (1.1%):

61,000	Mitsui O.S.K. Lines, Ltd	774,982
14,500	Orient Overseas International	106,462

		881,444

Metals & Mining (5.6%):

9,236	Anglo American plc	559,683
4,329	Arcelor	332,827
29,014	BHP Billiton plc	893,601
25,293	BHP Billiton, Ltd.^	886,728
6,226	Rio Tinto plc	652,220
2,913	Rio Tinto, Ltd.^	339,996
2,230	Salzgitter AG	325,709
6,516	Xstrata plc	458,788

		4,449,552

Multi-Utilities (1.4%):

124,000	China Resources Power Holdings Co.	421,008
5,140	RWE AG	723,568

		1,144,576

Oil, Gas & Consumable Fuels (9.5%):

21,114	BG Group plc	486,069
134,188	BP plc	1,640,903
19,268	ENI SpA	701,990
53,942	Royal Dutch Shell plc	2,255,823
23,320	Royal Dutch Shell plc	982,327
45,000	Singapore Petroleum Co., Ltd.	234,736
15,432	Total SA	1,280,566

		7,582,414

Paper & Forest Products (0.4%):

78,000	Lee & Man Paper Manufacturing, Ltd.	340,981

Pharmaceuticals (1.1%):

9,400	Daiichi Sankyo Co., Ltd.	288,841
8,950	Novo Nordisk A/S, Class B	584,327

		873,168

Real Estate Management & Development (1.4%):

58,000	Hang Lung Group, Ltd.	312,495
170,000	New World Developments Co., Ltd.^	596,741
101,000	Wing Tai Holdings, Ltd.	186,498

		1,095,734

Road & Rail (1.0%):

25	East Japan Railway Co.	205,319
99,946	Stagecoach Group plc	560,282

		765,601

Semiconductors & Semiconductor Equipment (0.2%):

24,000	ASM Pacific Technology, Ltd.	175,032

Software (1.9%):

1,800	Nintendo Co., Ltd.	1,093,013
15,763	Temenos Group AG*	388,435

		1,481,448

Specialty Retail (1.1%):

23,925	Game Group plc	118,303
13,175	Hennes & Mauritz AB	796,511

		914,814

Textiles, Apparel & Luxury Goods (0.4%):

944	Swatch Group AG, B Shares	283,083

Tobacco (1.6%):

17,569	British American Tobacco PLC	691,746
7,856	Imperial Tobacco Group plc	427,673
23	Japan Tobacco Inc.	136,395

		1,255,814

Trading Companies & Distributors (2.0%):

38,000	Mitsui & Co., Ltd.	806,318
53,100	Sumitomo Corp.	756,209

		1,562,527

Wireless Telecommunication Services (2.8%):

73	KDDI Corp.	542,118
450,450	Vodafone Group plc	1,678,669

		2,220,787

Total Common Stocks (Cost $73,182,674)		73,665,221

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued

Deposit Account (7.3%):
5,824,602	NTRS London Deposit Account	$5,824,602

Total Deposit Account (Cost $5,824,602)		5,824,602

Collateral for Securities on Loan (4.8%):
3,832,227	Northern Trust Liquid Institutional Asset Portfolio	3,832,227

Total Collateral for Securities on Loan (Cost $3,832,227)		3,832,227

Total Investment Securities (Cost $82,839,503)(a) — 104.8%		83,322,050
Net other assets (liabilities) — (4.8)%		(3,828,761)

Net Assets — 100.0%		$79,493,289

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $83,196,707. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,476,221
Unrealized depreciation	(3,350,878)

Net unrealized appreciation	$125,343

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United Kingdom	22.3%
Japan	11.6%
Germany	11.1%
United States	7.3%
Spain	7.1%
Switzerland	6.9%
France	6.0%
Australia	6.0%
Hong Kong	4.8%
Finland	3.1%
Sweden	3.0%
Singapore	2.8%
Italy	2.0%
Norway	1.9%
Denmark	1.6%
Greece	1.3%
Belgium	0.5%
Luxembourg	0.4%
Ireland	0.3%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL NACM
International
Fund

Assets:
Investment securities, at cost	$82,839,503

Investment securities, at value*	$83,322,050
Interest and dividends receivable	60,655
Receivable for capital shares issued	83,598
Reclaim receivable	8,910
Prepaid expenses	1,284

Total Assets	83,476,497

Liabilities:
Foreign currency overdraft, at value (cost $12,184)	12,105
Payable for capital shares redeemed	6,774
Payable for return of collateral received	3,832,227
Manager fees payable	44,751
Administration fees payable	2,909
Distribution fees payable	16,808
Administrative and compliance services fees payable	1,439
Other accrued liabilities	66,195

Total Liabilities	3,983,208

Net Assets	$79,493,289

Net Assets Consist of:
Capital	$84,857,220
Accumulated net investment income/(loss)	21,641
Accumulated net realized gains/(losses) from investment transactions	(5,867,093)
Net unrealized appreciation/(depreciation) on investments	481,521

Net Assets	$79,493,289

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,336,968
Net Asset Value (offering and redemption price per share)	$9.54

*	Includes securities on loan of $3,705,873.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2007

AZL NACM
International
Fund(a)

Investment Income:
Interest	$33,844
Dividends	1,177,198
Income from securities lending	8,149
Foreign withholding tax	(104,860)

Total Investment Income	1,114,331

Expenses:
Manager fees	440,381
Administration fees	22,317
Distribution fees	129,523
Custodian fees	111,422
Administrative and compliance service fees	2,207
Trustees’ fees	2,382
Professional fees	8,453
Shareholder reports	5,230
Other expenses	19,654

Total expenses before reductions	741,569
Less expenses waived/reimbursed by the Manager	(28,713)

Net expenses	712,856

Net Investment Income/(Loss)	401,475

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(6,071,573)
Net realized gains/(losses) on futures transactions	(34,575)
Change in unrealized appreciation/(depreciation) on investments	481,521

Net Realized/Unrealized Gains/(Losses) on Investments	(5,624,627)

Change in Net Assets Resulting From Operations	$(5,223,152)

(a)	For the Period May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL NACM
International Fund
May 1, 2007 to
December 31,
2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$401,475
Net realized gains/(losses) on investment transactions	(6,106,148)
Change in unrealized appreciation/(depreciation) on investments	481,521

Change in net assets resulting from operations	(5,223,152)

Dividends to Shareholders:
From net investment income	(169,762)

Change in net assets resulting from dividends to shareholders	(169,762)

Capital Transactions:
Proceeds from shares issued	96,888,354
Proceeds from dividends reinvested	169,762
Value of shares redeemed	(12,171,913)

Change in net assets resulting from capital transactions	84,886,203

Change in net assets	79,493,289
Net Assets:
Beginning of period	—

End of period	$79,493,289

Accumulated net investment income/(loss)	$21,641

Share Transactions:
Shares issued	9,561,298
Dividends reinvested	17,851
Shares redeemed	(1,242,181)

Change in shares	8,336,968

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

May 1, 2007 to
December 31,
2007(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(0.49)

Total from Investment Activities	(0.44)

Dividends to Shareholders From:
Net Investment Income	(0.02)

Total Dividends	(0.02)

Net Asset Value, End of Period	$9.54

Total Return(b) (c)	(4.39)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$79,493
Net Investment Income/(Loss)(d)	0.78%
Expenses Before Reductions(d) (e)	1.43%
Expenses Net of Reductions(d)	1.38%
Portfolio Turnover Rate(c)	138.59%

(a)	Period from commencement of operations

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL NACM International Fund (the “Fund”), commenced operations on May 1, 2007. The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (”variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2007

Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL NACM International Fund	$3,832,227	$3,705,873

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Nicholas - Applegate Capital Management, LLC (“NACM”), NACM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the period ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL NACM International Fund	0.85%	1.45%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL NACM International Fund	$28,713

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2007

fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $1,392 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NACM International Fund	$186,765,431	$107,737,297

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than- not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2007

in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then), as applicable. The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

At December 31, 2007 the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires 12/31/2015
AZL NACM International Fund	$2,031,226

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $3,485,591 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL NACM International Fund	$169,762	$—	$169,762

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
			Capital and		Total
	Undistributed	Accumulated	Other	Unrealized	Accumulated
	Ordinary Income	Earnings	Losses	Appreciation(a)	Earnings (Deficit)
AZL NACM International Fund	$28,570	$28,570	$(5,516,817)	$124,316	$(5,363,931)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NACM International Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

19

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

21

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	the Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)

Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	the Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

23

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Neuberger
Berman Regency Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Neuberger Berman Regency Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Neuberger Berman Regency Fund and Neuberger Berman Management Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance for the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Neuberger Berman Regency Fund gained 3.85% compared to a -1.42% total return for its benchmark, the Russell Midcap® Value Index1.
While 2007 was volatile for U.S. stocks, most major indices advanced. The impact of subprime mortgage defaults spread to the credit markets in the second half of the year, causing a liquidity crunch and dampening enthusiasm for equities. The Federal Reserve’s actions to ease monetary concerns revived stocks in the fall. However, as the year came to a close investors’ concerns about economic weakness resulted in stock declines. Large-cap stocks finished 2007 modestly ahead of mid-caps, while small-caps declined. The Fund’s energy holdings had the most favorable impact on absolute return, followed by materials and industrials stocks.*
The Subadviser’s considerable emphasis on energy shares boosted the Fund’s performance relative to its benchmark. Likewise, strong stock selection in the materials and industrials sectors added to relative gains. The Fund sold the bulk of its homebuilding and mortgage-related stocks in the third quarter in response to portfolio managers’ assessment that the credit crunch would cause a slower recovery in housing than had been expected. This strategy paid significant dividends for relative performance in the fourth quarter, as the Fund had limited exposure to continued trauma in those areas.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. Investors cannot invest directly in an index.

1

AZLSM Neuberger Berman Regency Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in common stocks of mid-capitalization companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

		Since
	1	Inception
	Year	(5/1/06)

AZLSM Neuberger Berman Regency Fund	3.85%	3.34%

Russell Midcap® Value Index	-1.42%	5.34%†

Expense Ratio

Gross	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.30% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell Midcap® Value Index, an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†The since inception performance data and hypothetical $10,000 investment for the Russell Midcap® Value Index is calculated from 4/30/06 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Neuberger Berman Regency Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Neuberger Berman Regency Fund	$1,000.00	$947.90	$5.35	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Neuberger Berman Regency Fund	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund

Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Neuberger Berman Regency Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	4.5%
Auto Components	1.2
Automobiles	1.1
Beverages	1.8
Capital Markets	5.2
Communications Equipment	1.0
Construction & Engineering	3.3
Distributors	1.1
Electric Utilities	5.6
Electronic Equipment & Instruments	1.5
Energy Equipment & Services	5.4
Food Products	3.2
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	4.2
Household Durables	2.9
Independent Power Producers & Energy Traders	4.5
Industrial Conglomerate	1.9
Insurance	4.4
IT Services	1.7
Machinery	6.3
Marine	0.9
Media	1.3
Metals & Mining	7.9
Multiline Retail	3.1
Oil, Gas & Consumable Fuels	6.3
Personal Products	1.6
Pharmaceuticals	3.1
Real Estate Investment Trusts (REITs)	3.9
Semiconductors & Semiconductor Equipment	1.6
Software	3.4
Specialty Retail	2.0
Textiles, Apparel & Luxury Goods	0.6
Short-Term Investments	23.3

120.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.6%):
Aerospace & Defense (4.5%):

26,500	Empresa Brasileira de Aeronautica SA, ADR	$1,208,135
13,300	L-3 Communications Holdings, Inc.	1,409,002
48,000	Spirit Aerosystems Holdings, Inc.*	1,656,000

		4,273,137

Auto Components (1.2%):

22,000	Wabco Holdings, Inc.	1,101,980

Automobiles (1.1%):

23,100	Harley-Davidson, Inc.	1,079,001

Beverages (1.8%):

72,300	Constellation Brands, Inc.*	1,709,172

Capital Markets (5.2%):

17,500	Bear Stearns Cos., Inc.	1,544,375
60,500	Jefferies Group, Inc.	1,394,525
6,400	Legg Mason, Inc.	468,160
28,500	Morgan Stanley Dean Witter & Co.	1,513,635

		4,920,695

Communications Equipment (1.0%):

94,000	Arris Group, Inc.*	938,120

Construction & Engineering (3.3%):

45,000	Chicago Bridge & Iron Co., New York Registered Shares	2,719,800
6,600	Shaw Group, Inc.*	398,904

		3,118,704

Distributors (1.1%):

37,600	Eagle Bulk Shipping, Inc.	998,280

Electric Utilities (5.6%):

58,700	DPL, Inc.	1,740,455
27,400	FirstEnergy Corp.	1,982,116
29,300	PPL Corp.	1,526,237

		5,248,808

Electronic Equipment & Instruments (1.5%):

39,200	Avnet, Inc.*	1,370,824

Energy Equipment & Services (5.4%):

24,000	National-Oilwell Varco, Inc.*	1,763,040
38,700	Noble Corp.	2,186,937
16,500	Oceaneering International, Inc.*	1,111,275

		5,061,252

Food Products (3.2%):

71,200	ConAgra, Inc.	1,693,848
45,800	Smithfield Foods, Inc.*	1,324,536

		3,018,384

Health Care Equipment & Supplies (1.1%):

23,800	Covidien, Ltd.	1,054,102

Health Care Providers & Services (4.2%):

27,700	Aetna, Inc.	1,599,121
27,000	CIGNA Corp.	1,450,710
15,500	Coventry Health Care, Inc.*	918,375

		3,968,206

Household Durables (2.9%):

3,170	NVR, Inc.*	1,661,080
13,700	Whirlpool Corp.	1,118,331

		2,779,411

Independent Power Producers & Energy Traders (4.5%):

18,300	Constellation Energy Group, Inc.	1,876,299
25,200	Mirant Corp.*^	982,296
33,100	NRG Energy, Inc.*^	1,434,554

		4,293,149

Industrial Conglomerate (1.9%):

30,300	McDermott International, Inc.*	1,788,609

Insurance (4.4%):

29,600	Assurant, Inc.	1,980,240
23,200	Endurance Specialty Holdings, Ltd.	968,136
23,500	StanCorp Financial Group, Inc.	1,183,930

		4,132,306

IT Services (1.7%):

35,500	Affiliated Computer Services, Inc.*	1,601,050

Machinery (6.3%):

15,400	Eaton Corp.	1,493,030
16,500	Joy Global, Inc.	1,086,030
43,100	Sterlite Industries (India), Ltd.*^	1,123,617
34,300	Terex Corp.*	2,249,051

		5,951,728

Marine (0.9%):

31,207	Ship Finance International, Ltd.^	864,746

Media (1.3%):

28,600	McGraw-Hill Cos., Inc. (The)	1,252,966

Metals & Mining (7.9%):

12,600	Cleveland-Cliffs, Inc.^	1,270,080
30,100	Freeport-McMoRan Copper & Gold, Inc., Class A	3,083,444
36,500	Teck Cominco, Ltd., Class B	1,303,415
14,700	United States Steel Corp.	1,777,377

		7,434,316

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Multiline Retail (3.1%):

30,200	J.C. Penney Co., Inc.	$1,328,498
38,800	Macy’s, Inc.	1,003,756
27,200	Saks, Inc.*^	564,672

		2,896,926

Oil, Gas & Consumable Fuels (6.3%):

28,800	Canadian Natural Resources, Ltd.^	2,106,432
50,000	Denbury Resources, Inc.*	1,487,500
15,400	Southwestern Energy Co.*	858,088
34,805	Talisman Energy, Inc.^	644,589
16,375	XTO Energy, Inc.	841,020

		5,937,629

Personal Products (1.6%):

54,900	NBTY, Inc.*	1,504,260

Pharmaceuticals (3.1%):

48,100	Endo Pharmaceuticals Holdings, Inc.*	1,282,827
23,300	Shire plc, ADR	1,606,535

		2,889,362

Real Estate Investment Trusts (REITs) (3.9%):

56,900	Annaly Capital Management, Inc.	1,034,442
14,700	Developers Diversified Realty Corp.^	562,863
16,400	First Industrial Realty Trust, Inc.^	567,440
26,900	iStar Financial, Inc.^	700,745
18,600	Ventas, Inc.^	841,650

		3,707,140

Semiconductors & Semiconductor Equipment (1.6%):

43,700	International Rectifier Corp.*^	1,484,489

Software (3.4%):

24,500	Activision, Inc.*	727,650
38,400	Check Point Software Technologies, Ltd.*^	843,264
87,600	Take-Two Interactive Software, Inc.*^	1,616,220

		3,187,134

Specialty Retail (2.0%):

7,900	Abercrombie & Fitch Co., Class A	631,763
6,150	Aeropostale, Inc.*^	162,975
38,400	TJX Cos., Inc.	1,103,232

		1,897,970

Textiles, Apparel & Luxury Goods (0.6%):

29,200	Liz Claiborne, Inc.^	594,220

Total Common Stocks (Cost $83,585,013)		92,058,076

Deposit Account (2.6%):
2,476,072	NTRS London Deposit Account	2,476,072

Total Deposit Account (Cost $2,476,072)		2,476,072

Collateral for Securities on Loan (20.7%):
19,547,772	Northern Trust Liquid Institutional Asset Portfolio	19,547,772

Total Collateral For Securities On Loan (Cost $19,547,772)		19,547,772

Total Investment Securities (Cost $105,608,857) (a) — 120.9%		114,081,920
Net other assets (liabilities) — (20.9)%		(19,705,194)

Net Assets — 100.0%		$94,376,726

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

ADR—American Depository Receipt

(a)	Cost for federal income tax purposes is $105,666,144. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$14,688,961
Unrealized depreciation	(6,273,185)

Net unrealized appreciation	$8,415,776

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	82.8%
Canada	4.3%
Bermuda	3.1%
Netherlands	2.9%
Panama	1.9%
United Kingdom	1.7%
Brazil	1.3%
India	1.2%
Israel	0.8%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Neuberger
Berman
Regency
Fund

Assets:
Investment securities, at cost	$105,608,857

Investment securities, at value*	$114,081,920
Interest and dividends receivable	100,728
Receivable for capital shares issued	75,898
Receivable for investments sold	92,712
Prepaid expenses	1,480

Total Assets	114,352,738

Liabilities:
Payable for investments purchased	325,572
Payable for capital shares redeemed	2,440
Payable for return of collateral received	19,547,772
Manager fees payable	59,003
Administration fees payable	3,404
Distribution fees payable	19,668
Administrative and compliance services fees payable	1,661
Other accrued liabilities	16,492

Total Liabilities	19,976,012

Net Assets	$94,376,726

Net Assets Consist of:
Capital	$91,203,486
Accumulated net investment income/(loss)	441,079
Accumulated net realized gains/(losses) from investment transactions	(5,741,188)
Net unrealized appreciation/(depreciation) on investments	8,473,349

Net Assets	$94,376,726

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,960,004
Net Asset Value (offering and redemption price per share)	$10.53

*	Includes securities on loan of $20,024,980.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL
Neuberger
Berman
Regency
Fund

Investment Income:
Interest	$144,009
Dividends	1,137,796
Income from securities lending	105,515
Foreign withholding tax	(812)

Total Investment Income	1,386,508

Expenses:
Manager fees	665,007
Administration fees	39,096
Distribution fees	221,669
Custodian fees	16,983
Administrative and compliance service fees	3,370
Trustees’ fees	4,962
Professional fees	11,269
Shareholder reports	7,854
Other expenses	6,016

Total expenses before reductions	976,226
Less expenses paid indirectly	(31,024)

Net expenses	945,202

Net Investment Income/(Loss)	441,306

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	(5,182,681)

Change in unrealized appreciation/(depreciation) on investments	5,881,737

Net Realized/Unrealized Gains/(Losses) on Investments	699,056

Change in Net Assets Resulting From Operations	$1,140,362

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Neuberger
	Berman Regency Fund
	Year Ended	May 1, 2006 to
	December 31,	December 31,
	2007	2006(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$441,306	$189,466
Net realized gains/(losses) on investment transactions	(5,182,681)	(558,739)
Change in unrealized appreciation/(depreciation) on investments	5,881,737	2,591,612

Change in net assets resulting from operations	1,140,362	2,222,339

Dividends to Shareholders:
From net investment income	(6,909)	(206,385)

Change in net assets resulting from dividends to shareholders	(6,909)	(206,385)

Capital Transactions:
Proceeds from shares issued	69,168,331	71,216,940
Proceeds from dividends reinvested	6,909	206,385
Value of shares redeemed	(41,466,477)	(7,904,769)

Change in net assets resulting from capital transactions	27,708,763	63,518,556

Change in net assets	28,842,216	65,534,510
Net Assets:
Beginning of period	65,534,510	—

End of period	$94,376,726	$65,534,510

Accumulated net investment income/(loss)	$441,079	$6,914

Share Transactions:
Shares issued	6,389,364	7,284,194
Dividends reinvested	676	20,353
Shares redeemed	(3,890,126)	(844,457)

Change in shares	2,499,914	6,460,090

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2006 to
	December 31,	December 31,
	2007	2006(a)

Net Asset Value, Beginning of Period	$10.14	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.34	0.14

Total from Investment Activities	0.39	0.17

Dividends to Shareholders From:
Net Investment Income	— (b)	(0.03)

Total Dividends	— (b)	(0.03)

Net Asset Value, End of Period	$10.53	$10.14

Total Return(c) (d)	3.85%	1.72%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$94,377	$65,535
Net Investment Income/(Loss)(e)	0.50%	0.59%
Expenses Before Reductions(e) (f)	1.10%	1.14%
Expenses Net of Reductions(e)	1.07%	1.12%
Expenses Net of Reductions(e) (g)	1.10%	1.14%
Portfolio Turnover Rate(d)	62.98%	16.03%

(a)	Period from commencement of operations.

(b)	Amount less than $.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Neuberger Berman Regency Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time).

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Neuberger Berman Regency Fund	$20,534,188	$20,024,980

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2007

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented a U.S. Treasury Note at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Neuberger Berman Management Inc. (“Neuberger Berman”), Neuberger Berman provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Neuberger Berman Regency Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2007

expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $3,052 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $14,350 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Neuberger Berman Regency Fund	$83,475,694	$52,962,328

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2007

At December 31, 2007 the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2014	12/31/2015
AZL Neuberger Berman Regency Fund	$523,057	$4,112,229

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,048,615 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Neuberger Berman Regency Fund	$6,909	$—	$6,909

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Neuberger Berman Regency Fund	$206,385	$—	$206,385

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Earnings	Other Losses	Appreciation(a)	Earnings
AZL Neuberger Berman Regency Fund	$441,079	$441,079	$(5,683,901)	$8,416,062	$3,173,240

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Neuberger Berman Regency Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

20

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

21

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

22

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

24

Officers

Positions Held with
Allianz
	VIP and VIP	Term of Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM OCC
Opportunity Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM OCC Opportunity Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM OCC Opportunity Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12–month period ended December 31, 2007, the AZLSM OCC Opportunity Fund gained 8.89% compared to a 7.05% total return for its benchmark, the Russell 2000® Growth Index1.
Small-cap growth stocks posted solid returns during the period, as strong returns from materials and utilities stocks helped to offset weakness in the financial and consumer discretionary sectors. The Fund’s absolute return benefited from strong performance among its telecommunications services, energy, consumer staples and health care stocks, while financial stocks detracted from its gain.*
Stock selection in the energy sector helped the Fund outperform its benchmark, as the Fund’s energy holdings handily out-gained the aggregate return of the energy stocks in the benchmark. An overweight position in that sector also added to relative returns. The Fund’s selection among telecommunications services stocks boosted relative performance as well, largely due to a rally by shares of a high-speed Internet services provider.*
The Fund’s financial stocks weighed on its return against the benchmark. Shares of a company that provides services to the mortgage industry especially hurt relative performance. Selection among industrials stocks also dragged on relative returns, due in part to declines in the stocks of a professional services provider and a marine transportation and service company. Finally, shares of a company that provides commodity derivative brokerage services to financial institutions suffered a severe decline, and detracted from the Fund’s relative performance.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 2000® Growth Index represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM OCC Opportunity Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of less than $2 billion at the time of investment.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZLSM OCC Opportunity Fund	8.89%	8.51%	17.41%	10.98%

Russell 2000® Growth Index	7.05%	8.11%	16.50%	8.16%†

Expense Ratio

Gross	1.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2008. Additional information pertaining to the
December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Growth Index, an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 2000®Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL OCC Opportunity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL OCC Opportunity Fund	$1,000.00	$965.70	$6.04	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL OCC Opportunity Fund	$1,000.00	$1,019.06	$6.21	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL OCC Opportunity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	4.4%
Biotechnology	4.4
Capital Markets	1.5
Commercial Services & Supplies	9.8
Diversified Consumer Services	1.7
Diversified Financial Services	2.5
Diversified Telecommunication Services	2.0
Electric Utilities	2.0
Electrical Equipment	1.2
Food Products	1.3
Health Care Equipment & Supplies	3.4
Health Care Providers & Services	0.8
Health Care Technology	1.6
Hotels, Restaurants & Leisure	5.3
Internet & Catalog Retail	1.8
Internet Software & Services	6.6
IT Services	6.7
Life Sciences Tools & Services	2.9
Machinery	3.9
Marine	3.4
Metals & Mining	1.1
Oil, Gas & Consumable Fuels	9.7
Pharmaceuticals	6.5
Semiconductors & Semiconductor Equipment	3.0
Software	7.4
Textiles, Apparel & Luxury Goods	1.8
Transportation Infrastructure	2.9
Short-Term Investments	33.1

132.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (99.6%):
Aerospace & Defense (4.4%):

68,700	Aerovironment, Inc.*	$1,662,540
62,700	Ceradyne, Inc.*	2,942,511
96,250	Orbital Sciences Corp.*	2,360,050
110,100	Taser International, Inc.*^	1,584,339

		8,549,440

Biotechnology (4.4%):

263,106	Cubist Pharmaceuticals, Inc.*	5,396,304
468,232	Indevus Pharmaceuticals, Inc.*^	3,254,212

		8,650,516

Capital Markets (1.5%):

99,700	Calamos Asset Management, Inc., Class A	2,969,066

Commercial Services & Supplies (9.8%):

40,696	American Public Education*	1,700,279
61,056	Huron Consulting Group, Inc.*^	4,922,945
310,107	Innerworkings, Inc.*^	5,352,447
247,360	LECG Corp.*	3,725,242
186,670	Resources Connection, Inc.	3,389,927

		19,090,840

Diversified Consumer Services (1.7%):

25,300	Capella Education Co.*	1,656,138
21,421	New Oriental Education & Technology Group, Inc., ADR*	1,726,318

		3,382,456

Diversified Financial Services (2.5%):

26,054	FCStone Group, Inc.*	1,199,266
264,200	GLG Partners, Inc.*^	3,593,120

		4,792,386

Diversified Telecommunication Services (2.0%):

164,972	Cognet Communications Group, Inc.*^	3,911,486

Electric Utilities (2.0%):

79,264	EnerNOC, Inc.*	3,891,862

Electrical Equipment (1.2%):

123,700	Orion Energy Systems, Inc.*	2,308,242

Food Products (1.3%):

193,370	SunOpta, Inc.*^	2,581,490

Health Care Equipment & Supplies (3.4%):

145,402	Accuracy, Inc.*	2,213,019
33,900	Hologic, Inc.*	2,326,896
135,267	NxStage Medical, Inc.*^	2,052,000

		6,591,915

Health Care Providers & Services (0.8%):

25,300	Healthways, Inc.*	1,478,532

Health Care Technology (1.6%):

76,958	Phase Forward, Inc.*	1,673,837
82,105	Vital Images, Inc.*^	1,483,637

		3,157,474

Hotels, Restaurants & Leisure (5.3%):

467,371	Jamba, Inc.*^	1,729,272
56,560	Life Time Fitness, Inc.*^	2,809,901
141,298	Pinnacle Entertainment, Inc.*	3,328,981
76,600	Red Robin Gourmet Burgers*	2,450,434

		10,318,588

Internet & Catalog Retail (1.8%):

81,733	Starent Networks Corp.*	1,491,627
49,322	Vistaprint, Ltd.*^	2,113,448

		3,605,075

Internet Software & Services (6.6%):

224,800	Ariba, Inc.*	2,506,520
86,700	China Finance Online Co. ADR*^	1,898,730
80,600	Longtop Financial Technologies Ltd. ADR*^	1,908,608
71,000	Omniture, Inc.*	2,363,590
151,041	SAVVIS, Inc.*^	4,215,554

		12,893,002

IT Services (6.7%):

140,580	Global Sources, Ltd.*	3,967,173
168,338	RightNow Technologies, Inc.*	2,668,158
404,100	Sapient Corp.*	3,560,121
47,500	SRA International, Inc., Class A*	1,398,875
38,900	Syntel, Inc.	1,498,428

		13,092,755

Life Sciences Tools & Services (2.9%):

47,264	Illumina, Inc.*	2,800,865
32,070	Ventana Medical Systems, Inc.*	2,797,466

		5,598,331

Machinery (3.9%):

70,600	Chart Industries, Inc.*	2,181,540
308,600	Force Protection, Inc.*^	1,444,248
49,600	Titan International, Inc.^	1,550,496
146,668	Turbochef Technologies, Inc.*^	2,420,022

		7,596,306

Marine (3.4%):

220,900	American Commercial Lines*^	3,587,416
32,336	Excel Maritime Carriers Ltd.^	1,299,584
141,233	Navios Maritime Holdings, Inc.	1,730,104

		6,617,104

Metals & Mining (1.1%):

32,400	RTI International Metals, Inc.*	2,233,332

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Oil, Gas & Consumable Fuels (9.7%):

201,345	Delta Petroleum Corp.*^	$3,795,353
306,300	Petrohawk Energy Corp.*	5,302,053
229,387	PetroQuest Energy, Inc.*	3,280,234
111,004	Quicksilver Resources, Inc.*^	6,614,729

		18,992,369

Pharmaceuticals (6.5%):

32,800	AMAG Pharmaceuticals, Inc.*^	1,972,264
364,333	Cardiome Pharma Corp.*	3,249,850
662,436	Durect Corp.*^	4,259,464
267,212	Halozyme Therapeutics, Inc.*^	1,899,877
158,741	Salix Pharmaceuticals, Inc.*^	1,250,879

		12,632,334

Semiconductors & Semiconductor Equipment (3.0%):

175,560	Microsemi Corp.*^	3,886,898
61,800	Netlogic Microsystems, Inc.*^	1,989,960

		5,876,858

Software (7.4%):

80,800	Ansoft Corp.*	2,088,680
147,349	Commvault Systems, Inc.*	3,120,852
41,200	Concur Technologies, Inc.*	1,491,852
56,000	SPSS, Inc.*	2,010,960
65,960	Ultimate Software Group, Inc.*	2,075,761
420,925	Wind River Systems, Inc.*	3,758,860

		14,546,965

Textiles, Apparel & Luxury Goods (1.8%):

79,850	Under Armor, Inc.*^	3,487,050

Transportation Infrastructure (2.9%):

145,878	Aegean Marine Petroleum Network, Inc.	5,600,256

Total Common Stocks (Cost $183,837,253)		194,446,030

Deposit Account (0.6%):
1,208,863	NTRS London Deposit Account	1,208,863

Total Deposit Account (Cost $1,208,863)		1,208,863

Collateral for Securities on Loan (32.5%):
63,501,767	Allianz Dresdner Daily Asset Fund#	63,501,767

Total Collateral for Securities on Loan (Cost $63,501,767)		63,501,767

Total Investment Securities (Cost $248,547,883)(a) — 132.7%		259,156,660
Net other assets (liabilities) — (32.7)%		(63,826,440)

Net Assets — 100.0%		$195,330,220

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2007.

#	Investment in affiliate.

ADR—American Depository Receipt

(a)	Cost for federal income tax purposes is $250,782,687. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$21,556,204
Unrealized depreciation	(13,182,231)

Net unrealized appreciation	$8,373,973

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	87.4%
Bermuda	3.1%
Canada	3.0%
Greece	2.9%
China	2.0%
Cayman Islands	0.9%
Liberia	0.7%

100%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL OCC
Opportunity
Fund

Assets:
Investment securities, at cost	$248,547,883

Investment securities, at value*^	$259,156,660
Interest and dividends receivable	9,023
Receivable for capital shares issued	350,006
Receivable for investments sold	2,333,472
Prepaid expenses	3,137

Total Assets	261,852,298

Liabilities:
Payable for investments purchased	2,796,041
Payable for capital shares redeemed	2,254
Payable for return of collateral received	63,501,767
Manager fees payable	141,642
Administration fees payable	7,211
Distribution fees payable	41,659
Administrative and compliance services fees payable	3,484
Other accrued liabilities	28,020

Total Liabilities	66,522,078

Net Assets	$195,330,220

Net Assets Consist of:
Capital	$172,330,406
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	12,391,037
Net unrealized appreciation/(depreciation) on investments	10,608,777

Net Assets	$195,330,220

Shares of beneficial interest (unlimited number of shares authorized, no par value)	13,045,760
Net Asset Value (offering and redemption price per share)	$14.97

*	Includes securities on loan of $61,555,973.
^	Includes investment in affiliate of $63,501,767.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL OCC
Opportunity
Fund

Investment Income:
Interest	$91,024
Dividends	409,187
Income from securities lending	637,669

Total Investment Income	1,137,880

Expenses:
Manager fees	1,543,736
Administration fees	79,994
Distribution fees	454,038
Custodian fees	32,092
Administrative and compliance service fees	6,795
Trustees’ fees	12,960
Professional fees	25,484
Shareholder reports	41,000
Other expenses	8,337

Total expenses before reductions	2,204,436
Less expenses paid indirectly	(214,408)

Net expenses	1,990,028

Net Investment Income/(Loss)	(852,148)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	15,314,958
Change in unrealized appreciation/(depreciation) on investments	(2,280,903)

Net Realized/Unrealized Gains/ (Losses) on Investments	13,034,055

Change in Net Assets Resulting From Operations	$12,181,907

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL OCC
	Opportunity Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$(852,148)	$(1,406,242)
Net realized gains/(losses) on investment transactions	15,314,958	23,874,383
Change in unrealized appreciation/(depreciation) on investments	(2,280,903)	(8,300,352)

Change in net assets resulting from operations	12,181,907	14,167,789

Dividends to Shareholders:
From net realized gains on investments	(24,083,079)	(4,937,165)

Change in net assets resulting from dividends to shareholders	(24,083,079)	(4,937,165)

Capital Transactions:
Proceeds from shares issued	72,932,635	43,487,327
Proceeds from dividends reinvested	24,083,079	4,937,165
Value of shares redeemed	(48,471,775)	(31,527,491)

Change in net assets resulting from capital transactions	48,543,939	16,897,001

Change in net assets	36,642,767	26,127,625
Net Assets:
Beginning of period	158,687,453	132,559,828

End of period	$195,330,220	$158,687,453

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	4,386,993	2,725,296
Dividends reinvested	1,603,401	348,423
Shares redeemed	(2,963,744)	(2,076,330)

Change in shares	3,026,650	997,389

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$15.84	$14.69	$13.98	$13.01	$8.09

Investment Activities:
Net Investment Income/(Loss)	(0.07)	(0.14)	(0.14)	(0.11)	(0.07)
Net Realized and Unrealized Gains/(Losses) on Investments	1.49	1.80	0.85	1.11	5.09

Total from Investment Activities	1.42	1.66	0.71	1.00	5.02

Dividends to Shareholders From:
Net Realized Gains	(2.29)	(0.51)	—	(0.03)	(0.10)

Total Dividends	(2.29)	(0.51)	—	(0.03)	(0.10)

Net Asset Value, End of Period	$14.97	$15.84	$14.69	$13.98	$13.01

Total Return(a)	8.89%	11.68%	5.08%	7.76%	62.03%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$195,330	$158,687	$132,560	$122,817	$64,589
Net Investment Income/(Loss)	(0.47)%	(0.92)%	(1.06)%	(1.02)%	(1.11)%
Expenses Before Reductions(b)	1.21%	1.22%	1.35%	1.32%	1.39%
Expenses Net of Reductions	1.10%	1.20%	1.35%	1.32%	1.25%
Expenses Net of Reductions(c)	1.21%	1.22%	N/A	N/A	N/A
Portfolio Turnover Rate	183.55%	269.47%	193.67%	189.43%	174.59%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL OCC Opportunity Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2007

differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL OCC Opportunity Fund	$63,501,767	$61,555,973

The Fund received cash collateral for securities loaned. The cash was invested in an Allianz Dresdner Daily Asset Fund at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Oppenheimer Capital LLC (“OCC”), OCC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL OCC Opportunity Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2007

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the year ended December 31, 2007, the Agent received $164,442 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $6,323 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL OCC Opportunity Fund	$352,131,443	$326,510,091

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,977,926 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Opportunity Fund	$9,048,814	$15,034,265	$24,083,079

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Opportunity Fund	$—	$4,937,165	$4,937,165

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings
AZL OCC Opportunity Fund	$10,886,473	$5,717,294	$16,603,767	$(1,977,926)	$8,373,973	$22,999,814

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Opportunity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 0.69% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $15,034,265.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

19

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

21

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from	39	Connecticut Water Service, Inc.
			September 1999 to March 2000; Investment Consultant from 1997 to September 1999.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

23

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRP1207 2/08

AZLSM OCC Value Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM OCC Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM OCC Value Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM OCC Value Fund returned -5.77% compared to a -0.17% total return for its benchmark, the Russell 1000® Value Index1.
Value stocks struggled during 2007, weighed down by weakness in the financial and consumer discretionary sectors. The Fund posted a negative absolute return in that environment dragged down by its holdings in the financial, consumer discretionary and telecommunications services sectors.*
Stock selection had the largest negative impact on returns relative to the benchmark index. The Fund’s holdings in the financials sector trailed their peers in the index, as shares of a mortgage lender and a bond insurer posted large declines due to the fallout from rising defaults on subprime mortgages. Selection in the consumer discretionary sector reduced the Fund’s relative return as well. The effects of the housing slump on homebuilding stocks in the Fund’s portfolio particularly weighed on returns in this sector. Selection in health care and telecommunications services also detracted from relative performance, but to a lesser degree.*
An overweight position in the industrials sector added to returns relative to the benchmark, as did stock selection among industrials shares. Stocks of a manufacturer of motion control products and an aerospace-related firm particularly boosted the Fund’s performance. Likewise, an overweight allocation to energy stocks helped the Fund’s relative performance, as energy shares benefited from rising oil prices.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000 ® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM OCC Value Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)
AZLSM OCC Value Fund	-5.77%	5.13%	14.48%	8.14%
Russell 1000® Value Index	-0.17%	9.32%	14.63%	9.80%†

Expense Ratio
Gross	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL OCC Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL OCC Value Fund	$1,000.00	$902.20	$5.61	1.17%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL OCC Value Fund	$1,000.00	$1,019.31	$5.96	1.17%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL OCC Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	4.7%
Automobiles	0.2
Biotechnology	2.2
Capital Markets	6.6
Commercial Banks	4.3
Commercial Services & Supplies	2.2
Communications Equipment	0.4
Consumer Finance	1.9
Diversified Financial Services	7.7
Electric Utilities	4.8
Food & Staples Retailing	4.2
Food Products	4.7
Health Care Providers & Services	5.4
Hotels, Restaurants & Leisure	3.5
Household Durables	4.1
Industrial Conglomerates	4.8
Insurance	4.8
Leisure Equipment & Products	0.4
Life Sciences Tools & Services	0.3
Metals & Mining	0.5
Multi-Utilities	0.6
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	15.1
Pharmaceuticals	1.0
Real Estate Investment Trusts (REITs)	2.7
Semiconductors & Semiconductor Equipment	0.8
Software	1.1
Specialty Retail	0.9
Thrifts & Mortgage Finance	4.9
Wireless Telecommunication Services	0.9
Short-Term Investments	19.3

116.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (96.8%):
Aerospace & Defense (4.7%):

147,200	Boeing Co. (The)	$12,874,112
134,400	Raytheon Co.	8,158,080

		21,032,192

Automobiles (0.2%):

159,400	Ford Motor Co.*^	1,072,762

Biotechnology (2.2%):

89,200	ImClone Systems, Inc.*	3,835,600
143,800	Regeneron Pharmaceuticals, Inc.*^	3,472,770
115,900	Theravance, Inc.*^	2,260,050

		9,568,420

Capital Markets (6.6%):

352,400	Lehman Brothers Holdings, Inc.	23,061,056
119,200	Morgan Stanley Dean Witter & Co.	6,330,712

		29,391,768

Commercial Banks (4.3%):

310,300	Bank of New York Mellon Corp.	15,130,228
226,000	National City Corp.^	3,719,960

		18,850,188

Commercial Services & Supplies (2.2%):

70,000	Brady Corp., Class A^	2,456,300
203,000	ChoicePoint, Inc.*^	7,393,260

		9,849,560

Communications Equipment (0.4%):

51,300	Juniper Networks, Inc.*	1,703,160

Consumer Finance (1.9%):

178,900	Capital One Financial Corp.^	8,454,814

Diversified Financial Services (7.7%):

209,500	Bank of America Corp.	8,643,970
248,100	CIT Group, Inc.	5,961,843
273,000	Citigroup, Inc.	8,037,120
267,800	J.P. Morgan Chase & Co.	11,689,470

		34,332,403

Electric Utilities (4.8%):

89,900	Duke Energy Corp.	1,813,283
502,600	Southern Co.	19,475,750

		21,289,033

Food & Staples Retailing (4.2%):

133,600	Supervalu, Inc.	5,012,672
212,521	SYSCO Corp.	6,632,780
145,800	Wal-Mart Stores, Inc.	6,929,874

		18,575,326

Food Products (4.7%):

52,600	Smithfield Foods, Inc.*^	1,521,192
514,500	Unilever, PLC, ADR	19,252,590

		20,773,782

Health Care Providers & Services (5.4%):

80,000	Aetna, Inc.	4,618,400
220,300	Wellpoint, Inc.*	19,326,919

		23,945,319

Hotels, Restaurants & Leisure (3.5%):

403,600	YUM! Brands, Inc.	15,445,772

Household Durables (4.1%):

661,300	D. R. Horton, Inc.^	8,709,321
524,600	Lennar Corp.^	9,385,094

		18,094,415

Industrial Conglomerates (4.8%):

98,300	3M Co.^	8,288,656
345,300	General Electric Co.	12,800,271

		21,088,927

Insurance (4.8%):

89,700	Allstate Corp. (The)	4,685,031
86,000	AMBAC Financial Group, Inc.^	2,216,220
26,600	American International Group, Inc.	1,550,780
74,300	Hartford Financial Services Group, Inc.	6,478,217
331,870	MBIA, Inc.^	6,182,738

		21,112,986

Leisure Equipment & Products (0.4%):

106,100	Brunswick Corp.^	1,809,005

Life Sciences Tools & Services (0.3%):

231,600	Nektar Therapeutic*^	1,554,036

Metals & Mining (0.5%):

22,100	Cleveland-Cliffs, Inc.^	2,227,680

Multi-Utilities (0.6%):

59,200	Dominion Resources, Inc.	2,809,040

Multiline Retail (1.1%):

258,400	Family Dollar Stores, Inc.	4,969,032

Oil, Gas & Consumable Fuels (15.1%):

213,200	BP PLC, ADR	15,599,844
189,000	ChevronTexaco Corp.^	17,639,370
271,900	ConocoPhillips	24,008,770
98,100	Hess Corp.	9,894,366

		67,142,350

Pharmaceuticals (1.0%):

161,400	Sepracor, Inc.*	4,236,750

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Real Estate Investment Trusts (REITs) (2.7%):

372,097	Annaly Capital Management, Inc.^	$6,764,724
293,200	CapitalSource, Inc.^	5,157,388

		11,922,112

Semiconductors & Semiconductor Equipment (0.8%):

120,800	Fairchild Semiconductor International, Inc.*	1,743,144
38,600	KLA-Tencor Corp.^	1,858,976

		3,602,120

Software (1.1%):

132,000	Microsoft Corp.	4,699,200

Specialty Retail (0.9%):

163,200	PetSmart, Inc.^	3,840,096

Thrifts & Mortgage Finance (4.9%):

887,700	Countrywide Credit Industries, Inc.^	7,936,038
145,500	Fannie Mae	5,817,090
167,100	Freddie Mac	5,693,097
159,600	PMI Group, Inc.^	2,119,488

		21,565,713

Wireless Telecommunication Services (0.9%):

292,700	Sprint Corp.	3,843,151

Total Common Stocks (Cost $468,451,886)		428,801,112

Deposit Account (3.3%):
14,756,992	NTRS London Deposit Account	14,756,992

Total Deposit Account (Cost $14,756,992)		14,756,992

Collateral for Securities on Loan (16.0%):
71,073,519	Northern Trust Liquid Institutional Asset Portfolio	71,073,519

Total Collateral for Securities on Loan (Cost $71,073,519)		71,073,519

Total Investment Securities (Cost $554,282,397)(a) — 116.1%		514,631,623
Net other assets (liabilities) — (16.1)%		(71,411,147)

Net Assets — 100.0%		$443,220,476

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $555,014,976. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$32,671,009
Unrealized depreciation	(73,054,362)

Net unrealized appreciation	$(40,383,353)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	92.1%
United Kingdom	7.9%

Total	100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL OCC
Value Fund

Assets:
Investment securities, at cost	$554,282,397

Investment securities, at value*	$514,631,623
Interest and dividends receivable	564,829
Prepaid expenses	7,968

Total Assets	515,204,420

Liabilities:
Payable for capital shares redeemed	229,962
Payable for return of collateral received	71,073,519
Manager fees payable	243,541
Administration fees payable	16,391
Distribution fees payable	94,693
Administrative and compliance services fees payable	9,010
Other accrued liabilities	316,828

Total Liabilities	71,983,944

Net Assets	$443,220,476

Net Assets Consist of:
Capital	$440,574,470
Accumulated net investment income/(loss)	3,879,043
Accumulated net realized gains/(losses) from investment transactions	38,417,737
Net unrealized appreciation/(depreciation) on investments	(39,650,774)

Net Assets	$443,220,476

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,462,758
Net Asset Value (offering and redemption price per share)	$12.50

*	Includes securities on loan of $69,095,718.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL OCC
Value Fund

Investment Income:
Interest	$161,245
Dividends	6,995,807
Income from securities lending	64,613

Total Investment Income	7,221,665

Expenses:
Manager fees	2,266,438
Administration fees	141,412
Distribution fees	755,479
Custodian fees	46,343
Administrative and compliance service fees	13,762
Trustees’ fees	17,310
Professional fees	78,882
Shareholder reports	87,916
Other expenses	110,847

Total expenses before reductions	3,518,389

Less expenses waived/reimbursed by the Manager	(72,193)
Less expenses paid indirectly	(135,596)

Net expenses	3,310,600

Net Investment Income/(Loss)	3,911,065

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	38,566,594
Change in unrealized appreciation/(depreciation) on investments	(81,773,625)

Net Realized/Unrealized Gains/(Losses) on Investments	(43,207,031)

Change in Net Assets Resulting From Operations	$(39,295,966)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL OCC
	Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,911,065	$2,793,129
Net realized gains/(losses) on investment transactions	38,566,594	15,808,462
Change in unrealized appreciation/(depreciation) on investments	(81,773,625)	21,037,603

Change in net assets resulting from operations	(39,295,966)	39,639,194

Dividends to Shareholders:
From net investment income	(2,776,787)	(1,757,855)
From net realized gains on investments	(15,832,462)	(14,404,339)

Change in net assets resulting from dividends to shareholders	(18,609,249)	(16,162,194)

Capital Transactions:
Proceeds from shares issued	22,840,024	28,372,834
Proceeds from shares issued in merger	323,442,726	—
Proceeds from dividends reinvested	18,609,249	16,162,194
Value of shares redeemed	(110,341,331)	(45,131,695)

Change in net assets resulting from capital transactions	254,550,668	(596,667)

Change in net assets	196,645,453	22,880,333
Net Assets:
Beginning of period	246,575,023	223,694,690

End of period	$443,220,476	$246,575,023

Accumulated net investment income/(loss)	$3,879,043	$2,776,790

Share Transactions:
Shares issued	1,627,612	2,058,051
Shares issued in merger	23,506,012	—
Dividends reinvested	1,413,003	1,216,116
Shares redeemed	(7,947,318)	(3,350,875)

Change in shares	18,599,309	(76,708)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$14.62	$13.20	$13.60	$11.77	$8.15

Investment Activities:
Net Investment Income/(Loss)	0.14	0.19	0.10	0.06	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(0.92)	2.36	0.23	1.87	3.62

Total from Investment Activities	(0.78)	2.55	0.33	1.93	3.68

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.12)	(0.03)	(0.02)	(0.06)
Net Realized Gains	(1.14)	(1.01)	(0.70)	(0.08)	—

Total Dividends	(1.34)	(1.13)	(0.73)	(0.10)	(0.06)

Net Asset Value, End of Period	$12.50	$14.62	$13.20	$13.60	$11.77

Total Return(a)	(5.77)%	20.11%	2.67%	16.52%	45.21%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$443,220	$246,575	$223,695	$229,389	$84,964
Net Investment Income/(Loss)	1.30%	1.29%	0.76%	0.56%	0.73%
Expenses Before Reductions(b)	1.17%	1.15%	1.20%	1.19%	1.27%
Expenses Net of Reductions	1.10%	1.12%	1.15%	1.18%	1.10%
Expenses Net of Reductions(c)	1.14%	1.15%	1.20%	N/A	N/A
Portfolio Turnover Rate	93.94%	85.04%	122.68%	38.88%	80.85%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL OCC Value Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL OCC Value Fund	$71,073,519	$69,095,718

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2007

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Oppenheimer Capital LLC (“OCC”), OCC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL OCC Value Fund	0.75%	1.20%

*	Effective September 21, 2007 the Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $250 million on assets, 0.70% on the next $250 million, and 0.65% on assets above $500 million through April 30, 2009. For the period January 1, 2007 through September 21, 2007 the management fee was 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL OCC Value Fund	$39,857

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule:

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2007

0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $36,820 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL OCC Value Fund	$271,934,793	$344,676,513

5. Acquisitions and Mergers:

On September 21, 2007, net assets of the AZL OCC Renaissance Fund managed by the Manager were exchanged in a tax-free conversion for shares of the Fund. All fees and expenses incurred by the AZL OCC Renaissance Fund and the Fund directly in connection with the consummation of the transaction were borne by the respective Funds. The following is summary of shares

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2007

issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

Shares	Net Assets	Net Assets	Net Asset	Unrealized
Issued	before Conversion	Converted	Value	Appreciation
23,506,012	$209,409,287	$323,442,726	$13.76	$7,170,371

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,227,965 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Value Fund	$9,031,909	$9,577,340	$18,609,249

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Value Fund	$2,541,058	$13,621,136	$16,162,194

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	Depreciation(a)	Earnings
AZL OCC Value Fund	$21,189,637	$23,067,687	$44,257,324	$(1,227,965)	$(40,383,353)	$2,646,006

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2007

Special Meeting of Shareholders (Unaudited):

On September 19, 2007, there was a special meeting of the shareholders of the AZL OCC Renaissance Fund. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by AZL Funds providing for the transfer of all the assets and liabilities of the AZL OCC Renaissance Fund in exchange of shares of the AZL OCC Value Fund. The number of AZL OCC Renaissance Fund shares voted is as follows:

			% of	% of	% of
Votes			outstanding	outstanding	outstanding
For	Against	Abstain	For	Against	Abstain
21,508,576	790,738	1,634,276	89.868%	3.304%	6.828%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 54.25% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $9,577,340.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

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The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

21

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

22

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

24

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Oppenheimer
Global Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Oppenheimer Global Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Oppenheimer Global Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Oppenheimer Global Fund gained 5.76% compared to a 9.04% return for its benchmark, the MSCI World Index1.
This Fund’s managers employ a bottom-up stock selection process in order to identify shares that offer attractive long-term growth opportunities at reasonable prices. They look to buy stocks on an investment horizon of three- to five- years, and do not make bets on particular countries or sectors.
Choppy global markets and the U.S. credit crunch contributed to a difficult year for stocks. That environment was unfavorable for the Fund’s long-term strategy, and the Fund’s returns trailed those of its benchmark.
The Fund’s relative underweight in financials, especially U.S.-based companies, boosted returns relative to its benchmark index. While its substantial technology holdings in aggregate hurt relative performance, certain individual technology stocks boosted returns against the benchmark. They included shares of a Japanese video gaming firm, a German conglomerate and an American information technology company*
Other Fund holdings weighed on returns relative to its benchmark. In particular, shares of Japanese companies performed poorly due to the lack of growth in the Japanese economy. Shares of the Fund’s largest holding, a Swedish wireless equipment maker, fell considerably as order shortfalls negatively affected the stock price. An American semiconductor firm also declined sharply due to missteps and delays. The Fund’s managers remained confident in the long-term opportunities presented by those stocks, however, and maintained the Fund’s positions in them.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index.

1

AZLSM Oppenheimer Global Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $ 10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

			Since
	1	3	Inception
	Year	Year	(5/3/04)
AZLSM Oppenheimer Global Fund	5.76%	11.47%	13.77%
MSCI World Index	9.04%	12.75%	14.36%†

Expense Ratio
Gross	1.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% and is limiting operating expenses to 1.39% through April 30, 2008. If this voluntary fee reduction were reflected in the table the Net Annual Fund Operating Expenses would be 1.24%. The Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI World Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Oppenheimer Global Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Oppenheimer Global Fund	$1,000.00	$978.20	$5.93	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Oppenheimer Global Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Oppenheimer Global Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	4.4%
Air Freight & Logistics	0.8
Automobiles	2.7
Beverages	2.5
Biotechnology	2.1
Building Products	1.1
Capital Markets	1.2
Chemicals	0.3
Commercial Banks	5.7
Commercial Services & Supplies	0.8
Communications Equipment	7.0
Consumer Finance	0.7
Diversified Financial Services	1.0
Electric Utilities	1.0
Electrical Equipment	1.7
Electronic Equipment & Instruments	2.8
Energy Equipment & Services	2.4
Food & Staples Retailing	2.3
Food Products	1.0
Health Care Equipment & Supplies	0.6
Hotels, Restaurants & Leisure	2.9
Household Durables	3.0
Household Products	2.2
Industrial Conglomerates	4.2
Insurance	3.8
Internet Software & Services	1.6
IT Services	1.2
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.0
Machinery	0.3
Media	4.4
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	5.7
Software	7.8
Specialty Retail	3.7
Textiles, Apparel & Luxury Goods	3.1
Wireless Telecommunication Services	4.5
Short-Term Investments	9.4

107.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (98.2%):
Aerospace & Defense (4.4%):

11,940	Boeing Co. (The)	$1,044,272
48,700	Empresa Brasileira de Aeronautica SA, ADR	2,220,233
71,760	European Aeronautic Defence and Space Co.^	2,277,863
13,610	Lockheed Martin Corp.	1,432,589
15,020	Northrop Grumman Corp.	1,181,173
24,900	Raytheon Co.	1,511,430

		9,667,560

Air Freight & Logistics (0.8%):

28,200	TNT NV	1,173,356
7,500	United Parcel Service, Inc., Class B	530,400

		1,703,756

Automobiles (2.7%):

36,565	Bayerische Motoren Werke AG (BMW)^	2,277,959
11,532	Bayerische Motoren Werke Pfd (BMW)	607,374
849	Porsche AG	1,704,816
26,300	Toyota Motor Corp.	1,415,791

		6,005,940

Beverages (2.5%):

22,990	Companhia de Bebidas das Americas, ADR, Preferred Shares	1,632,980
54,264	Diageo plc	1,161,432
430,700	Fomento Economico Mexicano, SAB de CV	1,648,280
198,290	Grupo Modelo, SA de CV, Series C	944,749

		5,387,441

Biotechnology (2.1%):

16,800	Acadia Pharmaceuticals, Inc.*^	185,976
11,130	Genentech, Inc.*	746,489
48,000	Gilead Sciences, Inc.*	2,208,480
15,800	InterMune, Inc.*^	210,614
5,100	Pharmion Corp.*^	320,586
10,200	Regeneron Pharmaceuticals, Inc.*^	246,330
23,300	Seattle Genetics, Inc.*^	265,620
24,000	Theravance, Inc.*^	468,000

		4,652,095

Building Products (1.1%):

118,300	Assa Abloy AB, Class B	2,354,229

Capital Markets (1.2%):

33,680	Northern Trust Corp.	2,579,214

Chemicals (0.3%):

8,600	Praxair, Inc.	762,906

Commercial Banks (5.7%):

7,420	BNP Paribas	797,532
52,982	Credit Suisse Group	3,186,374
121,590	HSBC Holdings plc	2,033,285
13,600	ICICI Bank, Ltd., ADR^	836,400
278,157	Royal Bank of Scotland Group plc	2,500,425
13,084	Societe Generale	1,869,710
174	Sumitomo Mitsui Financial Group, Inc.	1,294,929

		12,518,655

Commercial Services & Supplies (0.8%):

69,728	Experian Group, Ltd.	554,110
24,000	Secom Co, Ltd.	1,314,102

		1,868,212

Communications Equipment (7.0%):

36,800	Cisco Systems, Inc.*	996,176
107,170	Corning, Inc.	2,571,008
118,570	Juniper Networks, Inc.*	3,936,524
58,680	Tandberg ASA	1,209,580
2,676,250	Telefonaktiebolaget LM Ericsson, Class B	6,258,696
125,500	Wire and Wireless India, Ltd.*	312,956

		15,284,940

Consumer Finance (0.7%):

40,300	Credit Saison Co., Ltd.	1,099,799
89	Sony Financial Holdings, Inc.*	338,308

		1,438,107

Diversified Financial Services (1.0%):

26,470	3I Group plc	526,015
75,199	Investor AB, B Shares	1,692,679

		2,218,694

Electric Utilities (1.0%):

48,300	Fortum OYJ	2,161,951

Electrical Equipment (1.7%):

49,800	Emerson Electric Co.	2,821,668
84,000	Mitsubishi Electric Corp.	867,656

		3,689,324

Electronic Equipment & Instruments (2.8%):

49,200	HOYA Corp.	1,570,434
4,830	Keyence Corp.	1,183,416
11,900	KYOCERA Corp.	1,041,365
29,800	Murata Manufacturing Co., Ltd.	1,733,327
8,300	Nidec Corp.	616,252

		6,144,794

Energy Equipment & Services (2.4%):

29,600	Technip SA	2,340,838
20,372	Transocean, Inc.*	2,916,302

		5,257,140

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Food & Staples Retailing (2.3%):

24,885	Seven & I Holdings, Ltd.	$723,764
232,033	Tesco PLC	2,190,803
43,300	Wal-Mart Stores, Inc.	2,058,049

		4,972,616

Food Products (1.0%):

182,321	Cadbury Schweppes PLC	2,272,490

Health Care Equipment & Supplies (0.6%):

5,800	Hospira, Inc.*^	247,312
96,125	Smith & Nephew PLC	1,105,038

		1,352,350

Hotels, Restaurants & Leisure (2.9%):

11,300	Aristocrat Leisure, Ltd.^	111,129
59,900	Carnival Corp.	2,664,951
33,050	International Game Technology^	1,451,887
32,200	McDonald’s Corp.	1,896,902
16,400	Shuffle Master, Inc.*^	196,636

		6,321,505

Household Durables (3.0%):

65,800	Koninklijke Philips Electronics NV	2,851,342
68,900	Sony Corp.	3,739,573

		6,590,915

Household Products (2.2%):

25,900	Colgate-Palmolive Co.	2,019,164
50,243	Reckitt Benckiser Group PLC	2,902,200

		4,921,364

Industrial Conglomerates (4.2%):

26,900	3M Co.	2,268,208
234,600	Hindustan Unilever, Ltd.	1,271,762
35,864	Siemens AG	5,606,942

		9,146,912

Insurance (3.8%):

23,220	ACE, Ltd.	1,434,532
27,600	AFLAC, Inc.	1,728,588
36,600	American International Group, Inc.	2,133,780
143,580	Prudential plc	2,018,017
19,000	XL Capital, Ltd., Class A	955,890

		8,270,807

Internet Software & Services (1.6%):

106,400	eBay, Inc.*	3,531,416

IT Services (1.2%):

57,200	Automatic Data Processing, Inc.	2,547,116

Leisure Equipment & Products (0.2%):

29,500	Sega Sammy Holdings, Inc.^	368,329

Life Sciences Tools & Services (0.0%):

15,690	Nektar Therapeutic*^	105,280

Machinery (0.3%):

6,200	Fanuc, Ltd.	604,932

Media (4.4%):

137,870	Dish TV India, Ltd.*	356,531
89,300	Grupo Televisa SA, ADR^	2,122,661
63,310	Pearson PLC	919,925
541,600	Sirius Satellite Radio, Inc.*^	1,641,048
69,500	Walt Disney Co. (The)	2,243,460
80,330	WPP Group PLC	1,028,341
166,900	Zee Telefilms, Ltd.	1,381,918

		9,693,884

Oil, Gas & Consumable Fuels (3.7%):

25,470	BP PLC, ADR	1,863,640
20,620	ChevronTexaco Corp.	1,924,465
64,720	Husky Energy, Inc.	2,924,764
16,580	Total SA	1,375,829

		8,088,698

Pharmaceuticals (3.8%):

1,242	Basilea Pharmaceutica AG*	240,487
38,100	Chugai Pharmaceutical Company, Ltd.^	544,353
8,500	Johnson & Johnson Co.	566,950
12,332	NicOx SA*^	196,323
15,518	Roche Holding AG	2,673,587
26,415	Sanofi-Aventis, ADR	2,414,100
100,000	Shionogi & Co., Ltd.	1,763,586

		8,399,386

Semiconductors & Semiconductor Equipment (5.7%):

138,050	Advanced Micro Devices, Inc.*^	1,035,375
69,200	Altera Corp.	1,336,944
48,800	Cree, Inc.*^	1,340,536
28,600	Linear Technology Corp.^	910,338
63,800	Maxim Integrated Products, Inc.	1,689,424
163,960	MediaTek, Inc.	2,110,476
1,923	Samsung Electronics Co., Ltd.	1,130,687
666,781	Taiwan Semiconductor Manufacturing Co., Ltd.	1,268,465
54,773	Taiwan Semiconductor Manufacturing Co., Ltd. ADR^	545,539
46,300	Xilinx, Inc.	1,012,581

		12,380,365

Software (7.8%):

63,600	Adobe Systems, Inc.*	2,717,628
59,986	Infosys Technologies, Ltd.	2,678,991
79,500	Intuit, Inc.*	2,512,995
116,900	Microsoft Corp.	4,161,640

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Software, continued

2,200	Nintendo Co., Ltd.	$1,335,904
52,651	SAP AG^	2,726,922
32,200	SQUARE ENIX Co., Ltd.^	987,011

		17,121,091

Specialty Retail (3.7%):

66,040	Hennes & Mauritz AB	3,992,528
35,000	Industria de Diseno Textil SA	2,127,854
45,000	Tiffany & Co.	2,071,350

		8,191,732

Textiles, Apparel & Luxury Goods (3.1%):

77,000	Bulgari SPA	1,071,221
77,624	Burberry Group PLC	873,759
17,100	Coach, Inc.*	522,918
27,420	LVMH Moet Hennessy Louis Vuitton SA	3,295,288
13,800	Tod’s SPA^	962,181

		6,725,367

Wireless Telecommunication Services (4.5%):

316	KDDI Corp.	2,346,700
71,060	SK Telecom Co., Ltd., ADR^	2,120,431
1,419,356	Vodafone Group PLC	5,289,442

		9,756,573

Total Common Stocks (Cost $173,267,183)		215,058,086

Deposit Account (1.5%):
3,286,892	NTRS London Deposit Account	3,286,892

Total Deposit Account (Cost $3,286,892)		3,286,892

Collateral for Securities on Loan (7.9%):
17,309,131	Northern Trust Liquid Institutional Asset Portfolio	17,309,131

Total Collateral for Securities on Loan (Cost $17,309,131)		17,309,131

Total Investment Securities (Cost $193,863,206)(a) — 107.6%		235,654,109
Net other assets (liabilities) — (7.6)%		(16,673,115)

Net Assets — 100.0%		$218,980,994

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $195,521,985. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$50,580,345
Unrealized depreciation	(10,448,221)

Net unrealized appreciation	$40,132,124

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	33.4%
United Kingdom	12.2%
Japan	11.4%
Sweden	6.6%
Germany	5.9%
France	5.6%
India	3.1%
Netherlands	2.9%
Switzerland	2.8%
Cayman Islands	2.4%
Mexico	2.2%
Taiwan	1.8%
Brazil	1.8%
Korea	1.5%
Canada	1.3%
Panama	1.2%
Finland	1.0%
Spain	1.0%
Italy	0.9%
Norway	0.6%
Jersey	0.3%
Australia	0.1%

100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Oppenheimer
Global Fund

Assets:
Investment securities, at cost	$193,863,206

Investment securities, at value*	$235,654,109
Foreign currency, at value (cost $395,309)	399,296
Interest and dividends receivable	222,276
Receivable for capital shares issued	184,211
Reclaim receivable	90,521
Prepaid expenses	3,610

Total Assets	236,554,023

Liabilities:
Payable for return of collateral received	17,309,131
Manager fees payable	149,639
Administration fees payable	8,094
Distribution fees payable	46,762
Administrative and compliance services fees payable	4,068
Other accrued liabilities	55,335

Total Liabilities	17,573,029

Net Assets	$218,980,994

Net Assets Consist of:
Capital	$167,213,783
Accumulated net investment income/(loss)	1,247,023
Accumulated net realized gains/(losses) from investment transactions	8,719,859
Net unrealized appreciation/(depreciation) on investments	41,800,329

Net Assets	$218,980,994

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,550,987
Net Asset Value (offering and redemption price per share)	$15.05

*	Includes securities on loan of $16,970,892.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL
Oppenheimer
Global Fund

Investment Income:
Interest	$112,611
Dividends	4,086,353
Income from securities lending	108,870
Foreign withholding tax	(233,873)

Total Investment Income	4,073,961

Expenses:
Manager fees	2,048,862
Administration fees	100,728
Distribution fees	569,128
Custodian fees	123,899
Administrative and compliance service fees	8,413
Trustees’ fees	13,094
Professional fees	29,365
Shareholder reports	34,175
Other expenses	32,049

Total expenses before reductions	2,959,713
Less expenses waived/reimbursed by the Manager	(227,650)

Net expenses	2,732,063

Net Investment Income/(Loss)	1,341,898

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	9,769,074
Change in unrealized appreciation/(depreciation) on investments	827,447

Net Realized/ Unrealized Gains/(Losses) on Investments	10,596,521

Change in Net Assets Resulting From Operations	$11,938,419

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer Global Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,341,898	$1,199,211
Net realized gains/(losses) on investment transactions	9,769,074	6,016,967
Change in unrealized appreciation/(depreciation) on investments	827,447	19,537,398

Change in net assets resulting from operations	11,938,419	26,753,576

Dividends to Shareholders:
From net investment income	(1,117,647)	(109,339)
From net realized gains on investments	(7,202,185)	(4,035,096)

Change in net assets resulting from dividends to shareholders	(8,319,832)	(4,144,435)

Capital Transactions:
Proceeds from shares issued	33,272,324	65,569,561
Proceeds from dividends reinvested	8,319,832	4,144,435
Value of shares redeemed	(44,840,112)	(25,297,881)

Change in net assets resulting from capital transactions	(3,247,956)	44,416,115

Change in net assets	370,631	67,025,256
Net Assets:
Beginning of period	218,610,363	151,585,107

End of period	$218,980,994	$218,610,363

Accumulated net investment income/(loss)	$1,247,023	$1,094,922

Share Transactions:
Shares issued	2,160,904	4,753,870
Dividends reinvested	552,813	308,137
Shares redeemed	(2,945,303)	(1,927,733)

Change in shares	(231,586)	3,134,274

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 3, 2004 to
	Year Ended December 31,			December 31,
	2007	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$14.79	$13.01	$11.58	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.08	0.03	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	0.75	2.01	1.43	1.59

Total from Investment Activities	0.85	2.09	1.46	1.58

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.01)	—	—
Net Realized Gains	(0.51)	(0.30)	(0.03)	—

Total Dividends	(0.59)	(0.31)	(0.03)	—

Net Asset Value, End of Period	$15.05	$14.79	$13.01	$11.58

Total Return(b) (c)	5.76%	16.29%	12.62%	15.80%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$218,981	$218,610	$151,585	$78,636
Net Investment Income/(Loss)(d)	0.59%	0.65%	0.21%	(0.21)%
Expenses Before Reductions(d) (e)	1.30%	1.34%	1.45%	1.51%
Expenses Net of Reductions(d)	1.20%	1.27%	1.45%	1.45%
Portfolio Turnover Rate(c)	22.87%	29.86%	27.47%	9.61%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Oppenheimer Global Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2007

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Oppenheimer Global Fund	$17,688,190	$16,970,892

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2007

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented U.S. Treasury Inflation Notes and a U.S. Treasury Bond at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“OFI”), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Oppenheimer Global Fund	0.90%	1.39%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% through April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2007

supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $8,291 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $1,036 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer Global Fund	$51,167,512	$60,360,031

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then), as applicable. The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Global Fund	$2,134,953	$6,184,879	$8,319,832

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Global Fund	$1,053,877	$3,090,558	$4,144,435

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Oppenheimer Global Fund	$1,391,047	$10,234,614	$11,625,661	$40,141,550	$51,767,211

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Global Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 98.92% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $6,184,879.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

23

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/ Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/ Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

     Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Oppenheimer
International Growth Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Oppenheimer International Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Oppenheimer International Growth Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Oppenheimer International Growth Fund gained 12.29% compared to a 11.17% total return for its benchmark, the MSCI EAFE Index1.
This Fund’s Subadviser invests in international growth stocks by focusing the global themes of mass affluence, new technology, restructuring and the aging population. The Fund manager takes a bottom-up approach to stock selection. He evaluates investment opportunities individually, and seeks shares of firms that appear positioned to generate long-term growth. In particular, the manager looks to own reasonably valued stocks that may benefit from favorable global fundamentals.*
Good performance by foreign stocks helped the Fund post a strong absolute return. Being fully invested—as the Fund regularly is—was beneficial in a favorable environment for international investing. Furthermore, the Fund benefited from a weaker U.S. dollar, which boosted returns for U.S. investors in foreign securities.*
Shares of a South Korean shipbuilder especially contributed to the Fund’s gain, as the company benefited from high shipping rates, strong global trade and significant demand for new ships. An Australian infrastructure construction and mining stock that benefited from a favorable business environment and market leadership also added to returns. Two other metals and mining stocks, one based in Brazil and one in England, contributed to the Fund’s gains as well, as did shares of a Japanese video-gaming company.*
A number of factors contributed to the Fund’s strong relative showing. After a long cycle of superior performance by value stocks, conditions shifted to favor shares of growth-oriented companies during the reporting period. Successful stock selection helped results, as did an underweighting in the financial sector, which suffered in response to the U.S. subprime mortgage crisis.*
The Fund’s relative returns would have benefited from greater direct exposure to the materials sector and to China’s strong-performing stock market. Those factors reduced the Fund’s outperformance relative to the benchmark during 2007.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index.

AZLSM Oppenheimer International Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZLSM Oppenheimer International Growth Fund	12.29%	18.25%	20.42%	13.96%

MSCI EAFE Index	11.17%	16.83%	21.59%	14.30%

Expense Ratio

Gross	1.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.45% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Oppenheimer International Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Oppenheimer International Growth Fund	$1,000.00	$1,009.10	$6.08	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Oppenheimer International Growth Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Oppenheimer International Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	1.0%
Auto Components	1.4
Automobiles	2.9
Beverages	1.8
Biotechnology	0.7
Capital Markets	2.2
Chemicals	1.7
Commercial Banks	4.7
Commercial Services & Supplies	2.8
Communications Equipment	3.1
Computers & Peripherals	0.9
Construction & Engineering	2.4
Diversified Consumer Services	0.3
Diversified Financial Services	1.4
Electric Utilities	0.4
Electrical Equipment	4.4
Electronic Equipment & Instruments	3.5
Energy Equipment & Services	1.9
Food & Staples Retailing	0.7
Food Products	1.8
Health Care Equipment & Supplies	7.8
Hotels, Restaurants & Leisure	0.9
Household Durables	2.6
Industrial Conglomerates	1.4
Insurance	2.1
Internet Software & Services	2.0
IT Services	1.2
Machinery	3.5
Marine	0.4
Media	3.2
Metals & Mining	3.9
Multiline Retail	1.1
Office Electronics	0.6
Oil, Gas & Consumable Fuels	2.5
Personal Products	0.7
Pharmaceuticals	4.9
Real Estate Management & Development	1.9
Semiconductors & Semiconductor Equipment	0.4
Software	3.4
Specialty Retail	2.4
Textiles, Apparel & Luxury Goods	2.7
Trading Companies & Distributors	1.1
Wireless Telecommunication Services	1.1
Short-Term Investments	16.8

108.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (91.8%):
Aerospace & Defense (1.0%):

229,000	Empresa Brasileira de Aeronautica SA	$2,604,734

Auto Components (1.4%):

29,207	Continental AG	3,776,491

Automobiles (2.9%):

30,397	Bayerische Motoren Werke AG (BMW)	1,893,699
696,700	Ducati Motor Holding SPA*	1,423,584
34,374	Honda Motor Co.	1,136,605
782	Porsche AG	1,570,278
33,100	Toyota Motor Corp.	1,781,851

		7,806,017

Beverages (1.8%):

201,500	C&C Group plc	1,204,017
67,184	Foster’s Group, Ltd.	385,442
17,450	Heineken NV	1,123,751
9,038	Pernod-Ricard SA	2,081,379

		4,794,589

Biotechnology (0.7%):

56,300	CSL, Ltd.	1,788,768

Capital Markets (2.2%):

504,270	Collins Stewart plc	1,726,972
28,920	ICAP plc	416,203
35,300	Mediobanca SPA	724,222
333,720	Tullet Prebon plc	3,090,155

		5,957,552

Chemicals (1.7%):

139,450	Filtrona plc	558,117
158,038	Nufarm, Ltd.^	1,962,311
640	Sika AG-BEARER	1,203,309
2,750	Syngenta AG	697,899

		4,421,636

Commercial Banks (4.7%):

215,291	Anglo Irish Bank Corp. plc	3,430,694
14,713	Credit Suisse Group	884,850
48,000	ICICI Bank, Ltd., ADR^	2,952,000
56,022	Mitsubishi Tokyo Financial Group, Inc.	521,513
202,416	Royal Bank of Scotland Group plc	1,819,569
10,539	Societe Generale	1,506,028
104,059	UniCredito Italiano SPA	865,938
55,900	UniCredito Italiano SPA	459,378

		12,439,970

Commercial Services & Supplies (2.8%):

229,180	BTG plc*	419,892
328,680	Capita Group plc	4,595,574
92,276	Experian Group, Ltd.	733,293
45,900	Prosegur Compania de Seguridad SA^	1,630,479

		7,379,238

Communications Equipment (3.1%):

33,700	Nokia OYJ	1,297,469
174,500	Tandberg ASA	3,596,996
1,484,000	Telefonaktiebolaget LM Ericsson, Class B	3,470,492

		8,364,957

Computers & Peripherals (0.9%):

66,167	Logitech International SA*	2,402,928

Construction & Engineering (2.4%):

38,925	Koninklijke Boskalis Westminster NV, CVA	2,364,405
64,023	Leighton Holdings, Ltd.^	3,412,219
9,600	Vinci SA	705,120

		6,481,744

Diversified Consumer Services (0.3%):

59,190	Dignity plc	853,877

Diversified Financial Services (1.4%):

57,217	3I Group plc	1,137,023
27,100	Housing Development Finance, Ltd.	1,960,949
197,270	Paragon Group plc	520,235

		3,618,207

Electric Utilities (0.4%):

21,700	Fortum OYJ	971,311

Electrical Equipment (4.4%):

220,437	ABB, Ltd.	6,357,031
18,910	Alstom SA	4,018,069
62,100	Ushio, Inc.	1,363,154

		11,738,254

Electronic Equipment & Instruments (3.5%):

74,700	HOYA Corp.	2,384,379
9,320	Keyence Corp.	2,283,527
42,200	Nidec Corp.	3,133,232
40,500	Nippon Electric Glass Co., Ltd.	657,885
33,500	Omron Corp.	793,033

		9,252,056

Energy Equipment & Services (1.9%):

241,740	Ceres Power Holdings plc*	1,491,683
43,770	Technip SA	3,461,435

		4,953,118

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Food & Staples Retailing (0.7%):

106,353	WM Morrison Supermarkets plc	$685,921
40,490	Woolworths, Ltd.^	1,201,513

		1,887,434

Food Products (1.8%):

3,966	Barry Callebaut AG, Registered Shares*	3,005,660
63,594	Cadbury Schweppes plc	792,650
2,255	SFR Nestle SA, Class B	1,033,500

		4,831,810

Health Care Equipment & Supplies (7.8%):

957,913	Art Advanced Research Technologies, Inc.*	145,624
18,630	Essilor International SA	1,185,523
4,972	Nobel Biocare Holding AG	1,315,571
149,800	Ortivus AB, Class B*	119,915
22,306	Phonak Holding AG	2,495,702
110,920	Smith & Nephew plc	1,275,119
196,400	Sonic Healthcare, Ltd.	2,871,710
4,683	Straumann Holding AG, Registered Shares	1,286,288
25,837	Synthes, Inc.	3,194,296
29,000	Terumo Corp.	1,527,980
60,500	William Demant Holding A S*^	5,549,430

		20,967,158

Hotels, Restaurants & Leisure (0.9%):

33,200	Carnival Corp.	1,477,068
0	Crown, Ltd.*^	5
80,054	William Hill plc	830,179

		2,307,252

Household Durables (2.6%):

30,364	Daito Trust Construction Co., Ltd.	1,684,966
22,600	Koninklijke Philips Electronics NV	979,337
11,552	SEB SA	2,088,586
42,200	Sony Corp.	2,290,420

		7,043,309

Industrial Conglomerates (1.4%):

2,686	Phoenix Mecano AG	1,255,148
15,898	Siemens AG	2,485,477

		3,740,625

Insurance (2.1%):

114,513	AMP, Ltd.^	996,207
66,274	Prudential plc	931,481
78,900	QBE Insurance Group, Ltd.	2,298,420
27,286	UBS AG, Registered Shares	1,267,426

		5,493,534

Internet Software & Services (2.0%):

37,216	United Internet AG, Registered Shares	892,178
10,229	Yahoo! Japan Corp.	4,565,545

		5,457,723

IT Services (1.2%):

146,278	Autonomy Corp. plc*	2,553,307
40,798	Compugroup Holding AG*	753,078

		3,306,385

Machinery (3.5%):

167,481	Aalberts Industries NV	3,300,764
29,299	Demag Cranes AG*^	1,222,530
7,039	Hyundai Heavy Industries Co., Ltd.	3,276,973
37,113	Takeuchi Manufacturing Co., Ltd.	1,480,464

		9,280,731

Marine (0.4%):

32,200	Tsakos Energy Navigation, Ltd.	1,192,366

Media (3.2%):

75,451	British Sky Broadcasting Group plc	924,815
56,100	Grupo Televisa SA, ADR	1,333,497
269,600	Mediaset SPA	2,710,450
0	Publishing & Broadcasting, Ltd.	0
17,770	Societe Television Francaise 1	473,247
34,540	Vivendi Universal SA	1,573,737
170,100	Zee Telefilms, Ltd.	1,408,414

		8,424,160

Metals & Mining (3.9%):

161,000	Companhia Vale do Rio Doce, ADR, Preferred Shares	4,504,780
93,800	Impala Platinum Holdings, Ltd.	3,238,826
26,702	Rio Tinto plc	2,797,232

		10,540,838

Multiline Retail (1.1%):

58,640	Next plc	1,880,704
6,450	Pinault Printemps Redoute	1,031,113

		2,911,817

Office Electronics (0.6%):

37,050	Canon, Inc.^	1,693,054

Oil, Gas & Consumable Fuels (2.5%):

119,340	BG Group plc	2,747,347
20,500	BP PLC, ADR^	1,499,985
29,370	Total SA	2,437,159

		6,684,491

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Personal Products (0.7%):

13,990	L’Oreal SA	$1,996,873

Pharmaceuticals (4.9%):

11,500	Astella Pharma, Inc.	501,779
14,742	GlaxoSmithKline plc	374,069
9,900	H. Lundbeck A/S^	265,911
93,000	Marshall Edwards, Inc.*(a)	268,770
238,700	Marshall Edwards, Inc., Private Equity*	574,294
43,266	NeuroSearch A/S*	2,757,066
188,934	NicOx SA*^	3,007,795
709,669	Novogen, Ltd.*^	774,267
7,818	Roche Holding AG	1,346,959
14,896	Sanofi-Aventis, ADR	1,361,364
5,334	Santhera Pharmaceuticals*	399,606
37,000	Shionogi & Co., Ltd.	652,527
16,100	Takeda Chemical Industries, Ltd.	941,289

		13,225,696

Real Estate Management & Development (1.9%):

54,514	DIC Asset AG	1,686,947
72,400	Solidere, GDR	1,667,372
75,000	Sumitomo Realty & Development Co., Ltd.^	1,844,973

		5,199,292

Semiconductors & Semiconductor Equipment (0.4%):

41,100	ASM International NV^	984,345

Software (3.4%):

42,068	Infosys Technologies, Ltd.	1,878,768
7,400	Nintendo Co., Ltd.	4,493,496
179,180	Sage Group plc	815,918
27,230	SAP AG	1,410,307
20,200	SQUARE ENIX Co., Ltd.	619,181

		9,217,670

Specialty Retail (2.4%):

253,670	Carphone Warehouse Group plc	1,730,209
40,200	Hennes & Mauritz AB	2,430,340
37,900	Industria de Diseno Textil SA	2,304,162

		6,464,711

Textiles, Apparel & Luxury Goods (2.7%):

98,660	Burberry Group plc	1,110,547
20,255	Compagnie Financiere Richemont AG	1,382,190
57,100	Luxottica Group SPA^	1,806,487
11,460	LVMH Moet Hennessy Louis Vuitton SA	1,377,243
5,348	Swatch Group AG, B Shares	1,603,736

		7,280,203

Trading Companies & Distributors (1.1%):

162,392	Bunzl plc	2,276,477
44,710	Wolseley plc	655,489

		2,931,966

Wireless Telecommunication Services (1.1%):

168	KDDI Corp.	1,247,613
437,920	Vodafone Group plc	1,631,974

		2,879,587

Total Common Stocks (Cost $188,402,550)		245,548,477

Deposit Account (7.8%):
20,901,032	NTRS London Deposit Account	20,901,032

Total Deposit Account (Cost $20,901,032)		20,901,032

Collateral for Securities on Loan (9.0%):
24,063,770	Allianz Dresdner Daily Asset Fund#	24,063,770

Total Collateral for Securities on Loan (Cost $24,063,770)		24,063,770

Warrants (0.0%):
Pharmaceuticals (0.0%):

48,545	Marshall Edwards, Inc., Private Equity	47,320
10,000	Marshall Edwards, Inc., Private Equity	62,695

Total Warrants (Cost $—)		110,015

Total Investment Securities (Cost $233,367,352)(b) — 108.6%		290,623,294
Net other assets (liabilities) — (8.6)%		(23,086,545)

Net Assets — 100.0%		$267,536,749

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security
^	All or a portion of security is loaned as of December 31, 2007.
#	Investment in affiliate.
ADR—American Depository Receipt
GDR—Global Depository Receipt
PLC—Public Liability Co.

(a)	Rule 144 A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(b)	Cost for federal income tax purposes is $235,159,982. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$67,568,092
Unrealized depreciation	(12,104,780)

Net unrealized appreciation	$55,463,312

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United Kingdom	15.7%
Japan	14.0%
Switzerland	11.6%
France	10.6%
United States	8.2%
Germany	5.9%
Australia	5.9%
Netherlands	3.3%
Denmark	3.2%
India	3.1%
Italy	3.0%
Brazil	2.7%
Sweden	2.3%
Ireland	1.7%
Spain	1.5%
Norway	1.4%
Korea	1.2%
South Africa	1.2%
Finland	0.9%
Lebanon	0.6%
Panama	0.6%
Mexico	0.5%
Bermuda	0.5%
Jersey	0.3%
Canada	0.1%

100%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Oppenheimer
International
Growth Fund

Assets:
Investment securities, at cost	$233,367,352

Investment securities, at value*^	$290,623,294
Foreign currency, at value (cost $400,785)	416,177
Interest and dividends receivable	187,338
Receivable for capital shares issued	525,290
Receivable for investments sold	105,803
Reclaim receivable	73,483
Prepaid expenses	4,119

Total Assets	291,935,504

Liabilities:
Payable for return of collateral received	24,063,770
Manager fees payable	163,350
Administration fees payable	9,781
Distribution fees payable	56,507
Administrative and compliance services fees payable	4,651
Other accrued liabilities	100,696

Total Liabilities	24,398,755

Net Assets	$267,536,749

Net Assets Consist of:
Capital	$194,870,651
Accumulated net investment income/(loss)	1,537,850
Accumulated net realized gains/(losses) from investment transactions	13,853,068
Net unrealized appreciation/(depreciation) on investments	57,275,180

Net Assets	$267,536,749

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,963,696
Net Asset Value (offering and redemption price per share)	$20.64

*	Includes securities on loan of $22,902,734.

^	Includes investment in affiliate of $24,063,770.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL
Oppenheimer
International
Growth Fund

Investment Income:
Interest	$167,877
Dividends	4,591,246
Income from securities lending	148,855
Foreign withholding tax	(170,993)

Total Investment Income	4,736,985

Expenses:
Manager fees	1,801,978
Administration fees	109,084
Distribution fees	616,791
Custodian fees	270,006
Administrative and compliance service fees	9,185
Trustees’ fees	14,039
Professional fees	33,228
Shareholder reports	32,762
Other expenses	38,939

Total expenses	2,926,012

Net Investment Income/(Loss)	1,810,973

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	14,328,082
Net realized gains/(losses) on futures transactions	(52,440)
Change in unrealized appreciation/(depreciation) on investments	10,200,080

Net Realized/ Unrealized Gains/(Losses) on Investments	24,475,722

Change in Net Assets Resulting From Operations	$26,286,695

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer
	International Growth Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,810,973	$1,562,926
Net realized gains/(losses) on investment transactions	14,275,642	3,375,610
Change in unrealized appreciation/(depreciation) on investments	10,200,080	32,841,725

Change in net assets resulting from operations	26,286,695	37,780,261

Dividends to Shareholders:
From net investment income	(1,382,617)	—
From net realized gains on investments	(3,967,675)	(251,379)

Change in net assets resulting from dividends to shareholders	(5,350,292)	(251,379)

Capital Transactions:
Proceeds from shares issued	118,581,184	119,228,819
Proceeds from dividends reinvested	5,350,292	251,379
Value of shares redeemed	(86,661,240)	(44,925,877)

Change in net assets resulting from capital transactions	37,270,236	74,554,321

Change in net assets	58,206,639	112,083,203
Net Assets:
Beginning of period	209,330,110	97,246,907

End of period	$267,536,749	$209,330,110

Accumulated net investment income/(loss)	$1,537,850	$1,379,005

Share Transactions:
Shares issued	5,809,156	7,309,014
Dividends reinvested	266,051	15,565
Shares redeemed	(4,247,474)	(2,851,282)

Change in shares	1,827,733	4,473,297

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$18.80	$14.60	$13.20	$11.57	$8.75

Investment Activities:
Net Investment Income/(Loss)	0.14	0.14	0.02	0.04	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	2.16	4.09	1.83	1.63	2.81

Total from Investment Activities	2.30	4.23	1.85	1.67	2.93

Dividends to Shareholders From:
Net Investment Income	(0.12)	—	—	(0.04)	(0.10)
Net Realized Gains	(0.34)	(0.03)	(0.45)	—	(0.01)

Total Dividends	(0.46)	(0.03)	(0.45)	(0.04)	(0.11)

Net Asset Value, End of Period	$20.64	$18.80	$14.60	$13.20	$11.57

Total Return(a)	12.29%	28.98%	14.18%	14.48%	33.77%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$267,537	$209,330	$97,247	$38,049	$14,660
Net Investment Income/(Loss)	0.73%	1.09%	0.19%	0.21%	1.05%
Expenses Before Reductions(b)	1.19%	1.40%	1.51%	1.77%	1.91%
Expenses Net of Reductions	1.19%	1.40%	1.45%	1.40%	1.25%
Portfolio Turnover Rate	32.64%	19.45%	19.24%	95.05%	9.22%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Oppenheimer International Growth Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Oppenheimer International Growth Fund	$24,063,770	$22,902,734

The Fund received cash collateral for securities loaned. The cash was invested in an Allianz Dresdner Daily Asset Fund at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“OFI”), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

The fees payable to the Manager are based on a tiered structure for various net asset levels as follows: the first $50 million at 0.875%, the next $150 million at 0.715%, the next $300 million at 0.625%, and over $500 million at 0.60%. The annual expense limit of the Fund is 1.45%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the year ended December 31, 2007, the Agent received $38,874 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $8,771 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $2,890 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer International Growth Fund	$94,791,812	$77,156,497

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $34,682 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer International Growth Fund	$1,382,617	$3,967,675	$5,350,292

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer International Growth Fund	$—	$251,379	$251,379

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
		Undistributed		Capital and		Total
	Undistributed	Long Term	Accumulated	Other	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Losses	Appreciation(a)	Earnings
AZL Oppenheimer International Growth Fund	$1,888,246	$15,329,984	$17,218,230	$(34,682)	$55,482,550	$72,666,098

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer International Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $3,986,714.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

23

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/ Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/ Length
Name, Address, and Age	FOF Trust	of Time Served	Principal Occupation(s) During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Oppenheimer
Main Street Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Adviser and Sub Investment Adviser Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Oppenheimer Main Street Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Oppenheimer Main Street Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Oppenheimer Main Street Fund gained 3.80% compared to a 5.49% total rturn for its benchmark, the S&P 500 Index1.
The Fund’s Subadviser uses quantitative models to invest this Fund’s assets in stocks that appear poised for superior performance, and avoids large bets on any particular security.
The Fund’s relative performance was attributable primarily to lagging results in the fourth quarter of the year, when investors turned away from the smaller, more volatile stocks that historically have fared relatively well toward year-end. The Fund’s bottom-up security selection strategies worked well over the first three quarters of 2007, but proved less effective during the fourth quarter. In particular, the Fund’s emphasis during the fourth quarter on smaller, more speculative stocks, which historically have outperformed late in the year, weighed on relative results.*
The Fund’s relative returns for all of 2007 benefited from heavy exposure to “mega-cap” and large-cap companies compared to its benchmark, the S&P 500 Index. It also achieved positive results for the year as a whole from its relatively light holdings of small- and mid-cap stocks. The Fund ended 2007 broadly diversified, a strategy that helped cushion the effects of heightened market volatility.*
The Fund achieved particularly strong returns from the consumer staples sector, which is considered a relatively defensive part of the market. The Fund participated fully in information technology stocks’ advance over much of the reporting period. However, an overweight position in the sector detracted from relative performance in the fourth quarter, when information technology stocks gave back a portion of their previous gains. Nonetheless, the Fund received relatively good results from large, well established technology companies with strong cash flows and a robust presence in international markets. An overweight position in the financials sector also represented one of the greater detractors from the Fund’s performance relative to the benchmark during the fourth quarter.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

AZLSM Oppenheimer Main Street Fund Review
Fund Objective
The Fund’s investment objective is a high total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies of different capitalization ranges, currently focusing on large-capitalization issuers.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

			Since
	1	3	Inception
	Year	Year	(5/3/04)

AZLSM Oppenheimer Main Street Fund	3.80%	7.84%	8.80%

S&P 500 Index	5.49%	8.62%	10.02%†

Expense Ratio

Gross	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an inestor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% and is limiting operating expenses to 1.20% through April 30, 2008. If this voluntary fee reduction were reflected the Net Annual Operating Expenses would be 1.17% for Class 2 shares. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the S&P 500 Index, an unmanaged index which is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the S&P 500 Index is calculated from 4/30/04 which is the closest available date for the Index performance.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Oppenheimer Main Street Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs or investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Oppenheimer Main Street Fund	$1,000.00	$972.80	$5.97	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Oppenheimer Main Street Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Oppenheimer Main Street Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	3.1%
Airlines	0.1
Auto Components	0.1
Beverages	0.9
Biotechnology	1.1
Building Products	0.0
Capital Markets	5.8
Chemicals	1.3
Commercial Banks	3.0
Commercial Services & Supplies	0.1
Communications Equipment	5.1
Computers & Peripherals	8.7
Construction & Engineering	0.0
Consumer Finance	0.3
Containers & Packaging	0.1
Diversified Consumer Services	0.2
Diversified Financial Services	7.7
Diversified Telecommunication Services	3.2
Electric Utilities	0.1
Electrical Equipment	0.1
Electronic Equipment & Instruments	0.6
Energy Equipment & Services	1.6
Food & Staples Retailing	0.5
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	4.5
Hotels, Restaurants & Leisure	0.1
Household Durables	0.2
Household Products	1.3
Industrial Conglomerates	4.1
Insurance	5.9
Internet & Catalog Retail	0.6
Internet Software & Services	2.1
IT Services	1.6
Life Sciences Tools & Services	0.0
Machinery	1.3
Media	4.9
Metals & Mining	1.3
Multiline Retail	0.9
Office Electronics	0.3
Oil, Gas & Consumable Fuels	9.1
Paper & Forest Products	0.1
Pharmaceuticals	3.8
Real Estate Investment Trusts (REITs)	0.1
Semiconductors & Semiconductor Equipment	3.7
Software	5.9
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	0.1
Thrifts & Mortgage Finance	0.8
Tobacco	0.9
Wireless Telecommunication Services	0.3
Short-Term Investments	3.6

103.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (99.4%):
Aerospace & Defense (3.1%):

10,600	Boeing Co. (The)	$927,076
8,900	Honeywell International, Inc.	547,973
5,700	L-3 Communications Holdings, Inc.	603,858
1,800	Lockheed Martin Corp.	189,468
8,400	Northrop Grumman Corp.	660,576
13,500	Raytheon Co.	819,450
7,500	United Technologies Corp.	574,050

		4,322,451

Airlines (0.1%):

3,300	AMR Corp.*^	46,299
2,000	Continental Airlines, Inc., Class B*^	44,500
1,100	Northwest Airlines Corp.*^	15,961
900	UAL Corp.*^	32,094

		138,854

Auto Components (0.1%):

1,500	Goodyear Tire & Rubber Co.*^	42,330
2,100	Johnson Controls, Inc.	75,684
1,400	Lear Corp.*^	38,724

		156,738

Beverages (0.9%):

12,900	Coca-Cola Co.	791,673
7,000	PepsiCo, Inc.	531,300

		1,322,973

Biotechnology (1.1%):

13,000	Amgen Corp.*	603,720
11,000	Biogen, Inc.*	626,120
5,000	Genentech, Inc.*	335,350

		1,565,190

Building Products (0.0%):

1,200	USG Corp.*^	42,948
Capital Markets (5.8%):

5,400	Ameriprise Financial, Inc.	297,594
4,600	Charles Schwab Corp.	117,530
13,600	Goldman Sachs Group, Inc.	2,924,680
2,000	Janus Capital Group, Inc.	65,700
6,800	Lehman Brothers Holdings, Inc.	444,992
30,800	Merrill Lynch & Co.	1,653,344
48,300	Morgan Stanley Dean Witter & Co.	2,565,213

		8,069,053

Chemicals (1.3%):

1,000	Celanese Corp., Class A, Series A^	42,320
4,700	Monsanto Co.	524,943
8,400	Mosaic Co., Inc. (The)*	792,456
1,100	Scotts Co., Class A^	41,162
1,100	Terra Industries, Inc.*^	52,536
8,400	The Dow Chemical Co.	331,128

		1,784,545

Commercial Banks (3.0%):

20,700	U.S. Bancorp	657,018
57,281	Wachovia Corp.	2,178,396
43,600	Wells Fargo Co.	1,316,284

		4,151,698

Commercial Services & Supplies (0.1%):

1,200	ChoicePoint, Inc.*^	43,704
600	Corporate Executive Board Co.^	36,060
1,000	Hewitt Associates, Inc., Class A*^	38,290
1,400	Robert Half International, Inc.	37,856
1,200	SAIC, Inc.*^	24,144

		180,054

Communications Equipment (5.1%):

106,100	Cisco Systems, Inc.*	2,872,127
1,100	Commscope, Inc.*^	54,131
2,700	Foundry Networks, Inc.*^	47,304
23,100	Juniper Networks, Inc.*	766,920
49,000	Motorola, Inc.	785,960
66,200	QUALCOMM, Inc.	2,604,970
3,600	Tellabs, Inc.*	23,544

		7,154,956

Computers & Peripherals (8.7%):

11,300	Apple Computer, Inc.*	2,238,304
65,300	Dell Computer Corp.*	1,600,503
46,500	EMC Corp.*	861,645
73,100	Hewlett Packard Co.	3,690,088
28,300	International Business Machines Corp.	3,059,230
1,400	Lexmark International, Inc.*^	48,804
2,000	NCR Corp.*	50,200
2,500	Network Appliance, Inc.*	62,400
20,500	Seagate Technology	522,750

		12,133,924

Construction & Engineering (0.0%):

400	Fluor Corp.	58,288

Consumer Finance (0.3%):

5,500	American Express Co.	286,110
2,100	Capital One Financial Corp.	99,246

		385,356

Containers & Packaging (0.1%):

1,500	Owens-Illinois, Inc.*	74,250
1,500	Packaging Corp. of America^	42,300

		116,550

Diversified Consumer Services (0.2%):

2,000	Apollo Group, Inc., Class A*	140,300
700	Career Education Corp.*	17,598

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Diversified Consumer Services, continued

600	ITT Educational Services, Inc.*^	$51,162

		209,060

Diversified Financial Services (7.7%):

84,908	Bank of America Corp.	3,503,304
2,200	CIT Group, Inc.	52,866
113,600	Citigroup, Inc.	3,344,384
1,450	Discover Financial Services	21,866
86,884	J.P. Morgan Chase & Co.	3,792,487

		10,714,907

Diversified Telecommunication Services (3.2%):

77,499	AT&T, Inc.	3,220,858
1,200	CenturyTel, Inc.	49,752
1,100	Embarq Corp.	54,483
500	NeuStar, Inc., Class A*	14,340
81,400	Qwest Communications International, Inc.*^	570,614
13,700	Verizon Communications, Inc.	598,553

		4,508,600

Electric Utilities (0.1%):

4,800	Duke Energy Corp.	96,816

Electrical Equipment (0.1%):

300	Acuity Brands, Inc.^	13,500
800	Rockwell International Corp.	55,168
900	Thomas & Betts Corp.*^	44,136

		112,804

Electronic Equipment & Instruments (0.6%):

19,500	Agilent Technologies, Inc.*	716,430
1,400	Arrow Electronics, Inc.*^	54,992
1,500	Avnet, Inc.*	52,455

		823,877

Energy Equipment & Services (1.6%):

1,000	Dresser-Rand Group, Inc.*	39,050
1,900	Global Industries, Ltd.*^	40,698
2,600	National-Oilwell Varco, Inc.*	190,996
15,800	Schlumberger, Ltd.	1,554,246
2,700	Transocean, Inc.*	386,505

		2,211,495

Food & Staples Retailing (0.5%):

3,900	Costco Wholesale Corp.	272,064
400	CVS Corp.	15,900
11,100	Kroger Co.	296,481
3,800	Wal-Mart Stores, Inc.	180,614

		765,059

Health Care Equipment & Supplies (0.6%):

5,600	Baxter International, Inc.	325,080
500	Herbalife, Ltd.^	20,140
200	Intuitive Surgical, Inc.*	64,900
900	Kinetic Concepts, Inc.*^	48,204
8,500	Medtronic, Inc.	427,295

		885,619

Health Care Providers & Services (4.5%):

16,500	Aetna, Inc.	952,545
1,000	Amerisource Bergen Corp.	44,870
800	Coventry Health Care, Inc.*	47,400
11,300	Express Scripts, Inc.*	824,900
1,100	Health Net, Inc.*	53,130
2,300	Humana, Inc.*	173,213
1,000	Lincare Holdings, Inc.*^	35,160
9,500	McKesson HBOC, Inc.	622,345
9,100	Medco Health Solutions, Inc.*	922,740
19,170	UnitedHealth Group, Inc.	1,115,694
17,507	Wellpoint, Inc.*	1,535,889

		6,327,886

Hotels, Restaurants & Leisure (0.1%):

442	Chipotle Mexican Grill, Inc.*^	54,388
600	Wendy’s International, Inc.	15,504
800	YUM! Brands, Inc.	30,616

		100,508

Household Durables (0.2%):

700	Black & Decker Corp.	48,755
2,700	Lennar Corp.^	48,303
100	NVR, Inc.*^	52,400
4,500	Pulte Corp.	47,430
1,000	Stanley Works (The)	48,480
1,400	Tempur-Pedic International, Inc.^	36,358
2,300	Toll Brothers, Inc.*	46,138

		327,864

Household Products (1.3%):

25,252	Procter & Gamble Co.	1,854,002

Industrial Conglomerates (4.1%):

8,400	3M Co.	708,288
136,300	General Electric Co.	5,052,641
200	Teleflex, Inc.	12,602

		5,773,531

Insurance (5.9%):

1,100	ACE, Ltd.	67,958
11,100	Allstate Corp. (The)	579,753
1,900	AMBAC Financial Group, Inc.^	48,963
58,500	American International Group, Inc.	3,410,550
12,700	AON Corp.	605,663
700	Assurant, Inc.^	46,830
90	Berkshire Hathaway, Inc., Class B*	426,240
15,900	Chubb Corp. (The)	867,822
1,300	CNA Financial Corp.	43,836
1,400	First American Financial Corp.^	47,768

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

12,300	Genworth Financial, Inc.	$313,035
200	HCC Insurance Holdings, Inc.	5,736
2,300	Lincoln National Corp.	133,906
4,500	Loews Corp.	226,530
2,400	MBIA, Inc.^	44,712
6,300	MetLife, Inc.	388,206
5,200	Progressive Corp. (The)	99,632
300	SAFECO Corp.	16,704
17,100	Travelers Cos., Inc. (The)	919,980

		8,293,824

Internet & Catalog Retail (0.6%):

8,700	Amazon.com, Inc.*	805,968
1,100	InterActive Corp.*	29,612

		835,580

Internet Software & Services (2.1%):

25,300	eBay, Inc.*	839,707
100	F5 Networks, Inc.*	2,852
2,900	Google, Inc.*	2,005,292
1,300	Teradata Corp.*	35,633
600	ValueClick, Inc.*^	13,140
1,400	VeriSign, Inc.*	52,654

		2,949,278

IT Services (1.6%):

20,300	Accenture, Ltd., Class A	731,409
500	Affiliated Computer Services, Inc.*	22,550
17,400	Automatic Data Processing, Inc.	774,822
500	Cognos, Inc.*	28,785
1,200	Computer Sciences Corp.*	59,364
700	DST Systems, Inc.*^	57,785
23,900	Electronic Data Systems Corp.	495,447
3,500	Western Union Co.	84,980

		2,255,142

Life Sciences Tools & Services (0.0%):

600	Invitrogen Corp.*	56,046

Machinery (1.3%):

2,100	Cummins, Inc.	267,477
4,000	Deere & Co.	372,480
2,100	Eaton Corp.	203,595
4,800	Ingersoll Rand Co., Class A	223,056
8,000	Parker Hannifin Corp.	602,480
600	Spx Corp.	61,710
400	Toro Co.^	21,776

		1,752,574

Media (4.9%):

10,300	CBS Corp.	280,675
22,200	Clear Channel Communications, Inc.	766,344
24,100	Comcast Corp., Class A*	440,066
5,800	EchoStar Communications Corp., Class A*	218,776
6,200	Liberty Global, Inc., Class A*	242,978
500	Liberty Media Corp. — Capital*	58,245
13,300	News Corp.	272,517
136,100	Time Warner, Inc.	2,247,011
18,982	Viacom Inc., Class B*	833,689
46,600	Walt Disney Co. (The)	1,504,248

		6,864,549

Metals & Mining (1.3%):

900	AK Steel Holding Corp.*	41,616
500	Carpenter Technology Corp.	37,585
2,800	Freeport-McMoRan Copper & Gold, Inc., Class A	286,832
12,200	Nucor Corp.	722,484
700	Reliance Steel & Aluminum Co.	37,940
5,100	Southern Copper Corp.^	536,163
1,500	United States Steel Corp.	181,365

		1,843,985

Multiline Retail (0.9%):

1,700	Big Lots, Inc.*^	27,183
1,800	Dollar Tree Stores, Inc.*	46,656
2,500	Family Dollar Stores, Inc.	48,075
20,600	Macy’s, Inc.	532,922
5,400	Sears Holding Corp.*^	551,070

		1,205,906

Office Electronics (0.3%):

26,700	Xerox Corp.	432,273
300	Zebra Technologies Corp., Class A*	10,410

		442,683

Oil, Gas & Consumable Fuels (9.1%):

27,977	ChevronTexaco Corp.	2,611,093
21,139	ConocoPhillips	1,866,574
68,200	Exxon Mobil Corp.	6,389,658
9,900	Occidental Petroleums Corp.	762,201
1,200	Tesoro Petroleum Corp.^	57,240
13,800	Valero Energy Corp.	966,414

		12,653,180

Paper & Forest Products (0.1%):

4,900	International Paper Co.	158,662

Pharmaceuticals (3.8%):

1,200	Abbott Laboratories	67,380
1,300	Endo Pharmaceuticals Holdings, Inc.*	34,671
8,700	Forest Laboratories, Inc.*	317,115
36,200	Johnson & Johnson Co.	2,414,540
4,600	King Pharmaceuticals, Inc.*	47,104
10,300	Merck & Co., Inc.	598,533
1,800	Omnicare, Inc.^	41,058

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Pharmaceuticals, continued

800	OSI Pharmaceuticals, Inc.*	$38,808
47,800	Pfizer, Inc.	1,086,494
1,800	Sepracor, Inc.*^	47,250
13,700	Wyeth	605,403

		5,298,356

Real Estate Investment Trusts (REITs) (0.1%):

1,900	General Growth Properties, Inc.	78,242

Semiconductors & Semiconductor Equipment (3.7%):

4,800	Analog Devices, Inc.	152,160
39,500	Applied Materials, Inc.	701,520
1,900	Integrated Device Technology, Inc.*	21,489
75,400	Intel Corp.	2,010,164
1,700	Intersil Corp., Class A	41,616
900	Lam Research Corp.*^	38,907
1,800	Linear Technology Corp.	57,294
900	MEMC Electronic Materials, Inc.*^	79,641
2,500	National Semiconductor Corp.	56,600
1,900	Novellus Systems, Inc.*^	52,383
21,800	NVIDIA Corp.*	741,636
5,400	ON Semiconductor Corp.*^	47,952
29,700	Texas Instruments, Inc.	991,980
1,300	Varian Semiconductor Equipment Associates, Inc.*^	48,100
2,600	Xilinx, Inc.	56,862

		5,098,304

Software (5.9%):

2,000	Activision, Inc.*	59,400
8,200	Adobe Systems, Inc.*	350,386
900	Ansys, Inc.*^	37,314
1,500	Autodesk, Inc.*	74,640
4,100	BEA Systems, Inc.*	64,698
1,900	BMC Software, Inc.*	67,716
9,700	CA, Inc.	242,015
3,100	Cadence Design Systems, Inc.*	52,731
1,200	Check Point Software Technologies, Ltd.*^	26,352
1,100	Citrix Systems, Inc.*	41,811
5,100	Compuware Corp.*	45,288
2,300	Intuit, Inc.*	72,703
1,500	McAfee, Inc.*	56,250
500	Micros Systems, Inc.*^	35,080
142,900	Microsoft Corp.	5,087,240
7,000	Novell, Inc.*	48,090
47,900	Oracle Corp.*	1,081,582
2,500	Red Hat, Inc.*^	52,100
5,900	Sun Microsystems, Inc.*	106,967
37,700	Symantec Corp.*	608,478
1,800	Synopsys, Inc.*	46,674

		8,257,515

Specialty Retail (1.2%):

3,100	AutoNation, Inc.*^	48,546
500	AutoZone, Inc.*^	59,955
1,400	Best Buy Co., Inc.	73,710
15,600	Gap, Inc. (The)	331,968
14,300	Home Depot, Inc.	385,242
500	Men’s Wearhouse, Inc.^	13,490
2,700	RadioShack Corp.^	45,522
17,000	Tyco International, Ltd.	674,050

		1,632,483

Textiles, Apparel & Luxury Goods (0.1%):

800	Fossil, Inc.*^	33,584
800	Liz Claiborne, Inc.	16,280
700	Polo Ralph Lauren Corp.	43,253

		93,117

Thrifts & Mortgage Finance (0.8%):

22,900	Fannie Mae	915,542
19,400	Washington Mutual, Inc.^	264,034

		1,179,576

Tobacco (0.9%):

15,500	Altria Group, Inc.	1,171,490
300	Reynolds American, Inc.^	19,788

		1,191,278

Wireless Telecommunication Services (0.3%):

1,900	American Tower Corp., Class A*	80,940
17,119	Sprint Corp.	224,773
700	Telephone and Data Systems, Inc.^	43,820

		349,533

Total Common Stocks (Cost $134,080,431)		138,785,419

Deposit Account (0.7%):
1,027,836	NTRS London Deposit Account	1,027,836

Total Deposit Account (Cost $1,027,836)		1,027,836

Collateral for Securities on Loan (2.9%):
3,994,320	Northern Trust Liquid Institutional Asset Portfolio	3,994,320

Total Collateral for Securities on Loan (Cost $3,994,320)		3,994,320

Total Investment Securities (Cost $139,102,587)(a) — 103.0%		143,807,575
Net other assets (liabilities) — (3.0)%		(4,214,946)

Net Assets — 100.0%		$139,592,629

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

(a)	Cost for federal income tax purposes is $140,994,119. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$13,345,180
Unrealized depreciation	(10,531,724)

Net unrealized appreciation	$2,813,456

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	97.0%
Bermuda	1.2%
Netherlands Antilles	1.1%
Cayman Islands	0.7%

100.0%

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL
Oppenheimer
Main Street
Fund

Assets:
Investment securities, at cost	$139,102,587

Investment securities, at value*	$143,807,575
Interest and dividends receivable	164,595
Receivable for capital shares issued	30,387
Receivable for investments sold	762,962
Prepaid expenses	2,214

Total Assets	144,767,733

Liabilities:
Payable for investments purchased	1,018,754
Payable for capital shares redeemed	962
Payable for return of collateral received	3,994,320
Manager fees payable	89,384
Administration fees payable	5,127
Distribution fees payable	29,625
Administrative and compliance services fees payable	2,498
Other accrued liabilities	34,434

Total Liabilities	5,175,104

Net Assets	$139,592,629

Net Assets Consist of:
Capital	$121,300,769
Accumulated net investment income/(loss)	984,480
Accumulated net realized gains/(losses) from investment transactions	12,602,392
Net unrealized appreciation/(depreciation) on investments	4,704,988

Net Assets	$139,592,629

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,243,794
Net Asset Value (offering and redemption price per share)	$12.42

*	Includes securities on loan of $3,853,231.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL
Oppenheimer
Main Street
Fund

Investment Income:
Interest	$24,210
Dividends	2,586,386
Income from securities lending	19,976

Total Investment Income	2,630,572

Expenses:
Manager fees	1,098,981
Administration fees	60,766
Distribution fees	343,431
Custodian fees	76,486
Administrative and compliance service fees	5,096
Trustees’ fees	7,896
Professional fees	18,461
Shareholder reports	21,647
Recoupment of prior expenses reimbursed by the Manager	70,722
Other expenses	10,860

Total expenses before reductions	1,714,346
Less expenses waived/reimbursed by the Manager	(68,688)

Net expenses	1,645,658

Net Investment Income/(Loss)	984,914

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	13,767,039
Net realized gain from payment by affiliate for the disposal of investment in violation of restrictions	51,744
Change in unrealized appreciation/(depreciation) on investments	(10,175,230)

Net Realized/ Unrealized Gains/(Losses) on Investments	3,643,553

Change in Net Assets Resulting From Operations	$4,628,467

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer
	Main Street Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$984,914	$725,925
Net realized gains/(losses) on investment transactions	13,818,783	6,296,386
Change in unrealized appreciation/(depreciation) investments	(10,175,230)	8,080,656

Change in net assets resulting from operations	4,628,467	15,102,967

Dividends to Shareholders:
From net investment income	(724,743)	(595,790)
From net realized gains on investments	(6,995,570)	(2,285,282)

Change in net assets resulting from dividends to shareholders	(7,720,313)	(2,881,072)

Capital Transactions:
Proceeds from shares issued	29,030,644	27,169,526
Proceeds from dividends reinvested	7,720,313	2,881,072
Value of shares redeemed	(23,482,364)	(11,872,137)

Change in net assets resulting from capital transactions	13,268,593	18,178,461

Change in net assets	10,176,747	30,400,356
Net Assets:
Beginning of period	129,415,882	99,015,526

End of period	$139,592,629	$129,415,882

Accumulated net investment income/(loss)	$984,480	$724,522

Share Transactions:
Shares issued	2,241,299	2,267,878
Dividends reinvested	610,302	245,197
Shares redeemed	(1,815,063)	(1,022,168)

Change in shares	1,036,538	1,490,907

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 3, 2004 to
	Year Ended December 31,				December 31,
	2007		2006	2005	2004(a)

Net Asset Value, Beginning of Period	12.68		11.36	10.79	10.00

Investment Activities:
Net Investment Income/(Loss)	0.09		0.06	0.07	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.41		1.57	0.51	0.80

Total from Investment Activities	0.50		1.63	0.58	0.86

Dividends to Shareholders From:
Net Investment Income	(0.07)		(0.06)	—	(0.06)
Net Realized Gains	(0.69)		(0.25)	(0.01)	(0.01)

Total Dividends	(0.76)		(0.31)	(0.01)	(0.07)

Net Asset Value, End of Period	$12.42		$12.68	$11.36	$10.79

Total Return(b) (c)	3.80	%(d)	14.59%	5.45%	8.60%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$139,593		$129,416	$99,016	$65,487
Net Investment Income/(Loss)(e)	0.72%		0.66%	0.70%	1.52%
Expenses Before Reductions(e) (f)	1.25%		1.22%	1.28%	1.29%
Expenses Net of Reductions(e)	1.20%		1.19%	1.19%	1.20%
Expenses Net of Reductions(e) (g)	1.20%		1.19%	1.20%	N/A
Portfolio Turnover Rate(c)	126.24%		105.81%	80.76%	75.56%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not Annualized for periods less than one year.

(d)	During the year ended December 31, 2007, OppenheimerFunds, Inc. reimbursed $51,744 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.04%.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Oppenheimer Main Street Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Oppenheimer Main Street Fund	$3,994,320	$3,853,231

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2007

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“OFI”), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Oppenheimer Main Street Fund	0.80%	1.20%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% for the period ending April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

During the year ended December 31, 2007, OFI reimbursed $51,744 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return for the year ended December 31, 2007 is disclosed in the Financial Highlights.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2007

supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $4,970 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer Main Street Fund	$178,564,824	$172,034,775

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Main Street Fund	$2,019,965	$5,700,348	$7,720,313

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Main Street Fund	$1,387,344	$1,493,728	$2,881,072

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Oppenheimer Main Street Fund	$4,680,252	$10,798,152	$15,478,404	$2,813,456	$18,291,860

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Main Street Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 94.42% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $5,700,348.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

22

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

23

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

24

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

26

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM PIMCO
Fundamental IndexPLUS
Total Return Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSMPIMCO Fundamental IndexPLUS Total Return Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM PIMCO Fundamental IndexPLUS Total Return Fund and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM PIMCO Fundamental IndexPLUS Total Return Fund gained 6.66% compared to a 5.49% and 3.05% total return for the Fund’s benchmarks, the Standard & Poor’s 500 Index1 and the FTSE RAFI™ U.S. 1000 Index1, respectively.
This Fund’s Subadviser, PIMCO, invests the Fund’s assets to mirror an enhanced index that is weighted by fundamental factors such as sales, book values, cash flows and dividends. Rather than purchase stocks, the Fund holds total-return swaps that provide the total return of the fundamentally weighted index. The Subadviser invests the collateral from those swaps in an actively managed portfolio of bonds.*
The enhanced equity index tracked by this Fund’s swaps generated a small gain during this period. The Fund’s bond portfolio also contributed to its positive absolute return.
The enhanced index outperformed the fundamentally weighted benchmark, the FTSE RAFI U.S. 1000 Index. An underweight position in consumer discretionary stocks and an overweight stake in materials shares especially contributed to gains against this benchmark. Security selection boosted relative returns as well, especially in the industrials, consumer discretionary and materials sectors.*
The index tracked by the Fund’s swaps trailed the market capitalization-weighted S&P 500, however. Sector allocations to information technology, consumer discretionary and financials stocks weighed on returns against the S&P 500, while allocations to materials, utilities and consumer staples helped relative performance. Selection of information technology stocks weakened relative returns, while selection within the health care sector boosted performance against the broad-market benchmark.*
The Fund’s bond portfolio augmented its performance against both benchmarks. The duration positioning of the Fund’s holdings in the U.S. and U.K. added to returns, as yields fell across the majority of the yield curve in each of these regions. An emphasis on securities with short and intermediate maturities, particularly through the use of Eurodollar futures, was strong contributor to performance, as the U.S. yield curve steepened significantly. Exposure to a broad basket of developed and emerging market currencies added to returns, as the U.S. dollar depreciated.*
An emphasis on mortgage securities detracted from returns, as yields rose amid increased volatility and reduced market liquidity. In addition, exposure to investment-grade credit and emerging markets detracted from returns as these spread-related sectors bore the brunt of the market turmoil seen during the year. *
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE RAFI U.S. 1000 Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI U.S. 1000 Index comprises the largest 1000 U.S.-listed companies by fundamental value, selected from the constitutents of the FTSE USA All Cap Index, part of the FTSE Global Equity Index Series (GEIS). Investors cannot invest directly in an index.

The Fund’s primary index is the Standard & Poor’s 500 Index, however to provide a broader marke comparative we have also listed the FTSE RAFI U.S. 1000 Index.

[2]	Swap is the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

AZLSM PIMCO Fundamental IndexPLUS Total Return Fund
Fund Objective
The Fund’s investment objective is to exceed the total return of the FTSE RAFItm U.S. 1000 Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Subadviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances substantially all of its assets in derivative instruments backed by a portfolio of fixed income instruments. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

		Since
	1	Inception
	Year	(5/1/06)

AZLSM PIMCO Fundamental IndexPLUS Total Return Fund	6.66%	11.16%

S&P 500 Index	5.49%	9.41%

FTSE RAFI™ U.S. 1000 Index	3.05%	8.96%

Expense Ratio

Gross	1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500 Index”) and the FTSE RAFITM U.S.1000 Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE RAFI U.S. 1000 Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cashflow, sales and book value. The FTSE RAFI U.S. 1000 Index comprises the largest 1000 U.S.-listed companies by fundamental value, selected from the constitutents of the FTSE USA All Cap Index, part of the FTSE Global Equity Index Series (GEIS). Investors cannot invest directly in an index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund

Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL PIMCO Fundamental IndexPLUS Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,000.00	$1,016.80	$6.10	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund

Expense Examples and Portfolio Composition, continued

The AZL PIMCO Fundamental IndexPLUS Total Return Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Asset Backed Securities	12.0%
Collateralized Mortgage Obligations	11.5
Corporate Bonds	32.2
Commercial Paper	5.9
Yankee Dollar	2.2
Preferred Stock	0.5
Municipal Bond	1.0
U.S. Government Agency Mortgages	69.5
U.S. Treasury Obligations	0.9
Purchased Call Options	0.9
Short-Term Investments	5.1

141.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments
December 31, 2007

Principal		Fair
Amount		Value
Asset Backed Securities (12.0%):
$135,697	Accredited Mortgage Loan Trust, Series 06-2, Class A1, 4.91%, 9/25/36(a)	$134,041
129,576	ACE Securities Corp Home Equity Loan Trust, Series 06-HE4, Class A2A, 4.85%, 10/25/36(a)	125,729
58,558	ACE Securities Corp Home Equity Loan Trust, Series 06-ASP5, Class A2A, 4.95%, 10/25/36(a)	57,085
187,144	Amortizing Residential Collateral Trust, Series 01-BC6, Class A, 5.22%, 10/25/31(a)	180,432
6,792	Argent Securities, Inc., Series 06-W3, Class A2A, 4.86%, 4/25/36(a)	6,778
44,384	Argent Securities, Inc., Series 06-M2, Class A2A, 4.92%, 9/25/36(a)	43,737
86,513	Asset Backed Funding Certificates, Series 06-OPT2, Class A3A, 4.93%, 10/25/36(a)	85,506
58,589	Asset Backed Funding Certificates, Series 06-HE1, Class A2A, 4.93%, 1/25/37(a)	57,674
21,014	Asset Backed Securities Corp. Home Equity Loan Trust, Series 04-HE6, Class A1, 5.14%, 9/25/34(a)	20,573
79,124	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A1, 4.91%, 5/25/36(a)	78,429
440,112	Carrington Mortgage Loan Trust, Series 06-NC5, Class A1, 4.92%, 1/25/37(a)	429,315
200,000	Chase Credit Card Master Trust, Series 03-6, Class A, 5.14%, 2/15/11(a)	199,956
200,000	Chase Issuance Trust, Series 06-A3, Class A3, 5.02%, 7/15/11(a)	199,125
43,525	Chase Manhattan Auto Owner Trust, Series 06-B, Class A2, 5.28%, 10/15/09(a)	43,565
27,405	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH2, Class A1, 4.82%, 8/25/36(a)	27,157
600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH3, Class A2, 4.88%, 10/25/36(a)	571,118
675,165	Countrywide Asset-Backed Certificates, Series 2006-06, Class 2A2, 5.05%, 9/25/36(a)	627,376
56,709	Countrywide Asset-Backed Certificates, Series 06-13, Class 3AV1, 4.92%, 1/25/37(a)	55,979
106,498	Countrywide Asset-Backed Certificates, Series 06-19, Class 2A1, 4.93%, 3/25/37(a)	104,318
133,120	Countrywide Asset-Backed Certificates, Series 06-21, Class 2A1, 4.84%, 5/25/37(a)	129,439
70,769	Countrywide Asset-Backed Certificates, Series 06-22, Class 2A1, 4.92%, 5/25/37(a)	69,771
496,571	Countrywide Asset-Backed Certificates, Series 06-24, Class 2A1, 4.92%, 5/25/37(a)	481,752
477,677	Countrywide Asset-Backed Certificates, Series 06-23, Class 2A1, 4.92%, 11/25/37(a)	464,914
47,978	Countrywide Asset-Backed Certificates, Series 06-15, Class A1, 4.98%, 10/25/46(a)	47,273
39,476	Countrywide Asset-Backed Certificates, Series 06-16, Class 2A1, 4.92%, 12/25/46(a)	38,779
130,623	Countrywide Asset-Backed Certificates, Series 06-17, Class 2A1, 4.92%, 3/25/47(a)	128,133
71,606	Credit-Based Asset Servicing and Securitization, Series 06-CB9, Class A1, 4.93%, 11/25/36(a)	70,137
24,922	DaimlerChrysler Auto Trust, Series 06-C, Class A2, 5.25%, 5/8/09	24,922
302,157	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF9, Class 2A1, 4.93%, 6/25/36(a)	293,872

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Fair
Amount		Value
Asset Backed Securities, continued

$115,096	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF8, Class IIA1, 4.90%, 7/25/36(a)	$113,719
5,709	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF12, Class A2A, 4.96%, 11/25/36(a)	5,704
300,000	First USA Credit Card Master Trust, 5.16%, 4/18/11(a)	299,676
70,991	Fremont Home Loan Trust, Series 06-E, Class 2A1, 4.93%, 1/25/37(a)	68,850
38,100	Fremont Home Loan Trust, Series 06-3, Class 2A1, 4.94%, 2/25/37(a)	37,717
351,679	GE-WMC Mortgage Securities, L.L.C., Series 06-1, Class A2A, 4.91%, 8/25/36(a)	338,828
2,951	GSAMP Trust, Series 06-FM1, Class A2A, 4.93%, 4/25/36(a)	2,947
91,445	GSAMP Trust, Series 06-FM2, Class A2A, 4.94%, 9/25/36(a)	89,667
85,234	Household Home Equity Loan Trust, Series 06-4, Class A1V, 5.02%, 3/20/36(a)	83,649
72,949	HSI Asset Securitization Corp. Trust, Series 06-HE2, Class 2A1, 4.83%, 12/25/36(a)	70,270
62,791	Indymac Residential Asset Backed Trust, Series 06-E, Class 2A1, 4.93%, 4/25/37(a)	61,280
64,170	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC1, Class A2, 4.94%, 3/25/36(a)	63,907
49,555	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC3, Class A2, 4.92%, 8/25/36(a)	48,701
399,583	J.P. Morgan Mortgage Acquisition Corp., Series 06-CH2, Class AV2, 4.92%, 10/25/36(a)	389,526
140,012	Lehman XS Trust, Series 06-17, Class WF11, 4.99%, 11/25/36(a)	137,058
29,796	Lehman XS Trust, Series 06-9, Class A1A, 4.86%, 5/25/46(a)	29,386
157,979	Lehman XS Trust, Series 06-11, Class 1A1, 4.95%, 6/25/46(a)	155,634
115,588	Lehman XS Trust, Series 06-16N, Class A1A, 4.95%, 11/25/46(a)	112,623
3,092	Long Beach Mortgage Loan Trust, Series 04-4, Class 1A1, 5.15%, 10/25/34(a)	2,968
363,317	Long Beach Mortgage Loan Trust, Series 06-9, Class 2A1, 4.93%, 10/25/36(a)	354,707
39,246	Master Asset Backed Securities Trust, Series 06-FRE2, Class A2, 4.92%, 3/25/36(a)	38,912
127,782	Master Asset Backed Securities Trust, Series 06-HE5, Class A1, 4.93%, 11/25/36(a)	124,398
237,157	Merrill Lynch Mortgage Investors Trust, Series 06-FF1, Class A2A, 4.94%, 8/25/36(a)	231,895
4,320	Nelnet Student Loan Trust, Series 06-3, Class A1, 5.18%, 9/25/12(a)	4,316
21,367	Nelnet Student Loan Trust, Series 04-4, Class A3, 5.17%, 10/25/16(a)	21,375
24,498	Newcastle Mortgage Securities Trust, Series 06-1, Class A1, 4.94%, 3/25/36(a)	24,313
103,557	Park Place Securities, Inc., Series 04-MCW1, Class A1, 5.18%, 10/25/34(a)	99,119
118,530	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1A, 4.95%, 10/25/36(a)	115,333
33,320	Residential Asset Securities Corp., Series 06-KS6, Class A1, 4.91%, 8/25/36(a)	32,905
104,136	Residential Asset Securities Corp., Series 06-KS8, Class A1, 4.93%, 10/25/36(a)	102,070
112,216	Residential Asset Securities Corp., Series 06-KS9, Class AI1, 4.94%, 11/25/36(a)	109,618

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Fair
Amount		Value
Asset Backed Securities, continued

$45,807	Saxon Asset Securities Trust, Series 06-3, Class A1, 4.93%, 11/25/36(a)	$44,676
56,496	SBI Heloc Trust, Series 06-A1, Class 1A2A, 5.04%, 8/25/36(b)(a)	53,883
372,795	SLM Student Loan Trust, Series 07-3, Class A1, 5.07%, 10/27/14(a)	372,071
19,857	SLM Student Loan Trust, Series 06-3, Class A2, 5.08%, 1/25/16(a)	19,864
19,131	SLM Student Loan Trust, Series 05-5, Class A1, 5.08%, 1/25/18(a)	19,139
38,544	Soundview Home Equity Loan Trust, Series 06-EQ1, Class A1, 4.84%, 10/25/36(a)	37,802
381,637	Soundview Home Equity Loan Trust, Series 06-EQ2, Class A1, 4.95%, 1/25/37(a)	374,284
61,397	Wells Fargo Home Equity Trust, Series 06-3, Class A1, 4.92%, 1/25/37(a)	60,281

Total Asset Backed Securities (Cost $9,394,349)		9,149,956

Collateralized Mortgage Obligations (11.5%):
12,557	American Home Mortgage Investment Trust, Series 05-2, Class 5A2, 5.02%, 9/25/35(a)	12,545
498,721	Banc of America Funding Corp., 4.11%, 5/25/35(a)	492,435
178,184	Banc of America Funding Corp., 6.14%, 1/20/47(a)	175,446
60,686	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1, 4.96%, 1/25/35(a)	60,187
49,208	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9 Class 22A1, 4.78%, 11/25/34(a)	48,945
211,860	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, 5.07%, 11/25/34(a)	211,554
988,211	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 4.13%, 3/25/35(a)	978,962
547,273	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 4.13%, 3/25/35(a)	538,226
57,019	Bear Stearns Alt-A Trust, 5.53%, 9/25/35(a)	56,153
176,180	Bear Stearns Mortgage Funding Trust, Series 07-AR1, Class 2A1, 4.94%, 2/25/37(a)	172,921
121,253	Countrywide Home Loans, Series 2004-22 Class A3, 4.80%, 11/25/34(a)	120,388
211,678	Countrywide Home Loans, Series 2004-HYB9 Class 1A1, 4.73%, 2/20/35	210,504
5,490	Countrywide Home Loans, Series 05-3, Class 1A3, 5.11%, 4/25/35(a)	5,482
153,229	Fannie Mae, Series 05-12, Class EA, 4.50%, 9/25/14	152,818
79,557	Fannie Mae, Series 06-118, Class A1, 4.84%, 12/25/36(a)	78,114
128,773	First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 5.37%, 8/25/35(a)	128,218
181,471	Freddie Mac, Series 3335, Class BF, 5.18%, 7/15/19(a)	180,649
905,318	Freddie Mac, Series 3335, Class FT, 5.18%, 8/15/19(a)	901,218
1,272,684	Freddie Mac, Series 3335, Class AF, 5.18%, 10/15/20(a)	1,267,085
95,178	Freddie Mac, Series 3149, Class LF, 5.33%, 5/15/36(a)	94,839
86,584	Greenpoint Mortgage Funding Trust, Series 06-AR8, Class 1A1A, 4.95%, 1/25/47(a)	84,901
113,687	Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1, 4.38%, 10/25/33(a)	112,720
178,472	GS Mortgage Securities Corp. II, Series 2007-EOP Class A1, 5.34%, 3/6/20(a)(b)	170,610
87,086	GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.25%, 11/25/35(a)	84,091

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Fair
Amount		Value
Collateralized Mortgage Obligations, continued

$30,175	Harborview Mortgage Loan Trust, Series 05-2, Class 2A1A, 5.19%, 5/19/35(a)	$28,535
126,292	Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1, 5.15%, 7/19/35(a)	124,761
75,634	Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class B1, 5.05%, 12/25/34(a)	74,820
51,447	Indymac Index Mortgage Loan Trust, Series 06-AR35, Class 2A2, 4.97%, 1/25/37(a)	50,991
136,533	JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1, 5.23%, 2/25/35(a)	133,727
153,884	LB-UBS Commercial Mortgage Trust, Series 02-C2, Class A2, 4.90%, 6/15/26(a)	153,659
16,771	Lehman Brothers Commercial Mortgage Trust, Series 06-LLFA, Class A1, 5.11%, 9/15/21(a)(b)	16,745
98,908	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A4, 3.79%, 11/21/34(a)	97,965
252,546	Merrill Lynch Floating Trust, Series 06-1, Class A1, 5.10%, 6/15/22(a)(b)	245,013
70,022	Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A, 5.08%, 2/25/36(a)	67,388
32,987	MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A, 5.87%, 10/25/35(a)	32,909
27,036	MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 5.12%, 11/25/35(a)	26,125
67,688	Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2, 5.22%, 7/19/35(a)	66,916
234,742	Thornburg Mortgage Securities Trust, Series 06-5, Class A1, 4.99%, 8/25/36(a)	223,853
78,204	Thornburg Mortgage Securities Trust, Series 06-6, Class A1, 4.98%, 12/25/36(a)	76,392
180,574	Wachovia Bank Commercial Mortgage Trust, 5.11%, 6/15/20(a)(b)	172,867
279,556	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 5.12%, 9/15/21(a)(b)	275,304
350	Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR6, Class 2AB1, 5.06%, 4/25/45(a)	349
23,475	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR11, Class A1B1, 5.16%, 8/25/45(a)	23,309
77,993	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR11, Class 2A, 6.29%, 9/25/46(a)	76,238
242,639	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR13, Class 2A, 5.88%, 10/25/46(a)	237,179
82,267	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR19, Class 1A1A, 5.52%, 1/25/47(a)	77,378
131,997	Wells Fargo Mortgage Back Securities Trust, Series 2004-CC, Class A1, 4.95%, 1/25/35(a)	130,531

Total Collateralized Mortgage Obligations (Cost $8,770,852)		8,751,965

Corporate Bonds (32.2%):
Automobiles (0.4%):

200,000	DaimlerChrysler NA Holding Corp., Series E, 5.46%, 3/13/09(a)	198,884
100,000	DaimlerChrysler NA Holding Corp., 5.33%, 8/3/09(a)	99,319

		298,203

Biotechnology (0.4%):

300,000	Amgen, Inc., 5.13%, 11/28/08(b)(a)	299,638

Chemicals (0.1%):

100,000	Rohm & Haas Co., 6.00%, 9/15/17	101,605

Commercial Banks (8.6%):

200,000	American Express Bank FSB, 5.04%, 10/16/08(a)	199,577
300,000	American Express Centurion Bank, 5.25%, 6/12/09(a)	298,911

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Fair
Amount		Value
Corporate Bonds, continued
Commercial Banks, continued

$500,000	Banc of America Corp., 5.27%, 6/15/16(a)	$488,047
100,000	Bank of America Corp., 4.88%, 11/6/09(a)	99,650
800,000	Bank of Ireland, 4.95%, 12/19/08(a)	799,515
100,000	Barclays Bank PLC, 6.05%, 12/4/17(b)	100,762
300,000	BNP Paribas, 5.19%, 6/29/49(b)^	273,037
380,000	Citigroup, Inc., 4.94%, 5/2/08(a)	379,878
100,000	Citigroup, Inc., 4.87%, 12/28/09(a)	98,179
200,000	Citigroup, Inc., 6.00%, 8/15/17	204,048
100,000	Citigroup, Inc., 6.13%, 8/25/36	94,649
100,000	Credit Agricole, 5.05%, 5/28/09(a)(b)	100,040
100,000	DNB NOR Bank ASA, 5.31%, 10/13/09(a)(b)	100,048
300,000	HBOS Treasury Services PLC, 5.25%, 7/17/09(a)(b)^	299,587
200,000	ICICI Bank, Ltd., 5.79%, 1/12/10(a)(b)	197,420
100,000	J.P. Morgan Chase & Co., 4.92%, 6/26/09(a)	99,546
500,000	J.P. Morgan Chase & Co., 5.42%, 10/2/09(a)	497,113
40,000	J.P. Morgan Chase & Co., 6.00%, 1/15/18	40,695
300,000	Nordea Bank Finland, NY, 5.23%, 4/9/09(a)	299,617
700,000	U.S. Bank NA, 5.19%, 3/31/08(a)	699,765
100,000	UBS AG Stamford CT, 5.88%, 12/20/17	100,705
300,000	Wachovia Bank NA, 4.92%, 3/23/09(a)	299,300
100,000	Wachovia Corp., 5.03%, 10/28/08(a)	99,737
100,000	Wachovia Corp., 5.17%, 12/1/09(a)	99,148
500,000	Wells Fargo & Co., 5.63%, 12/11/17	500,305
100,000	Westpac Banking Corp. NY, 5.21%, 6/6/08(a)	99,947

		6,569,226

Computers & Peripherals (1.3%):

1,000,000	IBM Corp., 5.70%, 9/14/17	1,033,762

Diversified Consumer Services (12.5%):

100,000	AIG Matched Funding Corp., 4.99%, 6/16/08(a)(b)	99,990
100,000	Allstate Life Global Funding Trust, 4.92%, 3/23/09(a)	99,874
200,000	American Express Credit Co., 5.30%, 11/9/09(a)	196,620
100,000	American General Finance, 6.90%, 12/15/17, MTN	100,100
200,000	American Honda Finance Corp., 5.21%, 3/9/09(a)(b)	200,058
400,000	American Honda Finance Corp., 4.94%, 5/12/09(a)(b)	399,673
200,000	American International Group, 5.85%, 1/16/18, MTN	201,310
400,000	Bear Stearns Cos., Inc., 4.92%, 3/30/09(a)	389,856
50,000	Bear Stearns Cos., Inc., 5.42%, 9/9/09(a)	48,043
100,000	C10 Capital SPV, Ltd., 6.72%, 12/31/49(b)^	92,036
100,000	Caterpillar Financial Services Corp., 4.85%, 12/7/12, MTN	100,173
200,000	CIT Group, Inc., 5.02%, 8/15/08(a)	198,432
100,000	CIT Group, Inc., 5.13%, 1/30/09(a)	93,944
100,000	CIT Group, Inc., 5.26%, 6/8/09(a)	93,565
100,000	CIT Group, Inc., 5.03%, 8/17/09(a)	92,834
200,000	Citigroup Capital XXI, 8.30%, 12/21/57, Callable 12/21/37 @ 100	208,838
30,000	Citigroup Funding, Inc., 4.90%, 4/23/09(a)	29,818
300,000	ENEL Finance International, 6.80%, 9/15/37(b)	301,411
2,500,000	Ford Motor Credit Co., LLC, 6.63%, 6/16/08	2,463,575
600,000	Ford Motor Credit Corp., 7.25%, 10/25/11	519,695
100,000	General Electric Capital Corp., 5.11%, 7/28/08(a)	100,041
200,000	General Electric Capital Corp., 5.10%, 10/26/09(a)	199,512
200,000	General Electric Capital Corp., 5.25%, 1/20/10(a)	197,643
400,000	General Electric Capital Corp., 4.94%, 5/10/10(a)	395,643
300,000	General Electric Capital Corp., 4.94%, 8/15/11(a)	294,762
50,000	General Electric Capital Corp., 5.26%, 5/5/26(a)	47,817

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Fair
Amount		Value
Corporate Bonds, continued
Diversified Consumer Services, continued

$300,000	General Electric Capital Corp., 6.38%, 11/15/67	$309,745
100,000	HSBC Finance Corp., 5.24%, 10/21/09(a)	99,527
50,000	HSBC Finance Corp., 5.14%, 5/10/10(a)	48,729
400,000	International Lease Financial Corp., 5.25%, 5/24/10(a)	394,546
100,000	NGPL PipeCo LLC, Series 144A, 6.51%, 12/15/12(b)	101,532
200,000	Pricoa Global Funding I, 5.16%, 1/25/08(a)(b)	199,990
300,000	Pricoa Global Funding I, 5.20%, 6/3/08(a)(b)	300,114
100,000	Santander, 6.67%, 10/29/49(b)	100,269
450,000	SLM Corp., 5.22%, 7/27/09^(a)	423,302
100,000	SMFG Preferred Capital, 6.08%, 12/31/49(b)	92,122
200,000	UBS Preferred Funding Trust V, 6.24%, 5/29/49^	192,572
100,000	Westfield Group, 5.70%, 10/1/16(b)^	95,653

		9,523,364

Diversified Financial Services (4.3%):

300,000	General Electric Capital Corp., 5.50%, 9/15/67(b)	424,307
420,000	Goldman Sachs Group, Inc., 4.97%, 12/22/08(a)	418,817
100,000	Goldman Sachs Group, Inc., 4.92%, 12/23/08(a)	99,708
50,000	Goldman Sachs Group, Inc., 4.97%, 6/23/09(a)	49,197
100,000	Goldman Sachs Group, Inc., 4.96%, 11/16/09(a)	98,163
300,000	Goldman Sachs Group, Inc., 5.63%, 1/15/17	292,973
400,000	Lehman Brothers Holdings, 5.09%, 5/29/08(a)	398,191
100,000	Lehman Brothers Holdings, 4.91%, 11/24/08(a)	98,449
100,000	Lehman Brothers Holdings, 5.32%, 4/3/09(a)	97,798
200,000	Lehman Brothers Holdings, 6.20%, 9/26/14	203,693
80,000	Merrill Lynch & Co., 5.09%, 6/16/08(a)	79,793
100,000	Merrill Lynch & Co., 5.10%, 10/27/08(a)	99,645
50,000	Merrill Lynch & Co., 5.12%, 2/6/09(a)	49,752
100,000	Merrill Lynch & Co., 5.21%, 12/4/09(a)	96,947
50,000	Morgan Stanley, 5.33%, 1/18/08, MTN(a)	49,997
100,000	Morgan Stanley, 5.20%, 3/7/08(a)	99,962
400,000	Morgan Stanley, 5.01%, 2/9/09(a)	395,051
100,000	Morgan Stanley, 4.93%, 5/7/09(a)	98,761
100,000	Morgan Stanley, Series F, 5.33%, 1/15/10(a)	98,882

		3,250,086

Diversified Telecommunication Services (0.5%):

400,000	AT&T, Inc., 4.96%, 5/15/08(a)	399,628

Energy Equipment & Services (0.1%):

40,000	Gazprom OAO, 10.50%, 10/21/09	43,390

Food & Staples Retailing (0.3%):

200,000	Kraft Foods, Inc., 6.13%, 2/1/18	201,529

Hotels, Restaurants & Leisure (0.3%):

200,000	Time Warner, Inc., 5.88%, 11/15/16	198,771

Industrial Conglomerate (0.5%):

400,000	Honeywell International, Inc., 5.17%, 3/13/09	399,011

Insurance (0.4%):

300,000	Met Life Global Funding, 4.95%, 5/17/10(b)	297,792

Media (0.4%):

100,000	Comcast Corp., 5.54%, 7/14/09	99,636
200,000	CSC Holdings, Inc., 7.25%, 7/15/08	200,250

		299,886

Multiline Retail (0.4%):

300,000	Wal-Mart Stores, Inc., 4.89%, 6/16/08	300,076

Oil, Gas & Consumable Fuels (1.1%):

600,000	Anadarko Petroleum Corp., 5.39%, 9/15/09	590,714
200,000	Gazprom, 9.63%, 3/1/13	226,669

		817,383

Pharmaceuticals (0.1%):

100,000	AstraZeneca PLC, 5.90%, 9/15/17	105,006

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Fair
Amount		Value
Corporate Bonds, continued

Wireless Telecommunication Services (0.5%):

$400,000	Qwest Capital Funding, Inc., 6.38%, 7/15/08	$398,000

Total Corporate Bonds (Cost $24,741,073)		24,536,356

Commercial Paper (5.9%):
Commercial Banks (2.4%):

1,700,000	Royal Bank of Scotland(c) 4.80%, 3/17/08(c)	1,682,915
100,000	UBS Finance (DE), LLC(c) 5.52%, 2/20/08(c)	99,308

		1,782,223

Diversified Consumer Services (0.5%):

400,000	Calyon NA(c) 4.74%, 3/27/08(c)	395,432

Diversified Financial Services (3.0%):

400,000	Lloyds TSB Bank PLC NY(c) 4.98%, 1/2/08(c)	399,889
500,000	Sanpaolo IMI(c) 4.93%, 1/31/08(c)	497,890
1,400,000	Swedbank(c) 4.97%, 1/24/08(c)	1,395,215

		2,292,994

Total Commercial Paper (Cost $4,470,852)		4,470,649

Yankee Dollars (2.2%):
Commercial Banks (1.2%):

200,000	Calyon NY, 5.20%, 1/16/09(a)	199,707
100,000	Credit Agricole, 5.10%, 5/28/10(a)(b)	99,971
100,000	Fortis Bank NY, 4.79%, 6/30/08(a)	99,901
200,000	Fortis Bank NY, 4.78%, 9/30/08(a)	199,565
100,000	HSBC Holdings PLC, 6.50%, 9/15/37	96,923
100,000	National Australia Bank, Ltd., 5.18%, 9/11/09(a)(b)	99,895
100,000	Skandinaviska Enskilda Bank NY, 4.87%, 2/13/09(a)	99,883

		895,845

Diversified Consumer Services (0.9%):

200,000	Deutsche Telekom International Finance BV, 5.06%, 3/23/09(a)	199,105
200,000	Diageo Capital PLC, 4.99%, 11/10/08^(a)	199,647
100,000	Siemens Financieringsmaatschappij NV, 4.92%, 8/14/09(a)(b)	100,028
200,000	Telefonica Emisiones Sau, 5.23%, 6/19/09(a)	198,532

		697,312

Oil, Gas & Consumable Fuels (0.1%):

100,000	Transocean, Inc., 5.34%, 9/5/08(a)	99,502

Total Yankee Dollars (Cost $1,699,815)		1,692,659

Preferred Stocks (0.5%):
Diversified Financial Services (0.5%):

34	DG Funding Trust(d)	358,806

Total Preferred Stocks (Cost $361,688)		358,806

Municipal Bonds (1.0%):
New York (1.0%):

800,000	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Series AA, 4.75%, 6/15/37, Callable 06/15/16 @ 100	803,296

Total Municipal Bonds (Cost $805,532)		803,296

U.S. Government Agency Mortgages (69.5%):
Federal Home Loan Mortgage Corporation (7.6%)

837,302	5.26%, 2/15/19, Series 3346 FA(a)	832,588
784,451	6.00%, 9/1/27	798,370
1,968,511	6.00%, 1/1/37	1,998,110
2,000,000	6.00%, 1/15/37, TBA	2,029,376
107,183	6.13%, 2/25/45(a)	106,908

		5,765,352

Federal Home Loan Mortgage Corporation (6.6%)

5,000,000	5.50%,01/15/38, TBA	4,989,060
Federal National Mortgage Association (54.0%)

999,900	5.50%, 12/1/22, Pool #911075	1,012,872
378,413	6.00%, 3/1/27	385,364
310,111	6.00%, 5/1/27	315,807
783,213	6.00%, 9/1/27	797,600
788,161	6.00%, 10/1/27	802,638
792,978	6.00%, 11/1/27	807,544
100,000	0.00%, 1/1/35	102,781
4,487,494	5.00%, 3/1/36, Pool #745336	4,381,017
569,834	5.50%, 3/1/36, Pool #745339	569,486
415,219	5.50%, 3/1/36, Pool #745354	414,966
1,464,357	6.00%, 8/1/36, Pool #882153	1,487,338
13,000,000	5.00%, 1/15/37, TBA	12,683,125

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares or
Principal		Fair
Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued

$1,500,000	5.50%, 1/15/37, TBA	$1,498,125
990,993	5.00%, 2/1/37	967,151
483,850	5.50%, 2/1/37, Pool #909639	483,305
942,305	5.50%, 3/1/37, Pool #888221	941,287
431,674	6.00%, 3/1/37, Pool #888268	438,449
496,506	6.00%, 3/1/37	504,298
878,875	6.50%, 6/1/37	$903,426
991,797	6.00%, 10/1/37	1,007,228
990,404	6.00%, 11/1/37	1,005,813
9,500,000	6.00%, 1/15/38	9,645,464

		41,155,084

Government National Mortgage Association (1.3%)

101,748	6.00%, 7/15/35, Pool #781964	104,243
100,406	6.00%, 5/15/36, Pool #654913	102,817
797,846	6.00%, 9/15/37, Pool #633033	816,949

		1,024,009

Total U.S. Government Agency Mortgages (Cost $52,779,147)		52,933,505

U.S. Treasury Obligations (0.9%):
U.S. Treasury Bills (0.9%)

720,000	3.01%, 03/13/08(c) (f)	715,633

Total U.S. Treasury Obligations (Cost $715,717)		715,633

Deposit Account (3.1%):
2,379,160	NTRS London Deposit Account	2,379,160

Total Deposit Account (Cost $2,379,160)		2,379,160

Purchased Call Options (0.9%):
200	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.00 Exp. 02/5/2008(d)	46,563
450	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75 Exp. 4/2/2008(d)	90,478
500	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75 Exp. 09/26/2008(d)	103,447
770	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75 Exp. 09/26/2008(d)	159,308
100	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75 Exp. 09/30/2008(d)	20,690
300	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75 Exp. 12/17/2008(d)	59,433
630	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.00 Exp. 12/17/2008(d)	148,667
200	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.20 Exp. 02/2/2009(d)	51,836

Total Purchased Call Options (Cost $139,090)		680,422

Collateral For Securities On Loan (2.0%):
1,493,068	Northern Trust Liquid Institutional Asset Portfolio	1,493,068

Total Collateral For Securities On Loan (Cost $1,493,068)		1,493,068

Total Investment Securities (Cost $107,750,343)(e) — 141.7%		107,965,475
Net other assets (liabilities) — (41.7)%		(31,767,833)

Net Assets — 100.0%		$76,197,642

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

MTN—Medium Term Note

TBA—To be announced. Represents 21.3% of the Fund’s net assets.

LIBOR—Represents the London InterBank Offered Rate

LLC—Limited Liability Co.

PLC—Public Liability Co.

*	Non-income producing security.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

ADR—American Depositary Receipt.

(a)	Variable or Floating Rate Security. The reflected rate is in effect as of December 31, 2007. The maturity date reflected is the final maturity date.

(b)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate presented represents the effective yield at December 31, 2007.

(d)	Rule 144A, or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2007, these securities represent 1.3% of net assets of the fund.

(e)	Cost for federal income tax purposes is $107,751,926. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$969,952
Unrealized depreciation	(756,403)

Net unrealized appreciation	$213,549

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	87.4%
United Kingdom	11.8%
Ireland	0.3%
Netherlands	0.1%
France	0.1%
Spain	0.1%
India	0.1%
Australia	0.1%

100.0%

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

As of December 31, 2007, the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract		Appreciation/
Long Contracts	Date	Amount	Fair Value	(Depreciation)
Receive 54,000 United Arab Emirates Dirham in exchange for U.S. Dollars	5/27/2008	$14,919	$14,917	$(2)
Receive 69,000 Australian Dollars in exchange for U.S. Dollars	1/24/2008	60,520	60,484	(36)
Receive 4,509,834 Brazilian Real in exchange for U.S. Dollars	7/2/2008	2,242,806	2,468,562	225,756
Receive 204,965 Brazilian Real in exchange for U.S. Dollars	3/4/2008	115,000	114,227	(773)
Receive 441,000,000 Indonesian Rupiah in Exchange for U.S. Dollars	5/27/2008	50,000	46,470	(3,530)
Receive 5,037,637 Indian Rupee in exchange for U.S. Dollars	5/12/2008	119,234	127,098	7,864
Receive 12,271,850 Indian Rupee in exchange for U.S. Dollars	8/12/2008	310,300	308,562	(1,738)
Receive 7,005,000 Japanese Yen in exchange for U.S. Dollars	2/7/2008	63,109	62,984	(125)
Receive 262,259,650 Korean Won in exchange for U.S. Dollars	1/30/2008	288,547	281,425	(7,122)
Receive 63,362,600 Korean Won in exchange for U.S. Dollars	5/30/2008	68,286	68,461	176
Receive 104,938,510 Korean Won in exchange for U.S. Dollars	8/4/2008	113,533	113,588	55
Receive 4,000 Kuwaiti Dinar in Exchange for U.S. Dollars	5/27/2008	14,641	14,742	101
Receive 3,965,009 Mexican Pesos in exchange for U.S. Dollars	3/13/2008	362,658	361,525	(1,133)
Receive 1,354,241 Mexican Pesos in exchange for U.S. Dollars	7/10/2008	121,354	122,122	768
Receive 666,014 Malaysian Ringgit in exchange for U.S. Dollars	5/21/2008	199,000	202,316	3,316
Receive 6,652,320 Philippine Peso in exchange for U.S. Dollars	5/19/2008	145,000	160,537	15,537
Receive 500,027 Polish Zloty in exchange for U.S. Dollars	3/13/2008	191,595	203,147	11,552
Receive 773,337 Polish Zloty in exchange for U.S. Dollars	7/10/2008	283,042	312,622	29,580
Receive 11,938,905 Russian Ruble in exchange for U.S. Dollars	1/11/2008	469,007	486,655	17,648
Receive 2,370,040 Russian Ruble in exchange for U.S. Dollars	7/10/2008	93,853	96,331	2,478
Receive 5,122,000 Russian Ruble in exchange for U.S. Dollars	11/19/2008	206,491	206,709	218
Receive 55,600 Saudi Arabian Riyal in exchange for U.S. Dollars	5/27/2008	14,997	14,942	(55)
Receive 351,996 Singapore Dollars in exchange for U.S. Dollars	2/20/2008	240,780	245,508	4,728
Receive 333,230 Singapore Dollars in exchange for U.S. Dollars	5/22/2008	223,134	233,535	10,401
Receive 7,446,100 South African Rand in exchange for U.S. Dollars	7/10/2008	991,118	1,050,916	59,798

Appreciation/Depreciation on Long Contracts				$375,462

	Delivery	Contract		Appreciation/
Short Contracts	Date	Amount	Fair Value	(Depreciation)
Deliver (304,000) Euro Dollars in exchange for U.S. Dollars	1/17/2008	$445,302	$444,559	$743
Deliver (652,000) British Sterling Pounds in exchange for U.S. Dollars	1/31/2008	1,311,642	1,296,525	15,117
Deliver (1,166,009) Mexican Pesos in exchange for U.S. Dollars	3/13/2008	105,450	106,315	(866)
Deliver (500,027) Polish Zloty in exchange for U.S. Dollars	3/13/2008	200,809	203,147	(2,338)
Deliver (773,338) Polish Zloty in exchange for U.S. Dollars	7/10/2008	309,127	312,622	(3,496)
Deliver (11,938,905) Russian Ruble in exchange for U.S. Dollars	1/11/2008	486,704	486,655	49
Deliver (2,370,040) Russian Ruble in exchange for U.S. Dollars	7/10/2008	95,953	96,331	(378)

Appreciation/Depreciation on Short Contracts				8,831

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Futures Contracts

(f)	Securities with an aggregate fair value of $715,633 have been segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2007:

				Unrealized
		Expiration	# of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)
U.S. Treasury 5-Year Note March Futures	Short	3/31/2008	(17)	$4,648
U.S. Treasury 2-Year Note March Futures	Short	4/1/2008	(14)	(11,563)
U.S. Treasury 10-Year Note March Futures	Long	3/31/2008	2	1,375
90-Day Eurodollar June Futures	Long	6/16/2008	109	309,900
90-Day Eurodollar September Futures	Long	9/15/2008	22	87,600
90-Day Eurodollar December Futures	Long	12/15/2008	172	649,738
90-Day Eurodollar March Futures	Long	3/16/2009	68	183,313
90-Day Eurodollar June Futures	Long	6/15/2009	31	102,663
90-Day Eurodollar September Futures	Long	9/14/2009	28	89,025
90-Day Eurodollar December Futures	Long	12/14/2009	11	47,162
90-Day Eurodollar March Futures	Long	3/15/2010	11	43,587
90-Day Sterling March Futures	Long	3/20/2008	16	12,198
90-Day Sterling June Futures	Long	6/19/2008	47	48,371
90-Day Sterling September Futures	Long	9/18/2008	29	61,052
90-Day Sterling December Futures	Long	12/18/2008	9	5,142
90-Day Sterling March Futures	Long	3/19/2009	11	32,702
90-Day Sterling June Futures	Long	6/18/2009	4	11,924

				$1,678,837

Total Return Swaps

					Unrealized
			Expiration	# of	Appreciation/
Counterparty	Receive Total Return	Pay	Date	Contracts	(Depreciation)

Merrill Lynch & Co., Inc.	Enhanced RAFI 1000	1-month USD LIBOR
	Total Return Index	plus 0.20%	10/15/08	358,674	$557,303
Bear Stearns & Co., Inc.	Enhanced RAFI 1000	1-month USD LIBOR
	Total Return Index	plus 0.30%	10/15/08	95,087	(15,196)
Credit Suisse First Boston	Enhanced RAFI 1000	1-month USD LIBOR
	Total Return Index	plus 0.25%	10/15/08	99,531	150,384
Merrill Lynch & Co., Inc.	Enhanced RAFI 1000	1-month USD LIBOR
	Total Return Index	plus 0.25%	08/18/08	52,381	(616,422)

					$76,069

Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation/
Counterparty	Refernce Equity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Royal Bank of Scotland	Lehman Brothers	Sell	0.30%	9/20/2008	$100,000	$(919)
Citibank,NA	HY-8 100 Future	Sell	2.14	6/20/2012	500,000	(6,185)
Deutsche Bank Group(d)	Reynolds American Inc.	Sell	0.30	6/20/2008	300,000	272
HSBC Bank USA, NA	Russian Federation	Sell	0.24	2/20/2008	700,000	(244)
Credit Suisse First Boston	Federal Republic of Panama	Sell	0.30	2/20/2009	700,000	(1,586)
Morgan Stanley	Gov’t of Ukraine	Sell	0.61	2/20/2009	400,000	(2,376)
Barclays Capital	Federal Republic of Indonesia	Sell	0.37	3/20/2009	700,000	(4,128)
Morgan Stanley	Federal Republic of Peru	Sell	0.31	3/20/2009	300,000	(694)
Bank of America	GMAC LLC.	Sell	1.00	9/20/2008	1,000,000	(46,910)

						$(62,770)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Interest Rate Swaps

						Unrealized
		(Pay)/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Morgan Stanley	Brazil Cetip Interbank Deposit Rate	Receive	12.78%	1/4/2010	$300,000	$151
Goldman Sachs Group	France-CPI Ex Tobacco	Receive	2.00	3/15/2012	800,000	(14,475)
Credit Suisse First Boston	6-Month GBP LIBOR	Receive	5.00	6/15/2009	100,000	1,117
Goldman Sachs Group	6-Month EUR LIBOR	Receive	4.00	3/20/2009	200,000	(1,021)
Barclays Capital (d)	6-Month GBP LIBOR	Receive	6.00	3/20/2009	300,000	2,154
Barclays Capital (d)	6-Month GBP LIBOR	Receive	6.00	12/20/2008	500,000	2,175
Deutsche Bank AG (d)	6-Month GBP LIBOR	Receive	6.00	12/20/2008	300,000	1,217
Royal Bank of Scotland (d)	6-Month GBP LIBOR	Pay	4.00	12/15/2036	100,000	(245)
CitiBank	Mexico Interbank	Receive	8.17	11/4/2016	200,000	(433)
Merrill Lynch & Co. (d)	Brazil Cetip Interbank Deposit Rate	Receive	12.95	1/4/2010	100,000	3,940
Goldman Sachs Group	6-Month GBP LIBOR	Receive	5.00	6/15/2009	600,000	6,180
Barclays Capital	6-Month GBP LIBOR	Pay	5.00	6/15/2009	300,000	5,673
Barclays Capital	Brazil Cetip Interbank Deposit Rate	Receive	11.36	1/4/2010	300,000	1,132
Goldman Sachs Group	Brazil Cetip Interbank Deposit Rate	Receive	11.47	1/4/2010	100,000	212
Merrill Lynch & Co.	Brazil Cetip Interbank Deposit Rate	Receive	11.43	1/4/2010	200,000	326
Royal Bank of Scotland (d)	6-Month GBP LIBOR	Receive	6.00	3/20/2009	200,000	1,342
Union Bank of Switzerland	Brazil Cetip Interbank Deposit Rate	Pay	10.58	1/2/2012	400,000	9,389
Merrill Lynch & Co.	Brazil Cetip Interbank Deposit Rate	Pay	11.98	1/2/2012	400,000	4,696
Interest Rate Swaps
Barclays Capital	Brazil Cetip Interbank Deposit Rate	Receive	12.54	1/2/2012	200,000	110
Union Bank of Switzerland	Brazil Cetip Interbank Deposit Rate	Pay	12.54	1/2/2012	200,000	(2,091)
Morgan Stanley (d)	3-Month US LIBOR	Pay	5.00	6/18/2018	500,000	9,090
Bank of America (d)	3-Month US LIBOR	Pay	5.00	6/18/2010	200,000	1,287
Deutsche Bank AG (d)	3-Month US LIBOR	Pay	4.00	6/18/2010	1,500,000	1,999
Barclays Capital (d)	3-Month US LIBOR	Pay	4.00	6/18/2010	900,000	3,963
Goldman Sachs Group	Mexico Interbank	Receive	7.78	4/3/2012	900,000	(1,645)
Deutsche Bank AG (d)	6-Month GBP LIBOR	Receive	4.00	12/15/2036	300,000	(21,104)
Royal Bank of Scotland (d)	3-Month US LIBOR	Pay	4.00	6/18/2010	1,900,000	4,550
Merrill Lynch & Co. (d)	3-Month US LIBOR	Pay	4.00	6/18/2010	900,000	4,200
Royal Bank of Scotland (d)	3-Month US LIBOR	Pay	5.00	6/18/2018	2,300,000	21,690
Morgan Stanley	6-Month EUR LIBOR	Pay	4.50	3/19/2010	400,000	775
Royal Bank of Scotland (d)	3-Month US LIBOR	Receive	5.00	6/18/2038	200,000	(5,577)
Morgan Stanley	3-Month US LIBOR	Pay	4.00	6/18/2010	300,000	1,313
Bank of America (d)	3-Month US LIBOR	Pay	4.00	6/18/2010	3,000,000	10,501
Bank of America (d)	3-Month US LIBOR	Receive	5.00	6/18/2038	500,000	(8,986)
Bank of America	3-Month US LIBOR	Pay	4.00	6/18/2013	300,000	3,337
Goldman Sachs Group (d)	6-Month GBP LIBOR	Pay	6.00	6/19/2009	1,500,000	32,894
Goldman Sachs Group	6-Month GBP LIBOR	Pay	5.50	12/15/2036	100,000	(10,919)
CitiBank (d)	3-Month US LIBOR	Receive	5.00	6/18/2038	100,000	(3,517)
Union Bank of Switzerland	3-Month Australian Bank Bill Rate	Pay	7.00	9/15/2009	2,300,000	(12,562)
Deutsche Bank AG (d)	6-Month EUR LIBOR	Pay	5.00	12/19/2009	400,000	3,751
Barclays Capital (d)	6-Month BBA JP LIBOR	Pay	2.00	12/19/2017	10,000,000	2,271
Deutsche Bank AG (d)	6-Month BBA JP LIBOR	Pay	2.00	12/19/2017	10,000,000	2,304

						$61,164

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Options on Futures

	Exercise	Expiration	Number of		Fair
Security Description	Price	Date	Contracts	Premium	Value

Call — CBOT US 5 Year Treasury Note March Future	111	2/22/2008	(4)	$(2,424)	$(2,875)
Put — CBOT US 5 Year Treasury Note March Future	109	2/22/2008	(4)	(2,862)	(1,750)
Call — CBOT US 10 Year Treasury Note March Future	111	2/22/2008	(2)	(837)	(5,688)
Call — CBOT US 10 Year Treasury Note March Future	112	2/22/2008	(2)	(1,619)	(4,282)
Call — CBOT US 10 Year Treasury Note March Future	114	2/22/2008	(9)	(7,392)	(10,125)
Put — CBOT US 10 Year Treasury Note March Future	110	2/22/2008	(9)	(4,893)	(2,250)

				$(20,027)	$(26,970)

Written Swap Options

		Pay/Receive	Exercise	Expiration	Number of		Fair
Description	Counterparty	Floating Index	Rate	Date	Contracts	Premium	Value

Call — OTC 5-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	5.10%	2/5/2008	100	$(12,000)	$(40,935)
Call — OTC 5-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	4.90	4/2/2008	110	(14,657)	(37,102)
Call — OTC 5-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	4.95	4/2/2008	100	(12,300)	(35,659)
Call — OTC 5-Year Interest Rate Swap	Bank of America	Rec — 3-month USD-LIBOR	4.95	9/26/2008	250	(27,881)	(89,505)
Call — OTC 2-Year Interest Rate Swap	Lehman Brothers	Rec — 3-month USD-LIBOR	4.95	9/26/2008	330	(27,563)	(118,146)
Call — OTC 5-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	4.95	9/30/2008	50	(4,100)	(17,901)
Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	5.20	12/12/2008	210	(21,317)	(97,386)
Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	5.00	12/12/2008	100	(10,300)	(38,530)
Call — OTC 5-Year Interest Rate Swap	Barclay’s Capital	Rec — 3-month USD-LIBOR	5.45	2/2/2009	100	(17,195)	(50,077)

						$(147,313)	$(525,241)

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL PIMCO
Fundamental
IndexPLUS
Total Return
Fund

Assets
Investment securities, at cost	$107,750,343

Investment securities, at value*	$107,965,475
Foreign currency, at value (cost $338,891)	336,293
Interest and dividends receivable	350,832
Receivable for capital shares issued	70,437
Receivable for investments sold	1,009,297
Receivable for foreign currency exchange contracts	405,885
Unrealized appreciation on credit default swaps	272
Unrealized appreciation on total return swaps	707,687
Unrealized appreciation on interest rate swaps	143,739
Swap premiums paid	209,794
Net receivable for variation margin on futures contracts	71,210
Prepaid expenses	1,144

Total Assets	111,272,065

Liabilities:
Options written, at value (premiums received $167,340)	552,211
Cash overdraft	11,778
Payable for foreign currency exchange contracts	21,592
Payable for investments purchased	32,043,035
Payable for capital shares redeemed	6,790
Payable for return of collateral received	1,493,068
Unrealized depreciation on credit default swaps	63,042
Unrealized depreciation on total return swaps	631,618
Unrealized depreciation on interest rate swaps	82,575
Swap premiums received	75,137
Manager fees payable	48,456
Administration fees payable	2,777
Distribution fees payable	16,042
Administrative and compliance services fees payable	1,304
Other accrued liabilities	24,998

Total Liabilities	35,074,423

Net Assets	$76,197,642

Net Assets Consist of:
Capital	$76,279,823
Accumulated net investment income/(loss)	(545,969)
Accumulated net realized gains/(losses) from investment transactions	(1,502,090)
Net unrealized appreciation/(depreciation) on investments	1,965,878

Net Assets	$76,197,642

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,452,737
Net Asset Value (offering and redemption price per share)	$10.22

*	Includes securities on loan of $1,462,957.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL PIMCO
Fundamental
IndexPLUS
Total Return
Fund

Investment Income:
Interest	$3,736,381
Dividends	26,237
Income from securities lending	3,146

Total Investment Income	3,765,764

Expenses:
Manager fees	530,546
Administration fees	31,281
Distribution fees	176,849
Accounting agent fees	8,307
Custodian fees	41,726
Administrative and compliance service fees	2,633
Trustees’ fees	4,071
Professional fees	9,485
Shareholder reports	4,913
Other expenses	44,379

Total expenses before reductions	854,190
Less expenses waived/reimbursed by the Manager	(9,903)

Net expenses	844,287

Net Investment Income/(Loss)	2,921,477

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	623,631
Net realized gains/(losses) on options transactions	63,960
Net realized gains/(losses) on swap agreements	(1,720,313)
Net realized gains/(losses) on futures transactions	(338,467)
Change in unrealized appreciation/(depreciation) on investments	2,616,446

Net Realized/ Unrealized Gains/(Losses) on Investments	1,245,257

Change in Net Assets Resulting From Operations	$4,166,734

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL PIMCO Fundamental
	IndexPLUS Total Return Fund
	Year Ended	May 1, 2006 to
	December 31,	December 31,
	2007	2006(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,921,477	$1,415,015
Net realized gains/(losses) on investment transactions	(1,371,189)	5,689,147
Change in unrealized appreciation/(depreciation) on investments	2,616,446	(650,568)

Change in net assets resulting from operations	4,166,734	6,453,594

Dividends to Shareholders:
From net investment income	(3,960,871)	(1,394,825)
Return of Capital	(1,820,819)	—
From net realized gains on investments	(85,741)	(3,217,524)

Change in net assets resulting from dividends to shareholders	(5,867,431)	(4,612,349)

Capital Transactions:
Proceeds from shares issued	22,875,724	65,959,100
Proceeds from dividends reinvested	5,867,431	4,612,349
Value of shares redeemed	(16,967,439)	(6,290,071)

Change in net assets resulting from capital transactions	11,775,716	64,281,378

Change in net assets	10,075,019	66,122,623
Net Assets:
Beginning of period	66,122,623	—

End of period	$76,197,642	$66,122,623

Accumulated net investment income/(loss)	$(545,969)	$2,454,112

Share Transactions:
Shares issued	2,121,140	6,533,879
Dividends reinvested	570,889	443,069
Shares redeemed	(1,585,502)	(630,738)

Change in shares	1,106,527	6,346,210

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended	May 1, 2006 to
	December 31,	December 31,
	2007	2006(a)

Net Asset Value, Beginning of Period	$10.42	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.41	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	0.25	0.96

Total from Investment Activities	0.66	1.19

Dividends to Shareholders From:
Net Investment Income	(0.61)	(0.23)
Return of Capital	(0.24)	—
Net Realized Gains	(0.01)	(0.54)

Total Dividends	(0.86)	(0.77)

Net Asset Value, End of Period	$10.22	$10.42

Total Return(b) (c)	6.66%	11.97%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$76,198	$66,123
Net Investment Income/(Loss)(d)	4.13%	4.07%
Expenses Before Reductions(d) (e)	1.21%	1.19%
Expenses Net of Reductions(d)	1.19%	1.19%
Portfolio Turnover Rate(c)	138.38%	7.35%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL PIMCO Fundamental IndexPLUS Total Return Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

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AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (”variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the ”lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2007

has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transactions in options written during the year ended December 31, 2007, were as follows:

	Number of
Written Option Transactions	Contracts	Premiums
Options outstanding at December 31, 2006	(1,072)	$(117,915)
Options written	(1,882)	(302,830)
Options exercised	—	—
Options bought back	1,049	119,352
Options expired	525	134,053

Options outstanding at December 31, 2007	(1,380)	$(167,340)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return and credit default swap agreements to manage its exposure to market and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted obligation. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2007

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,493,068	$1,462,957

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Pacific Investment Management Company LLC (“PIMCO”), PIMCO provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2007

payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL PIMCO Fundamental IndexPLUS Total Return Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$9,903

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $2,545 was paid from the Fund relating to these fees and expenses.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2007

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$91,224,543	$79,547,599

For the year ended December 31, 2007, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$67,194,305	$49,242,134

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant of the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2007, the Fund held restricted securities representing 1.3% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2007 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value

Preferred Stock:
DG Funding Trust	10/1/2007	$361,688	34	$358,806
Purchased Options:
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.00, Exp. 2/1/2008	1/22/2007	9,918	200	46,563
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75, Exp. 12/15/2008	5/25/2007	10,590	300	59,433
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75, Exp. 9/26/2008	5/16/2007	24,000	500	103,447
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.00, Exp. 12/15/2008	6/18/2007	22,272	630	148,667
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75, Exp. 3/31/2008	8/20/2007	26,325	450	90,478
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75, Exp. 9/26/2008	5/23/2007	27,410	770	159,308
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75, Exp. 9/26/2008	5/23/2007	3,575	100	20,690
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.20, Exp. 2/2/2009	8/8/2007	15,000	200	51,836

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2007

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $61,473 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Return of	Total
	Income	Capital Gains	Capital	Distributions(a)
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,865,282	$2,181,330	$1,820,819	$5,867,431

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$4,220,149	$392,200	$4,612,349

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
		Undistributed		Capital		Total
	Undistributed	Long-Term Capital	Accumulated	and Other	Unrealized	Accumulated
	Ordinary Income	Gains	Earnings	Losses	Depreciation(a)	Earnings
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$—	$—	$—	$(61,473)	$(20,708)	$(82,181)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL PIMCO Fundamental IndexPLUS Total Return Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2007, the Fund had net long-term capital gains of $2,181,330.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios	Other
	Held with			Overseen for	Directorships
	Allianz	Term of		Allianz	Held Outside
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

Officers

Positions
	Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM S&P 500 Index Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM S&P 500 Index Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM S&P 500 Index Fund and The Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2007 through the period ended December 31, 2007?
From its inception through the period ended December 31, 2007, the AZLSM S&P 500 Index Fund (Class 2 Shares) returned –0.25% compared to a 0.38% gain for its benchmark, the S&P 500 Index1.
The stock market faced mounting volatility during the period under review, as investors attempted to interpret the potential effects of weakness in the housing market, the subprime mortgage crisis, the resulting credit crunch and strong global economic growth. The S&P 500 alternated several rallies and declines between May and December.
The Fund benefited from a shift in favor of large-cap stocks, which had trailed smaller shares for several years prior to the period. That change in market leadership stemmed in part from the strength of the global economy, which disproportionately benefited multinational firms. Declines in the value of the dollar versus foreign currencies also benefited companies with international operations, by making their products and services more competitive abroad and by increasing the value of foreign profits.*
Energy stocks led the index. Strong global demand, especially from emerging markets such as China, India and Latin America, caused the price of crude oil nearly to double by the end of the period. Rising oil prices bolstered profits at firms throughout the energy sector, boosting energy stocks’ returns. Information technology stocks also added to the Fund’s return, led by shares of large consumer-oriented hardware and software companies that had successful product launches during 2007. Technology stocks also benefited from strong global economic growth, which supported healthy demand for their products. Consumer staples stocks benefited from foreign demand as well, helping that sector post healthy returns.*
The financial sector was the worst performing sector in the S&P 500 during the period under review. Banks, brokerage firms and insurance companies that had exposure to mortgages or to mortgage-backed securities suffered from rising defaults on sub-prime home loans, leading to large write-offs and pushing down the companies’ stock prices. Shares of real estate investment trusts (REITs) also posted large losses due to the slumping real estate market.*
Consumer discretionary stocks represented the other major drag on the Fund’s performance. Investors sold shares of retail and homebuilding stocks out of concern that declining home values, a more difficult environment for mortgage refinancing and high-energy prices would reduce consumer spending.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1] The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZLSM S&P 500 Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. To pursue its goal the Fund’s Subadviser normally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2007

	Inception	Since
	Date	Inception

AZLSM S&P 500 Index Fund (Class 1 Shares)	5/14/07	–1.48%

AZLSM S&P 500 Index Fund (Class 2 Shares)	5/1/07	–0.25%

S&P 500 Index	4/30/07	0.38%†

Expense Ratio

Gross (Class 1 Shares)	0.24%

Gross (Class 2 Shares)	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses of Class 1 Shares to 0.24% and Class 2 Shares to 0.49% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†The since inception performance data and hypothetical $10,000 investment for the S&P 500 Index is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL S&P 500 Index Fund	Class 1	$1,000.00	$983.30	$1.20	0.24%
	Class 2	$1,000.00	$981.80	$2.45	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL S&P 500 Index Fund	Class 1	$1,000.00	$1,024.00	$1.22	0.24%
	Class 2	$1,000.00	$1,022.74	$2.50	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL S&P 500 Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	2.8%
Air Freight & Logistics	0.9
Airlines	0.1
Auto Components	0.2
Automobiles	0.3
Beverages	2.4
Biotechnology	1.1
Building Products	0.1
Capital Markets	2.8
Chemicals	1.8
Commercial Banks	3.3
Commercial Services & Supplies	0.5
Communications Equipment	2.7
Computers & Peripherals	4.3
Construction & Engineering	0.2
Construction Materials	0.1
Consumer Finance	0.7
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.2
Diversified Financial Services	4.5
Diversified Telecommunication Services	3.2
Electric Utilities	2.1
Electrical Equipment	0.5
Electronic Equipment & Instruments	0.2
Energy Equipment & Services	2.5
Food & Staples Retailing	2.3
Food Products	1.5
Gas Utilities	0.2
Health Care Equipment & Supplies	1.7
Health Care Providers & Services	2.4
Health Care Technology	0.0
Hotels Restaurants & Leisure	1.4
Household Durables	0.4
Household Products	2.4
Independent Power Producers & Energy Traders	0.3
Industrial Conglomerates	3.5
Insurance	4.2
Internet & Catalog Retail	0.3
Internet Software & Services	1.9
IT Services	0.8
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.3
Machinery	1.9
Media	2.8
Metals & Mining	1.0
Multi-Utilities	1.1
Multiline Retail	0.7
Office Electronics	0.1

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Oil Gas & Consumable Fuels	10.1%
Paper & Forest Products	0.3
Personal Products	0.2
Pharmaceuticals	6.2
Real Estate Investment Trusts (REITs)	1.0
Real Estate Management & Development	0.0
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	2.7
Software	3.8
Specialty Retail	1.6
Textiles Apparel & Luxury Goods	0.4
Thrifts & Mortgage Finance	0.7
Tobacco	1.4
Trading Companies & Distributors	0.0
Wireless Telecommunication Services	0.4
U.S. Treasury Obligation	0.2
Short-Term Investments	6.4

105.2%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (98.6%):
Aerospace & Defense (2.8%):

1,650	Boeing Co. (The)	$144,309
850	General Dynamics Corp.	75,641
250	Goodrich Corp.	17,653
1,600	Honeywell International, Inc.	98,512
250	L-3 Communications Holdings, Inc.	26,485
750	Lockheed Martin Corp.	78,945
750	Northrop Grumman Corp.	58,980
300	Precision Castparts Corp.	41,610
900	Raytheon Co.	54,630
350	Rockwell Collins, Inc.	25,189
2,150	United Technologies Corp.	164,561

		786,515

Air Freight & Logistics (0.9%):

350	C.H. Robinson Worldwide, Inc.	18,942
450	Expeditors International of Washington, Inc.	20,106
650	FedEx Corp.	57,961
2,250	United Parcel Service, Inc., Class B	159,120

		256,129

Airline (0.1%):

1,600	Southwest Airlines Co.	19,520

Auto Components (0.2%):

500	Goodyear Tire & Rubber Co.*	14,110
1,300	Johnson Controls, Inc.	46,852

		60,962

Automobiles (0.3%):

4,550	Ford Motor Co.*^	30,622
1,200	General Motors Corp.^	29,868
500	Harley-Davidson, Inc.	23,355

		83,845

Beverages (2.4%):

1,600	Anheuser-Busch Cos., Inc.	83,744
200	Brown-Forman Corp., Class B	14,822
4,250	Coca-Cola Co.	260,822
600	Coca-Cola Enterprises, Inc.	15,618
400	Constellation Brands, Inc.*^	9,456
300	Molson Coors Brewing Co.	15,486
300	Pepsi Bottling Group, Inc. (The)	11,838
3,450	PepsiCo, Inc.	261,855

		673,641

Biotechnology (1.1%):

2,350	Amgen Corp.*	109,134
650	Biogen, Inc.*	36,998
850	Celgene Corp.*	39,278
550	Genzyme Corp.*	40,942
2,000	Gilead Sciences, Inc.*	92,020

		318,372

Building Products (0.1%):

800	Masco Corp.	17,288

Capital Markets (2.8%):

500	Ameriprise Financial, Inc.	27,555
250	Bear Stearns Cos., Inc.^	22,063
2,000	Charles Schwab Corp.	51,100
800	E*TRADE Financial Corp.*^	2,840
200	Federated Investors, Inc.	8,232
350	Franklin Resources, Inc.	40,050
850	Goldman Sachs Group, Inc.	182,792
350	Janus Capital Group, Inc.	11,498
300	Legg Mason, Inc.	21,945
1,150	Lehman Brothers Holdings, Inc.	75,256
1,850	Merrill Lynch & Co.	99,308
2,300	Morgan Stanley Dean Witter & Co.	122,153
400	Northern Trust Corp.	30,632
850	State Street Corp.	69,020
550	T. Rowe Price Group, Inc.	33,484

		797,928

Chemicals (1.8%):

450	Air Products & Chemicals, Inc.	44,383
100	Ashland, Inc.	4,743
1,950	E.I. du Pont de Nemours & Co.	85,975
150	Eastman Chemical Co.	9,164
400	Ecolab, Inc.	20,484
200	Hercules, Inc.	3,870
200	International Flavor and Fragrances, Inc.	9,626
1,200	Monsanto Co.	134,028
350	PPG Industries, Inc.	24,580
700	Praxair, Inc.	62,097
250	Rohm & Haas Co.	13,268
300	Sigma Aldrich Corp.	16,380
2,050	The Dow Chemical Co.	80,811

		509,409

Commercial Banks (3.3%):

2,426	Bank of New York Mellon Corp.	118,292
1,200	BB&T Corp.	36,804
350	Comerica, Inc.	15,236
400	Commerce Bancorp, Inc.	15,256
1,150	Fifth Third Bancorp	28,900
200	First Horizon National Corp.^	3,630
800	Huntington Bancshares, Inc.	11,808
800	KeyCorp	18,760
150	M&T Bank Corp.	12,236
548	Marshall & Ilsley Corp.	14,511
1,300	National City Corp.	21,398
750	PNC Financial Services Group, Inc.	49,237
1,500	Regions Financial Corp.^	35,475
750	SunTrust Banks, Inc.	46,867
0	Synovus Financial Corp.	0
3,700	U.S. Bancorp	117,438
4,250	Wachovia Corp.	161,627

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

7,250	Wells Fargo Co.	$218,877
250	Zions Bancorp	11,673

		938,025

Commercial Services & Supplies (0.5%):

600	Allied Waste Industries, Inc.*^	6,612
250	Avery Dennison Corp.^	13,285
300	Cintas Corp.	10,086
300	Equifax, Inc.	10,908
250	Monster Worldwide, Inc.*^	8,100
450	Pitney Bowes, Inc.	17,118
450	R.R. Donnelley & Sons Co.	16,983
350	Robert Half International, Inc.	9,464
1,100	Waste Management, Inc.	35,937

		128,493

Communications Equipment (2.7%):

200	Ciena Corp.*^	6,822
13,050	Cisco Systems, Inc.*	353,263
3,400	Corning, Inc.	81,566
400	JDS Uniphase Corp.*^	5,320
1,100	Juniper Networks, Inc.*	36,520
4,900	Motorola, Inc.	78,596
3,500	QUALCOMM, Inc.	137,725
900	Tellabs, Inc.*	5,886
1,050	Tyco Electronics, Ltd.	38,987

		744,685

Computers & Peripherals (4.3%):

1,880	Apple Computer, Inc.*	372,390
4,800	Dell Computer Corp.*	117,648
4,500	EMC Corp.*	83,385
5,550	Hewlett Packard Co.	280,164
2,950	International Business Machines Corp.	318,895
200	Lexmark International, Inc.*	6,972
750	Network Appliance, Inc.*	18,720
300	QLogic Corp.*	4,260
500	SanDisk Corp.*^	16,585

		1,219,019

Construction & Engineering (0.2%):

200	Fluor Corp.	29,144
250	Jacobs Engineering Group, Inc.*	23,903

		53,047

Construction Materials (0.1%):

350	Trane, Inc.	16,349
250	Vulcan Materials Co.^	19,772

		36,121

Consumer Finance (0.7%):

2,500	American Express Co.	130,050
850	Capital One Financial Corp.	40,171
1,050	SLM Corp.	21,147

		191,368

Containers & Packaging (0.1%):

200	Ball Corp.	9,000
200	Bemis Co., Inc.	5,476
300	Pactiv Corp.*	7,989
300	Sealed Air Corp.	6,942

		29,407

Distributors (0.1%):

350	Genuine Parts Co.	16,205

Diversified Consumer Services (0.2%):

300	Apollo Group, Inc., Class A*	21,045
700	H&R Block, Inc.	12,999
400	Total System Services, Inc.	11,200

		45,244

Diversified Financial Services (4.5%):

400	American Capital Strategies, Ltd.^	13,184
9,550	Bank of America Corp.	394,033
350	CIT Group, Inc.	8,411
10,750	Citigroup, Inc.	316,480
120	CME Group, Inc.	82,320
1,000	Discover Financial Services	15,080
150	Intercontinental Exchange, Inc.*	28,875
7,200	J.P. Morgan Chase & Co.	314,280
350	Leucadia National Corp.	16,485
450	Moody’s Corp.^	16,065
550	NYSE Euronext	48,273

		1,253,486

Diversified Telecommunication Services (3.2%):

13,050	AT&T, Inc.	542,358
250	CenturyTel, Inc.	10,365
700	Citizens Communications Co.^	8,911
350	Embarq Corp.	17,335
3,400	Qwest Communications International, Inc.*^	23,834
6,200	Verizon Communications, Inc.	270,878
1,050	Windstream Corp.	13,671

		887,352

Electric Utilities (2.1%):

350	Allegheny Energy, Inc.	22,264
850	American Electric Power Co., Inc.	39,576
2,700	Duke Energy Corp.	54,459
1,000	Dynegy, Inc.*	7,140
700	Edison International	37,359
400	Entergy Corp.	47,808
1,400	Exelon Corp.	114,296

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Electric Utilities, continued

650	FirstEnergy Corp.	$47,021
900	FPL Group, Inc.	60,903
450	Pepco Holdings, Inc.	13,199
200	Pinnacle West Capital Corp.	8,482
800	PPL Corp.	41,672
550	Progress Energy, Inc.	26,636
1,650	Southern Co.	63,937

		584,752

Electrical Equipment (0.5%):

400	Cooper Industries, Ltd., Class A	21,152
1,700	Emerson Electric Co.	96,322
300	Rockwell International Corp.	20,688

		138,162

Electronic Equipment & Instruments (0.2%):

850	Agilent Technologies, Inc.*	31,229
400	Jabil Circuit, Inc.	6,108
300	Molex, Inc.	8,190

		45,527

Energy Equipment & Services (2.5%):

700	Baker Hughes, Inc.	56,770
650	BJ Services Co.	15,769
300	ENSCO International, Inc.^	17,886
1,900	Halliburton Co.	72,029
600	Nabors Industries, Ltd.*	16,434
750	National-Oilwell Varco, Inc.*	55,095
600	Noble Corp.	33,906
250	Rowan Companies, Inc.^	9,865
2,550	Schlumberger, Ltd.	250,843
450	Smith International, Inc.	33,233
695	Transocean, Inc.*	99,441
750	Weatherford International, Ltd.*	51,450

		712,721

Food & Staples Retailing (2.3%):

950	Costco Wholesale Corp.	66,272
3,200	CVS Corp.	127,200
1,450	Kroger Co.	38,729
950	Safeway, Inc.	32,500
450	Supervalu, Inc.	16,884
1,300	SYSCO Corp.	40,573
5,100	Wal-Mart Stores, Inc.	242,403
2,150	Walgreen Co.	81,872
300	Whole Foods Market, Inc.^	12,240

		658,673

Food Products (1.5%):

1,400	Archer-Daniels Midland Co.	65,002
500	Campbell Soup Co.	17,865
1,000	ConAgra, Inc.	23,790
300	Dean Foods Co.	7,758
750	General Mills, Inc.	42,750
700	H.J. Heinz Co.	32,676
350	Hershey Foods Corp.^	13,790
550	Kellogg Co.	28,836
3,350	Kraft Foods, Inc.	109,310
250	McCormick & Co.	9,478
1,550	Sara Lee Corp.	24,893
600	Tyson Foods, Inc., Class A	9,198
450	W.M. Wrigley Jr. Co.	26,348

		411,694

Gas Utilities (0.2%):

100	NICOR, Inc.^	4,235
350	Noble Energy, Inc.	27,832
350	Questar Corp.	18,935

		51,002

Health Care Equipment & Supplies (1.7%):

200	Bard (C.R.), Inc.	18,960
1,350	Baxter International, Inc.	78,367
500	Becton Dickinson & Co.	41,790
2,900	Boston Scientific Corp.*	33,727
1,050	Covidien, Ltd.	46,505
350	Hospira, Inc.*	14,924
2,450	Medtronic, Inc.	123,161
750	St. Jude Medical, Inc.*	30,480
500	Stryker Corp.	37,360
250	Varian Medical Systems, Inc.*	13,040
500	Zimmer Holdings, Inc.*	33,075

		471,389

Health Care Providers & Services (2.4%):

1,100	Aetna, Inc.	63,503
350	Amerisource Bergen Corp.	15,705
800	Cardinal Health, Inc.	46,200
600	CIGNA Corp.	32,238
350	Coventry Health Care, Inc.*	20,737
550	Express Scripts, Inc.*	40,150
350	Humana, Inc.*	26,358
250	Laboratory Corp. of America Holdings*	18,883
600	McKesson HBOC, Inc.	39,306
600	Medco Health Solutions, Inc.*	60,840
300	Patterson Companies, Inc.*	10,185
350	Quest Diagnostics, Inc.	18,515
900	Tenet Healthcare Corp.*^	4,572
2,800	UnitedHealth Group, Inc.	162,960
1,250	Wellpoint, Inc.*	109,662

		669,814

Health Care Technology (0.0%):

400	IMS Health, Inc.	9,216

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Hotels, Restaurants & Leisure (1.4%):

950	Carnival Corp.	$42,265
300	Darden Restaurants, Inc.	8,313
400	Harrah’s Entertainment, Inc.	35,500
700	International Game Technology	30,751
650	Marriott International, Inc., Class A	22,217
2,550	McDonald’s Corp.	150,220
1,500	Starbucks Corp.*	30,705
450	Starwood Hotels & Resorts Worldwide, Inc.	19,814
200	Wendy’s International, Inc.	5,168
350	Wyndham Worldwide Corp.	8,246
1,100	YUM! Brands, Inc.	42,097

		395,296

Household Durables (0.4%):

150	Black & Decker Corp.	10,448
250	Centex Corp.^	6,315
600	D. R. Horton, Inc.	7,902
350	Fortune Brands, Inc.	25,326
150	Harman International Industries, Inc.	11,057
100	KB Home	2,160
300	Leggett & Platt, Inc.	5,232
300	Lennar Corp.^	5,367
600	Newell Rubbermaid, Inc.	15,528
400	Pulte Corp.^	4,216
100	Snap-On, Inc.	4,824
200	Stanley Works (The)	9,696
150	Whirlpool Corp.	12,244

		120,315

Household Products (2.4%):

300	Clorox Co. (The)	19,551
1,100	Colgate-Palmolive Co.	85,756
900	Kimberly-Clark Corp.	62,406
6,700	Procter & Gamble Co.	491,914

		659,627

Independent Power Producers & Energy Traders (0.3%):

1,450	AES Corp. (The)*	31,016
400	Constellation Energy Group, Inc.	41,012

		72,028

Industrial Conglomerates (3.5%):

1,550	3M Co.	130,696
21,700	General Electric Co.	804,419
550	Textron, Inc.	39,215

		974,330

Insurance (4.2%):

700	ACE, Ltd.	43,246
1,050	AFLAC, Inc.	65,761
1,250	Allstate Corp. (The)	65,287
200	AMBAC Financial Group, Inc.^	5,154
5,450	American International Group, Inc.	317,735
650	AON Corp.	30,999
200	Assurant, Inc.	13,380
800	Chubb Corp. (The)	43,664
350	Cincinnati Financial Corp.	13,839
950	Genworth Financial, Inc.	24,178
650	Hartford Financial Services Group, Inc.	56,673
600	Lincoln National Corp.	34,932
950	Loews Corp.	47,823
1,100	Marsh & McLennan Cos., Inc.	29,117
250	MBIA, Inc.^	4,658
1,600	MetLife, Inc.	98,592
550	Principal Financial Group, Inc.	37,862
1,450	Progressive Corp. (The)	27,782
1,000	Prudential Financial, Inc.	93,040
200	SAFECO Corp.	11,136
200	Torchmark Corp.	12,106
1,400	Travelers Cos., Inc. (The)	75,320
800	UnumProvident Corp.	19,032
400	XL Capital, Ltd., Class A	20,124

		1,191,440

Internet & Catalog Retail (0.3%):

650	Amazon.com, Inc.*	60,216
450	Expedia, Inc.*	14,229
400	InterActive Corp.*	10,768

		85,213

Internet Software & Services (1.9%):

350	Akamai Technologies, Inc.*^	12,110
2,450	eBay, Inc.*	81,315
500	Google, Inc.*	345,740
400	Teradata Corp.*	10,964
500	VeriSign, Inc.*	18,805
2,850	Yahoo!, Inc.*	66,291

		535,225

IT Services (0.8%):

200	Affiliated Computer Services, Inc.*	9,020
1,150	Automatic Data Processing, Inc.	51,209
600	Cognizant Technology Solutions Corp.*	20,364
350	Computer Sciences Corp.*	17,315
300	Convergys Corp.*	4,938
1,050	Electronic Data Systems Corp.	21,766
350	Fidelity National Information Services, Inc.	14,557
350	Fiserv, Inc.*	19,422
700	Paychex, Inc.	25,354
700	Unisys Corp.*	3,311
1,550	Western Union Co.	37,634

		224,890

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Leisure Equipment & Products (0.1%):

200	Brunswick Corp.^	$3,410
600	Eastman Kodak Co.^	13,122
300	Hasbro, Inc.	7,674
800	Mattel, Inc.	15,232

		39,438

Life Sciences Tools & Services (0.3%):

350	Applera Corp.-Applied Biosystems Group	11,872
100	Millipore Corp.*^	7,318
250	PerkinElmer, Inc.	6,505
900	Thermo Electron Corp.*	51,912
200	Waters Corp.*	15,814

		93,421

Machinery (1.9%):

1,350	Caterpillar, Inc.	97,956
200	Cummins, Inc.	25,474
550	Danaher Corp.	48,257
950	Deere & Co.	88,464
450	Dover Corp.	20,741
300	Eaton Corp.	29,085
900	Illinois Tool Works, Inc.	48,186
600	Ingersoll Rand Co., Class A	27,882
400	ITT Industries, Inc.	26,416
300	Manitowoc Co.	14,649
775	PACCAR, Inc.	42,222
250	Pall Corp.	10,080
350	Parker Hannifin Corp.	26,358
200	Terex Corp.*	13,114

		518,884

Media (2.8%):

1,450	CBS Corp.	39,513
1,050	Clear Channel Communications, Inc.	36,246
6,600	Comcast Corp., Class A*	120,516
1,550	DIRECTV Group, Inc. (The)*	35,836
200	E.W. Scripps Co., Class A^	9,002
500	Gannett Co., Inc.	19,500
900	Interpublic Group of Cos., Inc. (The)*^	7,299
700	McGraw-Hill Cos., Inc. (The)	30,667
100	Meredith Corp.	5,498
300	New York Times Co., Class A^	5,259
4,950	News Corp.	101,426
700	Omnicom Group, Inc.	33,271
7,750	Time Warner, Inc.	127,952
1,400	Viacom Inc., Class B*	61,488
4,100	Walt Disney Co. (The)	132,348
10	Washington Post Co. (The) Class B, Class B	7,914

		773,735

Metals & Mining (1.0%):

1,800	Alcoa, Inc.	65,790
200	Allegheny Technologies, Inc.	17,280
800	Freeport-McMoRan Copper & Gold, Inc., Class A	81,952
950	Newmont Mining Corp.	46,388
600	Nucor Corp.	35,532
200	Titanium Metals Corp.^	5,290
250	United States Steel Corp.	30,228

		282,460

Multi-Utilities (1.1%):

450	Ameren Corp.	24,395
700	Centerpoint Energy, Inc.	11,991
500	CMS Energy Corp.	8,690
600	Consolidated Edison, Inc.	29,310
1,250	Dominion Resources, Inc.	59,312
350	DTE Energy Co.	15,386
150	Integrys Energy Group, Inc.	7,754
600	NiSource, Inc.	11,334
750	PG&E Corp.	32,317
550	Public Service Enterprise Group, Inc.	54,032
550	Sempra Energy	34,034
400	TECO Energy, Inc.	6,884
900	Xcel Energy, Inc.	20,313

		315,752

Multiline Retail (0.7%):

200	Big Lots, Inc.*^	3,198
100	Dillards, Inc., Class A^	1,878
300	Family Dollar Stores, Inc.	5,769
500	J.C. Penney Co., Inc.	21,995
650	Kohl’s Corp.*	29,770
950	Macy’s, Inc.	24,576
400	Nordstrom, Inc.^	14,692
150	Sears Holding Corp.*^	15,308
1,800	Target Corp.	90,000

		207,186

Office Electronics (0.1%):

2,000	Xerox Corp.	32,380

Oil, Gas & Consumable Fuels (10.1%):

1,000	Anadarko Petroleum Corp.	65,690
700	Apache Corp.	75,278
1,000	Chesapeake Energy Corp.	39,200
4,550	ChevronTexaco Corp.	424,651
3,450	ConocoPhillips	304,635
400	Consol Energy, Inc.	28,608
950	Devon Energy Corp.	84,465
1,500	El Paso Corp.^	25,860
550	EOG Resources, Inc.	49,088
11,750	Exxon Mobil Corp.	1,100,857
600	Hess Corp.	60,516
1,550	Marathon Oil Corp.	94,333

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

400	Murphy Oil Corp.	$33,936
1,800	Occidental Petroleums Corp.	138,582
550	Peabody Energy Corp.	33,902
300	Range Resources Corp.^	15,408
1,350	Spectra Energy Corp.	34,857
250	Sunoco, Inc.	18,110
300	Tesoro Petroleum Corp.^	14,310
1,200	Valero Energy Corp.	84,036
1,300	Williams Cos., Inc. (The)	46,514
1,050	XTO Energy, Inc.	53,928

		2,826,764

Paper & Forest Products (0.3%):

900	International Paper Co.	29,142
400	MeadWestvaco Corp.	12,520
450	Weyerhaeuser Co.	33,183

		74,845

Personal Products (0.2%):
900	Avon Products, Inc.	35,577

250	Estee Lauder Co., Inc. (The), Class A	10,903

		46,480

Pharmaceuticals (6.2%):

3,300	Abbott Laboratories	185,295
650	Allergan, Inc.	41,756
250	Barr Laboratories, Inc.*	13,275
4,250	Bristol-Myers Squibb Co.	112,710
2,100	Eli Lilly & Co.	112,119
650	Forest Laboratories, Inc.*	23,692
6,150	Johnson & Johnson Co.	410,205
500	King Pharmaceuticals, Inc.*	5,120
4,700	Merck & Co., Inc.	273,117
600	Mylan Laboratories, Inc.^	8,436
14,700	Pfizer, Inc.	334,131
3,500	Schering Plough Corp.	93,240
200	Watson Pharmaceuticals, Inc.*	5,428
2,900	Wyeth	128,151

		1,746,675

Real Estate Investment Trusts (REITs) (1.0%):

200	Apartment Investment & Management Co., Class A^	6,946
150	Avalonbay Communities, Inc.	14,121
250	Boston Properties, Inc.	22,952
250	Developers Diversified Realty Corp.^	9,573
600	Equity Residential Property Trust	21,882
500	General Growth Properties, Inc.	20,590
1,100	Host Hotels & Resorts, Inc.	18,744
550	Kimco Realty Corp.	20,020
350	Plum Creek Timber Co., Inc.	16,114
550	ProLogis Trust	34,859
250	Public Storage, Inc.	18,353
500	Simon Property Group, Inc.	43,430
300	Vornado Realty Trust	26,385

		273,969

Real Estate Management & Development (0.0%):

450	CB Richard Ellis Group, Inc.*^	9,698

Road & Rail (0.8%):

650	Burlington Northern Santa Fe Corp.	54,099
900	CSX Corp.	39,582
850	Norfolk Southern Corp.	42,874
150	Ryder System, Inc.	7,052
550	Union Pacific Corp.	69,091

		212,698

Semiconductors & Semiconductor Equipment (2.7%):

1,200	Advanced Micro Devices, Inc.*^	9,000
700	Altera Corp.	13,524
650	Analog Devices, Inc.	20,605
2,950	Applied Materials, Inc.	52,392
1,000	Broadcom Corp., Class A*	26,140
12,550	Intel Corp.	334,583
400	KLA-Tencor Corp.	19,264
500	Linear Technology Corp.^	15,915
1,400	LSI Logic Corp.*^	7,434
500	MEMC Electronic Materials, Inc.*	44,245
450	Microchip Technology, Inc.^	14,139
1,650	Micron Technology, Inc.*	11,962
500	National Semiconductor Corp.	11,320
250	Novellus Systems, Inc.*	6,893
1,175	NVIDIA Corp.*	39,973
400	Teradyne, Inc.*	4,136
3,000	Texas Instruments, Inc.	100,200
600	Xilinx, Inc.	13,122

		744,847

Software (3.8%):

1,250	Adobe Systems, Inc.*	53,412
500	Autodesk, Inc.*	24,880
400	BMC Software, Inc.*	14,256
850	CA, Inc.	21,208
400	Citrix Systems, Inc.*	15,204
600	Compuware Corp.*	5,328
700	Electronic Arts, Inc.*	40,887
700	Intuit, Inc.*	22,127
17,300	Microsoft Corp.	615,880
700	Novell, Inc.*	4,809
8,500	Oracle Corp.*	191,930
1,800	Sun Microsystems, Inc.*	32,634
1,800	Symantec Corp.*	29,052

		1,071,607

Specialty Retail (1.6%):

200	Abercrombie & Fitch Co., Class A	15,994
300	AutoNation, Inc.*	4,698

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Specialty Retail, continued

100	AutoZone, Inc.*^	$11,991
550	Bed Bath & Beyond, Inc.*	16,165
750	Best Buy Co., Inc.	39,487
300	Circuit City Stores, Inc.^	1,260
350	GameStop Corp. Class A*	21,739
1,000	Gap, Inc. (The)	21,280
3,650	Home Depot, Inc.	98,331
600	Limited, Inc. (The)^	11,358
3,150	Lowe’s Cos., Inc.	71,253
600	Office Depot, Inc.*	8,346
150	OfficeMax, Inc.	3,099
300	RadioShack Corp.	5,058
200	Sherwin Williams Co.	11,608
1,450	Staples, Inc.	33,451
300	Tiffany & Co.	13,809
950	TJX Cos., Inc.	27,294
1,050	Tyco International, Ltd.	41,632

		457,853

Textiles, Apparel & Luxury Goods (0.4%):

800	Coach, Inc.*	24,464
200	Jones Apparel Group, Inc.^	3,198
200	Liz Claiborne, Inc.^	4,070
850	Nike, Inc., Class B	54,604
150	Polo Ralph Lauren Corp.^	9,269
200	V.F. Corp.	13,732

		109,337

Thrifts & Mortgage Finance (0.7%):

1,150	Countrywide Credit Industries, Inc.^	10,281
2,100	Fannie Mae	83,958
1,400	Freddie Mac	47,698
1,050	Hudson City Bancorp, Inc.	15,771
150	MGIC Investment Corp.^	3,365
700	Sovereign Bancorp, Inc.^	7,980
1,850	Washington Mutual, Inc.^	25,178

		194,231

Tobacco (1.4%):

4,550	Altria Group, Inc.	343,889
350	Reynolds American, Inc.^	23,086
350	UST, Inc.^	19,180

		386,155

Trading Companies & Distributors (0.0%):

150	W.W. Grainger, Inc.	13,128

Wireless Telecommunication Services (0.4%):

850	American Tower Corp., Class A*	36,210
6,100	Sprint Corp.	80,093

		116,303

Total Common Stocks (Cost $27,872,555)		27,625,221

Deposit Account (4.1%):
1,164,781	NTRS London Deposit Account	1,164,781

Total Deposit Account (Cost $1,164,781)		1,164,781

Collateral for Securities on Loan (2.3%):
645,724	Northern Trust Liquid Institutional Asset Portfolio	645,724

Total Collateral for Securities on Loan (Cost $645,724)		645,724

U.S. Treasury Obligation (0.2%):
60,000	U.S. Treasury Bills, 3.09%, 3/27/08(a)(c)	59,549

Total U.S. Treasury Obligation (Cost $59,561)		59,549

Total Investment Securities (Cost $29,742,621)(b) — 105.2%		29,495,275
Net other assets (liabilities) — (5.2)%		(1,469,964)

Net Assets — 100.0%		$28,025,311

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

(a)	The rate presented represents the effective yield at December 31, 2007.

(b)	Cost for federal income tax purposes is $30,079,662. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,004,593
Unrealized depreciation	(2,588,980)

Net unrealized depreciation	$(584,387)

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	97.6%
Netherlands	0.9%
Bermuda	0.8%
Cayman Islands	0.5%
Panama	0.2%

100.0%

Futures Contracts

(c)	Securities with an aggregate fair value of $59,549 have been segregated with the custodian to cover margin requirements for the following open contracts as of December 31, 2007.

				Unrealized
		Expiration	# of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)
S&P 500 E-Mini Futures	Long	03/20/08	4	$1,144

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL S&P
500 Index
Fund

Assets:
Investment securities, at cost	$29,742,621

Investment securities, at value*	$29,495,275
Interest and dividends receivable	39,991
Receivable for capital shares issued	115,174
Receivable for investments sold	22,850
Receivable from Manager	3,422
Net receivable for variation margin on futures contracts	290
Prepaid expenses	435

Total Assets	29,677,437

Liabilities:
Payable for investments purchased	987,118
Payable for capital shares redeemed	127
Payable for return of collateral received	645,724
Administration fees payable	968
Distribution fees payable	5,505
Administrative and compliance services fees payable	477
Other accrued liabilities	12,207

Total Liabilities	1,652,126

Net Assets	$28,025,311

Net Assets Consist of:
Capital	$28,627,876
Accumulated net investment income/(loss)	3,400
Accumulated net realized gains/(losses) from investment transactions	(359,763)
Net unrealized appreciation/(depreciation) on investments	(246,202)

Net Assets	$28,025,311

Class 1
Net Assets	$411,494
Shares of beneficial interest (unlimited number of shares authorized, no par value)	41,749

Class 1 — Net Asset Value (offering and redemption price per share)	$9.86

Class 2
Net Assets	$27,613,817
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,801,471

Class 2 — Net Asset Value (offering and redemption price per share)	$9.86

*	Includes securities on loan of $630,153.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2007

AZL S&P
500 Index
Fund(a)

Investment Income:
Interest	$19,007
Dividends	328,203
Income from securities lending	810

Total Investment Income	348,020

Expenses:
Manager fees	28,363
Administration fees	7,189
Distribution fees — Class 2	41,171
Accounting agent fees	4,027
Custodian fees	14,298
Administrative and compliance service fees	691
Trustees’ fees	781
Professional fees	2,911
Shareholder reports	1,990
Other expenses	19,344

Total expenses before reductions	120,765
Less expenses waived/reimbursed by the Manager	(39,552)

Net expenses	81,213

Net Investment Income/(Loss)	266,807

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(265,689)
Net realized gains/(losses) on futures transactions	(34,605)
Change in unrealized appreciation/(depreciation) on investments	(246,202)

Net Realized/Unrealized Gains/(Losses) on Investments	(546,496)

Change in Net Assets Resulting From Operations	$(279,689)

(a)	For the Period May 1, 2007 (Commencement of operations) to December 31, 2007.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL S&P 500
Index Fund
May 1, 2007 to
December 31,
2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$266,807
Net realized gains/(losses) on investment transactions	(300,294)
Change in unrealized appreciation/(depreciation) on investments	(246,202)

Change in net assets resulting from operations	(279,689)

Dividends to Shareholders:
From net investment income:
Class 1	(4,501)
Class 2	(258,908)
From net realized gains:
Class 1	(879)
Class 2	(58,588)

Change in net assets resulting from dividends to shareholders	(322,876)

Change in net assets resulting from capital transactions	28,627,876

Change in net assets	28,025,311
Net Assets:
Beginning of period	—

End of period	$28,025,311

Accumulated net investment income/(loss)	$3,400

Capital Transactions:
Class 1
Proceeds from shares issued	624,833
Dividends reinvested	5,380
Value of shares redeemed	(214,331)

Total Class 1	415,882

Class 2
Proceeds from shares issued	33,311,694
Dividends reinvested	317,496
Value of shares redeemed	(5,417,196)

Total Class 2	28,211,994

Total Capital Transactions	$28,627,876

Share Transactions:
Class 1
Issued	62,373
Reinvested	543
Redeemed	(21,167)

Total Class 1 Shares	41,749

Class 2
Issued	3,314,628
Reinvested	32,038
Redeemed	(545,195)

Total Class 2 Shares	2,801,471

Change in shares	2,843,220

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Class 1	Class 2
	May 14,	May 1,
	2007 to	2007 to
	December 31,	December 31,
	2007(a)	2007(a)

Net Asset Value, Beginning of Period	$10.14	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	(0.26)	(0.12)

Total from Investment Activities	(0.15)	(0.03)

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.09)
Net Realized Gains	(0.02)	(0.02)

Total Dividends	(0.13)	(0.11)

Net Asset Value, End of Period	$9.86	$9.86

Total return(b) (c)	(1.48)%	(0.25)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$411	$27,614
Net Investment Income (d)	1.81%	1.60%
Expenses Before Reductions(d) (e)	0.53%	0.73%
Expenses Net of Reductions (d)	0.24%	0.49%
Portfolio Turnover Rate (c) (f)	15.95%	15.95%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL S&P 500 Index Fund (the “Fund”), commenced operations on May 1, 2007. The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each Class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2007

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2007

settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL S&P 500 Index Fund	$645,724	$630,153

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2007

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and the Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the period ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.24%
AZL S&P 500 Index Fund Class 2	0.17%	0.49%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL S&P 500 Index Fund	$39,552

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2007

the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2007, $442 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$32,114,654	$3,964,271

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $21,578 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL S&P 500 Index Fund	$304,952	$17,924	$322,876

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
			Capital and		Total
	Undistributed	Accumulated	Other	Unrealized	Accumulated
	Ordinary Income	Earnings	Losses	Depreciation(a)	Earnings (Deficit)
AZL S&P 500 Index Fund	$3,400	$3,400	$(21,578)	$(584,387)	$(602,565)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets, and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $17,924.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

26

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

27

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

28

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens,Inc., a manufacturer of school products,2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P.,a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

30

Officers

Positions Held with
Allianz
	VIP and VIP	Term of	Principal Occupation(s)
Name, Address, and Age	FOF Trust	Office(2)/Length of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon , Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Schroder
Emerging Markets Equity Fund
(formerly the AZLSM Oppenheimer Developing Markets Fund)
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Schroder Emerging Markets Equity Fund (formerly the AZL SM Oppenheimer Developing Markets Fund)
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Schroder Emerging Markets Equity Fund (Class 2) gained 30.32% compared to a 39.78% total return for its benchmark, the MSCI Emerging Markets Index1.
Effective December 10, 2007, Allianz Life Advisers, LLC replaced OppenheimerFunds, Inc. with Schroder Investment Management North America Inc. (“Schroders”) as the Subadviser to the AZLSM Shroder Emerging Markets Equity Fund.
Emerging markets enjoyed a powerful rally during 2007, fueled by high commodity prices and surging economic growth across the developing world. Emerging markets’ gains for the year as a whole helped this Fund generate a strong absolute return.
The Fund’s largest holding, shares of a Brazilian oil company, proved the largest contributor to performance. The stock posted impressive gains as investors rewarded new oil and gas discoveries. Shares of an Indonesian nickel producer and a Brazilian iron-mining firm also added to the Fund’s returns, as high commodities prices boosted the firms’ profits. The Fund’s holdings in India chalked up impressive performance as well. In particular, shares of an engineering and construction company and a mobile operator helped the Fund’s return.*
Shares in a leading Russian energy company dragged down the Fund’s performance, both in absolute terms and relative to the benchmark. The company during this period revealed significant problems with corporate management’s use of company assets, and the stock fell as a result. The Fund’s managers have no tolerance for such poor treatment of shareholders, and eliminated the position from the portfolio. The Fund held a meaningfully underweight position in the Russian market, largely because of those sorts of corporate-governance problems.*
Gold stocks also weighed on performance. Gold prices rose during 2007, but shares of many gold mining companies fared poorly as the firms struggled with labor negotiations, rising equipment costs and mining accidents.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in an index.

1

AZLSM Schroder Emerging Markets Equity Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s Subadviser believes to be “emerging market” issuers.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

	Inception	1	Since
	Date	Year	Inception
AZLSM Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	N/A	19.23%

AZLSM Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	30.32%	21.16%

MSCI Emerging Markets Index	4/30/06	39.78%	29.72%†

Expense Ratio

Gross (Class 1 Shares)	2.26%

Gross (Class 2 Shares)	2.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% and is limiting operating expenses of Class 1 shares to 1.40% and Class 2 shares to 1.65% through April 30, 2008.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is compared to the MSCI Emerging Markets Index an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI Emerging Markets Index is calculated from 4/30/06 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Schroder Emerging Markets Equity Fund
Class 1	$1,000.00	$1,121.50	$7.49	1.40%
Class 2	$1,000.00	$1,260.60	$8.82	1.65%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Schroder Emerging Markets Equity Fund
Class 1	$1,000.00	$1,018.15	$7.12	1.40%
Class 2	$1,000.00	$1,016.89	$8.39	1.65%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Schroder Emerging Markets Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	0.5%
Automobiles	2.0
Beverages	0.2
Capital Markets	0.8
Chemicals	1.1
Commercial Banks	14.5
Computers & Peripherals	2.8
Construction & Engineering	2.9
Construction Materials	0.7
Diversified Consumer Services	1.4
Diversified Financial Services	4.7
Diversified Telecommunication Services	3.1
Energy Equipment & Services	2.3
Food Products	1.3
Gas Utilities	0.5
Hotels, Restaurants & Leisure	1.3
Household Durables	2.9
Industrial Conglomerates	0.8
Insurance	2.1
Internet Software & Services	0.5
Machinery	2.2
Media	1.6
Metals & Mining	7.5
Multiline Retail	4.3
Oil, Gas & Consumable Fuels	17.3
Pharmaceuticals	1.2
Real Estate Investment Trusts (REITs)	0.3
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	3.5
Tobacco	0.6
Transportation Infrastructure	0.4
Wireless Telecommunication Services	6.9
Warrants	2.3
Short-Term Investments	26.1

120.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (92.4%):
Aerospace & Defense (0.5%):
26,100	Empresa Brasileira de Aeronautica SA, ADR	$1,189,899

Automobiles (2.0%):

3,744,000	Denway Motors, Ltd.	2,386,885
1,744,000	Dongfeng Motor Corp.	1,217,240
41,300	Mahindra & Mahindra, Ltd., GDR	864,102
29,900	Otokar Otobus Karoseri Sanayi AS	511,764

		4,979,991

Beverages (0.2%):

40,934	Anadolu Efes Biracilik ve Malt Sanayii AS	485,205

Capital Markets (0.8%):

77,300	Bradespar SA, Preferred shares*	2,043,282

Chemicals (1.1%):

27,783	LG Chem, Ltd.	2,649,099

Commercial Banks (14.5%):

94,900	Banco Bradesco SA, ADR^	3,036,800
35,700	Bancolombia SA, SP ADR^	1,214,514
27,429	Bank Pekao SA	2,508,722
378,500	Bumiputra-Commerce Holdings Berhad	1,247,825
48,350	Cherepovets MK Severstal, GDR, Registered shares^	1,115,333
2,545,000	China Construction Bank	2,134,705
14,000	ICICI Bank, Ltd., ADR^	861,000
5,503,000	Industrial & Commercial Bank Of China	3,911,812
460,500	Israel Discount Bank*	1,170,497
11,700	Kookmin Bank	860,282
6,100	Kookmin Bank, ADR	447,252
136,600	Korea Exchange Bank Co.	2,111,614
787,500	PT Bank Rakyat Indonesia	614,644
99,200	Pusan Bank Co.	1,648,378
8,900	Sberbank, GDR, Registered shares	4,880,935
1,444,100	Siam Commercial Bank Public Co., Ltd.	3,670,116
146,576	Standard Bank Group, Ltd.	2,146,317
288,272	Turkiye Garanti Bankasi AG	2,572,291
0	Turkiye Vakiflar Bankasi TAO	1

		36,153,038

Computers & Peripherals (2.8%):

84,200	AU Optronics Corp., ADR^	1,616,640
169,000	Catcher Technology Co., Ltd.	985,043
349,100	Hon Hai Precision Industry Co., Ltd., GDR, Registered Shares	4,303,932

		6,905,615

Construction & Engineering (2.9%):

115,600	Aveng, Ltd.	1,029,833
12,106	Daelim Industrial Co., Ltd.	2,274,169
10,801	GS Engineering & Construction Corp.	1,771,689
8,500	MRV Engenharia e Participacoes SA*	180,343
147,300	Raubex Group, Ltd.^*	1,024,657
677,200	SP Setia Berhad	1,020,410

		7,301,101

Construction Materials (0.7%):

262,000	China National Building Material Co., Ltd.^	991,058
1,433,000	PT Semen Gresik (Persero) Tbk	849,484

		1,840,542

Diversified Consumer Services (1.4%):

184,000	Beijing Enterprises Holdings, Ltd.	866,618
29,800	GS Holdings Corp.	1,825,539
2,991	MegaStudy Co., Ltd.	847,112

		3,539,269

Diversified Financial Services (4.7%):

89,400	Cathay Financial Holding Co., Ltd.	1,863,096
10,900	Credicorp, Ltd.	831,670
40,400	Egyptian Financial Group-Hermes Holding	484,051
103,800	FirstRand, Ltd.	302,365
16,931	Housing Development Finance, Ltd.	1,225,123
17,300	Korea Investment Holdings Co., Ltd.	1,459,983
20,559	Reliance Capital, Ltd.	1,349,612
29,300	Unibanco — Uniao de Bancos Brasileiros SA, GDR^*	4,091,452

		11,607,352

Diversified Telecommunication Services (3.1%):

66,624	Bharti Airtel, Ltd.*	1,684,449
616,400	Blue Label Telecoms, Ltd.*	794,388
92,872	Comstar United Telesystems, GDR^	1,160,925
105,500	Far Eastone Telecommunications Co., Ltd., GDR	2,000,280
9,303	Orascom Telecom Holdings SAE	154,213
488,300	Telecom Egypt	1,870,873

		7,665,128

Energy Equipment & Services (2.3%):

54,090,000	Electropaulo Metropolitana SA, Prefered B, Class B (“PNA”)	4,384,488
29,000	OAO TMK, GDR, Registered Shares	1,302,771

		5,687,259

Food Products (1.3%):

579,000	China Mengniu Dairy Co., Ltd.	2,117,795
233,000	Kuala Lumpur Kepong Berhad	1,226,687

		3,344,482

Gas Utilities (0.5%):

800,000	PT Perusahaan Gas Negara	1,295,700

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Hotels, Restaurants & Leisure (1.3%):

746,100	Genting Berhard	$1,768,674
11,800	Modetour Network, Inc.	659,712
51,400	Orascom Hotels & Development*	767,945

		3,196,331

Household Durables (2.9%):

92,900	IVRCL Infrastructures & Projects, Ltd.	1,305,914
1,340,600	Land & Houses Pubilc Co., Ltd.	295,766
3,539,500	Land & Houses Public Co., Ltd.	946,141
11,886	LG Electronics, Inc.	1,252,285
12,100	Samsung Electronics Co., Ltd., GDR(a)^	3,511,595

		7,311,701

Industrial Conglomerates (0.8%):

243,500	Haci Omer Sabanci Holding A/S, ADR	334,958
292,602	Koc Holdings A/S*	1,579,964

		1,914,922

Insurance (2.1%):

276,500	Ping An Insurance Group Co. Of China	2,933,328

8,600	Samsung Fire & Marine Insurance Co., Ltd.	2,319,400

		5,252,728

Internet Software & Services (0.5%):

5,415	NHN Corp.*	1,284,240

Machinery (2.2%):

25,556	Bharat Heavy Electricals, Ltd.	1,669,259
30,080	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	1,656,811
160,500	Weg SA	2,256,950

		5,583,020

Media (1.6%):

7,801	Discovery Holdings, Ltd.	31,110
330,758	Hurriyet Gazeteciilik Ve Matbaacilik, AS*	1,012,869
61,512	Naspers, Ltd.	1,449,217
150,100	TVN SA	1,521,140

		4,014,336

Metals & Mining (7.5%):

42,800	AngloGold Ashanti, Ltd.	1,836,807
104,500	Banpu Public Co., Ltd.	1,270,336
1,700	China Steel Corp., GDR	44,089

231,100	Companhia Vale do Rio Doce, ADR, Preferred Shares	6,466,178
32,700	Exxaro Resources Ltd.	493,518
79,118	Impala Platinum Holdings, Ltd.	2,731,870
7,200	Mining & Metallurgical Co. Norilsk Nickel, ADR	1,908,000
5,400	Polymetal, GDR*	36,720
3,400	POSCO	2,058,535
6,800	Southern Copper Corp.^	714,884
17,400	Usinas Siderurgicas de Minas Gerais SA	801,593
10,000	Usinas Siderurgicas de Minas Gerais SA	452,310

		18,814,840

Multiline Retail (4.3%):

154,954	Almacenes Exito SA, GDR*(a)^	1,313,530
913,000	Golden Eagle Retail Group, Ltd.	943,792
14,200	Hyundai Dept. Store	1,799,649
146,500	Lojas Americanas SA, Preferred Shares	1,269,063
3,600	Lotte Shopping Co. Ltd.	1,576,726
87,500	Parkson Retail Group, Ltd.	1,044,379
3,600	Shinsegae Co., Ltd.	2,774,779

		10,721,918

Oil, Gas & Consumable Fuels (17.3%):

1,128,000	China Petroleum & Chemical Corp. (Sinopec)	1,677,824
2,757,000	CNOOC, Ltd.	4,628,258
37,800	LUKOIL, ADR	3,194,100
4,000	MOL Hungarian Oil & Gas Nyrt	563,857
231,700	OAO Gazprom, Registered Shares, ADR	13,047,451
6,400	PetroChina Co., Ltd., ADR^	1,123,008
112,600	Petroleo Brasileiro SA, ADR, Class A	10,834,372
340,800	PTT Exploration & Production Public Co., Ltd.	1,659,970
6,000	Reliance Industries, Ltd., GDR	878,362
50,422	Sasol, Ltd.	2,503,310
13,800	Surgutneftegaz, SP ADR Preferred	894,240
500,300	Thai Oil Public Co., Ltd.	1,248,150
24,800	Ultrapar Participacoes SA, Prefered Shares	863,457

		43,116,359

Pharmaceuticals (1.2%):

6,000	Richter Gedeon Nyrt	1,431,853
34,900	Teva Pharmaceutical Industries, Ltd., ADR	1,622,152

		3,054,005

Real Estate Investment Trusts (REITs) (0.3%):

1,392,000	Franshion Properties China, Ltd.*	743,697
9,000	Zhong An Real Estate, Ltd.*	5,286

		748,983

Road & Rail (0.2%):

29,162	All America Latina Logistica	373,758

Semiconductors & Semiconductor Equipment (3.5%):

210,400	Advanced Semiconductor Engineering, Inc., ADR	1,056,208

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued

3,937	Samsung Electronics Co., Ltd.	$2,314,881
119,300	Siliconware Precision Industries Co., ADR^	1,060,577
418,700	Taiwan Semiconductor Manufacturing Co., Ltd. ADR^	4,170,252

		8,601,918

Tobacco (0.6%):

18,800	KT&G Corp.	1,599,512

Transportation Infrastructure (0.4%):

65,200	Companhia de Concessoes Rodoviarias	998,582

Wireless Telecommunication Services (6.9%):

544,000	China Mobile, Ltd.^	9,427,804
34,700	Mobile TeleSystems, SP ADR	3,532,113
93,400	MTN Group, Ltd.	1,750,877
3,721	SK Telecom Co., Ltd.	990,199
170,500	Tim Participacoes SA	797,346
23,600	Tim Participacoes SA, ADR^	824,820

		17,323,159

Total Common Stocks (Cost $233,157,820)		230,597,274

Deposit Account (14.2%):
35,574,282	NTRS London Deposit Account	35,574,282

Total Deposit Account (Cost $35,574,282)		35,574,282

Collateral For Securities On Loan (11.9%):
29,633,573	Northern Trust Liquid Institutional Asset Portfolio	29,633,573

Total Collateral For Securities On Loan (Cost $29,633,573)		29,633,573

Warrants (2.3%):
Chemicals (0.6%):

538,884	Formosa Chemicals & Fibre Corp.*(a)	1,374,154

Diversified Financial Services (0.5%):

1,883,624	Chinatrust Financial Holding Co., Ltd.*(a)	1,312,504

Real Estate Investment Trusts (REITs) (1.0%):

767,488	Aldar Properties PJSC*(a)	2,494,052

Textiles, Apparel & Luxury Goods (0.2%):

489,000	Far Eastern Textile, Ltd.*(a)	573,777

Total Warrants (Cost $5,785,963)		5,754,487

Total Investment Securities (Cost $304,151,638)(b) — 120.8%		301,559,616
Net other assets (liabilities) — (20.8)%		(51,964,070)

Net Assets — 100.0%		$249,595,546

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

ADR—American Depository Receipt

GDR—Global Depository Receipt

(a)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(b)	Cost for federal income tax purposes is $304,530,068. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,201,430
Unrealized depreciation	(10,171,882)

Net unrealized depreciation	$(2,970,452)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	16.3%
Brazil	14.5%
Korea	14.1%
Russia	11.0%
Hong Kong	8.2%
Taiwan	7.2%
South Africa	5.7%
China	3.9%
India	3.5%
Thailand	3.2%
Turkey	2.1%
Malaysia	1.9%
Poland	1.4%
Egypt	1.2%
Israel	1.0%
Indonesia	1.0%
Colombia	0.9%
Netherlands	0.9%
Cayman Islands	0.8%
Hungary	0.7%
Bermuda	0.3%
Tokelau	0.2%

100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Schroder
Emerging
Markets
Equity Fund

Assets:
Investment securities, at cost	$304,151,638

Investment securities, at value*	$301,559,616
Foreign currency, at value (cost $11,788,027)	11,797,657
Interest and dividends receivable	271,644
Receivable for capital shares issued	450,042
Receivable for investments sold	6,748,679
Reclaim receivable	1,141
Prepaid expenses	3,384

Total Assets	320,832,163

Liabilities:
Payable for investments purchased	41,128,003
Payable for capital shares redeemed	6,804
Payable for return of collateral received	29,633,573
Manager fees payable	219,073
Administration fees payable	8,951
Distribution fees payable	51,610
Administrative and compliance services fees payable	3,677
Other accrued liabilities	184,926

Total Liabilities	71,236,617

Net Assets	$249,595,546

Net Assets Consist of:
Capital	$207,080,137
Accumulated net investment income/(loss)	882,237
Accumulated net realized gains/(losses) from investment transactions	44,196,635
Net unrealized appreciation/(depreciation) on investments	(2,563,463)

Net Assets	$249,595,546

Class 1
Net Assets	$359,359
Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,094
Class 1 — Net Asset Value (offering and redemption price per share)	$13.77

Class 2
Net Assets	$249,236,187
Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,107,440
Class 2 — Net Asset Value (offering and redemption price per share)	$13.76

*	Includes securities on loan of $28,566,628.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Schroder
Emerging
Markets
Equity Fund

Investment Income:
Interest	$361,969
Dividends	3,038,879
Income from securities lending	41,824
Foreign withholding tax	(218,440)

Total Investment Income	3,224,232

Expenses:
Manager fees	1,944,571
Administration fees	69,082
Distribution fees — Class 2	393,382
Custodian fees	587,068
Administrative and compliance service fees	6,033
Trustees’ fees	8,539
Professional fees	26,330
Shareholder reports	21,583
Other expenses	38,069

Total expenses before reductions	3,094,657
Less expenses waived/reimbursed by the Manager	(495,364)

Net expenses	2,599,293

Net Investment Income/(Loss)	624,939

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	47,570,664
Change in unrealized appreciation/(depreciation) on investments	(12,449,826)

Net Realized/Unrealized Gains/(Losses) on Investments	35,120,838

Change in Net Assets Resulting From Operations	$35,745,777

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Schroder Emerging
	Markets Equity Fund
	Year Ended	May 1, 2006 to
	December 31,	December 31,
	2007	2006(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$624,939	$124,425
Net realized gains/(losses) on investment transactions	47,570,664	(3,157,687)
Change in unrealized appreciation/(depreciation) on investments	(12,449,826)	9,886,363

Change in net assets resulting from operations	35,745,777	6,853,101

Dividends to Shareholders:
From net investment income:
Class 1	(292)	—
Class 2	(16,974)	(92,280)

Change in net assets resulting from dividends to shareholders	(17,266)	(92,280)

Change in net assets resulting from capital transactions	120,154,873	86,951,341

Change in net assets	155,883,384	93,712,162
Net Assets:
Beginning of period	93,712,162	—

End of period	$249,595,546	$93,712,162

Accumulated net investment income/(loss)	$882,237	$7,573

Capital Transactions:
Class 1
Proceeds from shares issued	$1,120,751	$—
Dividends reinvested	292	—
Value of shares redeemed	(792,342)	—

Total Class 1	328,701	—

Class 2
Proceeds from shares issued	188,276,756	104,299,303
Dividends reinvested	16,974	92,280
Value of shares redeemed	(68,467,558)	(17,440,242)

Total Class 2	$119,826,172	$86,951,341
Total Capital Transactions	$120,154,873	$86,951,341

Share Transactions:
Class 1
Issued	83,436	—
Reinvested	23	—
Redeemed	(57,365)	—

Total Class 1 Shares	26,094	—

Class 2
Issued	14,853,072	10,909,182
Reinvested	1,363	8,738
Redeemed	(5,620,347)	(2,044,568)

Total Class 2 Shares	9,234,088	8,873,352

Change in shares	9,260,182	8,873,352

(a)	Period from commencement of operations. Class 1 began operations on May 6, 2007.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Class 1	Class 2
	May 6, 2007 to	Year Ended	May 1, 2006 to
	December 31,	December 31,	December 31,
	2007(a)	2007	2006(a)

Net Asset Value, Beginning of Period	$11.64	$10.56	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.04	0.03	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	2.10	3.17	0.55

Total from Investment Activities	2.14	3.20	0.57

Dividends to Shareholders From:
Net Investment Income	(0.01)	— (b)	(0.01)

Total Dividends	(0.01)	— (b)	(0.01)

Net Asset Value, End of Period	$13.77	$13.76	$10.56

Total Return(c) (d)	19.23%	30.32%	5.70%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$359	$249,236	$93,712
Net Investment Income/(Loss)(e)	0.32%	0.40%	0.32%
Expenses Before Reductions(e) (f)	1.69%	1.96%	2.53%
Expenses Net of Reductions(e)	1.40%	1.65%	1.55%
Portfolio Turnover Rate(d) (g)	192.53%	192.53%	36.16%

(a)	Period from commencement of operations.

(b)	Amount less than $.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Schroder Emerging Markets Equity Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each Class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Schroder Emerging Markets Equity Fund	$29,633,573	$28,566,628

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective December 10, 2007, between the Manager and Schroder Investment Management North America Inc., (“Schroders”), Schroders provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to December 10, 2007, the Fund was subadvised by OppenheimerFunds, Inc. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate(1)*	Annual Rate(2)*	Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.25%	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.25%	1.23%	1.65%

(1)	For the period January 1, 2007 through April 30, 2007.

(2)	Effective May 1, 2007, the Manager reduced its management fee from 1.25% to 1.23%.

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% through April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2009	12/31/2010
AZL Schroder Emerging Markets Equity Fund	$267,408	$47,661

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $5,131 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $36 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$398,691,241	$288,233,720

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $379,093 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$17,266	$—	$17,266

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$92,280	$—	$92,280

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
		Undistributed		Capital and		Total
	Undistributed	Long-Term	Accumulated	Other	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Losses	Depreciation(a)	Earnings
AZL Schroder Emerging Markets Equity Fund	$19,461,095	$26,375,300	$45,836,395	$(379,093)	$(2,941,893)	$42,515,409

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

At an “in person” meeting held on November 28, 2007, the Board of Trustees (the “Board” or the “Trustees”) of the Allianz Variable Insurance Products Trust (the “Trust”) considered the recommendation of Allianz Life Advisers, LLC (the “Manager”), the investment manager of what was then known as the AZL Oppenheimer Developing Markets Fund (the “Fund”), to: (a) approve a new subadvisory agreement (the “Schroder Agreement”) between the Manager and Schroder Investment Management North America Inc. (“Schroder”) whereby Schroder would replace OppenheimerFunds, Inc. (“Oppenheimer”) as subadviser to the Fund; (b) approve a new sub-subadvisory agreement (the “Schroder Limited Agreement”) between Schroder and Schroder Investment Management North America Limited (“Schroder Limited”); and (c) change the name of the Fund to “AZL Schroder Emerging Markets Equity Fund.” Schroder and Schroder Limited are collectively referred to as “Schroders.” At that meeting, the Board voted unanimously to approve the Schroder Agreement and the Schroder Limited Agreement (collectively, the “Schroder Agreements”), which became effective December 10, 2007. At the meeting, the Board reviewed materials furnished by the Manager pertaining to Schroders and the Schroder Agreements.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the subadviser.

As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadvisers, in November, 2007 the Manager completed a review of Oppenheimer’s management of the Fund. The Manager’s review and evaluation of Oppenheimer focused on (1) the performance of the Fund; (2) the recent departure of a key investment person from Oppenheimer; and (3) the ability of the Fund, as currently managed, to attract and retain investors and to increase its assets. In support of its recommendation, the Manager explained to the Board that the primary reason for recommending a change was the departure of a key investment person from Oppenheimer.

The Board, including a majority of the independent Board members (the “Independent Trustees”), with the assistance of independent counsel to the Independent Trustees, considered whether to approve the Schroder Agreements in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, Oppenheimer or Schroders. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the Schroder Agreements with experienced counsel who are independent of the Manager and received from such counsel a memorandum discussing the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the Schroder Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Oppenheimer and determined that the Schroder Agreements were reasonable and in the best interests of the Fund, and approved Schroder as the Fund’s new subadviser and Schroder Limited as the sub-subadviser. The Board’s decision to approve the Schroder Agreements reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve Schroder as the Fund’s new subadviser, the Board considered particularly the experience and track record of Schroder Limited’s investment management personnel. The Board also noted Schroder’s investment infrastructure as well as the risk profiles of its investment process. Specifically, the Board determined that, based upon the Manager’s report, the proposed change to Schroder as the subadviser, and Schroder Limited as the sub-subadviser, would likely benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that Schroder was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that Schroder could provide were at a level at least equal to the services that could be provided by Oppenheimer; that the services contemplated by the Schroder Agreements are substantially similar to those provided under the subadvisory agreement with Oppenheimer; that the Schroder Agreements contain provisions generally comparable to those of other subadvisory agreements for other mutual funds; that Schroder Limited was staffed with qualified personnel and had significant research capabilities; and that the investment performance of Schroder Limited and Allan Conway, of Schroder Limited, its lead portfolio manager in the emerging markets area, as discussed in (2) below, was at least satisfactory.

21

(2) The investment performance of the Subadviser. The Board received information about the performance of Schroder Limited in managing a fund which is generally comparable to the Fund and the track record of Mr. Conway of Schroder Limited in the emerging markets area, prior to his joining Schroder Limited in October, 2004. The performance information, which covered the seven years ended September 30, 2007, included (a) absolute total return, (b) performance versus an appropriate benchmark, and (c) performance relative to a peer group of comparable funds. Such performance information for the comparable fund managed by Schroder, and the lead portfolio manager’s track record, was gross of fees. The Board noted, for example, that the lead portfolio manager outperformed the appropriate benchmark for each of the one year, two year, three year, four year, five year and seven year periods ended September 30, 2007.

(3) The costs of services to be provided and profits to be realized by Schroder from its relationship with the Fund. The Board compared the fee schedule in the Schroder Agreement to the fee schedule in the then existing subadvisory agreement with Oppenheimer. The Board noted that the fee schedule in the Schroder Agreement requires that the Manager pay Schroder an annual fee on average daily net assets of 0.65% of assets, compared to the fee of 0.70% payable to Oppenheimer. The Board noted that the fee schedule in the Schroder Agreement was the result of arm’s length negotiations between the Manager and Schroder, and that the fees payable by shareholders of the Fund would not change. Based upon its review, the Board concluded that the fees proposed to be paid to Schroder were reasonable. The Manager also reported that the Fund’s total expense ratios (which include management fees and operating expenses) for 2006 and 2007 were lower than average of comparable funds. The Board noted that the Trust first retained Schroder effective May 1, 2007 to be the subadviser of the AZL Schroder International Small Cap Fund (the “Schroder Small Cap Fund”) and that the Board received information on the profitability to Schroder of managing such Fund for the two months ended June 30, 2007 in connection with an “in person” meeting held October 23, 2007. The Board concluded that there was no evidence that the level of profitability attributable to Schroder from serving as the subadviser of the Schroder Small Cap Fund was excessive. At the Board meeting of November 28, 2007, the Board noted that there was no historical profitability information available in connection with Schroder’s management of the Fund, as such management would not commence until December 10, 2007. The Board expects to consider whether or not to approve the Schroder Agreement at a meeting to be held prior to December 31, 2008, and expects to receive historical profitability information in connection with Schroder’s management of the Fund at such time. The Board noted that under the Schroder Agreement, the Manager will retain an additional approximately 0.05% of average daily net assets from the amount it receives annually under the Investment Management Agreement that previously would have been payable to Oppenheimer under the Oppenheimer Agreement.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the Schroder Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees also noted that assets in the Fund as of September 30, 2007 were approximately $130 million. The Board considered the possibility that Schroder may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory/subadvisory breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of assets in the Fund. It expects to consider whether or not to approve the renewal of the Schroder Agreement at a meeting to be held prior to December 31, 2008, and will consider (a) the extent to which economies of scale can be realized and (b) whether the subadvisory fees should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the fee schedule in the Schroder Agreement was acceptable.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp	39	None
			for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

23

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon , Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Schroder International
Small Cap Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Schroder International Small Cap Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Schroder International Small Cap Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2007 through the period ended December 31, 2007?
The AZLSM Schroder International Small Cap Fund returned -6.70%. That compared to a -4.40% return for its benchmark, the S&P/Citigroup Extended Markets EuroPacific Index1.
The period under review coincided with a difficult period for international equities generally, and particularly for smaller-capitalization stocks. Turmoil in the credit markets, rising credit spreads and investor risk aversion presented a challenging environment for shares of smaller companies. Furthermore, small companies’ greater domestic orientation and higher exposure to more-cyclical sectors, such as consumer discretionary and industrials, also hampered returns at a time when growth expectations for developed economies were revised substantially downwards. That environment contributed to the Fund’s negative absolute return for the period.*
There were wide regional variations in performance among international small caps. Small stocks in Japan and the United Kingdom were particularly weak, but smaller Asian markets such as Hong Kong and South Korea registered solid positive returns.
The key area of disappointment for the Fund’s relative returns came in the continental European markets. Poor performance there offset generally correct regional allocations as well as solid stock selection in other regions. Shortfalls in Europe were concentrated in four sectors: consumer cyclicals, financials, industrials and materials. Weakness among the Fund’s holdings in those sectors more than offset good selection among consumer staples, health care, information technology and utilities stocks.*
Stock selection added value in other regions, most notably in the United Kingdom, where the sub adviser was cautious about investments in consumer-sensitive areas of the market. Selection also boosted relative returns in smaller, high-growth Asian markets, notably Hong Kong, Singapore, Taiwan and Malaysia. In the latter region, the managers’ focus on stocks benefiting from strong domestic demand helped performance.*
Regional allocation also added value. Underweighting the United Kingdom and Japan helped relative performance, as did overweighting continental Europe (notably Greece) and the markets of Asia outside of Japan.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The S&P/Citigroup Extended Market Euro-Pacific (EMIEPAC) Index, an unmanaged global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free floatmarket capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

1

AZLSM Schroder International Small Cap Fund Review
Fund Objective
The Fund’s investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests primarily in the equity securities of smaller companies located outside the United States.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2007

Since
Inception
(5/1/07)

AZLSM Schroder International Small Cap Fund	-6.70%

S&P/Citigroup Extended Markets EuroPacific Index	-4.40%

Expense Ratio

Gross	1.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.65% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the The S&P/Citigroup Extended Market Euro-Pacific (EMIEPAC) Index, an unmanaged global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Schroder International Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Schroder International Small Cap Fund	$1,000.00	$935.80	$7.42	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Schroder International Small Cap Fund	$1,000.00	$1,017.54	$7.73	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Schroder International Small Cap Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investment	net assets*
Aerospace & Defense	2.7%
Airline	0.6
Auto Components	1.6
Automobiles	1.2
Building Products	1.3
Capital Markets	0.6
Chemicals	5.5
Commercial Banks	4.3
Commercial Services & Supplies	5.9
Communications Equipment	0.2
Computers & Peripherals	0.2
Construction & Engineering	4.4
Construction Materials	0.2
Containers & Packaging	1.8
Distributors	0.5
Diversified Consumer Services	1.3
Diversified Financial Services	5.4
Diversified REIT	0.3
Electric Utilities	1.2
Electrical Equipment	0.9
Electronic Equipment & Instruments	2.4
Energy Equipment & Services	2.0
Food & Staples Retailing	0.9
Food Products	2.1
Gas Utilities	0.5
Health Care Equipment & Supplies	1.4
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	1.0
Household Durables	1.4
Household Products	0.4
Industrial Conglomerates	6.7
Insurance	1.6
IT Services	2.9
Leisure Equipment & Products	0.3
Machinery	4.0
Marine	0.1
Media	2.7
Metals & Mining	1.4
Multi-Utilities	2.9
Multiline Retail	0.8
Oil, Gas & Consumable Fuels	2.2
Pharmaceuticals	1.6
Real Estate Investment Trusts (REITs)	0.7
Real Estate Management & Development	1.7
Semiconductors & Semiconductor Equipment	0.5
Software	1.8
Specialty Retail	5.8
Textiles, Apparel & Luxury Goods	0.1
Tobacco	1.7
Trading Companies & Distributors	0.3
Transportation Infrastructure	1.3
Warrant	0.1
Right	0.0
Short-Term Investments	16.3

110.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (94.0%):
Aerospace & Defense (2.7%):

15,000	Japan Aviation Electronics Industry, Ltd.^	$218,514
65,984	Meggitt plc	434,254
20,000	MTU Aero Engines Holding AG	1,136,555
27,900	Saab AB^	554,683

		2,344,006

Airline (0.6%):

518,000	China Eastern Airlines Corp., Ltd.*^	507,159

Auto Components (1.6%):

12,900	Alpha Corp.	209,529
11,200	Exedy Corp.	377,490
16,000	Koito Manufacturing Co., Ltd.	218,904
9,100	Musashi Seimitsu Industry Co., Ltd.^	254,593
11,600	Nifco, Inc.	270,544

		1,331,060

Automobiles (1.2%):

110,000	Great Wall Motor Co., Ltd.	156,899
12,000	Rosenbauer International AG	568,584
69,000	ShinMaywa Industries, Ltd.	261,654

		987,137

Building Products (1.3%):

40,000	BSS Group plc	306,200
16,065	Dlh A/S, B Shares^	283,018
4,059	Geberit International AG	553,503

		1,142,721

Capital Markets (0.6%):

26,000	D Carnegie AB	506,049

Chemicals (5.5%):

31,800	Aica Kogyo Co., Ltd.	300,030
23,000	Chugoku Marine Paints, Ltd.	208,501
18,500	Fujikura Kasei Co., Ltd.	150,855
1,439	Kcc Corp.	805,518
33,808	Koninklijke Ten Cate NV	1,044,926
8,900	Lintec Corp.	151,605
11,000	Nagase & Co., Ltd.	114,110
9,000	Nihon Parkerizing Co., Ltd.	119,449
13,000	Nissan Chemical Industries, Ltd.	169,465
710	Sika AG-BEARER	1,334,921
7,900	T&K Toka Co., Ltd.	117,427
7,400	Tokyo Ohka Kogyo Co., Ltd.	165,049
1,659	Victrex plc	23,587

		4,705,443

Commercial Banks (4.3%):

198	Bank Sarasin & CIE-REG B	933,525
286,800	Dah Sing Banking Group, Ltd.	663,527
326,300	Eon Capital Bhd	652,043
50,000	Greek Postal Savings Bank	903,521
23,000	Hiroshima Bank, Ltd.	124,313
92,000	Minato Bank, Ltd.	195,477
8,400	Tokyo Tomin Bank, Ltd.	237,983

		3,710,389

Commercial Services & Supplies (5.9%):

150,000	Ashtead Group plc	248,175
17,180	Atkins (WS) plc	389,544
40,000	Babcock International Group plc	446,695
35,000	BPP Holdings plc	431,718
8,500	Eurokai Kgaa	1,187,195
30,867	Ids Scheer AG^	686,651
127	Intelligence, Ltd.^	192,344
19,000	Kapsch Trafficcom AG*	962,271
12,500	Nishio Rent All Co., Ltd.	206,634
16,537	Speedy Hire plc	273,860

		5,025,087

Communications Equipment (0.2%):

5,300	Icom, Inc.	131,954

Computers & Peripherals (0.2%):

15,200	Nidec Copal Corp.^	196,680

Construction & Engineering (4.4%):

30,000	AMEC plc	497,581
2,000	Bilfinger Berger AG	149,383
49,157	Carillion plc	341,429
111,399	Downer EDII Ltd.^	523,897
6,430	Kumho Industrial Co., Ltd.*	382,759
20,000	Morgan Sindall plc	411,081
50,000	Redrow plc	327,562
9,487	United Group, Ltd.	158,821
46,000	YIT OYJ	993,979

		3,786,492

Construction Materials (0.2%):

44,000	DC Co., Ltd.^	136,443

Containers & Packaging (1.8%):

596,000	Goodpack, Ltd.	926,774
23,300	Jsp Corp.^	268,386
15,800	Nitta Corp.	324,421

		1,519,581

Distributors (0.5%):

35,449	Inchcape plc	264,847
12,300	Trusco Nakayama Corp.	179,784

		444,631

Diversified Consumer Services (1.3%):

11,949	Homeserve plc	393,301
12,250	S1 Corp.*	733,889

		1,127,190

Diversified Financial Services (5.4%):

80,000	Albemarle & Bond Holdings plc	373,866
15,174	Altamir Amboise	199,874
58,291	Azimut Holding SpA	747,317

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Diversified Financial Services, continued

3,000	BinckBank NV	$44,050
126,000	China Everbright, Ltd.*^	391,089
3,000	Compagnie Financiere Tradition	537,797
136,665	Evolution Group plc	333,867
19,087	Grenkeleasing AG	669,141
7,600	Interhyp AG	550,925
5,500	Schweizerhall Holding AG	794,274

		4,642,200

Diversified REIT (0.3%):

27,500	Shaftesbury plc	272,803

Electric Utilities (1.2%):

16,000	Red Electrica DE Espana	1,005,433

Electrical Equipment (0.9%):

50,000	E2V Technologies plc	254,013
8,200	HI-LEX Corp.	116,107
17,600	Nichicon Corp.	179,085
18,600	Sumida Corp.^	250,292

		799,497

Electronic Equipment & Instruments (2.4%):

10,900	Austriamicrosystems AG*	494,400
20,700	Koa Corp.	167,264
31,557	Laird Group plc	361,920
20,000	Rotork plc	382,739
9,600	Ryosan Co., Ltd.	235,624
17,300	Sato Corp.^	257,182
121	Thine Electronics, Inc.	187,653

		2,086,782

Energy Equipment & Services (2.0%):

9,300	FuGro NV	712,784
9,266	Groupe Bourbon SA	602,363
19,892	Steico AG*	370,536

		1,685,683

Food & Staples Retailing (0.9%):

4,110	Greggs plc	382,468
9,500	Tsuruha Holdings Co.	364,579

		747,047

Food Products (2.1%):

697,000	Beijing Jingkelong Co., Ltd.	609,099
1,012,000	China Foods Holdings, Ltd.*^	745,480
27,754	Cranswick plc	472,119

		1,826,698

Gas Utilities (0.5%):

128	FLUXYS-D	455,140

Health Care Equipment & Supplies (1.4%):

37	Comet Holding AG	8,152

165,990	Fisher & Paykel Healthcare Corp., Ltd.	444,950
29,634	Sonic Healthcare, Ltd.^	433,301
7,300	Sysmex Corp.	309,710

		1,196,113

Health Care Providers & Services (0.7%):

208,000	Parkway Holdings, Ltd.	565,956

Hotels, Restaurants & Leisure (1.0%):

9,000	His Co., Ltd.	159,213
25,000	Holidaybreak plc	340,519
25,000	Homair SA*	131,621
400	Kuoni Reisen Holding	206,843

		838,196

Household Durables (1.4%):

20,000	Babis Vovos International Construction SA*	594,795
16,000	Fourlis Holdings SA	632,108

		1,226,903

Household Products (0.4%):

29,700	Munters AB	349,275

Industrial Conglomerates (6.7%):

4,785	Bel Sofina	559,302
3,320,000	Chuang’s Consortium International, Ltd.	697,768
5,846	Compagnie Nationale A Portefeuille	418,101
41,869	DCC plc	1,179,347
4,000	Eriks Group NV — Cva	265,383
60,000	Mitie Group plc	335,387
77,447	Oxford Instruments plc	304,361
18,000	Rheinmetall AG	1,422,670
122,000	Shanghai Industrial Holdings, Ltd.^	526,060

		5,708,379

Insurance (1.6%):

20,438	CASH.LIFE AG	229,376
2,476	Helvetia Patria Holding	891,110
2,650	TrygVesta AS^	200,066

		1,320,552

IT Services (2.9%):

19,450	Alten*	742,858
44,136	Computershare, Ltd.	382,304
1,320	Obic Co., Ltd.	244,411
16,000	Sword Group^	805,232
40,000	Transcom Worldwide B Shares*	297,939

		2,472,744

Leisure Equipment & Products (0.3%):

25,000	Vitec Group plc	290,427

Machinery (4.0%):

18,600	Amano Corp.	221,713
120,000	Assetco plc*	465,473

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Machinery, continued

21,000	Daihatsu Diesel Manufacturing Co., Ltd.	$214,676
56,000	FURUKAWA-SKY Aluminum Corp.^	153,653
5,370	Hyunjin Materials Co., Ltd.	226,739
7,200	Inaba Denki Sangyo Co., Ltd.^	260,133
15,600	Misumi Group, Inc,^	272,711
43,000	NIPPON THOMPSON Co., Ltd.	312,855
31,500	OSG Corp.^	344,624
13,000	Thielert AG*^	257,984
10,000	Union Tools Co.	330,807
331,000	Unisteel Technology, Ltd.	384,863

		3,446,231

Marine (0.1%):

21,427	Dockwise, Ltd.*^	87,792

Media (2.7%):

240,000	C.I.R. SPA^	881,572
14,146	Carrere Group*^	200,723
29,459	Store Electronic*	586,787
45,000	Television Broadcasts, Ltd.^	269,264
25,151	United Business Media plc	322,450

		2,260,796

Metals & Mining (1.4%):

42,000	DAIDO STELL Co., Ltd.^	314,148
125,176	Iluka Resources, Ltd.^	503,734
772,000	Minmetals Resources, Ltd.	415,372

		1,233,254

Multi-Utilities (2.9%):

52,907	Acea SpA	1,093,495
11,212	BKW FMB Energie AG	1,419,638

		2,513,133

Multiline Retail (0.8%):

22,600	Hard Off Corp. Co., Ltd.	82,620
4,563	Hyundai Dept. Store	578,295

		660,915

Oil, Gas & Consumable Fuels (2.2%):

26,017	Hunting plc	365,605
8,499	Rubis	829,179
9,025	SFC Smart Fuel Cell AG*	200,930
30,308	Venture Production plc	474,635

		1,870,349

Pharmaceuticals (1.6%):

55,119	Dechra Pharmaceuticals plc	400,733
17,500	Tsumura & Co.	344,676
6,500	Virbac SA^	652,687

		1,398,096

Real Estate Investment Trusts (REITs) (0.7%):

365,000	Ascendas Real Estate Investment Trust	621,192

Real Estate Management & Development (1.7%):

32,100	Grainger Trust plc^	221,904
346,000	KWG Property Holding, Ltd.*^	505,683
10,154	Nexity	461,309
25,500	Quintain Estates & Development plc	259,060

		1,447,956

Semiconductors & Semiconductor Equipment (0.5%):

35,000	CSR plc*	414,624

Software (1.8%):

130,474	F-Secure OYJ	465,448
6,000	Invision Software AG*	184,358
16,579	Smartrac NV*	901,794

		1,551,600

Specialty Retail (5.8%):

13,200	Arcs Co., Ltd.	164,141
9,500	Chiyoda Co., Ltd.^	164,806
1,644,000	Giordano International, Ltd.	784,096
4,140	Gulliver International Co., Ltd.	284,238
4,300	HONEYS. Co., Ltd.^	104,254
21,500	Jumbo SA	777,546
81,427	Mobilezone Holding AG	552,212
9,800	Nafco Co., Ltd.	183,887
14,900	Nishimatsuya Chain Co., Ltd.^	164,465
35,000	Saft Groupe SA^	1,570,067
8,900	Tsutsumi Jewelry Co., Ltd.	166,294

		4,916,006

Textiles, Apparel & Luxury Goods (0.1%):

5,200	SANEI-INT’L Co., Ltd.^	96,861

Tobacco (1.7%):

59,000	Swedish Match AB	1,404,262

Trading Companies & Distributors (0.3%):

16,052	Sig plc	236,845

Transportation Infrastructure (1.3%):

63,000	Hopewell Holdings, Ltd.^	289,674
507,000	Smrt Corp., Ltd.	588,422
40,596	Transurban Group	242,853

		1,120,949

Total Common Stocks (Cost $85,706,475)		80,372,711

Deposit Account (5.0%):
4,287,703	NTRS London Deposit Account	4,287,703

Total Deposit Account (Cost $4,287,703)		4,287,703

Collateral for Securities on Loan (11.3%):
9,684,029	Northern Trust Liquid Institutional Asset Portfolio	9,684,029

Total Collateral For Securities On Loan (Cost $9,684,029)		9,684,029

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Collateral for Securities on Loan, continued

Warrant (0.1%):
Containers & Packaging (0.1%):

74,500	Goodpack, Ltd.	$25,886

Total Warrant (Cost $0)		25,886

Right (0.0%):
Construction & Engineering (0.0%):

771	Kumho Industrial Co., Ltd. Rights	11,206

Total Right (Cost $0)		11,206

Total Investment Securities (Cost $99,678,207)(a) — 110.4%		94,381,535
Net other assets (liabilities) — (10.4)%		(8,889,603)

Net Assets — 100.0%		$85,491,932

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $99,689,487. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,938,553
Unrealized depreciation	(10,246,505)

Net unrealized depreciation	$(5,307,952)

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
Japan	14.4%
United Kingdom	14.2%
Switzerland	8.5%
Germany	8.4%
France	8.0%
Hong Kong	6.9%
United States	5.1%
Singapore	3.7%
Sweden	3.7%
Netherlands	3.5%
Greece	3.4%
Korea	3.2%
Italy	3.2%
Australia	2.7%
Austria	2.4%
Finland	1.7%
Belgium	1.7%
Ireland	1.4%
Spain	1.2%
China	0.9%
Malaysia	0.8%
New Zealand	0.5%
Georgia	0.2%
Denmark	0.2%
Bermuda	0.1%

100.0%

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Schroder
International
Small Cap
Fund

Assets:
Investment securities, at cost	$99,678,207

Investment securities, at value*	$94,381,535
Foreign currency, at value (cost $720,824)	734,914
Interest and dividends receivable	63,776
Receivable for capital shares issued	81,061
Receivable for investments sold	55,950
Reclaim receivable	9,669
Prepaid expenses	1,361

Total Assets	95,328,266

Liabilities:
Payable for capital shares redeemed	5,697
Payable for return of collateral received	9,684,029
Manager fees payable	71,875
Administration fees payable	3,110
Distribution fees payable	17,969
Administrative and compliance services fees payable	1,545
Other accrued liabilities	52,109

Total Liabilities	9,836,334

Net Assets	$85,491,932

Net Assets Consist of:
Capital	$91,672,110
Accumulated net investment income/(loss)	(7,570)
Accumulated net realized gains/(losses) from investment transactions	(890,782)
Net unrealized appreciation/(depreciation) on investments	(5,281,826)

Net Assets	$85,491,932

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,163,537
Net Asset Value (offering and redemption price per share)	$9.33

*	Includes securities on loan of $9,356,470.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2007

AZL Schroder
International
Small Cap
Fund(a)

Investment Income:
Interest	$91,095
Dividends	933,339
Income from securities lending	43,821
Foreign withholding tax	(59,900)

Total Investment Income	1,008,355

Expenses:
Manager fees	554,155
Administration fees	23,871
Distribution fees	138,538
Custodian fees	83,323
Administrative and compliance service fees	2,366
Trustees’ fees	2,515
Professional fees	8,955
Shareholder reports	5,820
Other expenses	21,675

Total expenses	841,218

Net Investment Income/(Loss)	167,137

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(969,232)
Net realized gains/(losses) on futures transactions	(217,151)
Change in unrealized appreciation/(depreciation) on investments	(5,281,826)

Net Realized/Unrealized Gains/(Losses) on Investments	(6,468,209)

Change in Net Assets Resulting From Operations	$(6,301,072)

(a)	For the Period May 1, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL Schroder
International
Small Cap
Fund
May 1, 2007 to
December 31,
2007 (a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$167,137
Net realized gains/(losses) on investment transactions	(1,186,383)
Change in unrealized appreciation/(depreciation) on investments	(5,281,826)

Change in net assets resulting from operations	(6,301,072)

Capital Transactions:
Proceeds from shares issued	106,632,500
Value of shares redeemed	(14,839,496)

Change in net assets resulting from capital transactions	91,793,004

Change in net assets	85,491,932
Net Assets:
Beginning of period	—
End of period	$85,491,932

Accumulated net investment income/(loss)	$(7,570)

Share Transactions:
Shares issued	10,705,625
Shares redeemed	(1,542,088)

Change in shares	9,163,537

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

May 1, 2007 to
December 31,
2007(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	(0.69)

Total from Investment Activities	(0.67)

Net Asset Value, End of Period	$9.33

Total Return(b) (c)	(6.70)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$85,492
Net Investment Income/(Loss)(d)	0.30%
Expenses Before Reductions(d)	1.52%
Portfolio Turnover Rate(c)	26.74%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Schroder International Small Cap Fund (the “Fund”), commenced operations on May 1, 2007. The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2007

simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Schroder International Small Cap Fund	$9,915,919	$9,356,470

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented a U.S. Treasury Inflation Note at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc., (“Schroders”), Schroders provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Schroder International Small Cap Fund	1.00%	1.65%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2007

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2007, $1,491 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the period ended December 31, 2007, the Fund paid approximately $4,566 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the period ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder International Small Cap Fund	$108,442,778	$22,060,774

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2007

than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

At December 31, 2007 the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2015
AZL Schroder International Small Cap Fund	$569,210

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $317,862 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Accumulated
	Capital and		Total
	Other	Unrealized	Accumulated
	Losses	Depreciation(a)	Earnings
AZL Schroder International Small Cap Fund	$(887,072)	$(5,293,106)	$(6,180,178)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder International Small Cap Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

23

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management, Officer at Bank of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds
The Allianz VIP Funds will be distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.
ANNRPT1207 2/08

AZLSM Small Cap
Stock Index Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Small Cap Stock Index Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Small Cap Stock Index Fund and The Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2007 through the period ended December 31, 2007?
From its inception on May 1, 2007 through the period ended December 31, 2007, the AZLSM Small Cap Stock Index Fund produced a –5.83% total return. That compared to a –5.50% return for its benchmark, the S&P SmallCap 600 Index1.
Small-cap stocks faced increasing volatility during the period under review, as investors attempted to interpret the potential effects of weakness in the housing market, the subprime mortgage crisis, the resulting credit crunch and strong global economic growth. The S&P 600 SmallCap Index posted a series of rallies and declines between May and December, culminating in a broad sell-off at the end of the year.
Small caps were weighed down by investors’ preference for larger stocks, which offered greater exposure to strong global economic growth and appeared less vulnerable to problems in the U.S. economy. Conversely, investors worried that small companies’ focus on U.S. markets could hurt their growth going forward.
The consumer discretionary sector was the worst performing economic sector in the index. In particular, shares of small retailers, restaurants, specialty stores and homebuilders fared poorly. Such companies tend to have little or no exposure to foreign markets, and appeared especially vulnerable to an economic slowdown. Financial stocks also posted substantial losses. Shares of regional banks and thrifts declined as the housing downturn decreased demand for loans and the credit crunch reduced liquidity. Real estate investment trusts (REITs) also generated weak returns, pulled down by the slumping housing market.
Two of the ten economic sectors in the index generated positive aggregate returns for the period. Health care proved to be the benchmark’s best-performing sector. Health care stocks benefited from the sector’s tendency to maintain demand during difficult economic environments. Stocks of health care equipment companies performed particularly well, led by shares of firms that provide equipment for home-based care.
Energy was the index’s other positive sector. Crude oil prices nearly doubled during the period, lifting profits for most energy companies. That was especially true for offshore drilling companies and energy equipment and services firms, who benefited as high oil prices and dwindling natural reserves encouraged large energy companies to spend on extraction. Coal companies also performed well, as high oil prices led to greater demand for coal.
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The S&P SmallCap 600 Index is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. Investors cannot invest directly in an index.

AZLSM Small Cap Stock Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600 Index. This objective may be changed by the Trustees of the Fund without shareholder approval. To pursue this goal the Fund’s Subdaviser invests in a representative sample of stocks included in the S&P SmallCap 600 Index and in futures whose performance is related to the index rather than attempting to replicate the index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.
International investing involves increased risk and volatility.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2007

	Since
	Inception
	(5/1/07)

AZLSM Small Cap Stock Index Fund	–5.83%

S&P SmallCap 600 Index	–5.50	%†

Expense Ratio

Gross	0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 0.58% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the S&P SmallCap 600 Index, an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the S&P SmallCap 600 Index is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Small Cap Stock Index Fund	$1,000.00	$916.10	$2.80	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Small Cap Stock Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	2.4%
Air Freight & Logistics	0.4
Airlines	0.4
Auto Parts & Equipment	0.6
Automotive	0.2
Beverages	0.1
Biotechnology	0.7
Building Products	1.1
Capital Markets	1.1
Chemicals	1.3
Commercial Banks	5.4
Commercial Services	3.6
Communications Equipment	1.7
Computers & Peripherals	0.8
Construction & Engineering	1.3
Construction Materials	0.5
Consumer Finance	0.4
Containers & Packaging	0.9
Distributors	0.1
Diversified Consumer Services	0.5
Diversified Financial Services	0.4
Diversified REIT’s	0.7
Diversified Telecommunication Services	0.1
Electric Utilities	1.0
Electrical Equipment	1.9
Electronic Equipment & Instruments	5.0
Energy Equipment & Services	4.5
Food & Staples Retailing	1.4
Food Products	1.3
Gas Utilities	3.2
Health Care Equipment & Supplies	5.4
Health Care Providers & Services	4.9
Health Care Technology	0.5
Hotels Restaurants & Leisure	3.0
Household Durables	0.8
Household Products	0.2
Industrial Conglomerates	0.3
Insurance	3.0
Internet & Catalog Retail	0.3
Internet Software & Services	1.3
IT Services	1.3
Leisure Equipment & Products	0.9
Life Sciences Tools & Services	1.0
Machinery	3.6
Marine	0.5
Media	0.5
Metals/Mining	1.3
Multi-Utilities	0.5
Multiline Retail	0.1

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Oil, Gas & Consumable Fuels	3.7%
Paper & Forest Products	0.4
Personal Products	0.3
Pharmaceuticals	1.3
Real Estate Investment Trusts	3.7
Road & Rail	0.9
Semiconductors & Semiconductor Equipment	3.9
Software	5.2
Specialized REITs	0.3
Specialty Retail	3.0
Textiles Apparel & Luxury Goods	2.9
Thrifts & Mortgage Finance	1.0
Tobacco	0.1
Trading Companies & Distributors	0.5
Water Utilities	0.1
Short-Term Investments	49.6

149.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (99.7%):
Aerospace & Defense (2.4%):

1,500	AAR Corp.*	$57,045
1,200	Ceradyne, Inc.*^	56,316
800	Cubic Corp.^	31,360
1,900	Curtiss-Wright Corp.^	95,380
1,400	Esterline Technologies Corp.*	72,450
2,200	Gencorp, Inc.*^	25,652
1,700	Moog, Inc., Class A*^	77,877
1,400	Teledyne Technologies, Inc.*^	74,662
600	Triumph Group, Inc.^	49,410

		540,152

Air Freight & Logistics (0.4%):

1,400	Forward Air Corp.^	43,638
1,500	HUB Group, Inc., Class A*	39,870

		83,508

Airlines (0.4%):

1,000	Frontier Airlines Holdings, Inc.*^	5,260
2,100	Mesa Air Group, Inc.*^	6,489
2,800	SkyWest, Inc.	75,180

		86,929

Auto Components (0.6%):

700	Drew Industries, Inc.*^	19,180
4,200	LKQ Corp.*^	88,284
1,100	Spartan Motors, Inc.^	8,404
500	Standard Motor Products, Inc.^	4,080
800	Superior Industries International, Inc.^	14,536

		134,484

Automobiles (0.2%):

2,500	Fleetwood Enterprises, Inc.*^	14,950
1,100	Monaco Coach Corp.^	9,768
1,300	Winnebago Industries, Inc.^	27,326

		52,044

Beverages (0.1%):

500	Boston Beer Company, Inc. (The), Class A*^	18,825

Biotechnology (0.7%):

1,100	ArQule, Inc.*^	6,380
1,500	Martek Biosciences Corp.*^	44,370
2,600	Regeneron Pharmaceuticals, Inc.*^	62,790
1,600	Savient Pharmaceuticals, Inc.*^	36,752

		150,292

Building Products (1.1%):

1,300	Apogee Enterprises, Inc.	22,243
900	Griffon Corp.*^	11,205
2,900	Lennox International, Inc.	120,118
600	NCI Building Systems, Inc.*^	17,274
1,400	Simpson Manufacturing Co., Inc.^	37,226
800	Universal Forest Products, Inc.^	23,568

		231,634

Capital Markets (1.1%):

1,900	Investment Technology Group, Inc.*	90,421
1,800	Labranche & Co., Inc.*	9,072
2,200	OptionsXpress Holdings, Inc.^	74,404
700	Piper Jaffray Cos., Inc.*^	32,424
1,000	SWS Group, Inc.	12,670
1,400	Tradestation Group, Inc.*^	19,894

		238,885

Chemicals (1.3%):

1,000	Arch Chemicals, Inc.	36,750
1,400	Georgia Gulf Corp.^	9,268
2,300	H.B. Fuller Co.^	51,635
1,400	OM Group, Inc.*	80,556
1,300	Omnova Solutions, Inc.*	5,733
200	Penford Corp.^	5,118
3,400	PolyOne Corp.*	22,372
500	Quaker Chemical Corp.	10,985
1,300	Schulman, Inc.	28,015
1,900	Tronox, Inc., Class B^	16,435
900	Zep, Inc.*	12,483

		279,350

Commercial Banks (5.4%):

600	Alabama National Bancorp	46,686
1,700	Boston Private Financial Holdings, Inc.^	46,036
1,200	Cascade Bancorp^	16,704
1,300	Central Pacific Financial Corp.^	23,998
700	Columbia Banking System, Inc.^	20,811
1,400	Community Bank System, Inc.^	27,818
2,900	East West Bancorp, Inc.^	70,267
3,700	First Bancorp^	26,973
2,600	First Commonwealth Financial Corp.^	27,690
1,400	First Financial Bancorp^	15,960
500	First Indiana Corp.^	16,000
1,900	First Midwest Bancorp, Inc.^	58,140
2,000	Frontier Financial Corp.^	37,140
2,200	Glacier Bancorp, Inc.^	41,228
1,100	Hancock Holding Co.^	42,020
1,600	Hanmi Financial Corp.^	13,792
1,200	Independent Bank Corp.^	11,400
800	Irwin Financial Corp.^	5,880
1,000	Nara Bancorp, Inc.^	11,670
700	PrivateBancorp, Inc.^	22,855
1,400	Prosperity Bancshares, Inc.^	41,146
1,300	Provident Bankshares Corp.^	27,807

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

1,300	Signature Bank*^	$43,875
2,700	South Financial Group, Inc.^	42,201
1,000	Sterling Bancorp^	13,640
3,000	Sterling Bancshares, Inc.	33,480
2,000	Sterling Financial Corp.^	33,580
3,400	Susquehanna Bancshares, Inc.^	62,696
4,100	UCBH Holdings, Inc.^	58,056
1,400	UMB Financial Corp.	53,704
2,200	Umpqua Holdings Corp.	33,748
1,600	United Bankshares, Inc.^	44,832
1,800	United Community Banks, Inc.^	28,440
2,400	Whitney Holding Corp.^	62,760
700	Wilshire Bancorp, Inc.^	5,495
900	Wintrust Financial Corp.^	29,817

		1,198,345

Commercial Services & Supplies (3.6%):

1,700	ABM Industries, Inc.	34,663
1,100	Administaff, Inc.^	31,108
1,200	Bowne & Co., Inc.	21,120
2,200	Brady Corp., Class A	77,198
700	CDI Corp.	16,982
600	Consolidated Graphics, Inc.*	28,692
1,000	G & K Services, Inc., Class A^	37,520
1,500	Healthcare Services Group, Inc.^	31,770
900	Heidrick & Struggles International, Inc.^	33,399
2,600	Hooper Holmes, Inc.*^	4,472
2,200	Interface, Inc.	35,904
1,200	Mobile Mini, Inc.*^	22,248
1,100	On Assignment, Inc.*^	7,711
1,000	School Specialty, Inc.*^	34,550
3,400	Spherion Corp.*	24,752
2,400	Tetra Tech, Inc.*^	51,600
2,400	Trueblue, Inc.*^	34,752
1,200	United Stationers, Inc.*	55,452
500	Viad Corp.^	15,790
500	Volt Information Sciences, Inc.*	9,130
2,900	Waste Connections, Inc.*	89,610
1,900	Watson Wyatt Worldwide, Inc.	88,179

		786,602

Communications Equipment (1.7%):

5,673	Arris Group, Inc.*^	56,611
600	Bel Fuse, Inc., Class B^	17,562
700	Black Box Corp.^	25,319
1,600	Blue Coat Systems, Inc.*	52,592
1,100	Comtech Telecommunications Corp.*^	59,411
1,400	Digi International, Inc.*	19,866
2,000	Ditech Networks, Inc.*^	6,940
3,600	Harmonic, Inc.*	37,728
1,500	NETGEAR, Inc.*^	53,505
800	PC-Tel, Inc.*	5,488
1,900	Symmetricom, Inc.*^	8,949
1,200	ViaSat, Inc.*	41,316

		385,287

Computers & Peripherals (0.8%):

4,600	Adaptec, Inc.*	15,548
1,700	Avid Technology, Inc.*^	48,178
1,100	Hutchinson Technology, Inc.*^	28,952
1,300	Novatel Wireless, Inc.*^	21,060
800	Stratasys, Inc.*^	20,672
1,100	Synaptics, Inc.*^	45,276

		179,686

Construction & Engineering (1.3%):

3,000	Emcor Group, Inc.*	70,890
1,000	Insituform Technologies, Inc.*^	14,800
3,400	Shaw Group, Inc.*	205,496

		291,186

Construction Materials (0.5%):

2,200	Headwaters, Inc.*^	25,828
1,200	Texas Industries, Inc.^	84,120

		109,948

Consumer Finance (0.4%):

1,400	Cash America International, Inc.	45,220
1,300	First Cash Financial Services, Inc.*^	19,084
800	World Acceptance Corp.*^	21,584

		85,888

Containers & Packaging (0.9%):

3,100	AptarGroup, Inc.	126,821
1,000	Caraustar Industries, Inc.*^	3,090
1,400	Chesapeake Corp.^	7,266
1,300	Myers Industries, Inc.^	18,811
1,500	Rock-Tenn Co., Class A	38,115

		194,103

Distributors (0.1%):

800	Audiovox Corp., Class A*^	9,920
1,800	Building Materials Holding Corp.^	9,954

		19,874

Diversified Consumer Services (0.5%):

900	Bright Horizons Family Solutions, Inc.*^	31,086
1,200	Coinstar, Inc.*^	33,780
100	CPI Corp.^	2,355

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Diversified Consumer Services, continued

400	Prepaid Depot, Inc.*^	$22,140
700	Universal Technical Institute, Inc.*^	11,900

		101,261

Diversified Financial Services (0.4%):

1,200	Financial Federal Corp.^	26,748
1,500	Guaranty Financial Group, Inc.*	24,000
700	Portfolio Recovery Associates, Inc.^	27,769

		78,517

Diversified REITs (0.7%):

2,100	Colonial Properties Trust^	47,523
1,000	Essex Property Trust, Inc.^	97,490

		145,013

Diversified Telecommunication Services (0.1%):

1,500	General Communication, Inc., Class A*	13,125

Electric Utilities (1.0%):

1,000	ALLETE, Inc.^	39,580
2,600	Cleco Corp.^	72,280
1,800	El Paso Electric Co.*	46,026
1,000	UIL Holdings Corp.^	36,950
1,100	Unisource Energy Corp.	34,705

		229,541

Electrical Equipment (1.9%):

1,100	A.O. Smith Corp.	38,555
1,400	Acuity Brands, Inc.	63,000
1,900	Baldor Electric Co.^	63,954
1,900	Belden CDT, Inc.^	84,550
1,500	C&D Technologies, Inc.*^	9,915
1,300	Regal-Beloit Corp.^	58,435
600	Vicor Corp.^	9,354
1,400	Woodward Governor Co.	95,130

		422,893

Electronic Equipment & Instruments (5.0%):

1,000	Agilysys, Inc.^	15,120
1,300	Anixter International, Inc.*^	80,951
1,100	Applied Signal Technology, Inc.^	14,938
3,100	Benchmark Electronics, Inc.*	54,963
2,000	Brightpoint, Inc.*	30,720
1,700	Checkpoint Systems, Inc.*	44,166
1,900	Cognex Corp.	38,285
1,600	CTS Corp.	15,888
1,200	Daktronics, Inc.^	27,084
1,100	Electro Scientific Industries, Inc.*^	21,835
5,800	FLIR Systems, Inc.*^	181,540
2,200	Insight Enterprises, Inc.*	40,128
1,200	Itron, Inc.*^	115,164
600	Keithley Instruments, Inc.^	5,808
1,100	Littlelfuse, Inc.*	36,256
1,200	LoJack Corp.*^	20,172
600	Mercury Computer Systems, Inc.*^	9,666
1,700	Methode Electronics, Inc.	27,948
800	MTS Systems Corp.	34,136
600	Network Equipment Technologies, Inc.*^	5,052
1,800	Newport Corp.*^	23,022
1,200	Park Electrochemical Corp.^	33,888
1,300	Photon Dynamics, Inc.*^	10,790
1,100	Planar Systems, Inc.*^	7,040
2,000	Plexus Corp.*	52,520
800	RadiSys Corp.*	10,720
700	Rogers Corp.*^	30,359
1,000	ScanSource, Inc.*^	32,350
1,800	Technitrol, Inc.	51,444
800	Tollgrade Communications, Inc.*	6,416
1,700	TTM Technologies, Inc.*^	19,822
1,100	X-Rite, Inc.*^	12,782

		1,110,973

Energy Equipment & Services (4.5%):

1,200	Atwood Oceanics, Inc.*^	120,288
600	Basic Energy Services, Inc.*^	13,170
1,200	Bristow Group, Inc.*^	67,980
800	CARBO Ceramics, Inc.^	29,760
1,100	Dril-Quip, Inc.*	61,226
500	Gulf Island Fabrication, Inc.^	15,855
1,000	Hornbeck Offshore Services, Inc.*^	44,950
2,900	ION Geophysical Corp.*	45,762
600	Lufkin Industries, Inc.	34,374
1,000	Matrix Service Co.*^	21,820
800	NATCO Group , Inc.*	43,320
2,300	Oceaneering International, Inc.*	154,905
2,000	Pioneer Drilling Co.*^	23,760
1,000	Seacor Holdings, Inc.*^	92,740
600	Superior Well Services, Inc.*^	12,732
2,600	TETRA Technologies, Inc.*	40,482
2,000	Unit Corp.*	92,500
1,300	W-H Energy Services, Inc.*^	73,073

		988,697

Food & Staples Retailing (1.4%):

700	Andersons, Inc. (The)^	31,360
1,900	Casey’s General Stores, Inc.^	56,259
1,000	Great Atlantic & Pacific Tea Co., Inc.*^	31,330
1,400	Longs Drug Stores Corp.	65,800

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued

600	Nash Finch Co.^	$21,168
1,500	Performance Food Group Co.*^	40,305
1,000	Spartan Stores, Inc.^	22,850
1,600	United Natural Foods, Inc.*^	50,752

		319,824

Food Products (1.3%):

3,100	Flowers Foods, Inc.	72,571
1,600	Hain Celestial Group, Inc.*^	51,200
600	J & J Snack Foods Corp.	18,768
1,200	Lance, Inc.	24,504
300	Peet’s Coffee & Tea, Inc.*^	8,721
1,100	Ralcorp Holdings, Inc.*	66,869
700	Sanderson Farms, Inc.^	23,646
1,300	Treehouse Foods, Inc.*^	29,887

		296,166

Gas Utilities (3.2%):

3,800	Atmos Energy Corp.	106,552
1,100	Laclede Group, Inc. (The)^	37,664
1,400	New Jersey Resources Corp.^	70,028
1,100	Northwest Natural Gas Co.^	53,526
3,000	Piedmont Natural Gas Co., Inc.^	78,480
1,200	South Jersey Industries, Inc.	43,308
4,800	Southern Union Co.	140,928
1,700	Southwest Gas Corp.	50,609
4,500	UGI Corp.	122,625

		703,720

Health Care Equipment & Supplies (5.4%):

3,000	American Medical Systems Holdings, Inc.*^	43,380
700	Analogic Corp.	47,404
1,200	ArthroCare Corp.*^	57,660
900	BioLase Technology, Inc.*^	2,124
1,700	CONMED Corp.*	39,287
1,700	Cooper Companies, Inc.^	64,600
900	Cyberonics, Inc.*^	11,844
600	Datascope Corp.^	21,840
1,100	Greatbatch, Inc.*^	21,989
1,100	Haemonetics Corp.*	69,322
600	ICU Medical, Inc.*^	21,606
2,400	IDEXX Laboratories, Inc.*	140,712
2,900	Immucor, Inc.*	98,571
800	Integra LifeSciences Holdings*^	33,544
1,400	Invacare Corp.^	35,280
400	Kensey Nash Corp.*^	11,968
1,300	LifeCell Corp.*	56,043
1,500	Mentor Corp.^	58,650
1,400	Meridian Bioscience, Inc.^	42,112
1,300	Merit Medical Systems, Inc.*^	18,070
1,000	Osteotech, Inc.*	7,820
900	Palomar Medical Technologies, Inc.*^	13,788
3,100	Respironics, Inc.*	202,988
600	Surmodics, Inc.*^	32,562
1,200	Symmetry Medical, Inc.*	20,916
1,100	Theragenics Corp.*	3,938
300	Vital Signs, Inc.^	15,336

		1,193,354

Health Care Providers & Services (4.9%):

1,000	Amedisys, Inc.*^	48,520
2,100	AMERIGROUP Corp.*	76,545
1,100	AMN Healthcare Services, Inc.*	18,887
1,300	AmSurg Corp.*^	35,178
1,800	Centene Corp.*	49,392
1,000	Chemed Corp.^	55,880
1,100	Cross Country Healthcare, Inc.*^	15,664
1,200	CryoLife, Inc.*	9,540
1,400	Gentiva Health Services, Inc.*	26,656
1,300	HealthExtras, Inc.*^	33,904
1,300	Healthways, Inc.*^	75,972
1,300	Inventiv Health, Inc.*^	40,248
1,100	LCA-Vision, Inc.^	21,967
800	LHC Group, Inc.*^	19,984
1,100	Matria Healthcare, Inc.*^	26,147
1,000	MedCath Corp.*	24,560
600	Molina Healthcare, Inc.*^	23,220
1,400	Odyssey Healthcare, Inc.*^	15,484
1,600	Owens & Minor, Inc.	67,888
2,100	Pediatrix Medical Group, Inc.*	143,115
2,900	PSS World Medical, Inc.*^	56,753
800	RehabCare Group, Inc.*	18,048
900	Res-Care, Inc.*^	22,644
2,500	Sierra Health Services, Inc.*	104,900
1,700	Sunrise Assisted Living, Inc.*^	52,156

		1,083,252

Health Care Technology (0.5%):

2,400	Allscripts Healthcare Solution, Inc.*^	46,608
1,200	Omnicell, Inc.*^	32,316
1,800	Phase Forward, Inc.*	39,150

		118,074

Hotels, Restaurants & Leisure (3.0%):

600	Buffalo Wild Wings, Inc.*^	13,932
1,100	California Pizza Kitchen, Inc.*^	17,127
1,600	CEC Entertainment, Inc.*	41,536
1,900	CKE Restaurants, Inc.^	25,080
900	IHOP Corp.^	32,922
2,900	Jack in the Box, Inc.*	74,733
400	Landry’s Restaurants, Inc.^	7,880
1,200	Marcus Corp.^	18,540

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued

1,000	Monarch Casino & Resort, Inc.*^	$24,080
1,400	Multimedia Games, Inc.*^	11,676
1,000	O’Charley’s, Inc.^	14,980
900	P.F. Chang’s China Bistro, Inc.*^	20,556
1,400	Panera Bread Co., Class A*^	50,148
1,400	Papa John’s International, Inc.*^	31,780
2,200	Pinnacle Entertainment, Inc.*^	51,832
700	Red Robin Gourmet Burgers*^	22,393
300	Ruth’s Chris Steak House, Inc.*^	2,682
1,600	Shuffle Master, Inc.*^	19,184
2,900	Sonic Corp.*^	63,510
300	Steak n Shake Co. (The)*^	3,270
1,600	Texas Roadhouse, Inc., Class A*^	17,696
2,700	Triarc Cos., Inc.^	23,652
1,850	WMS Industries, Inc.*^	67,784

		656,973

Household Durables (0.8%):

3,100	Champion Enterprises, Inc.*	29,202
1,300	Ethan Allen Interiors, Inc.^	37,050
1,300	La-Z-Boy, Inc.^	10,309
600	Libbey, Inc.^	9,504
800	M/I Homes, Inc.^	8,400
1,200	Meritage Corp.*^	17,484
400	National Presto Industries, Inc.^	21,064
500	Russ Berrie & Co., Inc.*	8,180
400	Skyline Corp.^	11,740
2,800	Standard-Pacific Corp.^	9,380
700	Universal Electronics, Inc.*	23,408

		185,721

Household Products (0.2%):

2,700	Central Garden & Pet Co., Class A*^	14,472
1,200	Spectrum Brands, Inc.*^	6,396
600	WD-40 Co.^	22,782

		43,650

Industrial Conglomerates (0.3%):

1,000	Patriot Coal Corp.*	41,740
800	Standex International Corp.	13,960
1,300	Tredegar, Inc.	20,904

		76,604

Insurance (3.0%):

1,800	Delphi Financial Group, Inc., Class A	63,504
1,500	Hilb, Rogal & Hamilton Co.	60,855
800	Infinity Property & Casualty Corp.^	28,904
600	LandAmerica Financial Group, Inc.^	20,070
500	Navigators Group, INC	32,500
2,500	Philadelphia Consolidated Holding Corp.*	98,375
700	Presidential Life Corp.	12,257
1,400	ProAssurance Corp.*^	76,888
900	RLI Corp.	51,111
800	Safety Insurance Group, Inc.^	29,296
200	SCPIE Holdings, Inc.*	5,494
2,400	Selective Insurance Group, Inc.^	55,176
400	Stewart Information Services Corp.^	10,436
700	Tower Group, Inc.^	23,380
900	United Fire & Casualty Co.	26,181
1,400	Zenith National Insurance Corp.	62,622

		657,049

Internet & Catalog Retail (0.3%):

800	Blue Nile, Inc.*^	54,448
900	Stamps.com, Inc.*^	10,962

		65,410

Internet Software & Services (1.3%):

500	Bankrate, Inc.*^	24,045
2,877	CyberSource Corp.*^	51,124
1,200	DealerTrack Holdings, Inc.*^	40,164
1,400	InfoSpace, Inc.^	26,320
2,100	J2 Global Communications, Inc.*	44,457
1,200	Knot, Inc. (The)*^	19,128
1,300	Perficient, Inc.*^	20,462
2,900	United Online, Inc.^	34,278
2,000	Websense, Inc.*^	33,960

		293,938

IT Services (1.3%):

1,300	CACI International, Inc. Class A*^	58,201
1,500	CIBER, Inc.*^	9,165
800	Gevity HR, Inc.^	6,152
1,000	ManTech International Corp., Class A*	43,820
800	Maximus, Inc.^	30,888
700	SI International, Inc.*^	19,229
200	StarTek, Inc.*^	1,862
1,400	Sykes Enterprises, Inc.*^	25,200
1,400	Tyler Technologies, Inc.*^	18,046
1,800	Wright Express Corp.*	63,882

		276,445

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Leisure Equipment & Products (0.9%):

1,000	Arctic Cat, Inc.^	$11,940
1,500	JAKKS Pacific, Inc.*^	35,415
300	MarineMax, Inc.*^	4,650
600	Nautilus Group, Inc. (The)^	2,910
1,600	Polaris Industries, Inc.^	76,432
1,600	Pool Corp.^	31,728
1,100	RC2 Corp.*^	30,877
900	Sturm, Ruger & Co., Inc.*^	7,452

		201,404

Life Sciences Tools & Services (1.0%):

1,900	Cambrex Corp.^	15,922
800	Dionex Corp.*^	66,288
1,300	Enzo Biochem, Inc.*^	16,562
600	Kendle International, Inc.*^	29,352
1,100	PAREXEL International Corp.*	53,130
800	Pharmanet Development Group, Inc.*	31,368

		212,622

Machinery (3.6%):

300	A.S.V., Inc.*^	4,155
900	Albany International Corp., Class A^	33,390
900	Astec Industries, Inc.*	33,471
2,100	Barnes Group, Inc.^	70,119
1,900	Briggs & Stratton Corp.^	43,054
300	Cascade Corp.^	13,938
2,000	CLARCOR, Inc.^	75,940
1,100	Enpro Industries, Inc.*	33,715
2,000	Gardner Denver, Inc.*	66,000
1,200	Kaydon Corp.^	65,448
400	Lindsay Manufacturing Co.^	28,276
800	Lydall, Inc.*	8,416
1,700	Mueller Industries, Inc.	49,283
800	Robbins & Myers, Inc.^	60,504
1,600	Toro Co.	87,104
800	Valmont Industries, Inc.^	71,296
1,100	Wabash National Corp.^	8,459
1,100	Watts Water Technologies, Inc., Class A^	32,780

		785,348

Marine (0.5%):

2,400	Kirby Corp.*^	111,552

Media (0.5%):

500	4Kids Entertainment, Inc.*^	6,575
1,000	Arbitron, Inc.^	41,570
3,200	Live Nation, Inc.*^	46,464
2,300	Radio One, Inc., Class D*	5,451

		100,060

Metals & Mining (1.3%):

600	A.M. Castle & Co.^	16,314
1,000	AMCOL International Corp.^	36,030
800	Brush Engineered Materials, Inc.*	29,760
1,200	Century Aluminum Co.*^	64,728
900	Gibraltar Industries, Inc.^	13,878
1,500	Quanex Corp.	77,850
850	RTI International Metals, Inc.*	58,591

		297,151

Multi-Utilities (0.5%):

2,700	Avista Corp.	58,158
700	Central Vermont Public Service Corp.^	21,588
600	CH Energy Group, Inc.^	26,724

		106,470

Multiline Retail (0.1%):

1,900	Fred’s, Inc.^	18,297
1,300	Tuesday Morning Corp.^	6,591

		24,888

Oil, Gas & Consumable Fuels (3.7%):

4,000	Cabot Oil & Gas Corp., Class A	161,480
3,800	Helix Energy Solutions Group, Inc.*	157,700
3,500	Massey Energy Co.^	125,125
1,500	Penn Virginia Corp.^	65,445
600	Petroleum Development Corp.*^	35,478
2,700	St. Mary Land & Exploration Co.	104,247
1,300	Stone Energy Corp.*^	60,983
1,300	Swift Energy Co.*^	57,343
1,300	World Fuel Services Corp.^	37,739

		805,540

Paper & Forest Products (0.4%):

1,800	Buckeye Technologies, Inc.*^	22,500
400	Deltic Timber Corp.^	20,596
500	Neenah Paper, Inc.	14,575
700	Schweitzer-Mauduit International, Inc.	18,137
1,900	Wausau Paper Corp.^	17,081

		92,889

Personal Products (0.3%):

700	Chattem, Inc.*^	52,878
900	Mannatech, Inc.^	5,688
500	Usana Health Sciences, Inc.*^	18,540

		77,106

Pharmaceuticals (1.3%):

1,700	Alpharma, Inc., Class A*^	34,255
500	Bradley Pharmaceuticals, Inc.*^	9,850
3,500	MGI Pharma, Inc.*^	141,855
1,100	Noven Pharmaceuticals, Inc.*^	15,268

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Pharmaceuticals, continued

1,000	PharMerica Corp.*^	$13,880
2,300	Salix Pharmaceuticals, Inc.*^	18,124
1,600	Sciele Pharma, Inc.*^	32,720
3,300	ViroPharma, Inc.*^	26,202

		292,154

Real Estate Investment Trusts (REITs) (3.7%):

1,100	Acadia Realty Trust^	28,171
2,500	BioMed Realty Trust, Inc.^	57,925
1,000	EastGroup Properties, Inc.	41,850
1,300	Entertainment Properties Trust^	61,100
2,500	Extra Space Storage, Inc.	35,725
1,500	Forestar Real Estate Group, Inc.*	35,385
2,500	Inland Real Estate Corp.^	35,400
1,500	Kilroy Realty Corp.^	82,440
700	Kite Realty Group Trust^	10,689
2,300	Lexington Corporate Properties Trust^	33,442
1,100	LTC Properties, Inc.^	27,555
2,400	Medical Properties Trust, Inc.^	24,456
1,100	Mid-America Apartment Communities, Inc.^	47,025
2,900	National Retail Properties, Inc.	67,802
600	Parkway Properties, Inc.^	22,188
600	PS Business Parks, Inc.	31,530
3,600	Senior Housing Properties Trust	81,648
1,000	Sovran Self Storage, Inc.^	40,100
1,300	Tanger Factory Outlet Centers, Inc.^	49,023

		813,454

Road & Rail (0.9%):

1,100	Arkansas Best Corp.^	24,134
1,800	Heartland Express, Inc.^	25,524
1,700	Knight Transportation, Inc.^	25,177
2,200	Landstar System, Inc.	92,730
1,000	Old Dominion Freight Line, Inc.*^	23,110

		190,675

Semiconductors & Semiconductor Equipment (3.9%):

1,600	Actel Corp.*	21,856
1,800	Advanced Energy Industries, Inc.*^	23,544
2,300	AMIS Holdings, Inc.*^	23,046
1,300	ATMI, Inc.*^	41,925
4,700	Axcelis Technologies, Inc.*^	21,620
3,400	Brooks Automation, Inc.*	44,914
1,000	Cabot Microelectronics Corp.*^	35,910
1,200	Cohu, Inc.	18,360
1,500	Cymer, Inc.*	58,395
1,150	Diodes, Inc.*^	34,581
1,800	DSP Group, Inc.*	21,960
2,100	Exar Corp.*	16,737
1,200	FEI Co.*^	29,796
900	Intevac, Inc.*^	13,086
2,800	Kulicke & Soffa Industries, Inc.*^	19,208
2,500	Micrel, Inc.	21,125
3,000	Microsemi Corp.*^	66,420
2,300	MKS Instruments, Inc.*	44,022
800	Pericom Semiconductor Corp.*^	14,960
1,600	Photronics Corp.*^	19,952
1,800	Rudolph Technologies, Inc.*^	20,376
6,300	Skyworks Solutions, Inc.*^	53,550
1,000	Standard Microsystems Corp.*	39,070
700	Supertex, Inc.*^	21,903
400	Ultratech, Inc.*^	4,536
3,150	Varian Semiconductor Equipment Associates, Inc.*	116,550
1,300	Veeco Instruments, Inc.*^	21,710

		869,112

Software (5.2%):

700	Ansoft Corp.*^	18,095
3,300	Ansys, Inc.*	136,818
1,900	Blackbaud, Inc.^	53,276
1,100	Captaris, Inc.*	4,752
1,700	Concur Technologies, Inc.*^	61,557
2,700	Epicor Software Corp.*^	31,806
850	Epiq Systems, Inc.*^	14,798
1,800	FactSet Research Systems, Inc.^	100,260
600	Faro Technologies, Inc.*^	16,308
3,800	Informatica Corp.*^	68,476
1,100	JDA Software Group, Inc.*	22,506
1,500	Manhattan Associates, Inc.*	39,540
1,700	Micros Systems, Inc.*	119,272
1,700	Napster, Inc.*^	3,349
800	Phoenix Technology, Ltd.*^	10,304
1,700	Progress Software Corp.*	57,256
700	Quality Systems, Inc.^	21,343
1,000	Radiant Systems, Inc.*^	17,230
2,200	Secure Computing Corp.*^	21,120
1,300	Smith Micro Software, Inc.*^	11,011
1,800	Sonic Solutions*^	18,702
900	SPSS, Inc.*^	32,319
2,600	Take-Two Interactive Software, Inc.*^	47,970
2,700	THQ, Inc.*^	76,113
4,900	Trimble Navigation, Ltd.*	148,176

		1,152,357

Specialized REIT (0.3%):

3,800	DiamondRock Hospitality, Co.	56,924

Specialty Retail (3.0%):

2,800	Aaron Rents, Inc.^	53,872
1,300	Big 5 Sporting Goods Corp.^	18,746

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Specialty Retail, continued

1,400	Cabela’s, Inc., Class A*^	$21,098
1,200	Cato Corp.^	18,792
1,000	Charlotte Russe Holdings, Inc.*^	16,150
1,000	Children’s Place Retail Stores, Inc.*^	25,930
1,600	Christopher & Banks Corp.^	18,320
1,800	Dress Barn, Inc.*^	22,518
1,200	Finish Line, Class A^	2,904
900	Genesco, Inc.*	34,020
800	Group 1 Automotive, Inc.^	19,000
1,300	Gymboree Corp.*^	39,598
1,200	Haverty Furniture Co., Inc.^	10,788
1,600	Hibbett Sports, Inc.*^	31,968
1,500	HOT Topic, Inc.*^	8,730
1,000	Jo-Ann Stores, Inc.*^	13,080
1,000	Jos. A. Bank Clothiers, Inc.*^	28,450
700	Lithia Motors, Inc., Class A^	9,611
2,300	Men’s Wearhouse, Inc.	62,054
1,200	Midas, Inc.*^	17,592
1,300	Pep Boys — Manny, Moe & Jack^	14,924
2,200	Select Comfort Corp.*^	15,422
1,300	Sonic Automotive, Inc.^	25,168
1,600	Stage Store, Inc.	23,680
900	Stein Mart, Inc.^	4,266
1,100	Tractor Supply Co.*^	39,534
1,000	Tween Brands, Inc.*^	26,480
1,400	Zale Corp.*^	22,484
800	Zumiez, Inc.*^	19,488

		664,667

Textiles, Apparel & Luxury Goods (2.9%):

1,900	Brown Shoe Co., Inc.	28,823
3,400	Crocs, Inc.*^	125,154
600	Deckers Outdoor Corp.*	93,036
2,100	Fossil, Inc.*	88,158
2,900	Iconix Brand Group, Inc.*^	57,014
900	K-Swiss, Inc., Class A^	16,290
1,100	Kellwood Co.^	18,304
900	Maidenform Brands, Inc.*^	12,177
900	Movado Group, Inc.^	22,761
700	Oxford Industries, Inc.^	18,039
3,800	Quiksilver Resources, Inc.*	32,604
1,600	Skechers U.S.A., Inc., Class A*	31,216
600	UniFirst Corp.	22,800
600	Volcom, Inc.*^	13,218
2,500	Wolverine World Wide, Inc.	61,300

		640,894

Thrifts & Mortgage Finance (1.0%):

1,000	Anchor BanCorp Wisconsin, Inc.^	23,520
2,600	Bank Mutual Corp.^	27,482
1,600	BankAtlantic Bancorp, Inc., Class A^	6,560
1,100	BankUnited Financial Corp., Class A^	7,590
2,600	Brookline Bancorp, Inc.^	26,416
1,900	Corus Bankshares, Inc.^	20,273
1,200	Dime Community Bancshares^	15,324
600	Downey Financial Corp.^	18,666
600	FirstFed Financial Corp.*^	21,492
1,400	Flagstar Bancorp, Inc.^	9,758
1,300	Franklin Bank Corp.*^	5,603
2,800	Fremont General Corp.*^	9,800
400	Triad Guaranty, Inc.*^	3,920
3,500	TrustCo Bank Corp.^	34,720

		231,124

Tobacco (0.1%):

3,900	Alliance One International, Inc.*^	15,873

Trading Companies & Distributors (0.5%):

1,700	Applied Industrial Technologies, Inc.	49,334
900	Kaman Corp., Class A^	33,129
800	Watsco, Inc.^	29,408

		111,871

Water Utilities (0.1%):

500	American States Water Co.^	18,840

Total Common Stocks (Cost $23,749,926)		22,000,197

Deposit Account (0.3%):
63,151	NTRS London Deposit Account	63,151

Total Deposit Account (Cost $63,151)		63,151

Collateral For Securities On Loan (49.2%):
10,863,739	Northern Trust Liquid Institutional Asset Portfolio	10,863,739

Total Collateral For Securities On Loan (Cost $10,863,739)		10,863,739

U.S. Treasury Obligation (0.1%):
15,000	U.S. Treasury Bills, 3.12%, 3/27/08(a) (c)	14,887

Total U.S. Treasury Obligation (Cost $14,890)		14,887

Total Investment Securities (Cost $34,691,706)(b) — 149.3%		32,941,974
Net other assets (liabilities) — (49.3)%		(10,880,733)

Net Assets — 100.0%		$22,061,241

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

(a)	The rate presented represents the effective yield at December 31, 2007.

(b)	Cost for federal income tax purposes is $34,718,059. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,726,486
Unrealized depreciation	(3,502,571)

Net unrealized depreciation	$(1,776,085)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007

Country	Percentage
United States	99.9%
Puerto Rico	0.1%

100%

Future Contracts

(c)	Securities with an aggregate fair value of $14,887 have been segregated with the custodian to cover margin requirements for the following open contracts as of December 31, 2007.

				Unrealized
		Expiration	# of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)
Russell Mini Futures	Long	03/20/2008	1	$(401)

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Small
Cap Stock
Index Fund

Assets:
Investment securities, at cost	$34,691,706

Investment securities, at value*	$32,941,974
Interest and dividends receivable	28,182
Receivable for capital shares issued	17,540
Receivable for investments sold	76,631
Receivable from Manager	3,169
Prepaid expenses	359

Total Assets	33,067,855

Liabilities:
Payable for investments purchased	123,870
Payable for capital shares redeemed	83
Payable for return of collateral received	10,863,739
Payable for variation margin on futures contracts	110
Administration fees payable	815
Distribution fees payable	4,710
Administrative and compliance services fees payable	479
Other accrued liabilities	12,808

Total Liabilities	11,006,614

Net Assets	$22,061,241

Net Assets Consist of:
Capital	$23,818,344
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(6,970)
Net unrealized appreciation/(depreciation) on investments	(1,750,133)

Net Assets	$22,061,241

Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,379,623
Net Asset Value (offering and redemption price per share)	$9.27

*	Includes securities on loan of $10,516,512.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2007

AZL Small
Cap Stock
Index Fund (a)

Investment Income:
Interest	$13,033
Dividends	162,453
Income from securities lending	19,064

Total Investment Income	194,550

Expenses:
Manager fees	38,486
Administration fees	6,376
Distribution fees	37,005
Accounting agent fees	5,050
Custodian fees	16,583
Administrative and compliance service fees	686
Trustees’ fees	673
Professional fees	2,386
Shareholder reports	1,710
Other expenses	19,454

Total expenses before reductions	128,409
Less expenses waived/reimbursed by the Manager	(42,556)

Net expenses	85,853

Net Investment Income/(Loss)	108,697

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	237,128
Net realized gains/(losses) on futures transactions	(6,947)
Change in unrealized appreciation/(depreciation) on investments	(1,750,133)

Net Realized/Unrealized Gains/(Losses) on Investments	(1,519,952)

Change in Net Assets Resulting From Operations	$(1,411,255)

(a)	For the Period May 1, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL Small
Cap Stock
Index Fund
May 1, 2007 to
December 31,
2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$108,697
Net realized gains/(losses) on investment transactions	230,181
Change in unrealized appreciation/(depreciation) on investments	(1,750,133)

Change in net assets resulting from operations	(1,411,255)

Dividends to Shareholders:
From net investment income	(126,554)
From net realized gains on investments	(223,156)

Change in net assets resulting from dividends to shareholders	(349,710)

Capital Transactions:
Proceeds from shares issued	24,818,717
Proceeds from dividends reinvested	349,710
Value of shares redeemed	(1,346,221)

Change in net assets resulting from capital transactions	23,822,206

Change in net assets	22,061,241
Net Assets:
Beginning of period	—

End of period	$22,061,241

Accumulated net investment income/(loss)	$—

Share Transactions:
Shares issued	2,479,848
Dividends reinvested	37,442
Shares redeemed	(137,667)

Change in shares	2,379,623

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

May 1, 2007 to
December 31,
2007(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	(0.63)

Total from Investment Activities	(0.59)

Dividends to Shareholders From:
Net Investment Income	(0.05)
Net Realized Gains	(0.09)

Total Dividends	(0.14)

Net Asset Value, End of Period	$9.27

Total Return(b) (c)	(5.83)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$22,061
Net Investment Income/(Loss)(d)	0.73%
Expenses Before Reductions(d) (e)	0.87%
Expenses Net of Reductions(d)	0.58%
Portfolio Turnover Rate(c)	19.08%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Small Cap Stock Index Fund (the “Fund”), commenced operations on May 1, 2007. The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (”REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2007

disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Small Cap Stock Index Fund	$10,863,739	$10,516,512

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2007

services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.58%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL Small Cap Stock Index Fund	$42,556

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2007, $392 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2007

each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$27,750,760	$4,211,204

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Small Cap Stock Index Fund	$341,966	$7,744	$349,710

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long-Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Depreciation(a)	Earnings
AZL Small Cap Stock Index Fund	$10,684	$8,298	$18,982	$(1,776,085)	$(1,757,103)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 38.50% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $7,744.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

26

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

27

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

28

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

30

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLTargetPLUSSM Balanced Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLTargetPLUSSM Balanced Fund
Allianz Life Advisers, LLC serves as the Manager for the AZL TargetPLUSSM Balanced Fund and First Trust Advisors L.P. serves as Subadviser to the Fund on the equity portfolio and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund on the fixed income portfolio.
What factors affected the Fund’s performance from its inception on May 1, 2007 through the period ended December 31, 2007?
From its inception through the period ended December 31, 2007, the AZL TargetPLUSSM Balanced Fund returned 2.12%. That compared to a –0.17% and 0.37% total return for the Fund’s benchmarks the Russell 3000® Index1 and the Standard & Poor’s 500 Index1, respectively.
This Fund invests through an equity portfolio and two fixed-income portfolios: one managed with a goal of producing total return and the other managed for diversified income. All three allocations contributed positively to the Fund’s absolute performance, with the fixed-income portfolios providing larger contributions.
The equity portion of this Fund is measured against the Russell 3000® Index, which represents shares of large, medium-sized and small stocks. The Fund’s equity allocation held a substantially overweight position in the materials sector relative to its benchmark. That stake boosted relative returns, as materials stocks posted some of the market’s strongest gains during 2007. An underweight position in the financial sector also benefited performance against the benchmark, as did security selection within the financial sector. Financial stocks in aggregate trailed all other economic sectors in the benchmark, as the sector suffered from increasing mortgage defaults and tighter conditions in the credit markets.*
The Fund’s equity sleeve held an overweight position in consumer discretionary stocks. That sector allocation dragged on relative returns, as the consumer discretionary sector was the second-worst performing sector in the Russell 3000® Index during 2007. An underweight stake in energy stocks also hurt relative performance. The sector led the benchmark for the period under review, as oil prices climbed to near $100 a barrel by the end of the year.*
The primary detractors from the fixed-income total return portfolio early in the period were an above-benchmark duration, curve-steepening strategies outside of the U.S. and an underweight position in investment-grade corporate bonds. Those factors helped relative performance during the second half of 2007, however, as did an underweight stake in mortgage-backed securities.*
Likewise, the diversified income portfolio’s relative performance benefited from a higher duration than the benchmark, coupled with an overweight position in bonds at the front end of the yield curve. The portfolio also benefited from reduced allocations to high-yield bonds, and from an over-weight to industries that had pricing power and were insulated from an economic downturn. An underweight position in bonds issued by homebuilders benefited relative returns as well. Meanwhile, an overweight stake in Brazil and an underweight position in Venezuela helped performance, as did exposure to emerging-market currencies.*
Factors that hurt the diversified income portfolio’s relative performance included an under-weight to global investment-grade credit, as well as underweights to insurance and consumer cyclicals and an overweight to energy/natural gas and utilities. Relatively small stakes in certain countries with worrisome economic and/or political situations, such as Turkey and Ecuador, also weighed on returns against the diversified income portfolio’s benchmark.*
Past performance does not guarantee future results.

*  The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.
1  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The Funds primary index is the Russell 3000® Index, however to provide a broader market comparative we have also listed additional indices. Investors cannot invest directly in an index.

1

AZLTargetPLUSSM Balanced Fund Review
Fund Objective
The investment objective of the Fund is long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Manager will allocate 45% to 55% of the Fund’s assets to the Equity Portfolio and the remaining balance of the Fund’s assets to the Fixed Income Portfolio.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Returns as of December 31, 2007
Since
Inception
(5/1/07)
AZL TargetPLUSSM Balanced Fund	2.12%

Russell 3000® Index	–0.17%†

S&P 500 Index	0.37%†

Expense Ratio

Gross	0.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement limiting operating expenses to 0.89% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 3000® Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†  The since inception performance data and hypothetical $10,000 investment for the Russell 3000® and the S&P 500 Index is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Balanced Fund	$1,000.00	$1,017.10	$4.52	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Balanced Fund	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL TargetPLUS Balanced Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	2.3%
Corporate — Air Freight & Logistics	0.2
Auto Components	1.0
Automobiles	1.7
Capital Markets	0.8
Chemicals	3.7
Commercial Banks-Corporate	1.9
Commercial Banks	4.4
Commercial Service Supplies	0.4
Communications Equipment	1.4
Computers & Peripherals	1.1
Construction & Engineering	0.8
Diversifies Consumer Services-Corporate	0.1
Diversified Financial Services-Corporate	0.2
Diversified Financial Services	1.5
Diversified Telecommunication Services	3.1
Electric Utilities	1.5
Electronic Equipment & Instruments-Corporate	0.9
Electronic Equipment & Instruments	0.1
Energy Equipment & Services- Corporate Bonds	1.3
Energy Equipment & Services	1.5
Federal Home Loan Bank — U.S. Government Agency Mortgages	4.5
Federal Home Loan Mortgage Corporation — U.S. Government Agency Mortgages	13.9
Federal National Mortgage Association — U.S. Government Agency Mortgages	23.1
Food Products	0.6
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.8
Hotels, Restaurants & Leisure	0.6
Household Durables	3.2
Industrial Conglomerates	1.0
Insurance	0.9
Internet & Catalog Retail	0.1
Internet Software & Services	1.0
IT Services	0.6
Machinery	0.1
Media- Corporate	1.8
Metals & Mining	1.9
Multi-Utilities	1.9
Oil & Gas & Consumable Fuels	2.6
Paper & Forest Products	0.5
Pharmaceuticals	0.6
Semiconductors & Semiconductor Equipment	0.7
Software	0.7
Specialty Retail	0.6
Textiles, Apparel & Luxury Goods	0.8
Thrifts & Mortgage Finance	1.4
Tobacco	0.5
U.S. Treasury Bills	1.1
U.S. Treasury Notes	1.5
Wireless Telecommunication Services	1.2
Purchased Put Options	0.0
Purchased Call Options	0.4
Short-Term Investments	24.1

123.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (48.5%):
Aerospace & Defense (2.3%):

261	Cubic Corp.^	$10,231
4,285	DynCorp International, Inc., Class A*^	115,181
432	Precision Castparts Corp.	59,918
4,884	Taser International, Inc.*^	70,281

		255,611

Auto Components (1.0%):

11,003	GKN plc	61,283
2,980	Superior Industries International, Inc.^	54,147

		115,430

Automobiles (1.7%):

434	DaimlerChrysler AG	41,503
2,534	General Motors Corp.^	63,071
1,283	Honda Motor Co., Ltd., ADR^	42,519
388	Toyota Motor Corp., SP ADR^	41,194

		188,287

Capital Markets (0.8%):

726	Credit Suisse Group, SP ADR	43,633
335	Deutsche Bank AG^	43,352

		86,985

Chemicals (3.7%):

1,609	Koppers Holdings, Inc.	69,573
1,199	Mosaic Co., Inc. (The)*	113,114
388	Penford Corp.^	9,929
708	Potash Corp. of Saskatchewan, Inc.	101,924
2,918	RPM International, Inc.	59,235
1,986	Sensient Technologies Corp.	56,164

		409,939

Commercial Banks (4.4%):

1,010	Allied Irish Banks plc, SP ADR^	46,400
981	Barclays plc, ADR	39,603
27,000	BOC Hong Kong Holdings, Ltd.	74,622
3,521	Colonial Bancgroup, Inc.^	47,674
1,229	Comerica, Inc.	53,498
522	HSBC Holdings plc, SP ADR^	43,697
2,151	KeyCorp	50,441
610	Kookmin Bank, ADR	44,725
4,693	Royal Bank of Scotland plc, SP ADR*^	42,002
1,326	Wachovia Corp.	50,428

		493,090

Commercial Services & Supplies (0.4%):

1,327	GeoEye, Inc.*	44,654

Communications Equipment (1.4%):

2,050	Nokia Oyj Corp., ADR	78,699
672	Research In Motion, Ltd.*	76,205

		154,904

Computers & Peripherals (1.1%):

445	Apple Computer, Inc.*	88,145
2,503	Novatel Wireless, Inc.*^	40,549

		128,694

Construction & Engineering (0.8%):

2,059	Perini Corp.*^	85,284

Diversified Financial Services (1.5%):

2,258	Citigroup, Inc.	66,476
1,134	ING Groep N.V., ADR^	44,124
1,253	JPMorgan Chase & Co.	54,693

		165,293

Diversified Telecommunication Services (3.1%):

1,917	AT&T, Inc.	79,670
11,872	BT Group plc	64,058
1,966	Deutsche Telekom AG, ADR^	42,603
1,947	Nippon Telegraph & Telephone Corp., ADR	48,013
117,000	PCCW, Ltd.	69,215
1,368	Telecom Italia SPA, ADR^	42,189

		345,748

Electric Utilities (1.5%):

13,000	Hongkong Electric Holdings, Ltd.	74,510
2,077	Korea Electric Power Corp., ADR*	43,305
1,732	Northeast Utilities	54,229

		172,044

Electronic Equipment & Instruments (0.1%):

417	FLIR Systems, Inc.*^	13,052

Energy Equipment & Services (1.5%):

670	Cameron International Corp.*	32,247
91	Core Laboratories N.V.*^	11,349
2,002	Matrix Service Co.*^	43,684
1,180	National-Oilwell Varco, Inc.*	86,683

		173,963

Food Products (0.6%):

7,570	Tate & Lyle plc	66,425

Health Care Equipment & Supplies (0.9%):

1,648	Abaxis, Inc.*^	59,097
118	Intuitive Surgical, Inc.*	38,291

		97,388

Health Care Providers & Services (0.8%):

4,008	Alliance Imaging, Inc.*^	38,557
3,234	Sun Healthcare Group, Inc.*^	55,528

		94,085

Hotels, Restaurants & Leisure (0.6%):

11,121	Ladbrokes plc	71,019

Household Durables (3.2%):

774	Garmin, Ltd.^	75,078
9,543	La-Z-Boy, Inc.^	75,676

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Household Durables, continued

2,082	Matsushita Electric Industrial Co., Ltd., ADR	$42,556
386	Tempur-Pedic International, Inc.^	10,025
4,739	Tupperware Brands Corp.	156,529

		359,864

Industrial Conglomerates (1.0%):

19,000	Cheung Kong Infrastructure Holdings, Ltd.^	70,728
660	McDermott International, Inc.*	38,960

		109,688

Insurance (0.9%):

2,474	AEGON N.V	43,369
900	Lincoln National Corp.	52,398

		95,767

Internet & Catalog Retail (0.1%):

121	Priceline.com, Inc.*^	13,898

Internet Software & Services (1.0%):

3,303	DealerTrack Holdings, Inc.*^	110,551

IT Services (0.6%):

27,123	LogicaCMG plc	63,234

Machinery (0.1%):

170	Dynamic Materials Corp.^	10,013

Metals & Mining (1.9%):

282	AMCOL International Corp.^	10,160
577	ArcelorMittal Class A^	44,631
1,087	BHP Billiton, Ltd., SP ADR^	76,134
747	Southern Copper Corp.^	78,532

		209,457

Multi-Utilities (1.9%):

1,319	Black Hills Corp.^	58,168
1,128	DTE Energy Co.^	49,587
2,993	NiSource, Inc.	56,538
2,474	PNM Resources, Inc.	53,067

		217,360

Oil, Gas & Consumable Fuels (2.6%):

2,557	Arena Resources, Inc.*^	106,652
669	EnCana Corp.^	45,465
618	ENI SPA, ADR	44,762
885	Petro-Canada^	47,454
1,197	Repsol YPF SA, ADR^	42,649

		286,982

Paper & Forest Products (0.5%):

1,687	MeadWestvaco Corp.	52,803

Pharmaceuticals (0.6%):

3,090	Pfizer, Inc.	70,236

Semiconductors & Semiconductor Equipment (0.7%):

482	Cypress Semiconductor Corp.*	17,366
1,675	NVIDIA Corp.*	56,984
168	Sigma Designs, Inc.*^	9,274

		83,624

Software (0.7%):

2,299	Epiq Systems, Inc.*^	40,026
2,418	Radiant Systems, Inc.*^	41,662

		81,688

Specialty Retail (0.6%):

2,615	Home Depot, Inc.	70,448

Textiles, Apparel & Luxury Goods (0.8%):

76	Deckers Outdoor Corp.*^	11,785
21,000	Yue Yuen Industrial Holdings, Ltd.	75,127

		86,912

Thrifts & Mortgage Finance (1.4%):

3,023	New York Community Bancorp, Inc.^	53,144
3,259	People’s United Financial, Inc.	58,010
3,036	Washington Mutual, Inc.	41,320

		152,474

Tobacco (0.5%):

1,028	Universal Corp.	52,654

Wireless Telecommunication Services (1.2%):

2,007	China Unicom, Ltd., ADR^	44,957
2,700	NTT DoCoMo, Inc., ADR^	44,280
1,166	Vodafone Group plc, ADR	43,515

		132,752

Total Common Stocks (Cost $5,456,976)		5,422,300
Corporate Bonds (6.4%):
Air Freight & Logistics (0.2%):

$25,000	First Data Corp. 9.88%, 9/24/15(a)^	23,250

Commercial Banks (1.9%):

100,000	Barclays Bank PLC, 6.05%, 12/4/17(a)	100,762
100,000	Citigroup, Inc., 6.13%, 11/21/17	102,720
10,000	Wells Fargo Co., 5.25%, 10/23/12	10,166

		213,648

Diversified Consumer Services (0.1%):

10,000	General Electric Capital Corp., 5.25%, 10/19/12^	10,227

Diversified Financial Services (0.2%):

25,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	24,494

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares
or Principal		Fair
Amount		Value
Corporate Bonds, continued

Electronic Equipment & Instruments (0.9%):

$100,000	General Electric Co., 5.25%, 12/6/17	$99,787

Energy Equipment & Services (1.3%):

150,000	Gazprom Capital, 6.21%, 11/22/16^	145,252

Media (1.8%):

200,000	Time Warner Cable, Inc., 5.40%, 7/2/12	200,402
Total Corporate Bonds (Cost $716,805)		717,060
U.S. Government Agency Mortgages (41.5%):
Federal Home Loan Bank (4.5%)

500,000	4.25%, 1/30/08(b)	498,374

Federal Home Loan Mortgage Corporation (13.9%)

400,000	4.36%, 1/24/08(b)	398,904
400,000	4.33%, 1/28/08(b)	398,659
650,000	5.25%, 1/12/09	658,407
100,000	4.66%, 7/27/09	100,059

		1,556,029

Federal National Mortgage Association (23.1%)

400,000	4.37%, 1/23/08(b)	398,904
600,000	4.36%, 1/25/08(b)	598,224
493,235	5.00%, 5/1/37	481,075
398,814	5.50%, 10/1/37	398,365
200,000	5.50%, 12/1/37	199,775
500,000	6.00%, 1/15/38	507,656

		2,583,999

Total U.S. Government Agency Mortgages (Cost $4,630,027)		4,638,402
U.S. Treasury Obligations (2.6%):
U.S. Treasury Bills (1.1%)

35,000	3.23%, 2/28/08(b) (e)	34,839
85,000	3.00%, 3/13/08(b) (e)	84,484

		119,323

U.S. Treasury Notes (1.5%)

100,000	2.00%, 4/15/12^	106,713
50,000	6.88%, 8/15/25	64,289

		171,002

Total U.S. Treasury Obligations (Cost $287,698)		290,325
Deposit Account (4.1%):
457,852	NTRS London Deposit Account	457,852
Total Deposit Account (Cost $457,852)		457,852
Collateral For Securities On Loan (20.0%):
2,231,078	Northern Trust Liquid Institutional Asset Portfolio	2,231,078

Total Collateral For Securities On Loan (Cost $2,231,078)		2,231,078

Purchased Put Options (0.0%):
3	10-Year US Treasury Note Future, Put @ 102, Exp. 02/22/08	47

Total Purchased Put Options (Cost $57)		47

Purchased Call Options (0.4%):
4	10-Year US Treasury Note Future, Call @ 133, Exp. 02/22/08	63
310	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 4.25, Exp. 07/08/09(c)	38,792
250	Receive 6-Month EUR-LIBOR Floating Rate Index, Strike @ 4.18, Exp. 04/20/09(c)	12,421

Total Purchased Call Options (Cost $49,305)		51,276

Total Investment Securities (Cost $13,829,798)(d) — 123.5%		13,808,340
Net other assets (liabilities) — (23.5)%		(2,631,819)

Net Assets — 100.0%		$11,176,521

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.
*	Non-income producing security
ADR—American Depository Receipt
LIBOR—Represents the London InterBank Offered Rate
PLC—Public Liability Co.

(a)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.
(b)	The rate presented represents the effective yield at December 31, 2007.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(c)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be illiquid based on procedure approved by the Board of Trustees. As of December 31, 2007 these securities represent 0.5% of the net assets of the Fund.

(d)	Cost for federal income tax purposes is $13,835,498. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$259,510
Unrealized depreciation	$(286,668)

Net unrealized depreciation	$(27,158)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	71.0%
European Community	9.0%
United Kingdom	6.0%
Germany	4.7%
Hong Kong	2.0%
Canada	1.4%
Japan	1.1%
Netherlands	1.0%
Luxembourg	0.8%
Korea	0.5%
Italy	0.5%
Finland	0.4%
Australia	0.4%
Cayman Islands	0.4%
Ireland	0.2%
Switzerland	0.2%
Spain	0.2%
Panama	0.2%

100.0%

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(e)	Securities with an aggregate market value of $119,323 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

				Unrealized
		Expiration	# of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)

90-Day Eurodollar March Futures	Long	3/17/2008	3	$1,313
90-Day Eurodollar June Futures	Long	6/16/2008	8	8,200
90-Day Eurodollar June Futures	Long	6/15/2009	1	2,075
90-Day Eurodollar September Futures	Long	9/15/2008	2	7,150
90-Day Eurodollar September Futures	Long	9/14/2009	5	10,388
90-Day Eurodollar December Futures	Long	12/15/2008	3	8,138
90-Day Euribor March Futures	Long	3/17/2008	1	(740)
90-Day Euribor June Futures	Long	6/16/2008	2	298
90-Day Euribor September Futures	Long	9/15/2008	1	236
90-Day Euribor December Futures	Long	12/15/2009	1	(403)
U.S. Treasury 5-Year Note March Futures	Short	3/31/2008	(3)	(3,609)
90-Day British Sterling Pound September Futures	Long	9/18/2008	2	1,468
90-Day British Sterling Pound December Futures	Long	12/18/2008	1	(896)
Euro BOBL March Futures	Long	3/10/2008	5	(11,029)
U.S. Treasury 10-Year Note March Futures	Short	3/31/2008	(1)	(94)
US Long Bond March Futures	Short	3/19/2008	(1)	(906)

Total				$21,589

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Interest Rate Swap agreements outstanding at December 31, 2007:

Interest Rate Swaps

						Unrealized
		(Pay)/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)
Goldman Sachs Group	Brazil Cetip Interbank Deposit Rate	Receive	10.15%	1/2/2012	$100,000	$(3,304)
Merrill Lynch Capital Services, Inc.	Brazil Cetip Interbank Deposit Rate	Pay	12.54	1/2/2012	200,000	(1,226)
Morgan Stanley (c)	6-Month GBP LIBOR	Pay	6.00	9/18/2009	100,000	4,877
Barclays Bank	6-Month EUR LIBOR	Receive	4.00	9/19/2017	100,000	1,187
Morgan Stanley	Mexico
Capital Services Inc.	Interbank	Receive	8.17	11/4/2016	200,000	(252)
HSBC Bank USA	South Africa Interbank	Pay	9.99	11/09/2010	300,000	287
Citibank	South Africa Interbank	Pay	9.99	11/09/2010	100,000	84
Morgan Stanley (c)	3-Month USD LIBOR	Pay	5.00	12/17/2009	2,700,000	19,030
Morgan Stanley (c)	3-Month USD LIBOR	Pay	5.00	6/18/2018	686,000	12,472
Royal Bank of Scotland (c)	3-Month USD LIBOR	Pay	5.00	6/18/2018	100,000	943
Barclays Bank (c)	3-Month USD LIBOR	Pay	5.00	12/17/2009	1,700,000	13,598
Royal Bank of Scotland (c)	3-Month USD LIBOR	Pay	4.00	6/18/2010	100,000	(33)
Merrill Lynch (c)	3-Month USD LIBOR	Pay	4.00	6/18/2010	100,000	(75)

						$47,588

Credit Default Swap agreements outstanding on December 31, 2007:

Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive		Notional	Appreciation/
Counterparty	Refernce Equity	Protection	Fixed Rate	Expiration Date	Amount	(Depreciation)
Merrill Lynch International	HY-9 Future	Sell	3.75%	12/20/2012	$600,000	$(6,401)
Lehman Brothers	IG8 Future	Sell	0.35	6/20/2012	200,000	(4,131)
Bank of America	HY-8 Future	Sell	2.75	6/20/2012	346,000	(10,177)
Lehman Brothers	Federal Republic of Brazil	Sell	1.06	5/20/2017	200,000	(3,546)
Lehman Brothers	Pemex Project Funding	Sell	0.58	5/20/2017	200,000	(5,801)
Barclays Bank	EM-8 Future	Sell	1.75	12/20/2012	500,000	(1,804)

						$(31,860)

As of December 31, 2007, the Fund’s open foreign currency contracts were as followed:

				Unrealized
		Contract		Appreciation/
Short	Delivery Date	Amount	Fair Value	(Depreciation)

Deliver (18,017) British Sterling Pound in exchange for U.S. Dollars	1/31/2008	$(36,186)	$(35,827)	$359
Deliver (284,193) South African Rand in exchange for U.S. Dollars	7/10/2008	(37,812)	(40,110)	(2,298)
Deliver (24,000) Euro Dollar Rand in exchange for U.S. Dollars	1/17/2008	(35,063)	(35,097)	(34)

Total short				$(1,973)

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2007

				Unrealized
		Contract		Appreciation/
Long	Delivery Date	Amount	Fair Value	(Depreciation)

Receive 41,592 Brazilian Real in exchange for U.S. Dollars	7/02/2008	$20,621	$22,767	$2,146
Receive 8,000 Euro Dollars in exchange for U.S. Dollars	1/17/2008	11,702	11,699	(3)
Receive 48,190 Mexican Peso in exchange for U.S. Dollars	7/10/2008	4,292	4,346	53
Receive 201,660,000 Indonesian Ripiah in exchange for U.S. Dollars	5/27/2008	22,000	21,250	(750)
Receive 449,019 South African Rand in exchange for U.S. Dollars	3/13/2008	66,857	64,884	(1,973)
Receive 27,179 Polish Zloty in exchange for U.S. Dollars	7/10/2008	9,890	10,987	1,097

Total Long				$570

Written options outstanding on December 31, 2007.

Options on Futures	Exercise
Security Description	Price	Expiration Date	# of Contracts	Premium	Fair Value

Call — CBOT US Treasury Note March Future	111	2/22/08	(3)	$(1,631)	$(8,531)
Call — CBOT US Treasury Note March Future	113	2/22/08	(1)	(591)	(1,563)
Put — CBOT US Treasury Note March Future	106	2/22/08	(1)	(419)	(16)
Put — CBOT US Treasury Note March Future	107	2/22/08	(1)	(340)	(47)
Put — CBOT US Treasury Note March Future	108	2/22/08	(1)	(465)	(63)

				$(3,446)	$(10,220)

Swap option holdings as of December 31, 2007:

		Pay/Receive	Exercise	Expiration	Notional		Fair
Description	Counterparty	Floating Index	Rate	Date	Amount	Premium	Value
Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec-3-month USD-LIBOR	4.9%	7/8/2016	$(100)	$(28,200)	$(33,927)
Call — OTC 7-Year Interest Rate Swap	Deutsche Bank AG	Euro Index	4.44	4/20/2009	(80)	(16,980)	(12,413)

Totals						$(45,180)	$(46,340)

Securities Sold Short (0.9%):

					Unrealized
Security Description	Expiration Date	# of Contracts	Premium	Fair Value	Gain/Loss
FNMA TBA	1/15/37	100,000	$(99,797)	$(99,875)	$(78)

Total			(99,797)	(99,875)	(78)

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL TargetPLUS
Balanced Fund

Assets:
Investment securities, at cost	$13,829,798

Investment securities, at value*	$13,808,340
Foreign currency, at value (cost $26,583)	26,576
Interest and dividends receivable	45,972
Receivable for capital shares issued	98,511
Receivable for investments sold	598,519
Receivable for forward foreign currency contracts	3,655
Unrealized appreciation on interest rate swaps	52,478
Swap premiums paid	37,639
Prepaid expenses	115

Total Assets	14,671,805

Liabilities:
Options written, at value (premiums received $48,626)	56,560
Short Sales (proceeds $99,797)	99,875
Payable for forward foreign currency contracts	5,058
Payable for investments purchased	1,012,865
Payable for capital shares redeemed	55
Payable for return of collateral received	2,231,078
Unrealized depreciation on credit default swaps	31,860
Unrealized depreciation on interest rate swaps	4,890
Swap premiums received	37,098
Payable for variation margin on futures contracts	329
Manager fees payable	2,704
Administration fees payable	398
Distribution fees payable	2,302
Administrative and compliance services fees payable	404
Other accrued liabilities	9,808

Total Liabilities	3,495,284

Net Assets	$11,176,521

Net Assets Consist of:
Capital	$11,287,041
Accumulated net investment income/(loss)	(22,502)
Accumulated net realized gains/(losses) from investment transactions	(94,444)
Net unrealized appreciation/(depreciation) on investments	6,426

Net Assets	$11,176,521

Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,113,128
Net Asset Value (offering and redemption price per share)	$10.04

*	Includes securities on loan of $2,185,497.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2007

AZL TargetPLUS
Balanced Fund(a)

Investment Income:
Interest	$113,831
Dividends	47,788
Income from securities lending	3,351

Total Investment Income	164,970

Expenses:
Manager fees	24,646
Administration fees	2,052
Distribution fees	11,849
Accounting agent fees	2,456
Custodian fees	16,085
Administrative and compliance service fees	458
Trustees’ fees	202
Professional fees	1,034
Shareholder reports	460
Other expenses	2,196

Total expenses before reductions	61,438
Less expenses waived/reimbursed by the Manager	(19,255)

Net expenses	42,183

Net Investment Income/(Loss)	122,787

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(99,259)
Net realized gains/(losses) on futures transactions	7,540
Net realized gains/(losses) on option transactions	(5)
Net realized gains/(losses) on swap agreements	25,790
Change in unrealized appreciation/(depreciation) on investments	6,426

Net Realized/Unrealized Gains/(Losses) on Investments	(59,508)

Change in Net Assets Resulting From Operations	$63,279

(a)	For the Period May 1, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

AZL TargetPLUS
Balanced Fund
May 1, 2007 to
December 31,
2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$122,787
Net realized gains/(losses) on investment transactions	(65,934)
Change in unrealized appreciation/(depreciation) on investments	6,426

Change in net assets resulting from operations	63,279

Dividends to Shareholders:
From net investment income	(175,297)
Return of Capital	(10,254)

Change in net assets resulting from dividends to shareholders	(185,551)

Capital Transactions:
Proceeds from shares issued	12,807,212
Proceeds from dividends reinvested	185,551
Value of shares redeemed	(1,693,970)

Change in net assets resulting from capital transactions	11,298,793

Change in net assets	11,176,521
Net Assets:
Beginning of period	—
End of period	$11,176,521

Accumulated net investment income/(loss)	$(22,502)

Share Transactions:
Shares issued	1,261,880
Dividends reinvested	18,537
Shares redeemed	(167,289)

Change in shares	1,113,128

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

May 1, 2007 to
December
31, 2007(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.10

Total from Investment Activities	0.21

Dividends to Shareholders From:
Net Investment Income	(0.16)
Return of Capital	(0.01)

Total Dividends	(0.17)

Net Asset Value, End of Period	$10.04

Total Return(b) (c)	2.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$11,177
Net Investment Income/(Loss)(d)	2.59%
Expenses Before Reductions(d) (e)	1.30%
Expenses Net of Reductions(d)	0.89%
Portfolio Turnover Rate (c)	120.57%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Balanced Fund (the “Fund”), commenced operations on May 1, 2007. The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2007

Transactions in options written during the period ended December 31, 2007, were as follows:

	Number of
Written Option Transactions	Contracts	Premiums
Options outstanding at May 1, 2007	—	$—
Options written	(192)	(50,963)
Options exercised	—	—
Options bought back	4	1,096
Options expired	1	341

Options outstanding at December 31, 2007	(187)	$(48,626)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return and credit default swap agreements to manage its exposure to market and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted obligation. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty.

Short Sales

The Fund may engage in short sales. In a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2007

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL TargetPLUS Balanced Fund	$2,255,268	$2,185,497

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented a U.S. Treasury Note at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the “Subadvisers”) First Trust Advisors L.P. (“First Trust”) which is independent of the Manager, and Pacific Investment Management Company LLC (“PIMCO”) which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2007

fees.” For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the period ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL TargetPLUS Balanced Fund	0.52%	0.89%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL TargetPLUS Balanced Fund	$19,255

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2007

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2007, $124 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Balanced Fund	$14,962,304	$6,441,198

For the year ended December 31, 2007, purchases and sales on Long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL TargetPLUS Balanced Fund	$4,387,063	$2,417,470

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant of the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2007, the Fund held restricted securities representing 0.5% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2007 are identified below:

			Shares or
	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.25, Exp. 07/08/09	12/10/2007	$30,923	310	$38,792
Receive 6-Month EUR-LIBOR Floating Rate Index, Strike @ 4.18, Exp. 04/20/09	12/4/2007	18,307	250	12,421

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2007

included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

At December 31, 2007 the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires 12/31/2015
AZL TargetPLUS Balanced Fund	$26,139

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $36,747 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

	Ordinary	Return of	Total
	Income	Capital	Distributions(a)
AZL TargetPLUS Balanced Fund	$175,297	$10,254	$185,551

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

			Accumulated		Total
			Capital and		Accumulated
	Undistributed	Accumulated	Other	Unrealized	Earnings
	Ordinary Income	Earnings	Losses	Depreciation(a)	(Deficit)
AZL TargetPLUS Balanced Fund	$—	$—	$(62,886)	$(47,634)	$(110,520)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Balanced Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 10.42% of the total ordinary income distributions paid during the period ended December 31, 2007 qualify for the corporate dividends received deduction

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

26

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

27

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

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Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLTargetPLUSSM Equity Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL TargetPLUSSM Equity Fund
Allianz Life Advisers, LLC serves as the Manager for the AZL TargetPLUSSM Equity Fund and First Trust Advisors L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZL TargetPLUSSM Equity Fund returned 7.60%. That compared to a 5.14% and 5.49% total return for its benchmarks, the Russell 3000® Index and the Standard & Poor’s 500 Index1, respectively.
Overweight positions in the materials and telecommunications sectors helped the Fund outperform its benchmark, while consumer discretionary and financial stocks reduced absolute returns. The Fund held an average weight of 13.6% in telecommunications stocks, compared to 3.4% for the benchmark. In addition, strong security selection helped the Fund’s holdings in that sector outperform the benchmark sector. Likewise, stock selection enhanced the positive effect of an overweight allocation to materials stocks, which benefited from continued strong global economic growth during 2007. An underweight position in financial stocks also boosted relative returns, as financials represented the worst-performing sector in the Russell 3000® Index during the year.*
Energy stocks proved to be the largest drag on performance relative to the benchmark. The Fund held an underweight position in this market-leading sector, and its energy holdings trailed the benchmark sector. An overweight allocation to consumer discretionary stocks hurt performance, as consumer discretionary was the second-worst performing sector in the benchmark index during 2007.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

1	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The Funds primary index is the Russell 3000® Index, however to provide a broader market comparative we have also listed additional indices. Investors cannot invest directly in an index.

1

AZL TargetPLUSSM Equity Fund Review
Fund Objective
The Fund’s investment objective is total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowing for investment purposes, in the common stocks of companies that are identified by a model based on five separate startegies.
•	20% in The Dow® Target dividend Strategy,

•	20% in the Value Line® Target 25 Strategy,

•	20% in the Target Small-Cap 15 Strategy,

•	20% in the Global Dividend Target 15 Strategy, and

•	20% in the NYSE® International Target 25 Strategy.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2007
		Since
	1	Inception
	Year	(12/27/06)

AZLTargetPLUSSM Equity Fund	7.60%	6.67%

Russell 3000® Index	5.14%	4.42%

S&P 500 Index	5.49%	4.82%

Expense Ratio

Gross	0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract whereby the Manager has voluntarily reduced the management fee to 0.45% and is limiting operating expenses to 0.79% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 3000® Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund

Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Equity Fund	$1,000.00	$965.10	$3.91	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Equity Fund	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL TargetPLUS Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	3.3%
Auto Components	2.1
Automobiles	3.4
Chemicals	7.4
Commercial Banks	9.0
Communications Equipment	2.8
Computers & Peripherals	2.3
Construction & Engineering	1.5
Diversified Consumer Services	2.1
Diversified Financial Services	5.6
Diversified Telecommunication Services	6.4
Electric Utilities	3.7
Electrical Equipment & Instruments	0.2
Energy Equipment & Services	3.1
Food Products	1.3
Health Care Equipment & Supplies	1.8
Health Care Providers & Services	1.7
Hotels, Restaurants & Leisure	1.3
Household Durables	4.4
Industrial Conglomerates	0.7
Insurance	1.7
Internet & Catalog Retail	0.2
Internet Software & Services	2.0
IT Services	1.2
Leisure Equipment & Products	1.4
Machinery	0.2
Metals & Mining	2.4
Multi-Utilities	6.1
Oil & Gas & Consumable Fuels	5.2
Paper & Forest Products	1.0
Pharmaceuticals	1.3
Semiconductors & Semiconductor Equipment	1.5
Software	1.5
Specialty Retail	2.0
Textiles, Apparel & Luxury Goods	1.7
Thrifts & Mortgage Finance	1.7
Tobacco	1.0
Wireless Telecommunication Services	2.4
Short-Term Investments	36.2

134.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (98.6%):
Aerospace & Defense (3.3%):

4,059	Cubic Corp.^	$159,113
20,616	GeoEye, Inc.*	693,728
6,715	Precision Castparts Corp.	931,370
75,920	Taser International, Inc.*^	1,092,489

		2,876,700

Auto Components (2.1%):

179,067	GKN plc	997,349
46,317	Superior Industries International, Inc.^	841,580

		1,838,929

Automobiles (3.4%):

6,751	DaimlerChrysler AG	645,598
39,376	General Motors Corp.^	980,068
19,941	Honda Motor Co., Ltd., ADR^	660,845
6,035	Toyota Motor Corp., SP ADR^	640,736

		2,927,247

Chemicals (7.4%):

25,016	Koppers Holdings, Inc.	1,081,692
18,625	Mosaic Co., Inc. (The)*	1,757,082
6,040	Penford Corp.	154,564
11,000	Potash Corp. of Saskatchewan, Inc.	1,583,560
45,353	RPM International, Inc.	920,666
30,873	Sensient Technologies Corp.	873,088

		6,370,652

Commercial Banks (9.0%):

15,699	Allied Irish Banks plc, SP ADR^	721,212
15,249	Barclays plc, ADR	615,602
447,000	BOC Hong Kong Holdings, Ltd.	1,235,403
54,729	Colonial Bancgroup, Inc.^	741,031
19,104	Comerica, Inc.	831,597
8,125	HSBC Holdings plc, SP ADR^	680,144
33,423	KeyCorp	783,769
9,496	Kookmin Bank, ADR*	696,247
72,955	Royal Bank of Scotland plc, SP ADR*^	652,947
20,604	Wachovia Corp.	783,570

		7,741,522

Communications Equipment (2.8%):

31,855	Nokia Oyj Corp., ADR	1,222,914
10,443	Research In Motion, Ltd.*	1,184,236

		2,407,150

Computers & Peripherals (2.3%):

6,916	Apple Computer, Inc.*	1,369,921
38,907	Novatel Wireless, Inc.*^	630,294

		2,000,215

Construction & Engineering (1.5%):

32,007	Perini Corp.*	1,325,730

Diversified Consumer Services (2.1%):

66,605	DynCorp International, Inc., Class A*^	1,790,342

Diversified Financial Services (5.6%):

35,096	Citigroup, Inc.	1,033,226
11,280	Credit Suisse Group, SP ADR	677,928
5,210	Deutsche Bank AG^	674,226
17,624	ING Groep N.V., ADR^	685,750
19,470	J.P. Morgan Chase & Co.	849,865
50,651	People’s United Financial, Inc.	901,588

		4,822,583

Diversified Telecommunication Services (6.4%):

29,800	AT&T, Inc.	1,238,488
193,204	BT Group plc	1,042,468
30,560	Deutsche Telekom AG, ADR^	662,235
30,273	Nippon Telegraph &Telephone Corp., ADR	746,532
1,909,000	PCCW, Ltd.	1,129,330
21,274	Telecom Italia SPA, ADR^	656,090

		5,475,143

Electric Utilities (3.7%):

296,000	Cheung Kong Infrastructure Holdings, Ltd.^	1,101,870
218,000	Hongkong Electric Holdings, Ltd.	1,249,469
26,922	Northeast Utilities	842,928

		3,194,267

Electronic Equipment & Instruments (0.2%):

6,461	FLIR Systems, Inc.*	202,229

Energy Equipment & Services (3.1%):

10,400	Cameron International Corp.*	500,552
1,417	Core Laboratories N.V.*^	176,728
31,117	Matrix Service Co.*^	678,973
18,333	National-Oilwell Varco, Inc.*	1,346,742

		2,702,995

Food Products (1.3%):

123,182	Tate & Lyle plc	1,080,899

Health Care Equipment & Supplies (1.8%):

25,622	Abaxis, Inc.*^	918,805
1,843	Intuitive Surgical, Inc.*	598,053

		1,516,858

Health Care Providers & Services (1.7%):

62,300	Alliance Imaging, Inc.*^	599,326
50,270	Sun Healthcare Group, Inc.*^	863,136

		1,462,462

Hotels, Restaurants & Leisure (1.3%):

180,979	Ladbrokes plc	1,155,734

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Household Durables (4.4%):

148,330	La-Z-Boy, Inc.^	$1,176,257
6,009	Tempur-Pedic International, Inc.^	156,054
73,651	Tupperware Brands Corp.^	2,432,692

		3,765,003

Industrial Conglomerate (0.7%):

10,247	McDermott International, Inc.*	604,880

Insurance (1.7%):

38,459	AEGON N.V	674,186
14,000	Lincoln National Corp.	815,080

		1,489,266

Internet & Catalog Retail (0.2%):

1,881	Priceline.com, Inc.*^	216,052

Internet Software & Services (2.0%):

51,351	DealerTrack Holdings, Inc.*^	1,718,718

IT Services (1.2%):

441,383	LogicaCMG plc	1,029,034

Leisure Equipment & Products (1.4%):

12,017	Garmin, Ltd.^	1,165,649

Machinery (0.2%):

2,642	Dynamic Materials Corp.	155,614

Metals & Mining (2.4%):

4,371	AMCOL International Corp.^	157,487
9,357	ArcelorMittal Class A^	723,764
11,609	Southern Copper Corp.^	1,220,454

		2,101,705

Multi-Utilities (6.1%):

16,898	BHP Billiton, Ltd., SP ADR^	1,183,536
20,510	Black Hills Corp.^	904,491
17,531	DTE Energy Co.^	770,663
32,287	Korea Electric Power Corp., ADR*^	673,184
46,520	NiSource, Inc.	878,763
38,459	PNM Resources, Inc.	824,945

		5,235,582

Oil, Gas & Consumable Fuels (5.2%):

39,743	Arena Resources, Inc.*^	1,657,680
10,393	EnCana Corp.^	706,308
9,606	ENI SPA, ADR^	695,763
13,759	Petro-Canada^	737,758
18,593	Repsol YPF SA, ADR^	662,469

		4,459,978

Paper & Forest Products (1.0%):

26,215	MeadWestvaco Corp.	820,530

Pharmaceuticals (1.3%):

48,019	Pfizer, Inc.	1,091,472

Semiconductors & Semiconductor Equipment (1.5%):

7,481	Cypress Semiconductor Corp.*	269,540
26,040	NVIDIA Corp.*	885,881
2,598	Sigma Designs, Inc.*^	143,410

		1,298,831

Software (1.5%):

35,740	Epiq Systems, Inc.*^	622,233
37,574	Radiant Systems, Inc.*	647,400

		1,269,633

Specialty Retail (2.0%):

40,647	Home Depot, Inc.	1,095,030
32,363	Matsushita Electric Industrial Co., Ltd., ADR	661,500

		1,756,530

Textiles, Apparel & Luxury Goods (1.7%):

1,194	Deckers Outdoor Corp.*^	185,142
347,000	Yue Yuen Industrial Holdings, Ltd.	1,241,387

		1,426,529

Thrifts & Mortgage Finance (1.7%):

46,984	New York Community Bancorp, Inc.^	825,979
47,192	Washington Mutual, Inc.	642,283

		1,468,262

Tobacco (1.0%):

15,986	Universal Corp.^	818,803

Wireless Telecommunication Services (2.4%):

31,190	China Unicom, Ltd., ADR^	698,656
41,971	NTT DoCoMo, Inc., ADR^	688,324
18,133	Vodafone Group plc, ADR	676,724

		2,063,704

Total Common Stocks (Cost $84,928,880)		84,847,432

Deposit Account (4.3%):
3,719,644	NTRS London Deposit Account	3,719,644

Total Deposit Account (Cost $3,719,644)		3,719,644

Collateral For Securities On Loan (31.9%):
27,423,386	Northern Trust Liquid Institutional Asset Portfolio	27,423,386

Total Collateral For Securities On Loan (Cost $27,423,386)		27,423,386

Total Investment Securities (Cost $116,071,910)(a) — 134.8%		115,990,462
Net other assets (liabilities) — (34.8)%		(29,923,715)

Net Assets — 100.0%		$86,066,747

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $116,775,260. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,456,698
Unrealized depreciation	(4,241,496)

Net unrealized depreciation	$(784,798)

As of December 31, 2007, the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract		Appreciation/
Long	Date	Amount	Fair Value	(Depreciation)

Receive 14,508 British Pounds in exchange for U.S. Dollars	01/03/08	$28,993	$28,873	$(120)
Receive 13,412 British Pounds in exchange for U.S. Dollars	01/03/08	$26,803	$26,694	(110)
Receive 15,335 British Pounds in exchange for U.S. Dollars	01/03/08	$30,646	$30,521	(125)
Receive 13,735 British Pounds in exchange for U.S. Dollars	01/03/08	$27,448	$27,336	(112)
Receive 14,525 British Pounds in exchange for U.S. Dollars	01/03/08	$29,026	$28,907	(119)
Receive 3,049 British Pounds in exchange for U.S. Dollars	01/04/08	$6,117	$6,069	(48)
Receive 3,224 British Pounds in exchange for U.S. Dollars	01/04/08	$6,467	$6,416	(51)
Receive 2,993 British Pounds in exchange for U.S. Dollars	01/04/08	$6,004	$5,957	(47)
Receive 3,108 British Pounds in exchange for U.S. Dollars	01/04/08	$6,234	$6,185	(49)
Receive 3,467 British Pounds in exchange for U.S. Dollars	01/04/08	$6,954	$6,899	(55)
Receive 231,658 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$29,709	$29,715	7
Receive 264,816 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$33,961	$33,969	8
Receive 253,381 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$32,494	$32,502	7
Receive 233,064 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$29,889	$29,896	7
Receive 255,765 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$32,800	$32,808	7
Receive 58,580 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$7,510	$7,514	5
Receive 44,537 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$5,709	$5,713	4
Receive 65,301 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$8,371	$8,376	5
Receive 50,670 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$6,496	$6,500	4
Receive 55,672 Hong Kong Dollars in exchange for U.S. Dollars	01/03/08	$7,137	$7,141	4

Total				$778

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	60.0%
United Kingdom	8.2%
Hong Kong	7.5%
Canada	4.8%
Japan	3.8%
Netherlands	3.3%
Germany	2.2%
Korea	1.6%
Italy	1.5%
Finland	1.4%
Australia	1.3%
Cayman Islands	1.3%
Ireland	0.8%
Switzerland	0.8%
Spain	0.8%
Panama	0.7%

Total	100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL TargetPLUS
Equity Fund

Assets:
Investment securities, at cost	$116,071,910

Investment securities, at value*	$115,990,462
Interest and dividends receivable	125,649
Receivable for capital shares issued	257,657
Receivable for forward foreign currency contracts	58
Prepaid expenses	1,086

Total Assets	116,374,912

Liabilities:
Payable depreciation on forward foreign currency contracts	836
Payable for investments purchased	2,803,321
Payable for capital shares redeemed	313
Payable for return of collateral received	27,423,386
Manager fees payable	20,824
Administration fees payable	3,089
Distribution fees payable	17,846
Administrative and compliance services fees payable	1,231
Other accrued liabilities	37,319

Total Liabilities	30,308,165

Net Assets	$86,066,747

Net Assets Consist of:
Capital	$88,179,336
Accumulated net investment income/(loss)	13,144
Accumulated net realized gains/(losses) from investment transactions	(2,042,791)
Net unrealized appreciation/(depreciation) on investments	(82,942)

Net Assets	$86,066,747

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,143,643
Net Asset Value (offering and redemption price per share)	$10.57

*	Includes securities on loan of $26,551,332.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL TargetPLUS
Equity Fund

Investment Income:
Interest	$54,441
Dividends	938,341
Income from securities lending	35,753

Total Investment Income	1,028,535

Expenses:
Manager fees	264,981
Administration fees	19,195
Distribution fees	110,408
Custodian fees	70,925
Administrative and compliance service fees	1,834
Trustees’ fees	2,112
Professional fees	8,577
Shareholder reports	6,041
Other expenses	20,614

Total expenses before reductions	504,687
Less expenses waived/reimbursed by the Manager	(155,797)

Net expenses	348,890

Net Investment Income/(Loss)	679,645

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(1,879,783)
Change in unrealized appreciation/(depreciation) on investments	(80,806)

Net Realized/Unrealized Gains/(Losses) on Investments	(1,960,589)

Change in Net Assets Resulting From Operations	$(1,280,944)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL TargetPLUS
	Equity Fund
		December
	Year Ended	27, 2006 to
	December 31,	December 31,
	2007	2006(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$679,645	$81
Net realized gains/(losses) on investment transactions	(1,879,783)	—
Change in unrealized appreciation/(depreciation) on investments	(80,806)	(2,136)

Change in net assets resulting from operations	(1,280,944)	(2,055)

Dividends to Shareholders:
From net investment income	(673,028)	—
From net realized gains on investments	(162,220)	—

Change in net assets resulting from dividends to shareholders	(835,248)	—

Capital Transactions:
Proceeds from shares issued	101,093,157	250,000
Proceeds from dividends reinvested	835,248	—
Value of shares redeemed	(13,993,411)	—

Change in net assets resulting from capital transactions	87,934,994	250,000

Change in net assets	85,818,802	247,945
Net Assets:
Beginning of period	247,945	—

End of period	$86,066,747	$247,945

Accumulated net investment income/(loss)	$13,144	$81

Share Transactions:
Shares issued	9,371,464	25,000
Dividends reinvested	78,723	—
Shares redeemed	(1,331,544)	—

Change in shares	8,118,643	25,000

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

		December 27,
	Year Ended	2006 to
	December 31,	December 31,
	2007	2006(a)

Net Asset Value, Beginning of Period	$9.92	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08	— (b)
Net Realized and Unrealized Gains/(Losses) on Investments	0.67	(0.08)

Total from Investment Activities	0.75	(0.08)

Dividends to Shareholders From:
Net Investment Income	(0.08)	—
Net Realized Gains	(0.02)	—

Total Dividends	(0.10)	—

Net Asset Value, End of Period	$10.57	$9.92

Total Return(c) (d)	7.60%	0.80%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$86,067	$248
Net Investment Income/(Loss)(e)	1.54%	2.98%
Expenses Before Reductions(e) (f)	1.14%	0.97%
Expenses Net of Reductions(e)	0.79%	0.79%
Portfolio Turnover Rate(d)	154.12%	0.00%

(a)	Period from commencement of operations.

(b)	Amount less than $.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Equity Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL TargetPLUS Equity Fund	$27,423,386	$26,551,332

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and First Trust Advisors L.P. (“First Trust”), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL TargetPLUS Equity Fund	0.60%	0.79%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% for the period ending April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2009	12/31/2010
AZL TargetPLUS Equity Fund	$1	$89,552

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $1,215 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Equity Fund	$152,716,440	$66,113,287

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,340,213 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL TargetPLUS Equity Fund	$835,248	$—	$835,248

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

Total
			Accumulated		Accumulated
	Undistributed	Accumulated	Capital	Unrealized	Earnings
	Ordinary Income	Earnings	and Other Losses	Appreciation(a)	(Deficit)
AZL TargetPLUS Equity Fund	$13,080	$13,080	$(1,340,213)	$(785,456)	$(2,112,589)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 77.29% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

23

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLTargetPLUSSM Growth Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLTargetPLUSSM Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZL TargetPLUSSM Growth Fund and First Trust Advisors L.P. serves as Subadviser to the Fund on the equity portfolio and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund on the fixed income portfolio.
What factors affected the Fund’s performance from its inception on May 1, 2007 through the period ended December 31, 2007?
From its inception on May 1, 2007 through the period ended December 31, 2007, the AZL TargetPLUSSM Growth Fund returned 0.33%. That compared to a –0.17% and 0.37% total return for its benchmarks, the Russell 3000® Index and the Standard & Poor’s 500 Index1, respectively.
This Fund invests through an equity portfolio and two fixed-income portfolios: one managed with a goal of producing total return and the other managed for diversified income. All three allocations contributed positively to the Fund’s absolute performance, with the fixed-income portfolios providing larger contributions.
The equity portion of this Fund is measured against the Russell 3000® Index, which represents shares of large, medium-sized and small stocks. The Fund’s equity allocation benefited from a substantially overweight position to telecommunications stocks relative to its benchmark. An overweight stake in the materials sector also boosted relative returns, as materials stocks posted some of the market’s strongest gains during 2007. An underweight position in the financial sector benefited performance against the benchmark as well, as did security selection within the financial sector. Financial stocks in aggregate trailed all other economic sectors in the benchmark.*
The Fund’s equity sleeve held an overweight position in consumer discretionary stocks. That sector allocation dragged on relative returns, as the consumer discretionary sector was the second-worst performing sector in the Russell 3000® Index during 2007. An underweight stake in energy stocks also hurt relative performance. The sector led the benchmark for the period under review, as oil prices climbed to near $100 a barrel by the end of the year.*
The primary detractors from the fixed-income total return portfolio early in the period were an above-benchmark duration, curve-steepening strategies outside of the U.S. and an underweight position in investment-grade corporate bonds. Those factors helped relative performance during the second half of 2007, however, as did an underweight stake in mortgage-backed securities.*
Likewise, the diversified income portfolio’s relative performance benefited from a higher duration than the benchmark, coupled with an overweight position in bonds at the front end of the yield curve. The portfolio also benefited from reduced allocations to high-yield bonds, and from an over-weight to industries that had pricing power and were insulated from an economic downturn. An underweight position in bonds issued by homebuilders benefited relative returns as well. Meanwhile, an overweight stake in Brazil and an underweight position in Venezuela helped performance, as did exposure to emerging-market currencies.*
Factors that hurt the diversified income portfolio’s relative performance included an under-weight to global investment-grade credit, as well as underweights to insurance and consumer cyclicals and an overweight to energy/natural gas and utilities. Relatively small stakes in certain countries with worrisome economic and/or political situations, such as Turkey and Ecuador, also weighed on returns against the diversified income portfolio’s benchmark.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The Funds primary index is the Russell 3000® Index, however to provide a broader market comparative we have also listed additional indices. Investors cannot invest directly in an index.

1

AZLTargetPLUSSM Growth Fund Review
Fund Objective
The investment objective of the Fund is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Manager will allocate 75% to 85% of the Fund’s assets to the Equity Portfolio and the remaining balance of the Fund’s assets to the Fund’s assets to the Fixed Income Portfolio.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2007

Since
Inception
(5/1/07)

AZL TargetPLUSSM Growth Fund	0.33%

Russell 3000® Index	–0.17%†

S&P 500 Index	0.37%†

Expense Ratio

Gross	0.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement limiting operating expenses to 0.89% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 3000® Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 3000® Index and the S&P 500 Index is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Growth Fund	$1,000.00	$983.60	$4.45	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Growth Fund	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

The AZL TargetPLUS Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	3.7%
Auto Components	1.7
Automobiles	2.7
Capital Markets	1.2
Chemicals	5.9
Commercial Banks	7.1
Commercial Paper	0.8
Commercial Services & Supplies	0.6

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund

Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Communications Equipment	2.2
Computers & Peripherals	1.8
Construction & Engineering	1.2
Corporate Bonds	3.0
Diversified Financial Services	2.4
Diversified Telecommunication Services	5.0
Electric Utilities	2.6
Electronic Equipment & Instruments	0.2
Energy Equipment & Services	2.5
Federal Home Loan Mortgage Corporation — U.S. Government Agency Mortgages	3.6
Federal National Mortgage Association — U.S. Government Agency Mortgages	9.0
Food Products	1.0
Health Care Equipment & Supplies	1.4
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	1.1
Household Durables	5.2
Industrial Conglomerate	1.6
Insurance	1.4
Internet & Catalog Retail	0.2
Internet Software & Services	1.6
IT Services	0.9
Machinery	0.1
Metals & Mining	3.0
Multi-Utilities	3.1
Oil & Gas & Consumable Fuels	4.1
Paper & Forest Products	0.8
Pharmaceuticals	1.0
Semiconductors & Semiconductor Equipment	1.2
Software	1.2
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	1.3
Thrifts & Mortgage Finance	2.2
Tobacco	0.8
U.S. Treasury Bills	0.4
U.S. Treasury Inflation Protected Bonds	0.3
U.S. Treasury Notes	1.5
Wireless Telecommunication Services	1.9
Purchased Put Options	0.0
Purchased Call Options	0.1
Short-Term Investments	30.8

127.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (78.2%):
Aerospace & Defense (3.7%):

1,448	Cubic Corp.^	$56,762
23,778	DynCorp International, Inc., Class A*	639,153
2,398	Precision Castparts Corp.	332,602
27,104	Taser International, Inc.*^	390,026

		1,418,543

Auto Components (1.7%):

63,926	GKN plc	356,049
16,536	Superior Industries International, Inc.^	300,459

		656,508

Automobiles (2.7%):

2,411	DaimlerChrysler AG	230,564
14,057	General Motors Corp.^	349,879
7,118	Honda Motor Co., Ltd., ADR^	235,891
2,155	Toyota Motor Corp., SP ADR^	228,796

		1,045,130

Capital Markets (1.2%):

4,027	Credit Suisse Group, SP ADR^	242,023
1,860	Deutsche Bank AG	240,702

		482,725

Chemicals (5.9%):

8,931	Koppers Holdings, Inc.	386,177
6,648	Mosaic Co., Inc. (The)*	627,172
2,156	Penford Corp.^	55,172
3,926	Potash Corp. of Saskatchewan, Inc.	565,187
16,192	RPM International, Inc.	328,698
11,022	Sensient Technologies Corp.^	311,702

		2,274,108

Commercial Banks (7.1%):

5,605	Allied Irish Banks plc, SP ADR^	257,494
5,444	Barclays plc, ADR	219,774
159,000	BOC Hong Kong Holdings, Ltd.	439,438
19,539	Colonial Bancgroup, Inc.^	264,558
6,820	Comerica, Inc.	296,875
2,901	HSBC Holdings plc, SP ADR^	242,843
11,932	KeyCorp	279,805
3,390	Kookmin Bank, ADR	248,555
26,044	Royal Bank of Scotland plc, SP ADR*^	233,094
7,356	Wachovia Corp.	279,749

		2,762,185

Commercial Services & Supplies (0.6%):

7,359	GeoEye, Inc.*	247,630

Communications Equipment (2.2%):

11,372	Nokia Oyj Corp., ADR	436,571
3,729	Research In Motion, Ltd.*	422,869

		859,440

Computers & Peripherals (1.8%):

2,469	Apple Computer, Inc.*	489,060
13,890	Novatel Wireless, Inc.*^	225,018

		714,078

Construction & Engineering (1.2%):

11,427	Perini Corp.*	473,306

Diversified Financial Services (2.4%):

12,529	Citigroup, Inc.	368,854
6,291	ING Groep N.V., ADR^	244,783
6,950	JPMorgan Chase & Co.	303,367

		917,004

Diversified Telecommunication Services (5.0%):

10,637	AT&T, Inc.	442,074
68,972	BT Group plc	372,151
10,909	Deutsche Telekom AG, ADR^	236,398
10,808	Nippon Telegraph &Telephone Corp., ADR	266,525
682,000	PCCW, Ltd.	403,459
7,596	Telecom Italia SPA, ADR^	234,261

		1,954,868

Electric Utilities (2.6%):

79,000	Hongkong Electric Holdings, Ltd.	452,789
11,526	Korea Electric Power Corp., ADR*	240,317
9,612	Northeast Utilities	300,952

		994,058

Electronic Equipment & Instruments (0.2%):

2,305	FLIR Systems, Inc.*	72,146

Energy Equipment & Services (2.5%):

3,714	Cameron International Corp.*	178,755
506	Core Laboratories N.V.*^	63,108
11,109	Matrix Service Co.*^	242,398
6,545	National-Oilwell Varco, Inc.*	480,796

		965,057

Food Products (1.0%):

43,976	Tate & Lyle plc	385,881

Health Care Equipment & Supplies (1.4%):

9,147	Abaxis, Inc.*^	328,011
656	Intuitive Surgical, Inc.*	212,872

		540,883

Health Care Providers & Services (1.3%):

22,241	Alliance Imaging, Inc.*^	213,958
17,945	Sun Healthcare Group, Inc.*^	308,116

		522,074

Hotels, Restaurants & Leisure (1.1%):

64,609	Ladbrokes plc	412,594

Household Durables (5.2%):

4,290	Garmin, Ltd.^	416,130
52,954	La-Z-Boy, Inc.^	419,925
11,554	Matsushita Electric Industrial Co., Ltd., ADR	236,164
2,146	Tempur-Pedic International, Inc.^	55,731
26,292	Tupperware Brands Corp.	868,425

		1,996,375

Industrial Conglomerates (1.6%):

105,000	Cheung Kong Infrastructure Holdings, Ltd.^	390,866
3,657	McDermott International, Inc.*	215,873

		606,739

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Insurance (1.4%):

13,729	AEGON N.V.	$240,669
4,998	Lincoln National Corp.	290,984

		531,653

Internet & Catalog Retail (0.2%):

672	Priceline.com, Inc.*^	77,186

Internet Software & Services (1.6%):

18,333	DealerTrack Holdings, Inc.*^	613,606

IT Services (0.9%):

157,573	LogicaCMG plc	367,363

Machinery (0.1%):

943	Dynamic Materials Corp.^	55,543

Metals & Mining (3.0%):

1,561	AMCOL International Corp.^	56,243
3,341	ArcelorMittal Class A^	258,426
6,032	BHP Billiton, Ltd., SP ADR^	422,481
4,143	Southern Copper Corp.^	435,554

		1,172,704

Multi-Utilities (3.1%):

7,323	Black Hills Corp.^	322,944
6,258	DTE Energy Co.^	275,102
16,607	NiSource, Inc.	313,706
13,729	PNM Resources, Inc.	294,487

		1,206,239

Oil, Gas & Consumable Fuels (4.1%):

14,188	Arena Resources, Inc.*	591,782
3,710	EnCana Corp.^	252,132
3,429	ENI SPA, ADR	248,362
4,912	Petro-Canada^	263,381
6,638	Repsol YPF SA, ADR^	236,512

		1,592,169

Paper & Forest Products (0.8%):

9,359	MeadWestvaco Corp.	292,937

Pharmaceuticals (1.0%):

17,143	Pfizer, Inc.	389,660

Semiconductors & Semiconductor Equipment (1.2%):

2,670	Cypress Semiconductor Corp.*	96,200
9,297	NVIDIA Corp.*	316,284
928	Sigma Designs, Inc.*^	51,226

		463,710

Software (1.2%):

12,759	Epiq Systems, Inc.*^	222,134
13,413	Radiant Systems, Inc.*^	231,106

		453,240

Specialty Retail (1.0%):

14,511	Home Depot, Inc.	390,926

Textiles, Apparel & Luxury Goods (1.3%):

427	Deckers Outdoor Corp.*	66,211
125,000	Yue Yuen Industrial Holdings, Ltd.	447,185

		513,396

Thrifts & Mortgage Finance (2.2%):

16,774	New York Community Bancorp, Inc.^	294,887
18,082	People’s United Financial, Inc.	321,859
16,847	Washington Mutual, Inc.^	229,288

		846,034

Tobacco (0.8%):

5,706	Universal Corp.	292,261

Wireless Telecommunication Services (1.9%):

11,135	China Unicom, Ltd., ADR^	249,424
14,984	NTT DoCoMo, Inc., ADR^	245,738
6,473	Vodafone Group plc, ADR	241,572

		736,734

Total Common Stocks (Cost $30,481,152)		30,296,693

U.S. Government Agency Mortgages (12.6%):
Federal Home Loan Mortgage Corporation (3.6%)

$200,000	4.36%, 1/24/08(a)	199,452
600,000	4.33%, 1/28/08(a)	597,989
500,000	5.25%, 1/12/09	506,467
100,000	4.66%, 7/27/09	100,059

		1,403,967

Federal National Mortgage Association (9.0%)

800,000	4.37%, 1/23/08 (a)	797,807
800,000	4.36%, 1/25/08 (a)	797,712
200,000	5.50%, 1/15/37, TBA	199,750
493,235	5.00%, 5/1/37	481,075
199,999	5.00%, 5/1/37	195,149
498,517	5.50%, 10/1/37	497,956
500,000	5.50%, 12/1/37	499,436

		3,468,885

Total U.S. Government Agency Mortgages (Cost $4,856,156)		4,872,852

U.S. Treasury Obligations (2.2%):
U.S. Treasury Bills (0.4%)

45,000	3.23%, 2/28/08(a) (e)	44,793
105,000	3.01%, 3/13/08(a) (e)	104,363

		149,156

U.S. Treasury Inflation Protected Bonds (0.3%)

100,000	2.00%,07/15/14^	114,524

U.S. Treasury Notes (1.5%)

100,000	4.00%, 2/15/14^	102,164
200,000	4.25%, 8/15/14^	206,797
40,000	4.75%, 8/15/17^	42,247
50,000	8.13%, 8/15/21^	68,871
100,000	6.88%, 8/15/25	128,578
50,000	2.00%, 1/15/26^	52,421

Total U.S. Treasury Obligations (Cost $838,824)		864,758

Corporate Bonds (3.0%):
Air Freight & Logistics (0.1%):

35,000	First Data Corp. 9.88%, 9/24/15(b)^	32,550

Commercial Banks (0.3%):

100,000	Citigroup, Inc., 6.13%, 11/21/17	102,719
20,000	Wells Fargo Co., 5.25%, 10/23/12	20,333

		123,052

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Principal		Fair
Amount		Value
Corporate Bonds, continued

Diversified Consumer Services (0.7%):

$100,000	American International Group, 5.85%, 1/16/18, MTN	100,655
25,000	Bear Stearns Co., Inc., 6.40%, 10/2/17	24,154
20,000	General Electric Capital Corp., 5.25%, 10/19/12^	20,455
100,000	National Rural Utilities, 4.75%, 3/1/14^	96,962
25,000	Petrobras International Finance, Inc., 5.88%, 3/1/18	24,862

		267,088

Diversified Financial Services (0.1%):

25,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	24,494

Electric Utilities (0.2%):

100,000	Southern Cal Edison, 5.00%, 1/15/14	99,056

Electronic Equipment & Instruments (0.2%):

100,000	General Electric Co., 5.25%, 12/6/17	99,786

Media (0.8%):

200,000	Rogers Communications, 6.75%, 3/15/15	210,380
100,000	Time Warner Cable, Inc., 5.40%, 7/2/12	100,201

		310,581

Pharmaceuticals (0.3%):

100,000	Amgen, Inc., 5.85%, 6/1/17(c)	101,511

Tobacco (0.3%):

100,000	Altria Group, Inc., 7.00%, 11/4/13	111,834

Total Corporate Bonds (Cost $1,149,098)		1,169,952

Commercial Paper (0.8%):
Commercial Banks (0.3%):

100,000	Royal Bank of Scotland, 5.02%, 3/17/08(a)	98,995

Diversified Consumer Services (0.2%):

100,000	Calyon NA, 4.74%, 3/27/08(a)	98,858

Diversified Financial Services (0.3%):

100,000	Swedbank, 4.98%, 3/18/08(a)	98,980

Total Commercial Paper (Cost $296,800)		296,833

Collateral For Securities On Loan (25.2%):
9,757,394	Northern Trust Liquid Institutional Asset Portfolio	9,757,394

Total Collateral For Securities On Loan (Cost $9,757,394)		9,757,394

Deposit Account (5.6%):

2,194,824	NTRS London Deposit Account	2,194,824

Total Deposit Account (Cost $2,194,824)		2,194,824

Purchased Put Options (0.0%):
3	10-Year US Treasury Note Future, Put @ 100, Exp. 2/22/08	47

Total Purchased Put Options (Cost $57)		47

Purchased Call Options (0.1%):
3	10-Year US Treasury Note Future, Call @ 136, Exp. 2/22/08	47
380	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 4.25, Exp. 7/8/09(c)	47,552
140	Receive 6-Month EUR-LIBOR Floating Rate Index, Strike @ 4.18, Exp. 4/20/09(c)	6,956

Total Purchased Call Options (Cost $49,791)		54,555

Total Investment Securities (Cost $49,624,096)(d) — 127.7%		49,507,908
Net other assets (liabilities) — (27.7)%		(10,749,523)

Net Assets — 100.0%		$38,758,385

Percentages indicated are based on net assets as of December 31, 2007.

(a)	The rate presented represents the effective yield at December 31, 2007.
(b)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.
(c)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2007 these securities represent 0.3% of the net assets of the Fund.
^	All or a portion of security is loaned as of December 31, 2007.
*	Non-income producing security
ADR—American Depository Receipt
LIBOR—Represents the London InterBank Offered Rate
MTN—Medium Term Note
PLC—Public Liability Co.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(d)	Cost for federal income tax purposes is $49,690,875. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,324,254
Unrealized depreciation	(1,507,221)

Net unrealized depreciation	$(182,967)

TBA — To be announced, Represents 1.2% of the Fund’s net assets.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	67.1%
United Kingdom	7.9%
Hong Kong	4.7%
Canada	4.2%
Netherlands	2.1%
Korea	2.0%
Germany	1.9%
France	1.6%
Japan	1.3%
Italy	1.0%
India	0.8%
Brazil	0.7%
Spain	0.5%
South Africa	0.3%

100.0%

See Accompanying notes to the financial statements

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

As of December 31, 2007 the Fund’s open currency contracts were as followed:

				Unrealized
	Delivery	Contract		Appreciation/
Short	Date	Amount	Fair Value	(Depreciation)
Delivered (36,000) Euro Dollar in exchange for US Dollars	1/17/2008	$(52,809)	$(52,645)	$163
Delivered (25,024) British Sterling Pound in exchange for US Dollars	1/31/2008	$(50,256)	$(49,761)	495
Delivered (252,500) Russian Ruble in exchange for US Dollars	1/11/2008	$(10,302)	$(10,292)	10
Delivered (355,191) South African Rand in exchange for US Dollars	7/10/2008	$(47,258)	$(50,130)	(2,872)

Total				$(2,204)

				Unrealized
	Delivery	Contract		Appreciation/
Long	Date	Amount	Fair Value	(Depreciation)
Received 48,975 Brazilian Real in exchange for US Dollars	7/2/2008	$24,281	$26,808	$2,527
Received 10,000 Euro Dollars in exchange for US Dollars	1/17/2008	$14,724	$14,624	(100)
Received 31,093 British Sterling Pound in exchange for US Dollars	1/3/2008	$62,136	$61,882	(254)
Received 539,066 Hong Kong Dollars in exchange for US Dollars	1/3/2008	$69,131	$69,147	16
Received 274,590,000 Indonesian Rupiah in exchange for US Dollars	5/27/2008	$30,000	$28,935	(1,065)
Received 323,796 Mexican Peso in exchange for US Dollars	7/10/2008	$28,841	$29,199	358
Received 27,179 Polish Zloty in exchange for US Dollars	7/10/2008	$9,890	$10,987	1,097
Received 252,500 Russian Ruble in exchange for US Dollars	1/11/2008	$10,000	$10,292	292
Received 252,500 Russian Ruble in exchange for US Dollars	11/19/2008	$10,179	$10,190	11
Received 561,107 South African Rand in exchange for US Dollars	3/13/2008	$83,498	$81,081	(2,417)

Total				$465

(e)	Securities with an aggregate market value of $149,156 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

				Unrealized
		Expiration	# of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)
90-Day Eurodollar March Futures	Long	3/17/2008	4	$1,825
90-Day Eurodollar June Futures	Long	6/16/2008	10	750
90-Day Eurodollar June Futures	Long	6/15/2009	2	5,863
90-Day Eurodollar September Futures	Long	9/15/2008	4	11,925
90-Day Eurodollar September Futures	Long	9/14/2009	5	10,663
90-Day Eurodollar December Futures	Long	12/15/2008	5	13,788
90-Day Eurodollar December Futures	Long	12/14/2009	3	6,075
Euribor March Futures	Long	3/17/2008	1	(739)
Euribor June Futures	Long	6/16/2008	2	300
Euribor September Futures	Long	9/15/2008	1	238
Euribor December Futures	Long	12/15/2008	1	(365)
Euribor December Futures	Long	12/15/2009	1	(402)
90-Day British Sterling Pound September Futures	Long	9/18/2008	2	1,443
90-Day British Sterling Pound December Futures	Long	12/18/2008	4	(3,085)
Euro BOBL March Futures	Long	3/10/2008	4	(8,815)
U.S. Treasury 10-Year Note March Futures	Long	3/31/2008	2	1,938
U.S. Treasury 5-Year Note March Futures	Short	3/31/2008	(5)	(6,016)
US Long Bond March Futures	Short	3/19/2008	(3)	(3,719)

Total				31,667

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Swap agreements outstanding on December 31, 2007:

Interest Rate Swaps

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)
Morgan Stanley Capital Services Inc.(c)	3-Month USD Libor	Pay	5.00%	12/17/2009	$2,300,000	$16,212
Goldman Sachs Group	Brazil Cetip Interbank
	Deposit Rate	Pay	10.15%	1/2/2012	100,000	(3,304)
Merrill Lynch Capital Services, Inc.	Brazil Cetip Interbank
	Deposit Rate	Pay	12.54%	1/2/2012	300,000	(1,839)
HSBC Bank USA	South African
	Johanesburg Interbank	Pay	9.99%	11/9/2010	500,000	508
Barclays Bank PLC	6-Month EUR Libor	Pay	4.00%	9/19/2017	100,000	1,187
Morgan Stanley Capital Services Inc.(c)	3-Month USD Libor	Pay	5.00%	6/18/2018	1,032,000	18,763
Royal Bank of Scotland PLC(c)	3-Month USD Libor	Pay	5.00%	6/18/2018	200,000	1,886
Barclays Bank PLC(c)	3-Month USD Libor	Pay	5.00%	12/17/2009	1,300,000	10,398
Morgan Stanley Capital Services Inc.(c)	6-Month GBP Libor	Pay	6.00%	9/18/2009	100,000	4,877
Royal Bank of Scotland PLC(c)	3-Month USD Libor	Pay	4.00%	6/18/2010	100,000	(33)
Merrill Lynch Capital Services, Inc.(c)	3-Month USD Libor	Pay	4.00%	6/18/2010	100,000	(75)
Morgan Stanley Capital Services Inc.	MX IB TIIE	Pay	8.17%	11/4/2016	300,000	(379)

Total						48,201

Swap agreements outstanding on December 31, 2007:

Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)
Merrill Lynch International	HY-9 Future	Sell	3.75%	12/20/2012	$200,000	$(6,392)
Lehman Brothers	IG-8 Future	Sell	0.35%	6/20/2012	100,000	(2,066)
Bank of America	HY-8 Future	Sell	2.75%	6/20/2012	480,000	(9,425)
Lehman Brothers	Federal Republic of Brazil	Sell	1.06%	5/20/2017	300,000	(5,319)
Lehman Brothers	Pemex Project Funding	Sell	0.58%	5/20/2017	150,000	(4,351)
Barclays Bank	Gazprom	Sell	0.83%	6/20/2017	75,000	(5,705)
Barclays Bank	EM-8 Future	Sell	1.75%	12/20/2012	700,000	(2,525)

Total						$(35,783)

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Written options outstanding on December 31, 2007:

	Exercise	Expiration	Number of
Call	Price	Date	Contracts	Premium	Fair Value
U.S. Treasury 10-Year Note March Futures	111	2/22/2008	(4)	$(2,050)	$(11,375)
U.S. Treasury 10-Year Note March Futures	113	2/22/2008	(2)	(1,181)	(3,125)

Put

U.S. Treasury 10-Year Note March Futures	106	2/22/2008	(2)	(837)	(31)
U.S. Treasury 10-Year Note March Futures	107	2/22/2008	(1)	(341)	(47)
U.S. Treasury 10-Year Note March Futures	108	2/22/2008	(2)	(931)	(125)

Options Total				$(5,340)	$(14,703)

Swap option holdings as of December 31, 2007:

Written Swap Options

		Pay/Receive	Exercise	Expiration	Number of
Description	Counterparty	Floating Index	Rate	Date	Contracts	Premium	Fair Value
Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month
		USD-LIBOR	4.9	7/7/2009	(130)	$(36,660)	$(44,106)
Call — OTC 7-Year Interest Rate Swap	Deutsche Bank AG	Euro Index	4.44	4/20/2009	(50)	(12,028)	(7,759)

Totals						$(48,688)	$(51,865)

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL TargetPLUS
Growth Fund

Assets:
Investment securities, at cost	$49,624,096

Investment securities, at value*	$49,507,908
Foreign currency, at value (cost $48,103)	48,263
Interest and dividends receivable	97,339
Receivable for capital shares issued	153,714
Receivable for forward foreign currency contracts	4,969
Swap premiums paid	36,167
Unrealized appreciation on interest rate swaps	53,831
Prepaid expenses	437

Total Assets	49,902,628

Liabilities:
Options written, at value (premiums received $54,028)	66,568
Payable for forward foreign currency contracts	6,708
Payable for investments purchased	1,199,671
Payable for capital shares redeemed	146
Payable for return of collateral received	9,757,394
Unrealized depreciation on credit default swaps	35,783
Unrealized depreciation interest rate swaps	5,630
Swap premiums received	27,499
Payable for variation margin on futures contracts	6,012
Manager fees payable	12,601
Administration fees payable	1,331
Distribution fees payable	7,688
Administrative and compliance services fees payable	286
Other accrued liabilities	16,926

Total Liabilities	11,144,243

Net Assets	$38,758,385

Net Assets Consist of:
Capital	$39,497,199
Accumulated net investment income/(loss)	(12,511)
Accumulated net realized gains/(losses) from investment transactions	(640,028)
Net unrealized appreciation/(depreciation) on investments	(86,275)

Net Assets	$38,758,385

Shares of beneficial interest (unlimited number of shares authorized, no par value)	3,901,543
Net Asset Value (offering and redemption price per share)	$9.93

*	Includes securities on loan of $9,737,047.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2007

AZL TargetPLUS
Growth Fund(a)

Investment Income:
Interest	$148,439
Dividends	224,544
Foreign withholding tax	(216)
Income from securities lending	11,924

Total Investment Income	384,691

Expenses:
Manager fees	74,452
Administration fees	6,171
Distribution fees	35,794
Custodian fees	22,009
Administrative and compliance service fees	406
Trustees’ fees	670
Professional fees	3,529
Shareholder reports	1,259
Other expenses	6,764

Total expenses before reductions	151,054
Less expenses waived/reimbursed by the Manager	(23,626)

Net expenses	127,428

Net Investment Income/(Loss)	257,263

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on securities and foreign currency transactions	(634,572)
Net realized gains/(losses) on futures transactions	8,976
Net realized gains/(losses) on option transactions	392
Net realized gains/(losses) on swap agreements	42,922
Change in unrealized appreciation/(depreciation) on investments	(86,275)

Net Realized/Unrealized Gains/(Losses) on Investments	(668,557)

Change in Net Assets Resulting From Operations	$(411,294)

(a)	For the Period May 1, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL TargetPLUS
Growth Fund
May 1, 2007 to
December 31,
2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$257,263
Net realized gains/(losses) on investment transactions	(582,282)
Change in unrealized appreciation/(depreciation) on investments	(86,275)

Change in net assets resulting from operations	(411,294)

Dividends to Shareholders:
From net investment income	(335,152)
From Return of Capital	(56,954)

Change in net assets resulting from dividends to shareholders	(392,106)

Capital Transactions:
Proceeds from shares issued	43,016,241
Proceeds from dividends reinvested	392,106
Value of shares redeemed	(3,846,562)

Change in net assets resulting from capital transactions	39,561,785

Change in net assets	38,758,385
Net Assets:
Beginning of period	—

End of period	$38,758,385

Accumulated net investment income/(loss)	$(12,511)

Share Transactions:
Shares issued	4,237,640
Dividends reinvested	39,408
Shares redeemed	(375,505)

Change in shares	3,901,543

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

May 1, 2007 to
December 31,
2007(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	(0.04)

Total from Investment Activities	0.03

Dividends to Shareholders From:
Net Investment Income	(0.09)
Return of Capital	(0.01)

Total Dividends	(0.10)

Net Asset Value, End of Period	$9.93

Total Return(b) (c)	0.33%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$38,758
Net Investment Income(d)	1.80%
Expenses Before Reductions(d) (e)	1.06%
Expenses Net of Reductions(d)	0.89%
Portfolio Turnover Rate(c)	110.66%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Growth Fund (the “Fund”), commenced operations on May 1, 2007. The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (”variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the ”lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Transactions in options written during the year ended December 31, 2007, were as follows:

	Number of
Written Option Transactions	Contracts	Premiums
Options outstanding at May 1, 2007	—	$—
Options written	(198)	(56,114)
Options exercised	—	—
Options bought back	6	1,746
Options expired	1	340

Options outstanding at December 31, 2007	(191)	$(54,028)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return and credit default swap agreements to manage its exposure to market and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted obligation. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL TargetPLUS Growth Fund	$10,035,384	$9,737,047

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented U.S. Treasury Inflation Notes, U.S. Treasury Index Bonds and short term instruments from Repurchase Agreements at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the “Subadvisers”), First Trust Advisors L.P. (“First Trust”) which is independent of the Manager, and Pacific Investment Management Company LLC (“PIMCO”) which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the period ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL TargetPLUS Growth Fund	0.52%	0.89%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL TargetPLUS Growth Fund	$23,626

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2007, $376 was paid from the Fund relating to these fees and expenses.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Security Purchases and Sales

For the period ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Growth Fund	$57,696,714	$22,313,210

For the year ended December 31, 2007, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL TargetPLUS Growth Fund	$4,815,502	$1,867,179

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant of the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2007, the Fund held restricted securities representing 0.3% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2007 are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Amgen, Inc., 5.85%, 6/1/17	10/25/2007	$99,009	$100,000	$101,511

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $539,541 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the period ended December 31, 2007 was as follows:

	Ordinary	Net Long-Term	Return of	Total
	Income	Capital Gains	Capital	Distributions(a)
AZL TargetPLUS Growth Fund	$325,694	$9,458	$56,954	$392,106

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL TargetPLUS Growth Fund	$—	$—	$(539,541)	$(199,273)	$(738,814)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

24

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 47.21% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $9,458.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

26

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

27

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

30

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

Allianz Funds
The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.
ANNRPT1207 2/08

AZLTargetPLUSSM Moderate Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLTargetPLUSSM Moderate Fund
Allianz Life Advisers, LLC serves as the Manager for the AZL TargetPlusSM Moderate Fund and First Trust Advisors L.P. serves as Subadviser to the Fund on the equity portfolio and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund on the fixed income portfolio.
What factors affected the Fund’s performance from its inception on May I, 2007 through the period ended December 31, 2007?
From its inception on May 1, 2007 through the period ended December 31, 2007, the AZL TargetPLUSSM Moderate Fund returned 1.75%. That compared to a -0.17% and 0.37% total return for its benchmarks, the Russell 3000® Index1 and the Standard & Poor’s 5001, respectively.
This Fund invests through an equity portfolio and two fixed-income portfolios: one managed with a goal of producing total return and the other managed for diversified income. All three allocations contributed positively to the Fund’s absolute performance, with the fixed-income portfolios providing larger contributions.
The equity portion of this Fund is measured against the Russell 3000® Index, which represents shares of large, medium-sized and small stocks. The Fund’s equity allocation benefited from superior stock selection and a substantially overweight position in telecommunications stocks relative to its benchmark. An overweight stake in the materials sector also boosted relative returns, as materials stocks posted some of the market’s strongest gains during 2007. An underweight position in the financial sector benefited performance against the benchmark as well, as did security selection within the financial sector. Financial stocks in aggregate trailed all other economic sectors in the benchmark.*
The Fund’s equity sleeve held an overweight position in consumer discretionary stocks. That sector allocation dragged on relative returns, as the consumer discretionary sector was the second-worst performing sector in the Russell 3000® Index during 2007. An underweight stake in energy stocks also hurt relative performance. The sector led the benchmark for the period under review, as oil prices climbed to near $100 a barrel by the end of the year.*
The primary detractors from the fixed-income total return portfolio early in the period were an above-benchmark duration, curve-steepening strategies outside of the U.S. and an underweight position in investment-grade corporate bonds. Those factors helped relative performance during the second half of 2007, however, as did an underweight stake in mortgage-backed securities.*
Likewise, the diversified income portfolio’s relative performance benefited from a higher duration than the benchmark, coupled with an overweight position in bonds at the front end of the yield curve. The portfolio also benefited from reduced allocations to high-yield bonds, and from an over-weight to industries that had pricing power and were insulated from an economic downturn. An underweight position in bonds issued by homebuilders benefited relative returns as well. Meanwhile, an overweight stake in Brazil and an underweight position in Venezuela helped performance, as did exposure to emerging-market currencies.*
Factors that hurt the diversified income portfolio’s relative performance included an under-weight to global investment-grade credit, as well as under-weights to insurance and consumer cyclicals and an overweight to energy/natural gas and utilities. Relatively small stakes in certain countries with worrisome economic and/or political situations, such as Turkey and Ecuador, also weighed on returns against the diversified income portfolio’s benchmark.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 3000®Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The Funds primary index is the Russell 3000® Index, however to provide a broader market comparative we have also listed additional indices. Investors cannot invest directly in an index.

1

AZLTargetPLUSSM Moderate Fund Review
Fund Objective
The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Manager will allocate 60% to 70% of the Fund’s assets to the Equity Portfolio and the remaining balance of the Fund’s assets to the Fund’s assets to the Fixed Income Portfolio.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2007

Since
Inception
(5/1/07)

AZLTargetPLUSSm Moderate Fund	1.75%

Russell 3000® Index	-0.17%†

S&P 500 Index	0.37%

Expense Ratio

Gross	0.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement limiting operating expenses to 0.89% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 3000®Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000®” Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†  The since inception performance data and hypothetical $10,000 investment for the Russell 3000®Index is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Moderate Fund	$1,000.00	$1,005.40	$4.50	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL TargetPLUS Moderate Fund	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL TargetPLUS Moderate Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	3.0%
Auto Components	1.4
Automobiles	2.2
Capital Markets	1.0
Chemicals	4.8
Commercial Banks	5.8
Commercial Paper	6.1
Commercial Services & Supplies	0.5
Communications Equipment	1.8
Computers & Peripherals	1.5
Construction & Engineering	1.0
Corporate Bonds	3.5
Diversified Financial Services	1.9
Diversified Telecommunication Services	4.1
Electric Utilities	2.0
Electrical Equipment & Instruments	0.2
Energy Equipment & Services	2.0
Federal Home Loan Mortgage Corporation – U.S. Government Agency Mortgages	5.5
Federal National Mortgage Association – U.S. Government Agency Mortgages	12.9
Food Products	0.8
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	1.1
Hotels, Restaurants & Leisure	0.8
Household Durables	4.2
Industrial Conglomerates	1.3
Insurance	1.1
Internet & Catalog Retail	0.2
Internet Software & Services	1.3
IT Services	0.8
Machinery	0.1
Metals & Mining	2.4
Multi-Utilities	2.5
Oil, Gas & Consumable Fuels	3.3
Paper & Forest Products	0.6
Pharmaceuticals	0.8
Semiconductors & Semiconductor Equipment	1.0
Software	0.9
Specialty Retail	0.8
Textiles, Apparel & Luxury Goods	1.0
Thrifts & Mortgage Finance	1.8
Tobacco	0.6
Wireless Telecommunication Services	1.5
U.S. Treasury Bills	2.2
U.S. Treasury Notes	1.3
Purchased Put Options	0.0
Purchased Call Options	0.3
Short-Term Investments	27.4

122.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (63.2%):
Aerospace & Defense (3.0%):

690	Cubic Corp.^	$27,048
11,313	DynCorp International, Inc., Class A*^	304,094
1,140	Precision Castparts Corp.	158,118
12,896	Taser International, Inc.*^	185,573

		674,833

Auto Components (1.4%):

29,692	GKN plc	165,376
7,867	Superior Industries International, Inc.^	142,943

		308,319

Automobiles (2.2%):

1,147	DaimlerChrysler AG	109,688
6,688	General Motors Corp.^	166,464
3,387	Honda Motor Co., Ltd., ADR^	112,245
1,025	Toyota Motor Corp., SP ADR^	108,824

		497,221

Capital Markets (1.0%):

1,916	Credit Suisse Group, SP ADR	115,152
884	Deutsche Bank AG	114,398

		229,550

Chemicals (4.8%):

4,248	Koppers Holdings, Inc.	183,684
3,163	Mosaic Co., Inc. (The)*	298,397
1,025	Penford Corp.^	26,230
1,868	Potash Corp. of Saskatchewan, Inc.	268,917
7,703	RPM International, Inc.	156,371
5,244	Sensient Technologies Corp.	148,300

		1,081,899

Commercial Banks (5.8%):

2,667	Allied Irish Banks plc, SP ADR^	122,522
2,591	Barclays plc, ADR	104,599
73,000	BOC Hong Kong Holdings, Ltd.	201,755
9,295	Colonial Bancgroup, Inc.^	125,854
3,245	Comerica, Inc.	141,255
1,380	HSBC Holdings plc, SP ADR	115,520
5,676	KeyCorp	133,102
1,613	Kookmin Bank, ADR	118,265
12,391	Royal Bank of Scotland plc, SP ADR*^	110,899
3,500	Wachovia Corp.	133,105

		1,306,876

Commercial Services & Supplies (0.5%):

3,501	GeoEye, Inc.*	117,809

Communications Equipment (1.8%):

5,411	Nokia Oyj Corp., ADR	207,729
1,773	Research In Motion, Ltd.*	201,058

		408,787

Computers & Peripherals (1.5%):

1,175	Apple Computer, Inc.*	232,744
6,607	Novatel Wireless, Inc.*^	107,033

		339,777

Construction & Engineering (1.0%):

5,436	Perini Corp.*	225,159

Diversified Financial Services (1.9%):

5,962	Citigroup, Inc.	175,521
2,993	ING Groep N.V., ADR^	116,458
3,307	JPMorgan Chase & Co.	144,350

		436,329

Diversified Telecommunication Services (4.1%):

5,061	AT&T, Inc.	210,335
32,034	BT Group plc	172,845
5,192	Deutsche Telekom AG, ADR	112,511
5,142	Nippon Telegraph &Telephone Corp., ADR	126,802
316,000	PCCW, Ltd.	186,940
3,614	Telecom Italia SPA, ADR^	111,456

		920,889

Electric Utilities (2.0%):

36,000	Hongkong Electric Holdings, Ltd.	206,334
5,485	Korea Electric Power Corp., ADR	114,362
4,573	Northeast Utilities	143,181

		463,877

Electronic Equipment & Instruments (0.2%):

1,098	FLIR Systems, Inc.*^	34,367

Energy Equipment & Services (2.0%):

1,766	Cameron International Corp.*	84,998
241	Core Laboratories N.V.*^	30,057
5,285	Matrix Service Co.*^	115,319
3,113	National-Oilwell Varco, Inc.*	228,681

		459,055

Food Products (0.8%):

20,425	Tate & Lyle plc	179,226

Health Care Equipment & Supplies (1.1%):

4,352	Abaxis, Inc.*^	156,063
312	Intuitive Surgical, Inc.*	101,244

		257,307

Health Care Providers & Services (1.1%):

10,581	Alliance Imaging, Inc.*^	101,789
8,538	Sun Healthcare Group, Inc.*^	146,598

		248,387

Hotels, Restaurants & Leisure (0.8%):

30,008	Ladbrokes plc	191,631

Household Durables (4.2%):

2,042	Garmin, Ltd.^	198,074
25,196	La-Z-Boy, Inc.^	199,804
5,497	Matsushita Electric Industrial Co., Ltd., ADR	112,359
1,021	Tempur-Pedic International, Inc.^	26,516
12,510	Tupperware Brands Corp.	413,205

		949,958

Industrial Conglomerates (1.3%):

51,000	Cheung Kong Infrastructure Holdings, Ltd.^	189,849
1,740	McDermott International, Inc.*	102,712

		292,561

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2007, continued

		Fair
Shares		Value
Common Stocks, continued

Insurance (1.1%):

6,533	AEGON N.V.	$114,523
2,377	Lincoln National Corp.	138,389

		252,912

Internet & Catalog Retail (0.2%):

321	Priceline.com, Inc.*^	36,870

Internet Software & Services (1.3%):

8,722	DealerTrack Holdings, Inc.*^	291,925

IT Services (0.8%):

73,187	LogicaCMG plc	170,627

Machinery (0.1%):

449	Dynamic Materials Corp.^	26,446

Metals & Mining (2.4%):

742	AMCOL International Corp.^	26,734
1,553	ArcelorMittal Class A^	120,125
2,870	BHP Billiton, Ltd., SP ADR^	201,015
1,972	Southern Copper Corp.^	207,316

		555,190

Multi-Utilities (2.5%):

3,483	Black Hills Corp.^	153,600
2,978	DTE Energy Co.	130,913
7,902	NiSource, Inc.	149,269
6,533	PNM Resources, Inc.	140,133

		573,915

Oil, Gas & Consumable Fuels (3.3%):

6,751	Arena Resources, Inc.*	281,584
1,765	EnCana Corp.^	119,949
1,631	ENI SPA, ADR	118,133
2,337	Petro-Canada^	125,310
3,158	Repsol YPF SA, ADR^	112,520

		757,496

Paper & Forest Products (0.6%):

4,453	MeadWestvaco Corp.	139,379

Pharmaceuticals (0.8%):

8,156	Pfizer, Inc.	185,386

Semiconductors & Semiconductor Equipment (1.0%):

1,270	Cypress Semiconductor Corp.*	45,758
4,422	NVIDIA Corp.*	150,437
442	Sigma Designs, Inc.*^	24,398

		220,593

Software (0.9%):

6,071	Epiq Systems, Inc.*^	105,696
6,382	Radiant Systems, Inc.*^	109,962

		215,658

Specialty Retail (0.8%):

6,904	Home Depot, Inc.	185,994

Textiles, Apparel & Luxury Goods (1.0%):

203	Deckers Outdoor Corp.*^	31,477
57,000	Yue Yuen Industrial Holdings, Ltd.	203,917

		235,394

Thrifts & Mortgage Finance (1.8%):

7,981	New York Community Bancorp, Inc.^	140,306
8,603	People’s United Financial, Inc.	153,133
8,016	Washington Mutual, Inc.	109,098

		402,537

Tobacco (0.6%):

2,716	Universal Corp.^	139,114

Wireless Telecommunication Services (1.5%):

5,298	China Unicom, Ltd., ADR^	118,675
7,129	NTT DoCoMo, Inc., ADR^	116,916
3,079	Vodafone Group plc, ADR	114,908

		350,499

Total Common Stocks (Cost $14,424,679)		14,363,752
U.S. Government Agency Mortgages (18.4%):
Federal Home Loan Mortgage Corporation (5.5%)

$800,000	4.33%, 1/28/08(a)	797,318
350,000	5.25%, 1/12/09	354,527
100,000	4.66%, 7/27/09	100,059

		1,251,904

Federal National Mortgage Association (12.9%)

600,000	4.37%, 1/23/08(a)	598,355
700,000	4.36%, 1/25/08(a)	697,998
493,235	5.00%, 5/1/37	481,075
448,666	5.50%, 10/1/37	448,160
200,000	5.50%, 12/1/37	199,775
500,000	6.00%, 1/15/38	507,656

		2,933,019

Total U.S. Government Agency Mortgages (Cost $4,176,464)		4,184,923
U.S. Treasury Obligations (3.5%):
U.S. Treasury Bills (2.2%)

400,000	2.66%, 2/7/08(a)	398,881
30,000	3.23%, 2/28/08(a) (e)	29,862
70,000	3.01%, 3/13/08(a) (e)	69,576

		498,319

U.S. Treasury Notes (1.3%)

100,000	2.00%, 4/15/12^	106,713
30,000	4.25%, 9/30/12^	31,052
10,000	4.00%, 2/15/14^	10,216
20,000	8.13%, 8/15/21^	27,549
100,000	6.88%, 8/15/25	128,578

		304,108

Total U.S. Treasury Obligations (Cost $796,044)		802,427
Commercial Paper (6.1%):
Commercial Banks (3.1%):

$200,000	Bank of Scotland, 4.77%, 2/26/08(a)	198,477
100,000	Barclays US Funding, 4.76%, 3/3/08(a)	99,196
200,000	Nordea North America, 5.18%, 1/7/08(a)	199,800
100,000	Royal Bank of Scotland, 5.19%, 1/9/08(a)	99,875

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2007, continued

Principal		Fair
Amount		Value
Commercial Paper, continued
Commercial Banks, continued

$100,000	UBS Finance De, 5.21%, 1/14/08(a)	$99,816

		697,164

Diversified Consumer Services (0.4%):

100,000	Calyon North America, 5.09%, 1/28/08(a)	99,607

Diversified Financial Services (2.6%):

100,000	Lloyds TSB Bank plc, 4.73%, 2/6/08(a)	99,474
200,000	San Paolo IMI, 5.20%, 1/4/08(a)	199,885
100,000	Svenska Handelsbanken, 4.79%, 2/8/08(a)	99,427
200,000	Swedbank, 4.78%, 1/23/08(a)	199,369

		598,155

Total Commercial Paper (Cost $1,395,261)		1,394,926

Corporate Bonds (3.5%):
Air Freight & Logistics (0.1%):

25,000	First Data Corp. 9.88%, 9/24/15(b)^	23,250

Commercial Banks (1.7%):

25,000	Bank of America Corp., 5.75%, 12/1/17	25,057
250,000	Barclays Bank PLC, 6.05%, 12/4/17(b)	251,905
100,000	Citigroup, Inc., 6.13%, 11/21/17	102,720
10,000	Wells Fargo Co., 5.25%, 10/23/12	10,166

		389,848

Diversified Consumer Services (0.2%):

10,000	General Electric Capital Corp., 5.25%, 10/19/12^	10,227
25,000	Petrobras International Finance, Inc., 5.88%, 3/1/18	24,863

		35,090

Diversified Financial Services (0.1%):

25,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	24,494

Electronic Equipment & Instruments (0.4%):

100,000	General Electric Co., 5.25%, 12/6/17	99,786

Media (0.5%):

100,000	Rogers Communications, 6.75%, 3/15/15	105,190

Tobacco (0.5%):

100,000	Altria Group, Inc., 7.00%, 11/4/13	111,834
Total Corporate Bonds (Cost $775,339)		789,492
Deposit Account (6.7%):
1,516,350	NTRS London Deposit Account	1,516,350

Total Deposit Account (Cost $1,516,350)		1,516,350

Collateral For Securities On Loan (20.7%):
4,698,619	Northern Trust Liquid Institutional Asset Portfolio	4,698,619

Total Collateral For Securities On Loan (Cost $4,698,619)		4,698,619

Put Option Purchased (0.0%):
5	10-Year US Treasury Note Future, Put @ 102, Exp. 02/22/08	78

Total Purchased Put Options (Cost $94)		78

Purchased Call Options (0.3%):
6	10-Year US Treasury Note Future, Call @ 133, Exp. 02/22/08	94
440	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 4.25, Exp. 07/07/09(c)	55,060
160	Receive 6-Month EUR-LIBOR Floating Rate Index, Strike @ 4.18, Exp. 04/21/09(c)	7,949

Total Purchased Call Options (Cost $57,523)		63,103

Total Investment Securities (Cost $27,840,373)(d) — 122.4%		27,813,670

Net other assets (liabilities) — (22.4)%		(5,095,163)

Net Assets — 100.0%		$22,718,429

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

LIBOR—Represents the London InterBank Offered Rate

PLC—Public Liability Co.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2007, continued

(a)	The rate presented represents the effective yield at December 31, 2007.

(b)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2007 these securities represent 0.3% of the net assets of the Fund.

(d)	Cost for federal income tax purposes is $27,994,192. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$552,165
Unrealized depreciation	(732,687)

Net unrealized depreciation	$(180,522)

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2007, continued

As of December 31, 2007, the Fund’s open foreign currency exchange were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Short	Date	Amount	Value	(Depreciation)

Delivered (29,000) Euro in exchange for U.S. Dollars	1/17/2008	$(42,361)	$(42,409)	$(48)
Delivered (762,843) Mexican Nuevo Peso in exchange for U.S. Dollars	3/13/2008	$(70,000)	$(69,555)	$445
Delivered (16,525) British Sterling Pound in exchange for U.S. Dollar	1/31/2008	$(33,127)	$(32,861)	$266
Delivered (1,232,700) Russian Ruble in exchange for U.S. Dollar	1/11/2008	$(50,301)	$(50,247)	$54
Delivered (980,200) Russian Ruble in exchange for U.S. Dollar	11/19/2008	$(39,700)	$(39,558)	$142
Delivered (355,191) South African Rand in exchange for U.S. Dollar	7/10/2008	$(47,258)	$(50,130)	$(2,872)

Total short				$(2,013)

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Long	Date	Amount	Value	(Depreciation)

Receive 41,483 Brazilian Real in exchange for U.S. Dollars	7/2/2008	$20,566	$22,706	$2,140
Receive 19,826,000 Chilean Peso in exchange for U.S. Dollars	7/10/2008	$40,000	$39,670	$(330)
Receive 9,000 Euro in exchange for U.S. Dollars	1/17/2008	$13,162	$13,161	$(1)
Receive 561,241 South African Rand in exchange for U.S. Dollars	3/13/2008	$83,557	$81,101	$(2,456)
Receive 357,345,000 Indonesian Rupiah in exchange for U.S. Dollar	5/27/2008	$39,000	$37,655	$(1,345)
Receive 1,199,156 Mexican Peso in exchange for U.S. Dollars	7/10/2008	$108,841	$108,137	$(704)
Receive 128,239 Polish Zloty in exchange for U.S. Dollars	7/10/2008	$49,890	$51,840	$1,950
Receive 1,232,700 Russian Ruble in exchange for U.S. Dollars	1/11/2008	$50,090	$50,247	$157
Receive 1,987,600 Russian Ruble in exchange for U.S. Dollar	7/10/2008	$80,000	$80,787	$787
Receive 252,500 Russian Ruble in exchange for U.S. Dollar	11/19/2008	$10,179	$10,190	$11

Total Long				$209

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	74.1%
United Kingdom	6.5%
Hong Kong	3.3%
European Community	3.1%
Germany	2.9%
Canada	2.2%
Japan	1.7%
Netherlands	1.5%
Korea	0.7%
Italy	0.7%
Cayman Islands	0.7%
Finland	0.6%
Australia	0.6%
Ireland	0.4%
Switzerland	0.4%
Spain	0.3%
Panama	0.3%

100.0%

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2007, continued

(e)	Securities with an aggregate market value of $99,438 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2007:

				Unrealized
		Expiration	# of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)

90-Day Eurodollar March Futures	Long	3/17/2008	6	$3,075
90-Day Eurodollar June Futures	Long	6/16/2008	1	75
90-Day Eurodollar June Futures	Long	6/15/2009	1	3,788
90-Day Eurodollar September Futures	Long	9/15/2008	7	17,238
90-Day Eurodollar September Futures	Long	9/14/2009	12	24,875
90-Day Eurodollar December Futures	Long	12/15/2008	3	10,363
90-Day Eurodollar December Futures	Long	12/14/2009	2	4,050
Euribor June Futures	Long	6/16/2008	1	55
Euribor December Futures	Long	12/15/2008	1	(365)
Euribor December Futures	Long	12/15/2009	1	(402)
90-Day British Sterling Pound September Futures	Long	9/18/2008	1	498
90-Day British Sterling Pound December Futures	Long	12/18/2008	3	(3,732)
Euro BOBL March Futures	Long	3/10/2008	4	(8,815)
U.S. Treasury 5-Year Note March Futures	Short	3/31/2008	(2)	(2,406)

Total				$48,657

Swap agreements outstanding on December 31, 2007:

Interest Rate Swaps

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Morgan Stanley Capital Services Inc. (d)	3-Month USD LIBOR	Pay	5.00%	12/17/2009	$3,300,000	$23,260
Goldman Sachs Group	Brazil Cetip Interbank Deposit Rate	Pay	10.15%	1/2/2012	100,000	(3,304)
Merrill Lynch Capital Services, Inc.	Brazil Cetip Interbank Deposit Rate	Pay	12.54%	1/2/2012	400,000	(2,451)
HSBC Bank USA	South African Johanesburg Interbank	Pay	9.99%	11/9/2010	400,000	388
Barclays Bank PLC	6-Month EUR LIBOR	Pay	4.00%	9/19/2017	100,000	1,187
Morgan Stanley Capital Services Inc. (d)	3-Month USD LIBOR	Pay	5.00%	6/18/2018	1,282,000	23,307
Citibank Financial Services	South African Johanesburg Interbank	Pay	9.99%	11/9/2010	100,000	84
Barclays Bank PLC (d)	3-Month USD LIBOR	Pay	5.00%	12/17/2009	5,000,000	39,993
Morgan Stanley Capital Services Inc. (d)	6-Month GBP LIBOR	Pay	6.00%	9/18/2009	100,000	4,877
Royal Bank of Scotland PLC (d)	3-Month USD LIBOR	Pay	4.00%	6/18/2010	100,000	(33)
Merrill Lynch Capital Services, Inc. (d)	3-Month USD LIBOR	Pay	4.00%	6/18/2010	200,000	(151)
Merrill Lynch Capital Services, Inc. (d)	3-Month USD LIBOR	Pay	5.00%	3/19/2009	4,000,000	19,777
Morgan Stanley Capital Services Inc.	MX IB TIIE	Pay	8.17%	11/4/2016	200,000	(253)

Total						$106,681

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2007, continued

Swap agreements outstanding on December 31, 2007:

Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation/
Counterparty	Refernce Equity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Merrill Lynch International	HY-9 Future	Sell	3.75%	12/20/2012	$1,100,000	$(17,272)
Lehman Brothers	IG-8 Future	Sell	0.35%	6/20/2012	100,000	(2,065)
Bank of America	HY-8 Future	Sell	2.75%	6/20/2012	310,000	(7,018)
Lehman Brothers	Federal Republic of Brazil	Sell	1.06%	5/20/2017	300,000	(5,319)
Lehman Brothers	Pemex Project Funding	Sell	0.58%	5/20/2017	150,000	(4,351)
Barclays Bank	Gazprom	Sell	0.83%	6/20/2017	80,000	(6,086)
Barclays Bank	EM-8 Future	Sell	1.75%	12/20/2012	800,000	(2,886)

Total						$(44,997)

Written options outstanding on December 31, 2007:

	Exercise	Expiration	Number of		Fair
	Price	Date	Contracts	Premium	Value

Call
U.S. Treasury 10-Year Note March Futures	111	2/22/2008	(3)	$(2,006)	$(8,531)
U.S. Treasury 10-Year Note March Futures	113	2/22/2008	(3)	(1,772)	(4,688)
Put
U.S. Treasury 10-Year Note March Futures	107	2/22/2008	(2)	(681)	(94)
U.S. Treasury 10-Year Note March Futures	108	2/22/2008	(3)	(1,397)	(188)

Options Total				$(5,856)	$(13,501)

Written Swap Options

		Pay/Receive	Exercise	Expiration	Number of		Fair
Description	Counterparty	Floating Index	Rate	Date	Contracts	Premium	Value

Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec---3-month USD-LIBOR	4.9	7/8/2009	$(150)	$(42,300)	$(50,891)
Call — OTC 7-Year Interest Rate Swap	Deutsche Bank AG	Euro Index	4.44	4/20/2009	(50)	(12,028)	(7,759)

Totals						$(54,328)	$(58,650)

Short Sales (0.4%)

					Unrealized
Security Description	Expiration Date	# of Contracts	Premium	Fair Value	Gain/(Loss)
FNMA TBA	1/15/37	$(100,000)	$(98,500)	$(97,563)	$937

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL TargetPLUS
Moderate Fund

Assets:
Investment securities, at cost	$27,840,373

Investment securities, at value*	$27,813,670
Foreign currency, at value (cost $25,832)	25,879
Interest and dividends receivable	53,787
Receivable for capital shares issued	39,379
Receivable for investments sold	98,500
Receivable for forward foreign currency contracts	5,952
Swap premiums paid	90,609
Unrealized appreciation on interest rate swaps	112,873
Prepaid expenses	218

Total Assets	28,240,867

Liabilities:
Options written, at value (premiums received $60,184)	72,151
Short Sales (proceeds $98,500)	97,563
Payable for forward foreign currency contracts	7,756
Payable for investments purchased	516,904
Payable for capital shares redeemed	52
Payable for return of collateral received	4,698,619
Unrealized depreciation on credit default swaps	44,997
Unrealized depreciation on interest rate swaps	6,192
Swap premiums received	48,579
Payable for variation margin on futures contracts	2,019
Manager fees payable	9,509
Administration fees payable	827
Distribution fees payable	4,780
Administrative and compliance services fees payable	144
Other accrued liabilities	12,346

Total Liabilities	5,522,438

Net Assets	$22,718,429

Net Assets Consist of:
Capital	$23,377,624
Accumulated net investment income/(loss)	(74,176)
Accumulated net realized gains/(losses) from investment transactions	(655,094)
Net unrealized appreciation/(depreciation) on investments	70,075

Net Assets	$22,718,429

Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,263,723
Net Asset Value (offering and redemption price per share)	$10.04

*	Includes securities on loan of $4,613,027.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2007

AZL TargetPLUS
Moderate
Fund(a)

Investment Income:
Interest	$134,621
Dividends	106,972
Income from securities lending	5,884

Total Investment Income	247,477

Expenses:
Manager fees	42,856
Administration fees	3,551
Distribution fees	20,604
Accounting agent fees	1,761
Custodian fees	17,791
Administrative and compliance service fees	213
Trustees’ fees	348
Professional fees	2,010
Shareholder reports	646
Other expenses	3,915

Total expenses before reductions	93,695
Less expenses waived/reimbursed by the Manager	(20,346)

Net expenses	73,349

Net Investment Income/(Loss)	174,128

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on securities and foreign currency transactions	(672,203)
Net realized gains/(losses) on options transactions	(1,567)
Net realized gains/(losses) on futures transactions	13,535
Net realized gains/(losses) on swap agreements	43,913
Change in unrealized appreciation/(depreciation) on investments	70,075

Net Realized/Unrealized Gains/(Losses) on Investments	(546,247)

Change in Net Assets Resulting From Operations	$(372,119)

(a)	For the Period May 1, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL TargetPLUS
Moderate Fund
May 1, 2007 to
December 31,
2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$174,128
Net realized gains/(losses) on investment transactions	(616,322)
Change in unrealized appreciation/(depreciation) on investments	70,075

Change in net assets resulting from operations	(372,119)

Dividends to Shareholders:
From net investment income	(289,034)

Change in net assets resulting from dividends to shareholders	(289,034)

Capital Transactions:
Proceeds from shares issued	29,758,768
Proceeds from dividends reinvested	289,034
Value of shares redeemed	(6,668,220)

Change in net assets resulting from capital transactions	23,379,582

Change in net assets	22,718,429
Net Assets:
Beginning of period	—

End of period	$22,718,429

Accumulated net investment income/ (loss)	$(74,176)

Share Transactions:
Shares issued	2,894,297
Dividends reinvested	28,846
Shares redeemed	(659,420)

Change in shares	2,263,723

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

May 1, 2007 to
December 31,
2007(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.09

Total from Investment Activities	0.17

Dividends to Shareholders From:
Net Investment Income	(0.13)

Total Dividends	(0.13)

Net Asset Value, End of Period	$10.04

Total Return(b) (c)	1.75%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$22,718
Net Investment Income/(Loss)(d)	2.11%
Expenses Before Reductions(d) (e)	1.14%
Expenses Net of Reductions(d)	0.89%
Portfolio Turnover Rate(c)	161.13%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Moderate Fund (the “Fund”), commenced operations on May 1, 2007. The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2007

Transactions in options written during the year ended December 31, 2007, were as follows:

	Number of
Written Option Transactions	Contracts	Premiums
Options outstanding at May 1, 2007	—	$—
Options written	(214)	(61,080)
Options exercised	—	—
Options bought back	2	556
Options expired	1	340

Options outstanding at December 31, 2007	(211)	$(60,184)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return and credit default swap agreements to manage its exposure to market and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted obligation. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty.

Short Sales

The Fund may engage in short sales. In a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2007

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL TargetPLUS Moderate Fund	$4,751,495	$4,613,027

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented U.S. Treasury Inflation Notes, U.S. Treasury Index Bonds and short term instruments from Repurchase Agreements at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the “Subadvisers”), First Trust Advisors L.P. (“First Trust”) which is independent of the Manager, and Pacific Investment Management Company LLC (“PIMCO”) which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate subadvisory agreement between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2007

average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the period ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL TargetPLUS Moderate Fund	0.52%	0.89%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
AZL TargetPLUS Moderate Fund	$20,346

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2007

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2007, $225 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Moderate Fund	$34,452,216	$16,572,745

For the year ended December 31, 2007, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL TargetPLUS Moderate Fund	$4,911,230	$3,079,093

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant of the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2007, the Fund held restricted securities representing 0.3% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2007 are identified below:

			Shares or
	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.25, Exp. 07/07/09	12/10/2007	$43,890	440	$55,060
Receive 6-Month EUR-LIBOR Floating Rate Index, Strike @ 4.18, Exp. 04/21/09	12/4/2007	13,519	160	7,949

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2007

ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

At December 31, 2007 the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2015
AZL TargetPLUS Moderate Fund	$37,801

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $427,856 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the period ended December 31, 2007 was as follows:

	Ordinary	Total
	Income	Distributions(a)
AZL TargetPLUS Moderate Fund	$289,034	$289,034

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Earnings	Other Losses	Depreciation(a)	Earnings
AZL TargetPLUS Moderate Fund	$5,601	$5,601	$(465,657)	$(199,139)	$(659,195)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Moderate Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 15.09% of the total ordinary income distributions paid during the period ended December 31, 2007 qualify for the corporate dividends received deduction.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

26

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

27

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

30

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Turner Quantitative
Small Cap Growth Fund
(formerly the AZLSM LMP Small Cap Growth Fund)
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Turner Quantitative Small Cap Growth Fund (formerly the AZLSM LMP Small Cap Growth Fund)
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Turner Quantitative Small Cap Growth Fund and Turner Investment Partners, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
Effective June 13, 2007, Allianz Life Advisers, LLC entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) whereby Turner replaced ClearBridge Advisors, LLC as Subadviser to the AZLSM Turner Quantitative Small Cap Growth Fund.
For the 12-month period ended December 31, 2007, the AZLSM Turner Quantitative Small Cap Growth Fund posted a 6.07% total return. That compared to a 7.05% total return for its benchmark, the Russell 2000® Growth Index1.
The investment philosophy of the Fund is that earnings expectations drive stock prices. The Fund’s Subadviser invests in a diversified portfolio of companies that it believes have strong earnings prospects. The managers employ a fully invested strategy, with sector weightings that are closely aligned to those of the Russell 2000® Growth Index.*
Growth stocks significantly outperformed value shares during 2007, representing a change in market leadership. As strong earnings growth became increasingly rare, investors rewarded shares of firms that appeared poised to boost profits. However, small caps trailed larger stocks. The Fund reacted negatively in that environment, weighed down by stocks in the technology, autos and transportation, consumer discretionary and financial sectors. Health care, producer durables and consumer staples stocks contributed positively to the Fund’s absolute return.*
Stock selection typically drives the relative performance of the Fund, as its managers maintain sector weightings close to those of the benchmark. The Fund’s selection in the consumer discretionary and consumer staples sectors added to the Fund’s performance against the benchmark, as did its position in producer durables stocks. Health care stocks had the largest negative effect on the Fund’s relative return, due primarily to an underweight position in the biotechnology industry. Shares in the materials and processing and energy sectors also hurt relative performance.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 2000 ® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Turner Quantitative Small Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

		Since
		Inception
	1 Year	(4/29/05)

AZLSM Turner Quantitative Small Cap Growth Fund	6.07%	11.13%

Russell 2000® Growth Index	7.05%	14.89%

Expense Ratio

Gross	1.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses of 1.35% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Growth Index, an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Turner Quantitative Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$978.50	$6.13	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$1,019.00	$6.26	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Turner Quantitative Small Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	3.7%
Auto Components	1.2
Biotechnology	1.7
Capital Markets	1.0
Chemicals	2.0
Commercial Banks	0.9
Commercial Services & Supplies	7.7
Communication Equipment	2.6
Computers & Peripherals	1.1
Construction & Engineering	0.6
Diversified Consumer Services	2.5
Diversified Telecommunication Services	0.9
Electric Utilities	1.2
Electronic Equipment & Instruments	6.2
Energy Equipment & Services	2.8
Food & Staples Retailing	2.7
Health Care Equipment & Supplies	4.6
Health Care Providers & Services	4.1
Health Care Technology	1.4
Hotels, Restaurants & Leisure	1.1
Household Durables	0.5
Insurance	5.1
Internet & Catalog Retail	1.9
Internet Software & Services	4.8
IT Services	2.3
Life Science Tools & Services	1.0
Machinery	4.8
Metals & Mining	0.7
Oil, Gas & Consumable Fuels	4.8
Paper & Forest Products	0.6
Personal Products	0.6
Pharmaceuticals	8.8
Semiconductors & Semiconductor Equipment	5.0
Software	3.2
Specialty Retail	0.9
Textiles, Apparel & Luxury Goods	0.9
Trading Companies & Distributors	0.8
Wireless Telecommunication Services	0.3
Short-Term Investments	46.1

143.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.0%):
Aerospace & Defense (3.7%):

8,623	AAR Corp.*	$327,933
15,800	Allegiant Travel Co.*^	507,812
11,000	Esterline Technologies Corp.*	569,250
6,170	HEICO Corp.^	336,141
7,160	Triumph Group, Inc.^	589,626

		2,330,762

Auto Components (1.2%):

15,720	LKQ Corp.*^	330,434
8,950	Wabco Holdings, Inc.	448,306

		778,740

Biotechnology (1.7%):

22,020	Cubist Pharmaceuticals, Inc.*^	451,630
21,340	Martek Biosciences Corp.*^	631,237

		1,082,867

Capital Markets (1.0%):

19,110	OptionsXpress Holdings, Inc.^	646,300

Chemicals (2.0%):

11,640	Koppers Holdings, Inc.	503,314
16,040	Terra Industries, Inc.*^	766,070

		1,269,384

Commercial Banks (0.9%):

12,380	Signature Bank*^	417,825
7,340	South Financial Group, Inc.^	114,724

		532,549

Commercial Services & Supplies (7.7%):

47,860	CBIZ, Inc.*^	469,507
13,290	Corrections Corp. of America*	392,188
6,420	CRA International, Inc.*^	305,656
11,660	FTI Consulting, Inc.*	718,723
17,290	Geo Group, Inc. (The)*^	484,120
7,140	Huron Consulting Group, Inc.*^	575,698
9,870	John Wiley & Sons, Inc^	422,732
28,790	Rollins, Inc.^	552,768
12,690	Team, Inc.*	464,200
18,890	TeleTech Holdings, Inc.*	401,790

		4,787,382

Communications Equipment (2.6%):

12,620	Acme Packet, Inc.*^	158,886
15,300	Ciena Corp.*^	521,883
30,270	Foundry Networks, Inc.*	530,330
38,210	Harmonic, Inc.*	400,441

		1,611,540

Computers & Peripherals (1.1%):

12,510	Data Domain, Inc.*^	329,513
8,260	Synaptics, Inc.*^	339,982

		669,495

Construction & Engineering (0.6%):

17,180	Emcor Group, Inc.*	405,963

Diversified Consumer Services (2.5%):

8,650	Capella Education Co.*^	566,229
9,540	Devry, Inc.	495,698
2,850	Strayer Education, Inc.^	486,153

		1,548,080

Diversified Telecommunication Services (0.9%):

37,050	Premiere Global Services, Inc.*	550,193

Electric Utilities (1.2%):

20,160	Empire District Electric Co. (The)^	459,245
8,970	Unisource Energy Corp.^	283,003

		742,248

Electronic Equipment & Instruments (6.2%):

9,800	Bally Technologies, Inc*^	487,256
34,830	Brightpoint, Inc.*^	534,989
21,300	FLIR Systems, Inc.*^	666,690
22,860	Plexus Corp.*	600,304
10,300	Rofin-Sinar Technologies, Inc.*^	495,533
11,950	Rogers Corp.*^	518,271
23,220	Sirf Technology Holdings, Inc.*^	583,519

		3,886,562

Energy Equipment & Services (2.8%):

6,810	Atwood Oceanics, Inc.*^	682,634
12,220	Dresser-Rand Group, Inc.*	477,191
10,480	NATCO Group , Inc.*^	567,492

		1,727,317

Food & Staples Retailing (2.7%):

16,050	Central European Distribution Corp.*	932,184
7,420	Longs Drug Stores Corp.	348,740
11,440	Ruddick Corp.	396,625

		1,677,549

Health Care Equipment & Supplies (4.6%):

11,130	ArthroCare Corp.*^	534,797
19,260	Immucor, Inc.*	654,647
13,080	Invacare Corp.^	329,616
16,000	LifeCell Corp.*	689,760
21,410	Meridian Bioscience, Inc.^	644,013

		2,852,833

Health Care Providers & Services (4.1%):

20,480	Nighthawk Radiology Holdings, Inc.*^	431,104
10,640	Onyx Pharmaceuticals, Inc.*^	591,797
13,450	Psychiatric Solutions, Inc.*^	437,125
35,200	Sun Healthcare Group, Inc.*^	604,384
10,910	VCA Antech, Inc.*	482,549

		2,546,959

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Health Care Technology (1.4%):

19,260	Eclipsys Corp.*^	$487,470
14,420	Omnicell, Inc.*^	388,331

		875,801

Hotels, Restaurants & Leisure (1.1%):

19,000	WMS Industries, Inc.*^	696,160

Household Durables (0.5%):

9,400	Universal Electronics, Inc.*^	314,336

Insurance (5.1%):

35,930	AmTrust Financial Services, Inc.^	494,756
9,601	Argo Group International Holdings, Ltd.*^	404,490
9,600	National Financial Partners Corp.^	437,856
10,060	StanCorp Financial Group, Inc.	506,823
13,870	Tower Group, Inc.^	463,258
23,660	Waddell & Reed Financial, Inc., Class A	853,889

		3,161,072

Internet & Catalog Retail (1.9%):

54,950	1-800-FLOWERS.COM*^	479,714
5,920	Priceline.com, Inc.*^	679,971

		1,159,685

Internet Software & Services (4.8%):

20,453	CyberSource Corp.*^	363,450
5,970	Equinix, Inc.*^	603,388
30,520	Interwoven, Inc.*^	433,994
10,793	Omniture, Inc.*	359,299
7,500	Sohu.com, Inc.*^	408,900
11,260	Synchronoss Technologies, Inc.*^	399,054
25,550	Trizetto Group, Inc*^	443,804

		3,011,889

IT Services (2.3%):

15,360	Global Payments, Inc.	714,547
19,230	Sykes Enterprises, Inc.*^	346,140
10,530	Wright Express Corp.*	373,710

		1,434,397

Life Sciences Tools & Services (1.0%):

13,030	PAREXEL International Corp.*	629,349

Machinery (4.8%):

12,410	Chart Industries, Inc.*^	383,469
11,440	CIRCOR International, Inc.	530,358
15,400	ESCO Technologies, Inc.*^	615,076
8,010	Nordson Corp.^	464,260
15,730	Sauer-Danfoss, Inc^	394,036
13,830	Tennant Co.	612,531

		2,999,730

Metals & Mining (0.7%):

5,620	Kaiser Aluminum Corp.^	446,678

Oil, Gas & Consumable Fuels (4.8%):

9,900	ATP Oil & Gas Corp.*	500,346
25,460	Bois d’ Arc Energy, Inc.*^	505,381
34,330	Rosetta Resources, Inc.*^	680,764
29,820	Uranium Resources, Inc.*^	372,154
25,150	Venoco, Inc.*^	501,240
28,796	Warren Resources, Inc.*	406,887

		2,966,772

Paper & Forest Products (0.6%):

25,790	Glatfelter^	394,845

Personal Products (0.6%):

5,300	Chattem, Inc.*^	400,362

Pharmaceuticals (8.8%):

7,010	Adams Respiratory Therapeutics, Inc.*	418,777
8,190	Alexion Pharmaceuticals, Inc.*^	614,496
15,120	Biomarin Pharmaceuticals, Inc.*^	535,248
21,160	K-V Pharmaceutical Co., Class A*^	603,906
19,780	Medicis Pharmaceutical Corp., Class A^	513,687
13,650	MGI Pharma, Inc.*^	553,234
36,440	PDL BioPharma, Inc*^	638,429
19,430	Perrigo Co.	680,244
23,870	Sciele Pharma, Inc.*^	488,142
15,790	Watson Pharmaceuticals, Inc.*	428,541

		5,474,704

Semiconductors & Semiconductor Equipment (5.0%):

11,570	Atheros Communications*^	353,348
10,660	Cavium Networks, Inc.*^	245,393
14,620	Diodes, Inc.*^	439,623
23,360	Microsemi Corp.*^	517,191
15,960	Power Integrations, Inc.*	549,503
95,980	RF Micro Devices, Inc.*^	548,046
12,880	Silicon Laboratories, Inc.*	482,098

		3,135,202

Software (3.2%):

25,790	JDA Software Group, Inc.*	527,663
19,440	Net 1 UEPS Technologies, Inc.*^	570,759
23,170	Nuance Communications, Inc.*^	432,816
16,080	THQ, Inc.*^	453,295

		1,984,533

Specialty Retail (0.9%):

21,140	Dick’s Sporting Goods, Inc.*	586,846

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Textiles, Apparel & Luxury Goods (0.9%):

13,750	Fossil, Inc.*	$577,225

Trading Companies & Distributors (0.8%):

12,817	Kaman Corp., Class A	471,794

Wireless Telecommunication Services (0.3%):

19,200	Centennial Communications Corp.*	178,368

Total Common Stocks (Cost $55,879,514)		60,546,471

Deposit Account (2.7%):
1,711,822	TNT Offshore Deposit Account	1,711,822

Total Deposit Account (Cost $1,711,822)		1,711,822

Collateral For Securities On Loan (43.4%):
27,097,651	Northern Trust Liquid Institutional Asset Portfolio	27,097,651

Total Collateral For Securities On Loan (Cost $27,097,651)		27,097,651

Total Investment Securities (Cost $84,688,987)(a) — 143.1%		89,355,944
Net other assets (liabilities) — (43.1)%		(26,930,526)

Net Assets — 100.0%		$62,425,418

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

(a)	Cost for federal income tax purposes is $84,778,351. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$6,177,197
Unrealized depreciation	(1,599,604)

Net unrealized appreciation	$4,577,593

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	100.0%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Turner
Quantitative
Small Cap
Growth Fund

Assets:
Investment securities, at cost	$84,688,987

Investment securities, at value*	$89,355,944
Interest and dividends receivable	22,218
Receivable for capital shares issued	218,273
Prepaid expenses	1,032

Total Assets	89,597,467

Liabilities:
Payable for capital shares redeemed	2,457
Payable for return of collateral received	27,097,651
Manager fees payable	44,107
Administration fees payable	2,246
Distribution fees payable	12,973
Administrative and compliance services fees payable	1,145
Other accrued liabilities	11,470

Total Liabilities	27,172,049

Net Assets	$62,425,418

Net Assets Consist of:
Capital	$49,620,395
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	8,138,066
Net unrealized appreciation/(depreciation) on investments	4,666,957

Net Assets	$62,425,418

Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,839,046
Net Asset Value (offering and redemption price per share)	$12.90

*	Includes securities on loan of $25,609,034.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Turner
Quantitative
Small Cap
Growth Fund

Investment Income:
Interest	$175,894
Dividends	336,304
Income from securities lending	93,156

Total Investment Income	605,354

Expenses:
Manager fees	670,144
Administration fees	35,147
Distribution fees	197,101
Custodian fees	24,196
Administrative and compliance service fees	2,777
Trustees’ fees	4,787
Professional fees	9,084
Shareholder reports	8,506
Cash overdraft expense	15,042
Other expenses	5,729

Total expenses	972,513

Net Investment Income/(Loss)	(367,159)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	8,934,006
Net realized gains/(losses) on futures transactions	76,066
Change in unrealized appreciation/(depreciation) on investments	(2,305,193)

Net Realized/Unrealized Gains/(Losses) on Investments	6,704,879

Change in Net Assets Resulting From Operations	$6,337,720

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Turner Quantitative
	Small Cap Growth Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$(367,159)	$(172,209)
Net realized gains/(losses) on investment transactions	9,010,072	1,927,596
Change in unrealized appreciation/(depreciation) on investments	(2,305,193)	5,011,872

Change in net assets resulting from operations	6,337,720	6,767,259

Dividends to Shareholders:
From net realized gains on investments	(1,673,208)	—

Change in net assets resulting from dividends to shareholders	(1,673,208)	—

Capital Transactions:
Proceeds from shares issued	27,632,644	61,477,737
Proceeds from dividends reinvested	1,673,208	—
Value of shares redeemed	(66,214,153)	(19,124,046)

Change in net assets resulting from capital transactions	(36,908,301)	42,353,691

Change in net assets	(32,243,789)	49,120,950
Net Assets:
Beginning of period	94,669,207	45,548,257

End of period	$62,425,418	$94,669,207

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	2,118,771	5,153,898
Dividends reinvested	133,536	—
Shares redeemed	(4,988,122)	(1,633,838)

Change in shares	(2,735,815)	3,520,060

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		April 29, 2005 to
	December 31,		December 31,
	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$12.50	$11.23	$10.00

Investment Activities:
Net Investment Income/(Loss)	(0.08)	(0.03)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	0.83	1.30	1.24

Total from Investment Activities	0.75	1.27	1.23

Dividends to Shareholders From:
Net Realized Gains	(0.35)	—	—

Total Dividends	(0.35)	—	—

Net Asset Value, End of Period	$12.90	$12.50	$11.23

Total Return(b) (c)	6.07%	11.31%	12.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$62,425	$94,669	$45,548
Net Investment Loss(d)	(0.47)%	(0.23)%	(0.22)%
Expenses Before Reductions(d) (e)	1.23%	1.24%	1.35%
Expenses Net of Reductions(d)	1.23%	1.23%	1.35%
Expenses Net of Reductions(d) (f)	1.23%	1.24%	N/A
Portfolio Turnover Rate(b)	239.53%	94.34%	83.87%

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Turner Quantitative Small Cap Growth Fund	$27,097,651	$25,609,034

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective June 13, 2007 between the Manager and Turner Investment Partners, Inc. (“Turner”), Turner

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to June 13, 2007, the Fund was subadvised by ClearBridge Advisors, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Turner Quantitative Small Cap Growth Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $3,082 was paid from the Fund relating to these fees and expenses.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Turner Quantitative Small Cap Growth Fund	$182,581,664	$218,195,957

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $2,497,625 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Turner Quantitative Small Cap Growth Fund	$524,933	$1,148,275	$1,673,208

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings
AZL Turner Quantitative Small Cap Growth Fund	$4,818,325	$5,906,730	$10,725,055	$(2,497,625)	$4,577,593	$12,805,023

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Turner Quantitative Small Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 25.71% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $1,148,275.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

20

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

21

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

22

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

24

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Van Kampen
Comstock Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Comstock Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Comstock Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Van Kampen Comstock Fund produced a —2.22% total return compared to the —0.17% return for its benchmark, the Russell 1000® Value Index1.
The broad stock market posted strong performance during the first half of the year. Stocks then experienced several periods of significant volatility in which investors rotated strongly away from the economically sensitive sectors that have led the market during the past several years, such as materials and energy. The Fund’s portfolio of undervalued stocks performed relatively well during these periods of volatility, because the Subadviser’s emphasis on valuation prevented exposure to richly valued cyclical stocks.*
Due to the Fund’s value discipline, the Fund did not hold energy stocks, which the portfolio managers believed traded at excessively expensive prices. The lack of exposure to the energy sector detracted from the Fund’s performance against the benchmark for the period as a whole, as energy was the best-performing sector in the index during 2007. Likewise, the Fund’s valuation-oriented investment process caused it to hold no utilities stocks and minimal exposure to industrial shares. Those sectors both performed well, so their lack of representation in the portfolio weighed on relative performance.*
The Fund’s largest positive contribution to relative returns stemmed from stock selection in the financials sector, as well as an underweight allocation to financials stocks. Within the sector, the Fund owned shares of banks, brokerage firms, insurers and government-sponsored enterprises. Strong stock selection and an overweight position in the consumer staples sector also bolstered the Fund’s relative performance.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
1

AZLSM Van Kampen Comstock Fund Review
Fund Objective
The Fund’s investment objective is to seek capital growth and income through investing in equity securities, including common stock, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its net assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security’s potential for capital growth and income.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZLSM Van Kampen Comstock Fund	–2.22%	5.56%	12.45%	4.72%

Russell 1000® Value Index	–0.17%	9.32%	14.63%	7.29%

Expense Ratio

Gross	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million; and is limiting operating expenses to 1.20% through April 30, 2008. If this temporary fee reduction were reflected the Net Annual Fund Operating Expense would be lower. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index
 2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Comstock Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Comstock Fund	$1,000.00	$921.70	$5.13	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Comstock Fund	$1,000.00	$1,019.86	$5.40	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Comstock Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Airline	0.6%
Beverages	3.0
Capital Markets	1.5
Chemicals	3.4
Commercial Banks	7.9
Communications Equipment	0.3
Computers & Peripherals	2.7
Diversified Financial Services	7.7
Diversified Telecommunication Services	4.5
Electronic Equipment & Instruments	0.2
Food & Staples Retailing	4.8
Food Products	7.1
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	2.3
Household Products	2.4
Industrial Conglomerate	1.3
Insurance	7.8
Internet & Catalog Retail	0.9
IT Services	0.9
Media	9.9
Metals & Mining	0.9
Paper & Forest Products	3.9
Pharmaceuticals	14.0
Semiconductors & Semiconductor Equipment	1.3
Software	0.8
Specialty Retail	0.7
Thrifts & Mortgage Finance	1.2
Tobacco	1.7
Federal Home Loan Bank	5.8
Short-Term Investments	3.2

103.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (94.3%):
Airline (0.6%):

396,400	Southwest Airlines Co.^	$4,836,080

Beverages (3.0%):

120,600	Anheuser-Busch Cos., Inc.	6,312,204
269,800	Coca-Cola Co.	16,557,626

		22,869,830

Capital Markets (1.5%):

39,600	Bear Stearns Cos., Inc.	3,494,700
152,848	Merrill Lynch & Co.	8,204,881

		11,699,581

Chemicals (3.4%):

423,000	E.I. du Pont de Nemours & Co.	18,650,070
126,000	Rohm & Haas Co.^	6,686,820

		25,336,890

Commercial Banks (7.9%):

312,400	Bank of New York Mellon Corp.	15,232,624
27,700	Barclays PLC, ADR^	1,118,249
109,300	PNC Financial Services Group, Inc.	7,175,545
144,200	U.S. Bancorp	4,576,908
520,400	Wachovia Corp.	19,790,812
401,200	Wells Fargo Co.	12,112,228

		60,006,366

Communications Equipment (0.3%):

51,500	Alcatel-Lucent, ADR	376,980
80,054	Telefonaktibolaget LM Ericsson, ADR	1,869,261

		2,246,241

Computers & Peripherals (2.7%):

294,731	Dell Computer Corp.*	7,223,857
90,900	Hewlett Packard Co.	4,588,632
76,500	International Business Machines Corp.^	8,269,650

		20,082,139

Diversified Financial Services (7.7%):

583,300	Bank of America Corp.	24,066,958
704,500	Citigroup, Inc.	20,740,480
300,098	J.P. Morgan Chase & Co.	13,099,278

		57,906,716

Diversified Telecommunication Services (4.5%):

272,200	AT&T, Inc.	11,312,632
520,700	Verizon Communications, Inc.	22,749,383

		34,062,015

Electronic Equipment & Instruments (0.2%):

26,740	Cognex Corp.	538,811
69,875	Flextronics International, Ltd.*	842,693
35,210	KEMET Corp.*	233,442

		1,614,946

Food & Staples Retailing (4.8%):

369,400	CVS Corp.	14,683,650
454,200	Wal-Mart Stores, Inc.	21,588,126

		36,271,776

Food Products (7.1%):

355,800	Cadbury Schweppes PLC, ADR	17,565,846
454,345	Kraft Foods, Inc.	14,825,277
157,200	Sara Lee Corp.	2,524,632
513,900	Unilever NV, New York Shares	18,736,794

		53,652,549

Health Care Equipment & Supplies (0.6%):

384,200	Boston Scientific Corp.*	4,468,246

Health Care Providers & Services (2.3%):

196,514	Cardinal Health, Inc.	11,348,684
52,700	United Health Group, Inc.	3,067,140
29,500	Wellpoint, Inc.*	2,588,035

		17,003,859

Household Products (2.4%):

159,200	Kimberly-Clark Corp.	11,038,928
101,700	Procter & Gamble Co.	7,466,814

		18,505,742

Industrial Conglomerate (1.3%):

264,764	General Electric Co.	9,814,801

Insurance (7.8%):

59,100	AFLAC, Inc.	3,701,433
135,600	American International Group, Inc.	7,905,480
1,110	Berkshire Hathaway, Inc., Class B*	5,256,960
330,560	Chubb Corp. (The)	18,041,965
104,400	Genworth Financial, Inc.	2,656,980
36,500	Hartford Financial Services Group, Inc.	3,182,435
48,800	MBIA, Inc.^	909,144
108,600	MetLife, Inc.	6,691,932
72,850	Torchmark Corp.	4,409,610
107,300	Travelers Cos., Inc. (The)	5,772,740

		58,528,679

Internet & Catalog Retail (0.9%):

362,250	Liberty Media Corp., Interactive, Series A*	6,911,730

IT Services (0.9%):

49,300	Computer Sciences Corp.*	2,438,871
166,229	Western Union Co.	4,036,040

		6,474,911

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Media (9.9%):

963,800	Comcast Corp., Class A*	$17,598,988
71,070	Liberty Media Corp. — Capital*	8,278,944
359,800	News Corp., Class B	7,645,750
1,100,700	Time Warner, Inc.	18,172,557
523,200	Viacom Inc., Class B*	22,978,944

		74,675,183

Metals & Mining (0.9%):

148,900	Alcoa, Inc.	5,442,295
25,600	Newmont Mining Corp.	1,250,048

		6,692,343

Paper & Forest Products (3.9%):

902,093	International Paper Co.^	29,209,771

Pharmaceuticals (14.0%):

226,800	Abbott Laboratories	12,734,820
802,600	Bristol-Myers Squibb Co.	21,284,952
233,400	Eli Lilly & Co.	12,461,226
140,900	GlaxoSmithKline PLC, ADR^	7,099,951
575,621	Pfizer, Inc.	13,083,865
39,100	Roche Holding AG, ADR	3,377,626
599,600	Schering Plough Corp.	15,973,344
448,800	Wyeth	19,832,472

		105,848,256

Semiconductors & Semiconductor Equipment (1.3%):

176,200	Intel Corp.	4,697,492
50,400	KLA-Tencor Corp.^	2,427,264
76,100	Texas Instruments, Inc.	2,541,740

		9,666,496

Software (0.8%):

170,055	Microsoft Corp.	6,053,958

Specialty Retail (0.7%):

94,641	Home Depot, Inc.	2,549,629
112,800	Lowe’s Cos., Inc.	2,551,536

		5,101,165

Thrifts & Mortgage Finance (1.2%):

60,237	Fannie Mae	2,408,275
191,500	Freddie Mac	6,524,405

		8,932,680

Tobacco (1.7%):

172,200	Altria Group, Inc.	13,014,876

Total Common Stocks (Cost $682,884,692)		711,487,825

U.S. Government Agency (5.8%):
43,685,000	Federal Home Loan Bank(a), 3.25%, 1/2/08	43,681,057

Total U.S. Government Agency (Cost $43,681,057)		43,681,057
Deposit Account (0.0%):
8,695	TNT Offshore Deposit Account	8,695

Total Deposit Account (Cost $8,695)		8,695

Collateral For Securities On Loan (3.2%):
23,943,655	Allianz Dresdner Daily Asset Fund#	23,943,655

Total Collateral for Securities on Loan (Cost $23,943,655)		23,943,655

Total Investment Securities (Cost $750,518,099)(b) — 103.3%		779,121,232
Net other assets (liabilities) — (3.3)%		(24,624,903)

Net Assets — 100.0%		$754,496,329

Percentages indicated are based on net assets as of December 31, 2007.

*	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

#	Investment in affiliate.

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	The rate presented represents the effective yield at December 31, 2007.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(b)	Cost for federal income tax purposes is $751,790,016. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$84,208,718
Unrealized depreciation	(56,877,502)

Net unrealized appreciation	$27,331,216

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	93.3%
United Kingdom	3.4%
Netherlands	2.5%
Switzerland	0.5%
Sweden	0.3%
Singapore	0.1%
France	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Van
Kampen
Comstock
Fund

Assets:
Investment securities, at cost	$750,518,099

Investment securities, at value*^	$779,121,232
Interest and dividends receivable	843,795
Receivable for capital shares issued	140,597
Prepaid expenses	12,835

Total Assets	780,118,459

Liabilities:
Payable for investments purchased	374,116
Payable for capital shares redeemed	403,253
Payable for return of collateral received	23,943,655
Manager fees payable	451,232
Administration fees payable	28,344
Distribution fees payable	163,750
Administrative and compliance services fees payable	13,498
Other accrued liabilities	244,282

Total Liabilities	25,622,130

Net Assets	$754,496,329

Net Assets Consist of:
Capital	$651,153,623
Accumulated net investment income	11,495,743
Accumulated net realized gains from investment transactions	63,243,830
Net unrealized appreciation on investments	28,603,133

Net Assets	$754,496,329

Shares of beneficial interest (unlimited number of shares authorized, no par value)	67,284,954
Net Asset Value (offering and redemption price per share)	$11.21

*	Includes securities on loan of $23,054,882.

^	Includes investment in affiliate of $23,943,655.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Van
Kampen
Comstock
Fund

Investment Income:
Interest	$2,254,031
Dividends	16,737,035
Income from securities lending	113,158

Total Investment Income	19,104,224

Expenses:
Manager fees	5,255,560
Administration fees	321,447
Distribution fees	1,821,371
Custodian fees	70,796
Administrative and compliance service fees	27,077
Trustees’ fees	44,204
Professional fees	124,083
Shareholder reports	107,724
Other expenses	94,505

Total expenses before reductions	7,866,767
Less expenses waived/reimbursed by the Manager	(218,603)
Less expenses paid indirectly	(39,645)

Net expenses	7,608,519

Net Investment Income/(Loss)	11,495,705

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	65,133,381
Change in unrealized appreciation/(depreciation) on investments	(99,976,027)

Net Realized/Unrealized Gains/(Losses) on Investments	(34,842,646)

Change in Net Assets Resulting From Operations	$(23,346,941)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van
	Kampen Comstock Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$11,495,705	$10,639,891
Net realized gains/(losses) on investment transactions	65,133,381	17,633,022
Change in unrealized appreciation/(depreciation) on investments	(99,976,027)	64,880,603

Change in net assets resulting from operations	(23,346,941)	93,153,516

Dividends to Shareholders:
From net investment income	(10,639,853)	(6,594,226)
From net realized gains on investments	(18,348,388)	(38,500,194)

Change in net assets resulting from dividends to shareholders	(28,988,241)	(45,094,420)

Capital Transactions:
Proceeds from shares issued	89,064,935	146,502,958
Proceeds from shares issued in merger	167,533,145	—
Proceeds from dividends reinvested	28,988,241	45,094,420
Value of shares redeemed	183,910,309	(94,434,176)

Change in net assets resulting from capital transactions	101,676,012	97,163,202

Change in net assets	49,340,830	145,222,298
Net Assets:
Beginning of period	705,155,499	559,933,201

End of period	$754,496,329	$705,155,499

Accumulated net investment income/(loss)	$11,495,743	$10,639,891

Share Transactions:
Shares issued	7,345,700	12,704,351
Shares issued in merger	13,972,739	—
Dividends reinvested	2,475,512	4,029,885
Shares redeemed	(15,274,467)	(8,199,644)

Change in shares	8,519,484	8,534,592

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$12.00	$11.15	$11.23	$9.63	$7.44

Investment Activities:
Net Investment Income/(Loss)	0.19	0.18	0.11	0.10	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(0.43)	1.52	0.31	1.54	2.19

Total from Investment Activities	(0.24)	1.70	0.42	1.64	2.27

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.13)	(0.04)	(0.04)	(0.08)
Net Realized Gains	(0.35)	(0.72)	(0.46)	—	—

Total Dividends	(0.55)	(0.85)	(0.50)	(0.04)	(0.08)

Net Asset Value, End of Period	$11.21	$12.00	$11.15	$11.23	$9.63

Total Return(a)	(2.22)%	15.76%	3.92%	17.12%	30.53%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$754,496	$705,155	$559,933	$380,374	$201,265
Net Investment Income/(Loss)	1.58%	1.71%	1.44%	1.13%	1.08%
Expenses Before Reductions(b)	1.08%	1.08%	1.19%	1.20%	1.28%
Expenses Net of Reductions	1.05%	1.05%	1.18%	1.20%	1.20%
Expenses Net of Reductions(c)	1.05%	1.05%	1.19%	—%	—%
Portfolio Turnover Rate	22.75%	28.14%	30.83%	31.77%	36.85%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Comstock Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2007

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Van Kampen Comstock Fund	$23,943,655	$23,054,882

The Fund received cash collateral for securities loaned. The cash was invested in an Allianz Dresdner Daily Asset Fund at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and over $500 million at 0.675%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees through April 30, 2009 as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and over $500 million at 0.65%. The annual expense limit of the Fund was 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2007

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the year ended December 31, 2007, the Agent received $30,253 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $43,170 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $5,273 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2007

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Comstock Fund	$154,622,709	$211,238,542

5. Acquisitions and Mergers:

On September 21, 2007, net assets of the AZL AIM Basic Value Fund managed by the Manager were exchanged in a tax-free conversion for shares of the Fund. All fees and expenses incurred by the AZL AIM Basic Value Fund and the Fund directly in connection with the consummation of the transaction were borne by the respective Funds. The following is summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

Shares	Net Assets	Net Assets	Net Asset	Unrealized
Issued	before Conversion	Converted	Value	Appreciation
13,972,739	$666,769,444	$167,533,145	$11.99	$35,579,395

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Comstock Fund	$11,566,009	$17,422,232	$28,988,241

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
		Long-Term	Total
	Ordinary Income	Capital Gains	Distributions(a)
AZL Van Kampen Comstock Fund	$13,862,861	$31,231,559	$45,094,420

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2007

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Van Kampen Comstock Fund	$15,803,922	$60,207,568	$76,011,490	$27,331,216	$103,342,706

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2007

Special Meeting of the Shareholders (Unaudited):

On September 19, 2007, there was a special meeting of the shareholders of the AZL AIM Basic Value Fund. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by AZL Funds providing for the transfer of all the assets and liabilities of the AZL AIM Basic Value Fund in exchange of shares of the AZL Van Kampen Comstock Fund. The number of AZL AIM Basic Value Fund shares voted is as follows:

Votes			% of outstanding	% of outstanding	% of outstanding
For	Against	Abstain	For	Against	Abstain
11,723,879	424,580	1,021,158	89.022%	3.224%	7.754%

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Comstock Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $17,422,232.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

	Positions Held	Term of
	with Allianz	Office(2)/
	VIP and VIP	Length of	Principal Occupation(s)
Name, Address, and Age	FOF Trust	Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds
The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.
ANNRPT1207 2/08

AZLSM Van Kampen
Equity and Income Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Equity and Income Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Equity and Income Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Van Kampen Equity and Income Fund gained 3.07% compared to a 5.49% and 6.97% return for its benchmarks, the S&P 500 Index1 and the Lehman Brother U.S. Aggregate Index1, respectively.
While the broad stock market posted a modest gain for the year, value stocks—which comprise the Russell 1000® Value Index1 and generally represent the Fund’s universe of investable stocks—did not fare as well. Given uncertainties about economic growth, investors turned away from value stocks in favor of growth stocks, which are perceived to have greater potential for above-average growth in less robust economic conditions. Large-cap stocks outperformed small and mid-cap stocks, providing a tailwind for the Fund’s primarily large-cap oriented portfolio.*
Within the fixed-income market, investors grew increasingly risk averse in light of the problems in the subprime mortgage market. That development led to a flight to quality that helped U.S. Treasury securities outperform other areas of the fixed income market. Corporate issues underperformed other major segments of the fixed income markets. The spread between the yields available on higher-and lower-quality securities increased during the period, but remained historically narrow. Within the investment-grade corporate sector, higher-rated issues outpaced the lower-rated bonds. The industrials and utilities sectors handily outpaced the financials sector, which was hit hardest by the recent liquidity crisis. Overall, short-term issues outperformed intermediate- and long-dated issues.
The Fund’s managers employ a bottom-up stock selection process. That process caused the Fund to hold an underweight stake in the financial sector, giving it little exposure to the damage caused by the subprime mortgage collapse. The materials sector also bolstered relative performance, primarily because of strong returns from a single holding that has considerable exposure to the health care sector. An overweight stake in the consumer staples sector contributed positively to relative returns as well.*
The Fund held a smaller energy weighting than the benchmark index, and therefore captured a smaller portion of the sector’s market-leading gain. Stock selection in the technology sector was another area of weakness. Holdings in hardware and equipment, software and services and semiconductors dampened the Fund’s relative performance.*
The Fund’s fixed-income portfolio added to its both absolute performance and its return relative to the benchmark. The managers maintained a defensive position regarding interest rates, by under-weighting longer-dated issues and over-weighting intermediate-dated issues. They also held defensive credit sector allocations, focusing on selected high-quality issues. However, the Fund’s convertible securities detracted from relative performance, chiefly because of weak performance from specific holdings.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Lehman Brothers U.S. Aggregate Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Van Kampen Equity and Income Fund Review
Fund Objective
The Fund’s primary investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks, preferred stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in th Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

			Since
	1	3	Inception
	Year	Year	(5/3/04)

AZLSM Van Kampen Equity and Income Fund	3.07%	7.38%	8.56%

S&P 500 Index	5.49%	8.61%	10.02%†

Lehman Brothers U.S. Aggregate Index	6.97%	4.56%	4.93%†

Expense Ratio

Gross	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a as voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on the next $200 million; and is limiting operating expenses to 1.20% through April 30, 2008. If this voluntary fee reduction were reflected the Net Annual Fund Operating Expenses would be 1.06%. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Index (“S&P 500”) which is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Lehman Brothers U.S. Aggregate Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

†   The since inception performance data and hypothetical $10,000 investment for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Equity and Income Fund	$1,000.00	$973.80	$5.27	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Equity and Income Fund	$1,000.00	$1,019.86	$5.40	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Equity and Income Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2007:

Percent of
Investments	net assets*
Common Stocks	60.8%
Convertible Bonds	9.2
Corporate Bonds	3.9
Investment Company	0.6
Preferred Stocks	2.9
U.S. Government Agency Mortgages	10.0
U.S. Treasury Obligations	11.0
Asset Backed Securities	1.7
Collaterized Mortgage Obligations	1.1
Short-Term Investments	18.6

119.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (60.8%):
Aerospace & Defense (1.0%):

38,150	Raytheon Co.	$2,315,705

Automobiles (0.3%):

23,310	Honda Motor Co., Ltd., ADR^	772,493

Beverages (1.2%):

49,220	Coca-Cola Co.	3,020,632

Capital Markets (2.0%):

18,530	Bear Stearns Cos., Inc.^	1,635,272
66,486	Charles Schwab Corp.	1,698,717
8,772	Lehman Brothers Holdings, Inc.	574,040
19,214	Merrill Lynch & Co.	1,031,408

		4,939,437

Chemicals (2.6%):

60,510	Bayer AG, ADR^	5,517,798
19,020	E.I. du Pont de Nemours & Co.	838,592

		6,356,390

Commercial Banks (0.6%):

21,664	PNC Financial Services Group, Inc.	1,422,242

Communications Equipment (1.0%):

225,210	Alcatel-Lucent, ADR	1,648,537
32,850	Cisco Systems, Inc.*	889,250

		2,537,787

Computers & Peripherals (0.8%):

18,720	EMC Corp.*	346,882
33,336	Hewlett Packard Co.	1,682,801

		2,029,683

Diversified Financial Services (3.3%):

31,708	Bank of America Corp.	1,308,272
65,364	Citigroup, Inc.	1,924,316
103,442	J.P. Morgan Chase & Co.	4,515,244
14,000	Washington Mutual, Inc.	395,500

		8,143,332

Diversified Telecommunication Services (2.8%):

16,316	Embarq Corp.	808,132
45,340	France Telecom SA, ADR^	1,615,464
101,606	Verizon Communications, Inc.	4,439,166

		6,862,762

Electric Utilities (3.7%):

68,180	American Electric Power Co., Inc.	3,174,461
31,213	Entergy Corp.	3,730,577
27,920	FirstEnergy Corp.	2,019,733

		8,924,771

Energy Equipment & Services (1.0%):

24,700	Schlumberger, Ltd.	2,429,739

Food & Staples Retailing (2.1%):

118,450	Rite Aid Corp.*^	330,475
101,360	Wal-Mart Stores, Inc.	4,817,641

		5,148,116

Food Products (3.3%):

46,040	Cadbury Schweppes plc, ADR^	2,272,995
33,690	ConAgra, Inc.	801,485
58,441	Kraft Foods, Inc.	1,906,930
87,040	Unilever NV, New York Shares^	3,173,478

		8,154,888

Health Care Equipment & Supplies (0.8%):

75,460	Boston Scientific Corp.*	877,600
25,000	Covidien, Ltd.	1,107,250

		1,984,850

Health Care Providers & Services (0.2%):

10,380	CIGNA Corp.	557,717

Hotels, Restaurants & Leisure (0.7%):

14,320	McDonald’s Corp.	843,591
35,860	Starbucks Corp.*	734,054

		1,577,645

Household Durables (0.2%):

7,600	Sony Corp., SP ADR	412,680

Household Products (1.1%):

12,010	Kimberly-Clark Corp.	832,773
26,500	Procter & Gamble Co.	1,945,630

		2,778,403

Industrial Conglomerates (3.0%):

93,050	General Electric Co.	3,449,364
24,150	Siemens AG, ADR^	3,800,244

		7,249,608

Insurance (4.6%):

40,480	AEGON N.V	709,614
46,200	Chubb Corp. (The)	2,521,596
13,699	Conseco, Inc.*^	172,060
18,160	Hartford Financial Services Group, Inc.	1,583,370
132,034	Marsh & McLennan Cos., Inc.	3,494,940
50,960	Travelers Cos., Inc. (The)	2,741,648

		11,223,228

Internet Software & Services (0.8%):

79,161	Yahoo!, Inc.*	1,841,285

Life Sciences Tools & Services (0.3%):

22,120	Applera Corp.-Applied Biosystems Group	750,310

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Media (3.4%):

53,752	Comcast Corp., Class A*	$981,511
222,092	Time Warner, Inc.	3,666,739
82,128	Viacom Inc., Class B*	3,607,062

		8,255,312

Metals & Mining (1.0%):

48,140	Newmont Mining Corp.	2,350,676

Oil, Gas & Consumable Fuels (5.3%):

30,560	ConocoPhillips	2,698,448
7,610	Devon Energy Corp.	676,605
21,610	Exxon Mobil Corp.	2,024,641
8,200	Marathon Oil Corp.	499,052
33,910	Occidental Petroleums Corp.	2,610,731
38,460	Royal Dutch Shell plc, ADR^	3,238,332
29,390	Williams Cos., Inc. (The)	1,051,574

		12,799,383

Personal Products (0.4%):

20,920	Estee Lauder Co., Inc. (The), Class A^	912,321

Pharmaceuticals (8.7%):

74,020	Abbott Laboratories	4,156,223
115,800	Bristol-Myers Squibb Co.	3,071,016
50,620	Eli Lilly & Co.	2,702,602
29,330	Novartis AG, ADR	1,592,912
27,650	Pfizer, Inc.	628,485
22,130	Roche Holding AG, ADR	1,911,685
167,106	Schering Plough Corp.	4,451,704
60,550	Wyeth	2,675,704

		21,190,331

Semiconductors & Semiconductor Equipment (1.1%):

80,621	Intel Corp.	2,149,356
84,882	Micron Technology, Inc.*	615,394

		2,764,750

Software (0.5%):

18,960	Oracle Corp.*	428,117
54,179	Symantec Corp.*	874,449

		1,302,566

Specialty Retail (1.1%):

27,500	Home Depot, Inc.	740,850
50,765	Office Depot, Inc.*	706,141
31,240	Tyco International, Ltd.	1,238,666

		2,685,657

Thrifts & Mortgage Finance (0.7%):

52,799	Freddie Mac	1,798,862

Tobacco (0.9%):

30,350	Altria Group, Inc.	2,293,853

Wireless Telecommunication Services (0.3%):

49,251	Sprint Corp.	646,666

Total Common Stocks (Cost $130,452,875)		148,434,080
Convertible Bonds (9.2%):
Automobiles (0.2%):

$533,000	Ford Motor Co., 4.25%, 12/15/36^	529,669

Commercial Banks (0.5%):

1,127,000	U.S. Bancorp, 3.12%, 2/6/37^(a)	1,119,787

Commercial Services & Supplies (1.4%):

450,000	Amdocs, Ltd., 0.50%, 3/15/24^	457,313
650,000	Electronic Data Systems, Inc., 3.88%, 7/15/23	645,937
285,000	EMC Corp, 1.75%, 12/1/11^	385,106
800,000	EMC Corp., 1.75%, 12/1/11	1,081,000
507,000	Sandisk Corp., 1.00%, 5/15/13^	407,501
512,000	Xilinx, Inc., 3.13%, 3/15/37	440,320

		3,417,177

Containers & Packaging (0.2%):

500,000	Sealed Air Corp., 3.00%, 6/30/33	478,750

Diversified Consumer Services (0.3%):

584,000	Teva Pharmaceuticals Industries, Ltd., 1.75%, 2/1/26^	648,240

Diversified Financial Services (0.5%):

1,300,000	Goldman Sachs Group, Inc., 2.00%, 5/9/14	1,300,130

Diversified Telecommunication Services (0.9%):

800,000	L-3 Communication Corp, 3.00%, 8/1/35^	967,000
525,000	Level 3 Communications, Inc., 6.00%, 3/15/10^	467,250
400,000	Level 3 Communications, Inc., 2.88%, 7/15/10	349,000
457,000	Lucent Technologies Corp., 2.75%, 6/15/25^	377,596

		2,160,846

Electric Utilities (0.0%):

38,000	PG&E Corp., 9.50%, 6/30/10	116,280

Electronic Equipment & Instruments (0.5%):

520,000	JDS Uniphase, 0.00%, 11/15/10 (b)	494,000
400,000	JDS Uniphase, 1.00%, 5/15/26	320,000
460,000	Linear Technology Corp., 3.00%, 5/1/27	437,575

		1,251,575

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares/
Principal		Fair
Amount		Value
Convertible Bonds, continued

Health Care Equipment & Supplies (1.6%):

$300,000	Advanced Medical Optics, Inc, 2.50%, 7/15/24	272,250
650,000	Beckman Coulter, 2.50%, 12/15/36^	754,812
500,000	Edwards Lifesciences Corp., 3.88%, 5/15/33	504,375
750,000	Invitrogen Corp., 1.50%, 2/15/24^	791,250
171,000	Invitrogen Corp., 3.25%, 6/15/25	198,788
513,000	Lifepoint Hospitals, Inc., 3.50%, 5/15/14^	455,929
213,000	Medtronic, Inc., 1.50%, 4/15/11	227,377
610,000	Medtronic, Inc., 1.25%, 9/15/21	608,475

		3,813,256

Health Care Providers & Services (0.3%):

600,000	Health Management Association, 4.38%, 8/1/23	588,000
157,000	ST. JUDE Medical, 1.22%, 12/15/08	157,393

		745,393

Hotels, Restaurants & Leisure (0.5%):

500,000	Eastman Kodak Co., 3.38%, 10/15/33	508,750
480,000	International Game Technology Co., 2.60%, 12/15/36^	487,200
239,000	Live Nation, Inc., 2.88%, 7/15/27	203,449

		1,199,399

Insurance (0.1%):

300,000	Amerigroup Corp., 2.00%, 5/15/12	327,375

IT Services (0.2%):

650,000	3M Co., 2.40%, 11/21/32	567,125

Machinery (0.1%):

200,000	Allied Waste Technologies, 4.25%, 4/15/34^	186,000

Media (0.2%):

468,000	Interpublic Group, COS, 4.50%, 3/15/23	475,020

Metals & Mining (0.1%):

180,000	Newmont Mining Corp., 1.25%, 7/15/14	225,450

Multiline Retail (0.2%):

400,000	Best Buy, 2.25%, 1/15/22^	481,000

Pharmaceuticals (1.2%):

1,249,000	Amgen, Inc., 0.38%, 2/1/13	1,097,559
451,000	Amgen, Inc., 0.38%, 2/1/13	396,316
205,000	Charles River Laboratories, 2.25%, 6/15/13	301,094
673,000	Omnicare, Inc., 3.25%, 12/15/35	490,449
700,000	Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	663,250

		2,948,668

Wireless Telecommunication Services (0.2%):

469,000	Nortel Networks Corp., 4.25%, 9/1/08	460,206

Total Convertible Bonds (Cost $22,256,841)		22,451,346

Corporate Bonds (3.9%):
Air Freight & Logistics (0.0%):

40,000	Fedex Corp., 5.50%, 8/15/09	40,442

Automobiles (0.0%):

60,000	DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	75,672

Capital Markets (0.1%):

45,000	Brookfield Asset Management Co., 5.80%, 4/25/17	45,304
10,000	Brookfield Asset Management, Inc., 8.13%, 12/15/08	10,303
115,000	Brookfield Asset Management, Inc., 7.13%, 6/15/12	123,454

		179,061

Chemicals (0.0%):

60,000	ICI Wilmington, Inc., 4.38%, 12/1/08	59,917

Commercial Banks (0.4%):

320,000	Bank of America Corp., 5.75%, 12/1/17	320,734
60,000	Chase Manhattan Corp., 7.00%, 11/15/09	62,534
95,000	Citigroup, Inc., 5.88%, 5/29/37	88,660
80,000	J.P. Morgan Chase & Co., 6.00%, 2/15/09	80,700
75,000	Marshall & Ilsley Bank, 3.80%, 2/8/08	74,902
90,000	Washington Mutual, Inc., 8.25%, 4/1/10	85,946

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares/
Principal		Fair
Amount		Value
Corporate Bonds, continued
Commercial Banks, continued

$180,000	Wells Fargo & Co., 5.63%, 12/11/17	180,110

		893,586

Diversified Consumer Services (1.2%):

215,000	AIG Sunamer Global Finance V, 6.30%, 5/10/11	223,354
100,000	American General Finance, 4.63%, 5/15/09^	99,731
50,000	American General Finance Corp., 4.63%, 9/1/10	49,598
85,000	Bear Stearns Co., Inc., 6.40%, 10/2/17	82,124
40,000	Capmark Financial Corp., 6.30%, 5/10/17	29,819
100,000	Capmark Financial Group, 5.88%, 5/10/12	79,156
60,000	CIT Group, Inc., 5.00%, 11/24/08^	59,386
75,000	Countrywide Home Loans, Inc., 3.25%, 5/21/08^	67,775
200,000	Farmers Exchange Capital, 7.05%, 7/15/28^	197,728
110,000	FBG Finance, Ltd., 5.13%, 6/15/15	106,954
10,000	Fedex Corp., 7.25%, 2/15/11	10,646
95,000	General Electric Capital Corp., 5.88%, 2/15/12	98,981
80,000	General Electric Capital Corp., 4.75%, 9/15/14^	79,085
125,000	General Electric Captial Corp., 5.63%, 9/15/17^	128,247
50,000	Household Finance Corp., 4.13%, 11/16/09	49,427
60,000	Household Finance Corp., 8.00%, 7/15/10	63,952
165,000	Household Finance Corp., 6.38%, 10/15/11^	170,003
65,000	HSBC Finance Corp., 6.75%, 5/15/11	67,429
135,000	Nationwide Building Society, 4.25%, 2/1/10^	134,878
50,000	Platinum Underwriters Finance, Inc., 7.50%, 6/1/17	51,593
75,000	Popular North America, Inc., 5.65%, 4/15/09	75,734
35,000	Prudential Financial Inc., 6.63%, 12/1/37	35,294
110,000	Sprint Capital Corp., 8.75%, 3/15/32	123,992
140,000	Telecom Italia Capital, 4.00%, 1/15/10	137,121
25,000	Telecom Italia Capital, 4.88%, 10/1/10	24,870
125,000	Telefonica Europe BV, 8.25%, 9/15/30	154,346
40,000	Textron Financial Corp., 4.13%, 3/3/08	39,961
95,000	Textron Financial Corp., 5.13%, 2/3/11^	97,565
355,000	Wachovia Capital Trust III, 5.80%, 3/15/42	317,210
100,000	Washington Mutual Preferred Funding II, 6.67%, 12/31/49 (a)^	59,000
115,000	Xlliac Global Funding, 4.80%, 8/10/10	115,686

		3,030,645

Diversified Financial Services (0.4%):

500,000	Goldman Sachs Group, Inc., 0.25%, 8/30/08	668,770
185,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	181,259
195,000	Lehman Brothers Holdings, 6.88%, 7/17/37	190,648

		1,040,677

Diversified Telecommunication Services (0.2%):

65,000	AT&T Corp. Pp, 8.00%, 11/15/31	79,825
180,000	AT&T, Inc., 6.30%, 1/15/38	182,879
135,000	France Telecom SA, 8.5%, 3/1/31	175,048
55,000	SBC Communications, Inc., 6.15%, 9/15/34^	54,908

		492,660

Electric Utilities (0.3%):

15,000	Appalachian Power Co., 5.65%, 8/15/12	15,243
105,000	Arizona Public Service Co., 5.80%, 6/30/14	104,808
80,000	Carolina Power & Light Co., 5.13%, 9/15/13	80,154
65,000	Consumers Energy Co., 4.80%, 2/17/09	64,846
10,000	Consumers Energy Corp., 4.00%, 5/15/10	9,773
70,000	Detroit Edison Co., 6.13%, 10/1/10^	72,572
80,000	Entergy Gulf States, Inc., 3.60%, 6/1/08	79,393
55,000	Ohio Edison, 6.40%, 7/15/16	56,326

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares/
Principal		Fair
Amount		Value
Corporate Bonds, continued
Electric Utilities, continued

$115,000	Ohio Power Co., 6.00%, 6/1/16	116,247

		599,362

Electronic Equipment & Instruments (0.1%):

190,000	General Electric Co., 5.25%, 12/6/17	189,595
50,000	LG Electronics, Inc., 5.00%, 6/17/10	50,050

		239,645

Food & Staples Retailing (0.1%):

30,000	ConAgra Foods, Inc., 7.00%, 10/1/28^	31,833
60,000	ConAgra Foods, Inc., 8.25%, 9/15/30	71,077
95,000	YUM! Brands, Inc., 8.88%, 4/15/11	104,787

		207,697

Gas Utilities (0.0%):

35,000	Consolidated Natural Gas, 6.25%, 11/1/11	36,381
55,000	Texas East Transmission, 7.00%, 7/15/32	61,557

		97,938

Health Care Equipment & Supplies (0.1%):

185,000	Wright Medical Group, Inc., 2.63%, 12/1/14	198,875

Insurance (0.3%):

50,000	AXA Financial, Inc., 6.50%, 4/1/08	50,226
100,000	Catlin Insurance Co., Ltd., 7.25%, 1/19/17	91,430
494,000	Conseco, Inc., 3.50%, 9/30/35	431,633
55,000	UnitedHealth Group, Inc., 4.13%, 8/15/09	54,674
35,000	WellPoint, Inc., 4.25%, 12/15/09	34,594

		662,557

Machinery (0.0%):

70,000	Cooper Industries, Inc., 5.25%, 11/15/12	72,112

Media (0.1%):

110,000	Comcast Cable Communications, Inc., 6.75%, 1/30/11	115,003
125,000	Viacom, Inc., 6.88%, 4/30/36	125,341

		240,344

Multiline Retail (0.1%):

20,000	CVS Caremark Corp., 5.75%, 6/1/17	20,129
25,000	CVS Corp., 5.75%, 8/15/11	25,608
102,672	CVS Lease Pass Through, 6.04%, 12/10/28	98,582
80,000	Fred Meyer, Inc., 7.45%, 3/1/08	80,280

		224,599

Oil, Gas & Consumable Fuels (0.1%):

25,000	Centerpoint Energy Resource, 7.88%, 4/1/13	27,450
30,000	Centerpoint Energy, Inc., 6.25%, 2/1/37	28,790
125,000	Plains All American Pipeline, 6.70%, 5/15/36 ^	125,620
80,000	Valero Energy Corp., 3.50%, 4/1/09	78,636

		260,496

Pharmaceuticals (0.3%):

236,000	Affymetrix, 3.50%, 1/15/38	252,815
600,000	ImClone Systems, Inc., 1.38%, 5/15/24	564,750

		817,565

Road & Rail (0.1%):

65,000	Burlington North Santa Fe, Inc., 6.13%, 3/15/09	65,857
45,000	Union Pacific Corp., 6.63%, 2/1/08	45,054

		110,911

Total Corporate Bonds (Cost $9,475,226)		9,544,761

Preferred Stocks (2.9%):
Automobiles (0.2%):

15,700	Ford Capital Trust II	512,212

Commercial Services & Supplies (0.1%):

3,800	Avery Dennison	197,600

Communications Equipment (0.3%):

900	Lucent Technologies Capital Trust I	785,362

Diversified Financial Services (0.7%):

8	Fannie Mae	676,392
26,800	Sovereign Capital Trust IV	881,050
200	Washington Mutual, Inc.^	177,000

		1,734,442

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares/
Principal		Fair
Amount		Value
Preferred Stocks, continued

Health Care Providers & Services (0.2%):

350	Healthsouth Corp.^	318,762
310	Healthsouth Corp.	282,333

		601,095

Household Durables (0.1%):

5,900	Newell Financial Trust I^	269,188

Media (0.2%):

200	Interpublic Group of Cos., Inc.	164,375
5,100	Tribune Co.	255,000

		419,375

Multi-Utilities (0.3%):

20,000	Centerpointe Energy, Inc.	641,600

Pharmaceuticals (0.8%):

12,000	El Paso Energy Capital Trust I^	432,000
8,000	Omnicare Capital Trust II	280,000
4,628	Schering Plough	1,123,725

		1,835,725

Total Preferred Stocks (Cost $8,117,932)		6,996,599

U.S. Government Agency Mortgages (10.0%):
Federal Home Loan Bank (5.6%)

$13,263,000	3.25%, 1/2/08	13,261,803
500,000	4.36%, 1/11/08 (c)	499,396

		13,761,199

Federal Home Loan Mortgage Corporation (1.6%)

2,189	11.00%, 9/1/15, Pool #170141	2,426
4,375	10.00%, 9/1/17, Pool #555283	4,665
5,916	10.50%, 11/1/17, Pool #360016	6,817
1,100,000	6.75%, 3/15/31	1,378,349
150,000	6.25%, 7/15/32	178,722
2,233,035	6.00%, 11/1/37	2,266,314

		3,837,293
Federal National Conventional Loan (0.2%)

5,731	7.50%, 2/1/31, Pool #253643	6,118
52,025	7.00%, 7/1/31, Pool #581846	54,828
161,042	7.00%, 4/1/32, Pool #581846	169,544
49,663	7.00%, 10/1/32, Pool #846419	52,339
26,376	7.00%, 10/1/34, Pool #849807	27,672
192,848	7.00%, 11/1/34, Pool #735483	202,322

		512,823

Federal National Mortgage Association (2.6%)

2,225	10.50%, 12/1/16, Pool #124783	2,390
778	7.50%, 7/1/30, Pool #541844	831
5,952	7.50%, 9/1/30, Pool #190308	6,354
1,345,000	6.63%, 11/15/30	1,659,760
5,361	7.50%, 12/1/30, Pool #541493	5,722
900	8.00%, 7/1/31, Pool #253905	961
4,678	8.00%, 5/1/32, Pool #645398	4,995
64,134	6.50%, 7/1/32, Pool #254378	66,302
114,761	5.50%, 10/1/35	114,612
111,787	5.50%, 8/1/36	111,642
772,442	5.50%, 10/1/36	771,440
2,400,000	5.00%, 1/15/37 TBA	2,341,500
297,462	5.50%, 5/1/37	297,076
112,438	5.50%, 5/1/37	112,292
765,964	5.50%, 7/1/37	764,970
112,457	5.50%, 10/1/37	112,311

		6,373,158

Government National Mortgage Association (0.0%)

5,835	10.00%, 10/15/21, Pool #780488	6,745
6,614	10.50%, 4/15/25, Pool #780127	7,661

		14,406

Total U.S. Government Agency Mortgages (Cost $24,180,600)		24,498,879

U.S. Treasury Obligations (11.0%):
U.S. Treasury Notes (0.5%)

1,250,000	3.25%, 1/15/09^	1,252,149
900,000	3.88%, 5/15/09^	909,422
1,200,000	4.88%, 5/15/09^	1,228,313
1,650,000	6.00%, 8/15/09^	1,725,410
1,500,000	3.50%, 11/15/09^	1,513,242
2,350,000	5.75%, 8/15/10^	2,507,523
175,000	4.63%, 8/31/11^	183,203
1,750,000	4.63%, 2/29/12^	1,836,406
800,000	3.88%, 2/15/13^	816,000
3,285,000	4.25%, 8/15/13^	3,404,850
5,150,000	4.25%, 11/15/13^	5,339,505
1,980,000	4.00%, 2/15/14^	2,022,849

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares/
Principal		Fair
Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued

$1,500,000	4.25%, 11/15/14^	1,547,461
1,425,000	4.00%, 2/15/15^	1,445,151
1,175,000	4.25%, 8/15/15^	1,206,027

Total U.S. Treasury Obligations (Cost $25,983,613)		26,937,511

Asset Backed Securities (1.7%):
78,543	America West Airlines, 7.10%, 4/2/21	79,132
52,195	BAE Systems 2001 Asset Trust, 6.66%, 9/15/13	53,761
28,501	Capital Auto Receivables Asset Trust, 4.05%, 7/15/09	28,475
261,834	Capital Auto Receivables Asset Trust, 5.03%, 10/15/09	261,985
300,000	Capital Auto Receivables Asset Trust, 5.31%, 10/20/09	300,445
300,000	Capital Auto Receivables Asset Trust, 4.98%, 5/15/11	301,070
150,000	Capital One Auto Finance Trust, 5.07%, 7/15/11	150,401
150,000	Capital One Multi-Asset Execution Trust, 5.75%, 7/15/20	153,197
216,723	Caterpillar Financial Asset Trust, 5.57%, 5/25/10	218,094
200,000	Chase Issuance Trust, 5.12%, 10/15/14	204,837
200,000	CIT Equipment Collateral, 5.07%, 2/20/10	200,009
450,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19	452,295
10,042	CNH Equipment Trust, 4.02%, 4/15/09	10,038
78,521	CNH Equipment Trust, 4.27%, 1/15/10	78,227
123,110	CNH Equipment Trust, 5.20%, 6/15/10	123,508
21,954	Daimler Chrysler Auto Trust, 4.04%, 9/8/09	21,933
200,000	Discover Card Master Trust, 5.65%, 3/16/20	199,747
87,477	Ford Credit Auto Owner Trust, 5.05%, 3/15/10	87,620
225,000	Ford Credit Auto Owner Trust, 5.26%, 10/15/10	226,009
103,589	GE Equipment Small Ticket LLC, 4.88%, 10/22/09	103,751
73,167	Harley-Davidson Motorcycle Trust, 4.07%, 2/15/12	72,808
103,122	Harley-Davidson Motorcycle Trust, 3.76%, 12/17/12	102,171
100,000	Harley-Davidson Motorcyle Trust, 4.41%, 6/15/12	99,734
100,000	Hertz Vehicle Financing LLC, 4.93%, 2/25/10	100,223
3,769	Honda Auto Receivables Owner Trust, 3.93%, 1/15/09	3,768
25,414	Honda Auto Receivables Owner Trust, 3.87%, 4/20/09	25,347
97,291	Honda Auto Recievables Owner Trust, 4.85%, 10/19/09	97,299
29,879	Hyundai Auto Receivables Trust, 3.98%, 11/16/09	29,756
28,914	Merrill Auto Trust Securitization, 4.16%, 8/25/09	28,874
43,271	National City Auto Receivables Trust, 2.88%, 5/15/11	42,914
43,051	Nissan Auto Receivables Owner Trust, 3.99%, 7/15/09	42,939
8,773	USAA Auto Owner Trust, 3.90%, 7/15/09	8,766
41,310	USAA Auto Owner Trust, 3.58%, 2/15/11	41,272
13,155	Wachovia Auto Owner Trust, 4.06%, 9/21/09	13,123
89,837	Wachovia Auto Owner Trust, 4.79%, 4/20/10	89,801
125,000	Wachovia Bank Commercial Mortgage Trust, 5.42%, 12/15/43	124,618

Total Asset Backed Securities (Cost $4,158,735)		4,177,947

Collateralized Mortgage Obligations (1.1%):
175,000	Banc Of America Commercial Mortgage, Inc., 5.69%, 4/10/49	179,582
31,377	Bank Of America, 3.99%, 8/18/09	31,330
225,000	Bank Of America Commercial, 5.84%, 6/10/49 (a)	230,028
250,000	Bank Of America Commercial Mortgage, Inc., 5.75%, 7/10/17 (a)	257,781

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

Shares/
Principal		Fair
Amount		Value
Collateralized Mortgage Obligations, continued

$150,000	Bear Stearns Commercial Mortgage Securities, Inc., 5.90%, 5/11/17 (a)	154,348
175,000	Citigroup Commercial Mortgage Trust, 5.89%, 12/10/49 (a)	178,893
175,000	Commercial Mortgage Pass-Through Certificates, 6.01%, 12/10/49	181,355
75,000	Greenwich Capital Commercial Funding Corp., 5.44%, 3/10/39	75,443
250,000	GS Mortgage Securities Corp. II, 5.99%, 8/10/45 (a)	258,568
125,000	JP Morgan Chase Commercial Mortgage, 5.94%, 2/12/49 (a)	128,565
275,000	JP Morgan Chase Commercial Mortgage Security Corp., 6.01%, 6/15/49 (a)	284,551
175,000	LB Commercial Conduit Mortgage Trust, 5.93%, 7/15/44 (a)	183,007
150,000	LB-UBS Commercial Mortgage Trust, 5.43%, 2/15/40	150,661
175,000	Wachovia Bank Commercial Mortgage Trust, 5.93%, 6/15/49 (a)	179,671
155,029	World Financial Properties, 6.95%, 9/1/13	162,079

Total Collateralized Mortgage Obligations (Cost $2,543,413)		2,635,862

Investment Company (0.6%):
108,750	iShares MSCI Japan Index Fund^	1,438,762

Total Investment Company (Cost $1,584,159)		1,438,762

Collateral For Securities On Loan (18.6%):
45,464,683	Northern Trust Liquid Institutional Asset Portfolio	45,464,683

Total Collateral For Securities On Loan (Cost $45,464,683)		45,464,683

Deposit Account (0.0%):
6,283	NTRS London Deposit Account	6,283

Total Deposit Account (Cost $6,283)		6,283

Total Investment Securities (Cost $274,224,360)(d) — 119.8%		292,586,713
Net other assets (liabilities) — (19.8)%		(48,394,212)

Net Assets — 100.0%		$244,192,501

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

LLC—Limited Liability Co.

PLC—Public Liability Co.

TBA—To be announced. Represents 1.0% of the Fund’s net assets.

(a)	Variable or Floating Rate Security. The reflected rate is in effect as of December 31, 2007. The maturity date reflected is the final maturity date.

(b)	Zero-Coupon Security

(c)	The rate presented represents the effective yield at December 31, 2007.

(d)	Cost for federal income tax purposes is $275,034,069. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$29,954,726
Unrealized depreciation	(12,402,082)

Net unrealized appreciation	$17,552,644

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	86.4%
Germany	3.8%
Netherlands	2.6%
United Kingdom	2.3%
France	1.4%
Switzerland	1.4%
Bermuda	1.0%
Japan	0.5%
Israel	0.3%
Canada	0.2%
Luxembourg	0.1%

Total	100.0%

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Van
Kampen
Equity and
Income Fund

Assets:
Investment securities, at cost	$274,224,360

Investment securities, at value*	$292,586,713
Interest and dividends receivable	847,769
Receivable for capital shares issued	118,900
Prepaid expenses	3,930

Total Assets	293,557,312

Liabilities:
Payable for investments purchased	3,655,251
Payable for capital shares redeemed	333
Payable for return of collateral received	45,464,683
Manager fees payable	142,003
Administration fees payable	9,030
Distribution fees payable	52,166
Administrative and compliance services fees payable	4,527
Other accrued liabilities	36,818

Total Liabilities	49,364,811

Net Assets	$244,192,501

Net Assets Consist of:
Capital	$215,427,963
Accumulated net investment income/(loss)	5,052,198
Accumulated net realized gains/(losses) from investment transactions	5,349,987
Net unrealized appreciation/(depreciation) on investments	18,362,353

Net Assets	$244,192,501

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,422,365
Net Asset Value (offering and redemption price per share)	$12.57

*	Includes securities on loan of $46,472,218.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Van
Kampen
Equity and
Income Fund

Investment Income:
Interest	$3,600,623
Dividends	3,978,913
Income from securities lending	83,127

Total Investment Income	7,662,663

Expenses:
Manager fees	1,849,241
Administration fees	109,025
Distribution fees	616,414
Custodian fees	30,964
Administrative and compliance service fees	9,212
Trustees’ fees	14,230
Professional fees	33,160
Shareholder reports	32,235
Other expenses	43,334

Total expenses before reductions	2,737,815
Less expenses waived/reimbursed by the Manager	(127,350)

Net expenses	2,610,465

Net Investment Income/ (Loss)	5,052,198

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	5,952,488
Change in unrealized appreciation/(depreciation) on investments	(4,583,096)

Net Realized/Unrealized Gains/(Losses) on Investments	1,369,392

Change in Net Assets Resulting From Operations	$6,421,590

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen Equity and
	Income Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets
Operations:
Net investment income/(loss)	$5,052,198	$3,791,438
Net realized gains/(losses) on investment transactions	5,952,488	5,302,504
Change in unrealized appreciation/(depreciation) on investments	(4,583,096)	13,613,139

Change in net assets resulting from operations	6,421,590	22,707,081

Dividends to Shareholders:
From net investment income	(3,789,769)	(1,926,559)
From net realized gains on investments	(5,595,556)	(3,343,165)

Change in net assets resulting from dividends to shareholders	(9,385,325)	(5,269,724)

Capital Transactions:
Proceeds from shares issued	51,744,157	55,743,218
Proceeds from dividends reinvested	9,385,325	5,269,724
Value of shares redeemed	(38,944,009)	(16,150,543)

Change in net assets resulting from capital transactions	22,185,473	44,862,399

Change in net assets	19,221,738	62,299,756
Net Assets:
Beginning of period	224,970,763	162,671,007

End of period	$244,192,501	$224,970,763

Accumulated net investment income/(loss)	$5,052,198	$3,789,779

Share Transactions:
Shares issued	3,971,399	4,628,090
Dividends reinvested	744,276	440,612
Shares redeemed	(3,035,915)	(1,373,919)

Change in shares	1,679,760	3,694,783

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 3, 2004 to
	Year Ended December 31,			December 31,
	2007	2006	2005	2004 (a)

Net Asset Value, Beginning of Period	$12.68	$11.58	$10.86	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.26	0.19	0.14	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.13	1.24	0.59	0.86

Total from Investment Activities	0.39	1.43	0.73	0.91

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.12)	—	(0.05)
Net Realized Gains	(0.30)	(0.21)	(0.01)	—

Total Dividends	(0.50)	(0.33)	(0.01)	(0.05)

Net Asset Value, End of Period	$12.57	$12.68	$11.58	$10.86

Total Return(b) (c)	3.07%	12.52%	6.75%	9.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$244,193	$224,971	$162,671	$81,218
Net Investment Income/(Loss)(d)	2.05%	2.00%	1.55%	1.40%
Expenses Before Reductions(d) (e)	1.11%	1.11%	1.18%	1.22%
Expenses Net of Reductions(d)	1.06%	1.08%	1.18%	1.20%
Portfolio Turnover Rate(c)	69.49%	55.05%	46.94%	44.65%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Equity and Income Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Van Kampen Equity and Income Fund	$47,486,540	$46,472,218

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented short term instruments from Repurchase Agreements and U.S. Treasury Index Bonds at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Van Kampen Equity and Income Fund	0.75%	1.20%

*	Effective December 1, 2007, the Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70% on the first $100 million, 0.675% on the next $100 million, and 0.65% on assets above $200 million through April 30, 2009. For the period January 1, 2007 to November 30, 2007 the Manager voluntarily reduced the management fees to 0.70%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $8,862 was paid from the Fund relating to these fees and expenses.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $1,255 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$181,071,084	$162,347,865

For the year ended December 31, 2007, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$103,950,640	$99,220,268

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$4,566,980	$4,818,345	$9,385,325

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$2,601,876	$2,667,848	$5,269,724

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Van Kampen Equity and Income Fund	$6,466,563	$4,745,331	$11,211,894	$17,552,644	$28,764,538

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Equity and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 60.19% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $4,818,345.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

26

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

27

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

28

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz			Allianz	Directorships
	VIP and VIP	Term of	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	Office(2)/Length of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd. April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz			Allianz	Directorships
	VIP and VIP	Term of	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	Office(2)/Length of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

30

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416 37	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.
ANNRPT1207 2/08

AZLSM Van Kampen
Global Franchise Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Global Franchise Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Global Franchise Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Van Kampen Global Franchise Fund gained 9.82% compared to a 9.04% return for its benchmark, the MSCI World Index1.
The Fund’s absolute return benefited significantly from its investments in the consumer staples sector, as a number of its holdings in that sector achieved returns in excess of 30% during 2007. In fact, the top three contributors to the Fund’s return resided in this sector. By contrast, a number of the Fund’s consumer discretionary stocks struggled. This development in part reflected more difficult conditions for U.S. consumers. In cases such as newspaper publishers and radio broadcasters, however, the stocks’ difficulties reflected structural, industry-wide issues that eroded the companies’ franchises—so the managers eliminated those positions from the portfolio. The managers added to positions in certain stocks that detracted from the Fund’s returns, due to their conviction in the soundness of the companies’ franchises and attractiveness of their free cash flow yields.*
The Fund’s sector weightings are strictly a result of the Subadviser’s bottom-up, value-and quality-driven stock selection process. That process led the Fund to hold minimal exposure to the financial sector, which boosted returns against the benchmark. Likewise, the Fund continued its longstanding emphasis on consumer staples stocks, and relative returns benefited.*
A lack of exposure to energy and materials stocks detracted from the Fund’s relative performance. The Fund’s disciplined investment process led it to hold no energy stocks during 2007, and to hold only shares of only one materials firm. Stocks in the energy and materials sectors performed well, so very limited exposure to those sectors reduced the Fund’s relative gains.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index.

1

AZLSM Van Kampen Global Franchise Fund Review
Fund Objective
The Fund’s investment objective is long-term capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of December 31, 2007
			Since
	1	3	Inception
	Year	Year	(5/1/03)

AZLSM Van Kampen Global Franchise Fund	9.82%	14.13%	16.83%

MSCI World Index	9.04%	12.75%	17.44%†

Expense Ratio

Gross	1.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% on the first $100 million of assets, 0.90% on the next $100 million, and 0.85% on assets above $200 million; and is limiting operating expenses to 1.39% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI World Index is calculated from 4/30/03 which is the closest available date for the Index performance.
2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund

Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Global Franchise Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Global Franchise Fund	$1,000.00	$1,008.20	$6.63	1.31%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Global Franchise Fund	$1,000.00	$1,018.60	$6.67	1.31%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund

Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Global Franchise Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Automobiles	2.0%
Beverages	9.4
Chemicals	2.0
Commercial Services & Supplies	2.5
Diversified Consumer Services	4.1
Diversified Financial Services	1.4
Food Products	13.8
Household Durables	2.7
Household Products	9.3
Machinery	3.5
Media	11.3
Pharmaceuticals	10.3
Tobacco	24.9
Short-term investments	3.8

101.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.2%):
Automobiles (2.0%):

177,501	Harley-Davidson, Inc.	$8,291,072

Beverages (9.4%):

128,988	Brown-Forman Corp., Class B	9,559,301
1,246,404	C&C Group PLC	7,447,599
478,480	Diageo PLC	10,241,086
50,275	Pernod-Ricard SA	11,577,930

		38,825,916

Chemicals (2.0%):

216,608	Scotts Co., Class A	8,105,471

Commercial Services & Supplies (2.5%):

1,285,871	Experian Group, Ltd.	10,218,473

Diversified Consumer Services (4.1%):

290,530	Career Education Corp.*^	7,303,924
215,337	Weight Watchers International, Inc.^	9,728,926

		17,032,850

Diversified Financial Services (1.4%):

166,127	Moody’s Corp.^	5,930,734

Food Products (13.8%):

1,530,895	Cadbury Schweppes PLC	19,081,421
205,551	Kellogg Co.	10,777,039
25,237	SFR Nestle SA, Class B	11,566,492
413,649	Unilever PLC	15,511,102

		56,936,054

Household Durables (2.7%):

151,415	Fortune Brands, Inc.	10,956,389

Household Products (9.3%):

341,000	Kao Corp.	10,262,173
130,805	Kimberly-Clark Corp.	9,070,019
334,411	Reckitt Benckiser Group PLC	19,316,674

		38,648,866

Machinery (3.5%):

211,065	Kone Oyj, B Shares	14,666,142

Media (11.3%):

857,112	Reed Elsevier NV	17,001,915
541,068	Wolters Kluwer CVA NV	17,675,736
945,591	WPP Group PLC	12,104,944

		46,782,595

Pharmaceuticals (10.3%):

435,025	GlaxoSmithKline PLC	11,038,479
163,025	Novartis AG, Registered Shares	8,883,276
484,761	Pfizer, Inc.	11,018,618
125,539	Sanofi-Aventis, ADR	11,473,166

		42,413,539

Tobacco (24.9%):

262,745	Altria Group, Inc.	19,858,267
984,028	British American Tobacco PLC	38,744,271
475,492	Imperial Tobacco Group plc	25,885,320
769,748	Swedish Match AB	18,320,806

		102,808,664

Total Common Stocks (Cost $314,848,633)		401,616,765

Deposit Account (0.6%):
2,627,286	NTRS London Deposit Account	2,627,286

Total Deposit Account (Cost $2,627,286)		2,627,286

Collateral For Securities On Loan (3.2%):
13,216,097	Allianz Dresdner Daily Asset Fund#	13,216,097

Total Collateral For Securities On Loan (Cost $13,216,097)		13,216,097

Total Investment Securities (Cost $330,692,016)(a) — 101.0%		417,460,148
Net other assets (liabilities) — (1.0)%		(4,078,114)

Net Assets — 100.0%		$413,382,034

Percentages indicated are based on net assets as of December 31, 2007.

*	Non-income producing security

^	All or a portion of security is loaned as of December 31, 2007.

#	Investment in affiliate.

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Cost for federal income tax purposes is $331,345,781. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$104,667,011
Unrealized depreciation	(18,552,644)

Net unrealized appreciation	$86,114,367

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments, continued
December 31, 2007

As of December 31, 2007, the Fund’s open foreign currency contract exchange contracts were as follows:

				Unrealized
	Delivery	Contract		Appreciation/
Short	Date	Amount	Fair Value	Depreciation

Receive U.S. Dollars in exchange for (302,688) Swiss Franc	01/03/08	$268,056	$267,472	$584
Receive U.S. Dollars in exchange for (710,784) Euro	01/02/08	1,044,640	1,039,098	5,542
Receive U.S. Dollars in exchange for (39,120,000) British Pounds	01/24/08	79,237,951	77,807,711	1,430,240
Receive U.S. Dollars in exchange for (2,033,453) British Pounds	01/02/08	4,065,889	4,047,397	18,492
Receive U.S. Dollars in exchange for (13,534,456) Japanese Yen	01/08/08	120,941	121,281	(340)
Receive U.S. Dollars in exchange for (1,510,661) Swedish Krone	01/03/08	234,757	233,806	951

Total for Short Contracts				$1,455,469

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United Kingdom	37.6%
United States	28.0%
Netherlands	8.6%
France	5.7%
Switzerland	5.1%
Sweden	4.5%
Finland	3.6%
Japan	2.6%
Jersey	2.5%
Ireland	1.8%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Van
Kampen Global
Franchise Fund

Assets:
Investment securities, at cost	$330,692,016

Investment securities, at value*^	$417,460,148
Foreign currency, at value (cost $6,740)	6,886
Interest and dividends receivable	487,283
Receivable for capital shares issued	341,895
Receivable for investments sold	7,053,299
Receivable for forward foreign currency contracts	1,455,809
Reclaim receivable	294,936
Prepaid expenses	6,693

Total Assets	427,106,949

Liabilities:
Payable for forward foreign currency contracts	340
Payable for capital shares redeemed	1,407
Payable for return of collateral received	13,216,097
Manager fees payable	312,421
Administration fees payable	13,405
Distribution fees payable	88,141
Administrative and compliance services fees payable	7,698
Other accrued liabilities	85,406

Total Liabilities	13,724,915

Net Assets	$413,382,034

Net Assets Consist of:
Capital	$300,052,165
Accumulated net investment income/(loss)	4,868,739
Accumulated net realized gains/(losses) from investment transactions	20,216,719
Net unrealized appreciation/(depreciation) on investments	88,244,411

Net Assets	$413,382,034

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,120,116
Net Asset Value (offering and redemption price per share)	$19.57

*	Includes securities on loan of $12,720,560.

^	Includes investment in affiliate of $13,216,097.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Van
Kampen Global
Franchise Fund

Investment Income:
Interest	$241,039
Dividends	12,878,919
Income from securities lending	268,683
Foreign withholding tax	(319,343)

Total Investment Income	13,069,298

Expenses:
Manager fees	4,101,846
Administration fees	190,572
Distribution fees	1,079,431
Custodian fees	141,709
Administrative and compliance service fees	16,037
Trustees’ fees	24,735
Professional fees	54,939
Shareholder reports	57,818
Other expenses	34,604

Total expenses before reductions	5,701,691
Less expenses waived/reimbursed by the Manager	(22,517)

Net Expenses	5,679,174

Net Investment Income/(Loss)	7,390,124

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	16,129,599
Change in unrealized appreciation/(depreciation) on investments	13,979,575

Net Realized/ Unrealized Gains/ (Losses) on Investments	30,109,174

Change in Net Assets Resulting From Operations	$37,499,298

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Global Franchise Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$7,390,124	$4,078,691
Net realized gains/(losses) on investment transactions	16,129,599	5,490,022
Change in unrealized appreciation/(depreciation) on investments	13,979,575	49,994,070

Change in net assets resulting from operations	37,499,298	59,562,783

Dividends to Shareholders:
From net investment income	—	(4,793,630)
From net realized gains on investments	(7,406,284)	(6,011,005

Change in net assets resulting from dividends to shareholders	(7,406,284)	(10,804,635)

Capital Transactions:
Proceeds from shares issued	88,597,454	113,851,780
Proceeds from dividends reinvested	7,406,284	10,804,635
Value of shares redeemed	(104,324,229)	(37,388,062)

Change in net assets resulting from capital transactions	(8,320,491)	87,268,353

Change in net assets	21,772,523	136,026,501
Net Assets:
Beginning of period	391,609,511	255,583,010

End of period	$413,382,034	$391,609,511

Accumulated net investment income/(loss)	$4,868,739	$1,925,191

Share Transactions:
Shares issued	4,603,682	6,718,114
Dividends reinvested	390,833	632,221
Shares redeemed	(5,467,942)	(2,284,327)

Change in shares	(473,427)	5,066,008

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 1, 2003 to
	Year Ended December 31,				December 31,
	2007	2006	2005	2004	2003(a)

Net Asset Value, Beginning of Period	$18.14	$15.46	$13.88	$12.37	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.35	0.16	0.08	0.08	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	1.42	3.09	1.54	1.43	2.36

Total from Investment Activities	1.77	3.25	1.62	1.51	2.38

Dividends to Shareholders From:
Net Investment Income	—	(0.25)	—	—	(0.01)
Net Realized Gains	(0.34)	(0.32)	(0.04)	—	—(	b)

Total Dividends	(0.34)	(0.57)	(0.04)	—	(0.01)

Net Asset Value, End of Period	$19.57	$18.14	$15.46	$13.88	$12.37

Total Return(c) (d)	9.82%	21.25%	11.64%	12.21%	23.90%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$413,382	$391,610	$255,583	$122,818	$23,982
Net Investment Income/(Loss)(e)	1.71%	1.31%	1.19%	0.80%	0.57%
Expenses Before Reductions(e) (f)	1.32%	1.32%	1.42%	1.48%	1.70%
Expenses Net of Reductions(e)	1.32%	1.32%	1.42%	1.44%	1.35%
Expenses Net of Reductions(e) (g)	1.32%	1.32%	1.42%	N/A	N/A
Portfolio Turnover Rate(d)	31.26%	19.43%	16.33%	9.40%	3.31%

(a)	Period from commencement of operations.

(b)	Amount less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Global Franchise Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Van Kampen Global Franchise Fund	$13,216,097	$12,720,560

The Fund received cash collateral for securities loaned. The cash was invested in a Allianz Dresdner Daily Asset Fund at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2007

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Van Kampen Global Franchise Fund	0.95%	1.39%

*	Effective December 1, 2007, the Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% on the first $100 million, 0.90% on the next $100 million, and 0.85% on assets above $200 million through April 30, 2009.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the year ended December 31, 2007, the agent received $67,914 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2007

supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $15,261 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $1,715 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Global Franchise Fund	$131,809,942	$129,627,057

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Franchise Fund	$—	$7,406,284	$7,406,284

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Franchise Fund	$5,693,946	$5,110,689	$10,804,635

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Van Kampen Global Franchise Fund	$9,312,447	$17,882,245	$27,194,692	$86,135,177	$113,329,869

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Global Franchise Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2007, the Fund had net long-term capital gains of $7,406,284.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

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The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

21

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

23

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Van Kampen
Global Real Estate Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis
Pagel
Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Global Real Estate Fund
Allianz Life Advisers, LLC serves as the Manager for the AZL SM Van Kampen Global Real Estate Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance from 12-month period ended December 31, 2007?
From the 12-month period ended December 31, 2007 the AZLSM Van Kampen Global Real Estate Fund produced a -8.68% total return. That compared to a -6.96% total return for its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index.
The global portfolio is comprised of three regional portfolios. A global allocation process weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region, in terms of underlying real estate fundamentals and public market valuations. At the end of the period, the Fund held an overweight position in the Asian listed property sector and underweight stakes in both the European and U.S. listed property sectors.*
The Fund’s positioning within its European and U.S. portfolios drove the relative underperformance in relation to the index. Within the European portfolio, the Fund was overweight the U.K. and underweight the European Continent. The Fund’s managers believed that stocks on the continent might experience declines in asset values. By contrast, they believed there was significant upside potential in the U.K., where the stocks were trading at discounted valuations that appeared excessive, even after adjusting for the prospective declines in asset values. In addition, a number of the major property companies in the U.K. continued to repurchase shares to capitalize on the wide disparity between share prices and the private market value of their portfolios. The Fund’s stock selection and overweight position in the U.K. hampered returns during the period, however.*
The Fund under-weighted the U.S. market, due to the managers’ belief that the U.S. market faced prospects for declines in underlying asset values because of continued tightening of credit and prospects for a weaker economy. Within the U.S. portfolio, stock selection and an underweight position in the health care sector weighed on relative returns, as did an underweight in the industrial sector. Stock selection in the office sector also hampered returns. On a more positive note, stock selection in the apartment, mall, and shopping center sectors contributed to returns.*
The Fund generated outperformance from its overweight to Asia, as well as underweights to the U.S. and Europe. Stock selection in Australian Listed Property Trusts and an underweight allocation to the sector also added to the Fund’s returns. The Fund benefited from an overweight to Hong Kong as well, while stock selection in Hong Kong detracted from returns.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/ NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.

1

AZLSM Van Kampen Global Real Estate Fund Review
Fund Objective
The Fund’s investment objective is to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in equity securities of companies in the real estate industry located throughout the world.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility.
Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2007
		Since
	1	Inception
	Year	(5/1/06)
AZLSM Van Kampen Global Real Estate Fund	-8.68%	6.51%

FTSE EPRA/NAREIT Global Real Estate Index	-6.96%	9.74%+

Expense Ratio

Gross	1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2008. Additional information pertaining to the December 31, 2007 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association “EPRA”/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

+	The since inception performance data and hypothetical $10,000 investment for the FTSE EPRA/NAREIT Global Real Estate Index Index is calculated from 4/30/06 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Global Real Estate Fund	$1,000.00	$907.90	$6.49	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Global Real Estate Fund	$1,000.00	$1,018.40	$6.87	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Global Real Estate Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Diversified REITs	13.7%
Industrial REITs	3.4
Office REITs	9.0
Real Estate Management & Development	37.9
Residential REITs	7.6
Retail REITs	20.2
Specialized REITs	5.4
Short-Term Investments	26.1

123.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.2%):
Diversified REITs (13.7%):

152,290	British Land Co. plc	$2,838,382
585,959	DB RREEF Trust	1,024,783
2,751	Fonciere des Regions	346,280
2,513	Gecina SA	393,944
383,452	GPT Group^	1,353,348
657,500	Hongkong Land Holdings, Ltd.^	3,227,649
11,000	Hongkong Land Holdings, Ltd.^	53,999
32,522	Insight Foundation Property Trust	52,491
41,595	Liberty Property Trust^	1,198,352
146,608	Mirvac Group^	770,588
9	MORI TRUST Sogo Reit, Inc.	95,584
3,892	PS Business Parks, Inc.^	204,525
149,879	Segro plc	1,391,587
45,026	Shaftesbury plc	446,662
308,547	Stockland Trust Group^	2,270,527
16,642	Unibail	3,622,158
700	Ventas, Inc.^	31,675
22,900	Vornado Realty Trust	2,014,055
1,974	Wereldhave NV	214,735

		21,551,324

Industrial REITs (3.4%):

19,345	AMB Property Corp.	1,113,498
122,918	Brixton plc	714,838
16,520	DCT Industrial Trust, Inc.^	153,801
2,655	EastGroup Properties, Inc.^	111,112
91,800	ING Industrial Fund^	203,951
290,133	Macquarie Goodman Group^	1,248,241
17,050	Prologis	1,080,629
45,003	Prologis European Properties	652,771
3,850	U-Store-It Trust^	35,266

		5,314,107

Office REITs (9.0%):

33,634	Boston Properties, Inc.	3,087,938
49,537	Brandywine Realty Trust^	888,198
192,100	Capitaretail China Trust	285,130
31,988	Derwent Valley Holdings plc	892,652
37,670	Duke Realty Corp.^	982,434
71,169	Great Portland Estates plc	674,377
81	Japan Real Estate Investment Corp.	1,001,279
5,615	Kilroy Realty Corp.^	308,600
53,540	Mack-Cali Realty Corp.^	1,820,360
1,079,000	Macquarie Meag Prime Reit	822,735
106	Nippon Building Fund, Inc.	1,484,168
42	Nomura Real Estate Office Fund, Inc.	395,056
11,084	SL Green Realty Corp.^	1,035,911
3,132	Societe Immobiliere de Locationpour l’Industrie et le Commerce	457,253

		14,136,091

Real Estate Management & Development (37.9%):

7,198	Aedes SPA	36,439
36,557	Alstria Office AG*	545,261
332,829	Beni Stabili SPA	360,375
43,164	Big Yellow Group plc	373,232
156,207	Brookfield Properties Corp.^	3,006,985
1,413	CA Immobilien Anlagen AG*	31,402
73,193	Capital & Regional plc	575,887
278,000	Capitaland, Ltd.	1,195,663
31,062	Castellum AB	318,985
821,000	China Overseas Land & Investment, Ltd.	1,683,584
214,000	China Resources Land, Ltd.	466,740
16,368	Conwert Immobilien Invest AG*	288,516
12,000	Daibiru Corp.^	128,542
29,525	Forest City Enterprises, Inc., CLASS A^	1,312,091
13,310	Goldcrest Co., Ltd.^	396,302
63,132	Grainger Trust plc^	436,426
588,100	Guangzhou R&F Properties Co., Ltd.^	2,070,321
139,000	Hang Lung Properties, Ltd.^	621,572
265,000	Henderson Land Development Co., Ltd.	2,456,569
73,604	Hufvudstaden AB	699,709
424,049	Hysan Development Co., Ltd.^	1,201,580
58,788	Immofinanz Immobilien Anlagen AG^	592,335
7,917	IVG Immobilien AG	258,717
608	K.K. DaVinci Advisors*^	534,903
272,348	Kerry Properties, Ltd.^	2,172,152
238,000	KWG Property Holding, Ltd.*^	347,840
150,300	Macquarie CountryWide Trust^	216,874
2,190	Mapeley, Ltd.	65,598
154,402	Minerva plc*	409,009
280,000	Mitsubishi Estate Co., Ltd.	6,712,751
249,000	Mitsui Fudosan Co., Ltd.	5,382,095
30,453	Morgans Hotel Group*^	587,134
952,400	New World China Land, Ltd.^	850,049
793,874	New World Development Co., Ltd.^	2,786,689
557	NTT Urban Development Corp.^	887,318
6,492	PSP Swiss Property AG*	326,709
51,595	Quintain Estates & Development plc	524,164
57,181	Risanamento SPA*^	307,328
72,000	Sino Land Co., Ltd.	252,569
51,145	Sponda Oyj	607,689
178,000	Sumitomo Realty & Development Co.	4,378,736
428,000	Sun Hung Kai Properties, Ltd.	9,004,578
18,500	TOC Co., Ltd.	140,412
52,000	Tokyo Tatemono Co., Ltd.	489,559
73,000	Tokyu Land Corp.	624,819
44,902	Unite Group plc	314,259
1,070,000	United Industrial Corp., Ltd.	2,038,533
580	Weingarten Realty Investors^	18,235

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued

264,000	Wheelock Properties, Ltd.	$390,400

		59,427,635

Residential REITs (7.6%):

26,145	AvalonBay Communities, Inc.^	2,461,290
18,804	BRE Properties, Inc.^	762,126
14,450	Camden Property Trust^	695,768
13,175	Equity Lifestyle Properties, Inc.^	601,702
114,666	Equity Residential Properties Trust	4,181,869
9,723	Essex Property Trust, Inc.^	947,895
24,810	GMH Communities Trust^	136,951
31,101	Post Properties, Inc.^	1,092,267
58,142	Strategic Hotels & Resorts, Inc.^	972,716
2,970	UDR, Inc.^	58,955

		11,911,539

Retail REITs (20.2%):

17,270	Acadia Realty Trust^	442,285
263,000	CapitaMall Trust	625,593
9,920	Cedarshopping Centers, Inc.^	101,482
179,759	Centro Properties Group^	158,012
327,291	CFS Retail Property Trust^	670,334
5,612	Corio NV	451,676
5,900	Developers Diversified Realty Corp.^	225,911
3,851	Equity One, Inc.^	88,688
11,364	Eurocommercial Properties NV^	583,366
13,925	Federal Realty Investment Trust^	1,143,939
22,126	General Growth Properties, Inc.	911,149
77,428	Hammerson plc	1,574,801
495	Kimco Realty Corp.	18,018
15,729	Klepierre	798,534
98,223	Land Securities Group plc	2,920,569
46,537	Liberty International plc^	990,297
23,946	Macerich Co. (The)^	1,701,603
8,540	Ramco-Gershenson Properties Trust^	182,500
27,096	Regency Centers Corp.	1,747,421
10,200	RioCan	225,564
60,055	Simon Property Group, Inc.	5,216,377
65,225	Starwood Hotels & Resorts Worldwide, Inc.	2,871,857
250,500	Suntec Reit	297,509
5,575	Taubman Centers, Inc.^	274,234
416	Vastned Retail NV	39,776
405,206	Westfield Group^	7,422,447

		31,683,942

Specialized REITs (5.4%):

68,003	Assisted Living Concepts, Inc.*^	510,022
390	Cogdell Spencer, Inc.^	6,213
17,340	DiamondRock Hospitality, Co.^	259,753
41,800	Healthcare Realty Trust, Inc.^	1,061,302
16,448	Hersha Hospitality Trust^	156,256
191,120	Host Hotels & Resorts, Inc.	3,256,685
3,170	LaSalle Hotel Properties^	101,123
38,020	Millennium & Copthorne Hotels plc	306,839
24,093	Public Storage, Inc.^	1,768,667
21,050	Safestore Holdings, Ltd.	72,632
26,645	Senior Housing Properties Trust^	604,308
10,607	Sovran Self Storage, Inc.^	425,341

		8,529,141

Total Common Stocks (Cost $164,022,368)		152,553,779

Deposit Account (2.1%):
3,325,283	NTRS London Deposit Account	3,325,283

Total Deposit Account (Cost $3,325,283)		3,325,283

Collateral For Securities On Loan (24.0%):
37,674,458	Northern Trust Liquid Institutional Asset Portfolio	37,674,458

Total Collateral For Securities On Loan (Cost $37,674,458)		37,674,458

Total Investment Securities (Cost $205,022,109)(a) — 123.3%		193,553,520
Net other assets (liabilities) — (23.3)%		(36,514,531)

Net Assets — 100.0%		$157,038,989

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

PLC—Public Liability Co.

REIT—Real Estate Investment Trust

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(a)	Cost for federal income tax purposes is $206,045,008. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,292,008
Unrealized depreciation	(22,783,496)

Net unrealized depreciation	$(12,491,488)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2007

As of December 31, the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Long	Date	Amount	Value	(Depreciation)
Received 5,002 Euro Dollars in exchange for 47,376 Swedish Krone	1/4/2008	$7,205	$7,313	$108
Received 10,369 Euro Dollars in exchange for 98,067 Swedish Krone	1/4/2008	15,259	15,159	(100)
Received 6,191 Euro Dollars in exchange for 58,369 Swedish Krone	1/8/2008	9,053	9,053	—
Received 780 British Sterling Pound in exchange for 1,061 Euro Dollars	1/4/2008	1,554	1,552	(2)
Received 277 British Sterling Pound in exchange for 376 Euro Dollars	1/8/2008	550	550	—
Received 2,678,896 Japanese Yen in exchange for US Dollars	1/4/2008	23,481	23,985	504
Received 24,299,888 Japanese Yen in exchange for US Dollars	1/4/2008	212,728	217,632	4,904

Total Long				$5,414

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	34.8%
Hong Kong	15.3%
Japan	14.5%
United Kingdom	10.0%
Australia	9.8%
Singapore	3.7%
France	3.6%
Canada	2.1%
Bermuda	2.1%
Netherlands	0.8%
Sweden	0.7%
Austria	0.6%
Germany	0.5%
Italy	0.5%
Luxembourg	0.4%
Finland	0.4%
Switzerland	0.2%

100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Van
Kampen
Global Real
Estate Fund

Assets:
Investment securities, at cost	$205,022,109

Investment securities, at value*	$193,553,520
Foreign currency, at value (cost $1,035,025)	1,037,510
Interest and dividends receivable	831,150
Receivable for capital shares issued	191,448
Receivable for investments sold	122,215
Receivable for forward foreign currency contracts	5,516
Reclaim receivable	8,410
Prepaid expenses	2,661

Total Assets	195,752,430

Liabilities:
Payable for forward foreign currency contracts	102
Payable for investments purchased	794,745
Payable for capital shares redeemed	4,882
Payable for return of collateral received	37,674,458
Manager fees payable	125,373
Administration fees payable	5,851
Distribution fees payable	33,805
Administrative and compliance services fees payable	2,967
Other accrued liabilities	71,258

Total Liabilities	38,713,441

Net Assets	$157,038,989

Net Assets Consist of:
Capital	$159,444,961
Accumulated net investment income/(loss)	1,545,625
Accumulated net realized gains/(losses) from investment transactions	7,512,815
Net unrealized appreciation/(depreciation) on investments	(11,464,412)

Net Assets	$157,038,989

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,364,342
Net Asset Value (offering and redemption price per share)	$10.93

*	Includes securities on loan of $37,135,642.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Van
Kampen
Global Real
Estate Fund

Investment Income:
Interest	$173,931
Dividends	3,994,912
Income from securities lending	82,437
Foreign withholding tax	(202,975)

Total Investment Income	4,048,305

Expenses:
Manager fees	1,504,206
Administration fees	73,887
Distribution fees	417,835
Custodian fees	203,316
Administrative and compliance service fees	6,266
Trustees’ fees	9,352
Professional fees	20,040
Shareholder reports	17,505
Other expenses	31,637

Total expenses before reductions	2,284,044
Less expenses waived/reimbursed by the Manager	(27,734)

Net expenses	2,256,310

Net Investment Income/(Loss)	1,791,995

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	8,598,877
Change in unrealized appreciation/(depreciation) on investments	(29,318,718)

Net Realized/Unrealized Gains/(Losses) on Investments	(20,719,841)

Change in Net Assets Resulting From Operations	$(18,927,846)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen Global
	Real Estate Fund
	Year Ended	May 1, 2006
	December 31,	to December 31,
	2007	2006(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,791,995	$540,963
Net realized gains/(losses) on investment transactions	8,598,877	684,317
Change in unrealized appreciation/(depreciation) on investments	(29,318,718)	17,854,306

Change in net assets resulting from operations	(18,927,846)	19,079,586

Dividends to Shareholders:
From net investment income	(818,820)	(676,570)
From net realized gains on investments	(636,159)	(269,991)

Change in net assets resulting from dividends to shareholders	(1,454,979)	(946,561)

Capital Transactions:
Proceeds from shares issued	102,499,741	124,326,300
Proceeds from dividends reinvested	1,454,979	946,561
Value of shares redeemed	(61,245,522)	(8,693,270)

Change in net assets resulting from capital transactions	42,709,198	116,579,591

Change in net assets	22,326,373	134,712,616
Net Assets:
Beginning of period	134,712,616	—

End of period	$157,038,989	$134,712,616

Accumulated net investment income/(loss)	$1,545,625	$(110,258)

Share Transactions:
Shares issued	8,170,985	11,930,322
Dividends reinvested	125,646	78,358
Shares redeemed	(5,087,736)	(853,233)

Change in shares	3,208,895	11,155,447

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2006 to
	December 31,	December 31,
	2007	2006(a)

Net Asset Value, Beginning of Period	$12.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(1.17)	2.12

Total from Investment Activities	(1.04)	2.17

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.07)
Net Realized Gains	(0.05)	(0.02)

Total Dividends	(0.11)	(0.09)

Net Asset Value, End of Period	$10.93	$12.08

Total Return(b) (c)	(8.68)%	21.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$157,039	$134,713
Net Investment Income/(Loss)(d)	1.07%	1.00%
Expenses Before Reductions(d) (e)	1.37%	1.45%
Expenses Net of Reductions(d)	1.35%	1.33%
Portfolio Turnover Rate(b)	46.22%	10.75%

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Global Real Estate Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2007

value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (”REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2007

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Van Kampen Global Real Estate Fund	$38,306,219	$37,135,642

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2007

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio, and the non-cash collateral represented a U.S. Treasury Inflation Note at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

For the year ended December 31, 2007, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Van Kampen Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2009	12/31/2010
AZL Van Kampen Global Real Estate Fund	$65,477	$27,734

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2007

the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $5,874 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $2,104 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Global Real Estate Fund	$120,793,791	$74,477,382

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2007

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Real Estate Fund	$1,147,778	$307,201	$1,454,979

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Real Estate Fund	$946,561	$—	$946,561

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Depreciation(a)	Earnings
AZL Van Kampen Global Real Estate Fund	$5,379,188	$4,707,565	$10,086,753	$(12,492,725)	$(2,405,972)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Global Real Estate Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2007, the Fund had net long-term capital gains of $307,201.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

21

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

22

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

23

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

25

Officers

Positions Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Van Kampen
Growth and Income Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized to distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concering the sales charges and other pertinent information.

AZLSM Van Kampen Growth and Income Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Growth and Income Fund and Van Kampen Asset Management Inc. serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period December 31, 2007, the AZLSM Van Kampen Growth and Income Fund gained 2.64%. That compared to the –0.17% return of its benchmark, the Russell 1000® Value Index1.
The broad stock market posted a modest gain for the year, but value stocks—which comprise the Russell 1000® Value Index and generally represent the Fund’s universe of investable stocks—did not fare as well. Given uncertainties about economic growth, investors turned away from value stocks in favor of growth stocks, which are perceived to have greater potential for above-average growth in less robust economic conditions. Large-cap stocks outperformed small- and mid-cap stocks, providing a tailwind for the Fund’s primarily large-cap oriented portfolio.*
The Fund’s managers employ a bottom-up stock selection process. Their investment approach caused the Fund to hold an underweight stake in the financial sector, including limited exposures to regional banks and diversified financial companies and no holdings in real estate investment trusts. As a result, the Fund had little exposure to the damage caused by the subprime mortgage collapse. The materials sector also bolstered relative performance; primarily because of strong returns from a single holding that has considerable exposure to the health care sector. An overweight stake in the consumer staples sector contributed positively to relative returns as well.*
The Fund’s energy allocation generated a positive return, but the Fund held a smaller energy weighting than the benchmark index and therefore captured a smaller portion of the sector’s market-leading gain. Stock selection in the technology sector was another area of weakness. Holdings in hardware and equipment, software and services and semiconductors dampened the Fund’s relative performance.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZLSM Van Kampen Growth and Income Fund Review
Fund Objective
The Fund’s investment objective is income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Return as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZLSM Van Kampen Growth and Income Fund	2.64%	9.13%	13.52%	6.99%

Russell 1000® Value Index	-0.17%	9.32%	14.63%	7.29%

Expense Ratio

Gross	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets over $100 million and is limiting operating expenses to 1.20% through April 30, 2008. If this temporary fee reduction were included in the table the Net Annual Operating Expenses would be lower.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Growth and Income Fund	$1,000.00	$953.70	$4.92	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Growth and Income Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Growth and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Aerospace & Defense	1.5%
Automobiles	0.5
Beverages	1.9
Capital Markets	3.2
Chemicals	4.4
Commercial Banks	1.0
Communications Equipment	1.7
Computers & Peripherals	1.3
Diversified Financial Services	5.1
Diversified Telecommunication Services	4.6
Electric Utilities	6.0
Energy Equipment & Services	1.6
Food & Staples Retailing	3.4
Food Products	5.4
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	1.0
Household Durables	0.3
Household Products	1.8
Industrial Conglomerates	4.6
Insurance	7.6
Internet Software & Services	1.2
Investment Company	0.9
Life Sciences Tools & Services	0.5
Media	5.5
Metals & Mining	1.5
Oil, Gas & Consumable Fuels	8.5
Personal Products	0.6
Pharmaceuticals	13.9
Semiconductors & Semiconductor Equipment	1.8
Software	0.9
Specialty Retail	1.7
Thrifts & Mortgage Finance	1.1
Tobacco	1.5
Wireless Telecommunications Services	0.4
Federal Home Loan Bank	1.4
Short-term investments	8.3

108.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (97.7%):
Aerospace & Defense (1.5%):

83,540	Raytheon Co.	$5,070,878

Automobiles (0.5%):

49,420	Honda Motor Co., Ltd., ADR^	1,637,779

Beverages (1.9%):

102,350	Coca-Cola Co.	6,281,220

Capital Markets (3.2%):

37,780	Bear Stearns Cos., Inc.^	3,334,085
145,600	Charles Schwab Corp.	3,720,080
18,040	Lehman Brothers Holdings, Inc.	1,180,538
39,370	Merrill Lynch & Co.	2,113,381

		10,348,084

Chemicals (4.4%):

138,290	Bayer AG, ADR^	12,610,416
40,020	E.I. du Pont de Nemours & Co.	1,764,482

		14,374,898

Commercial Banks (1.0%):

47,440	PNC Financial Services Group, Inc.	3,114,436

Communications Equipment (1.7%):

493,180	Alcatel-Lucent, ADR^	3,610,078
71,950	Cisco Systems, Inc.*	1,947,686

		5,557,764

Computers & Peripherals (1.3%):

40,290	EMC Corp.*	746,574
71,420	Hewlett Packard Co.	3,605,281

		4,351,855

Diversified Financial Services (5.1%):

67,392	Bank of America Corp.	2,780,594
134,360	Citigroup, Inc.	3,955,558
226,526	J.P. Morgan Chase & Co.	9,887,860

		16,624,012

Diversified Telecommunication Services (4.6%):

35,734	Embarq Corp.	1,769,905
103,410	France Telecom SA, ADR^	3,684,498
222,500	Verizon Communications, Inc.	9,721,025

		15,175,428

Electric Utilities (6.0%):

149,310	American Electric Power Co., Inc.	6,951,873
68,340	Entergy Corp.	8,167,997
61,140	FirstEnergy Corp.	4,422,868

		19,542,738

Energy Equipment & Services (1.6%):

54,240	Schlumberger, Ltd.	5,335,589

Food & Staples Retailing (3.4%):

241,780	Rite Aid Corp.*^	674,566
219,790	Wal-Mart Stores, Inc.	10,446,619

		11,121,185

Food Products (5.4%):

100,830	Cadbury Schweppes plc, ADR^	4,977,977
73,780	ConAgra, Inc.	1,755,226
127,974	Kraft Foods, Inc.	4,175,792
181,750	Unilever NV, New York Shares^	6,626,605

		17,535,600

Health Care Equipment & Supplies (1.3%):

165,750	Boston Scientific Corp.*	1,927,673
54,755	Covidien, Ltd.	2,425,099

		4,352,772

Health Care Providers & Services (0.4%):

21,240	CIGNA Corp.	1,141,225

Hotels, Restaurants & Leisure (1.0%):

30,300	McDonald’s Corp.	1,784,973
75,280	Starbucks Corp.*	1,540,982

		3,325,955

Household Durables (0.3%):

15,830	Sony Corp., SP ADR^	859,569

Household Products (1.8%):

26,310	Kimberly-Clark Corp.	1,824,335
55,080	Procter & Gamble Co.	4,043,974

		5,868,309

Industrial Conglomerates (4.6%):

195,160	General Electric Co.	7,234,581
50,390	Siemens AG, ADR	7,929,371

		15,163,952

Insurance (7.6%):

88,650	AEGON N.V^	1,554,035
101,180	Chubb Corp. (The)	5,522,404
39,770	Hartford Financial Services Group, Inc.	3,467,546
289,640	Marsh & McLennan Cos., Inc.	7,666,771
124,198	Travelers Cos., Inc. (The)	6,681,853

		24,892,609

Internet Software & Services (1.2%):

173,340	Yahoo!, Inc.*	4,031,888

Life Sciences Tools & Services (0.5%):

48,450	Applera Corp.-Applied Biosystems Group	1,643,424

Media (5.5%):

115,330	Comcast Corp., Class A*	2,105,926
486,360	Time Warner, Inc.	8,029,803
179,850	Viacom Inc., Class B*	7,899,012

		18,034,741

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Metals & Mining (1.5%):

103,270	Newmont Mining Corp.	$5,042,674

Oil, Gas & Consumable Fuels (8.5%):

65,138	ConocoPhillips	5,751,685
16,660	Devon Energy Corp.	1,481,241
47,332	Exxon Mobil Corp.	4,434,535
17,190	Marathon Oil Corp.	1,046,183
74,270	Occidental Petroleums Corp.	5,718,047
84,230	Royal Dutch Shell plc, ADR^	7,092,166
64,370	Williams Cos., Inc. (The)	2,303,159

		27,827,016

Personal Products (0.6%):

43,740	Estee Lauder Co., Inc. (The), Class A	1,907,501

Pharmaceuticals (13.9%):

162,090	Abbott Laboratories	9,101,354
255,890	Bristol-Myers Squibb Co.	6,786,203
105,960	Eli Lilly & Co.	5,657,204
60,100	Novartis AG, ADR^	3,264,031
56,670	Pfizer, Inc.	1,288,109
48,450	Roche Holding AG, ADR^	4,185,319
364,510	Schering Plough Corp.	9,710,546
128,430	Wyeth	5,675,322

		45,668,088

Semiconductors & Semiconductor Equipment (1.8%):

172,720	Intel Corp.	4,604,715
187,560	Micron Technology, Inc.*	1,359,810

		5,964,525

Software (0.9%):

40,810	Oracle Corp.*	921,490
117,350	Symantec Corp.*	1,894,029

		2,815,519

Specialty Retail (1.7%):

58,010	Home Depot, Inc.	1,562,789
103,592	Office Depot, Inc.*	1,440,965
67,745	Tyco International, Ltd.	2,686,089

		5,689,843

Thrifts & Mortgage Finance (1.1%):

108,340	Freddie Mac	3,691,144

Tobacco (1.5%):

66,450	Altria Group, Inc.	5,022,291

Wireless Telecommunication Services (0.4%):

104,446	Sprint Corp.	1,371,376

Total Common Stocks (Cost $263,817,703)		320,385,887

Deposit Account (0.0%):
11,968	NTRS London Deposit Account	11,968

Total Deposit Account (Cost $11,968)		11,968

Collateral for Securities on Loan (8.3%):

27,071,298	Northern Trust Liquid Institutional Asset Portfolio	27,071,298

Total Collateral for Securities on Loan (Cost $27,071,298)		27,071,298

U.S. Government Agency (1.4%):
4,427,000	Federal Home Loan Bank, 3.25%, 1/2/08(a)	4,426,601

(Cost $4,426,601)
Investment Company (0.9%):
230,430	iShares MSCI Japan Index Fund^	3,048,589

(Cost $3,361,082)
Total Investment Securities (Cost $298,688,652)(b) — 108.3%		354,944,343
Net other assets (liabilities) — (8.3)%		(27,082,394)

Net Assets — 100.0%		$327,861,949

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	The rate presented represents the effective yield at December 31, 2007.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2007

(b)	Cost for federal income tax purposes is $300,046,927. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$73,950,551
Unrealized depreciation	(19,053,135)

Net unrealized appreciation	$54,897,416

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	79.0%
Germany	6.3%
Netherlands	4.1%
United Kingdom	3.7%
Switzerland	2.3%
France	2.2%
Bermuda	1.6%
Japan	0.8%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Van
Kampen
Growth and
Income Fund

Assets
Investment securities, at cost	$298,688,652

Investment securities, at value*	$354,944,343
Interest and dividends receivable	357,226
Receivable for capital shares issued	188,418
Prepaid expenses	5,567

Total Assets	355,495,554

Liabilities
Payable for investments purchased	242,952
Payable for capital shares redeemed	838
Payable for return of collateral received	27,071,298
Manager fees payable	186,192
Administration fees payable	12,254
Distribution fees payable	70,795
Administrative and compliance services fees payable	6,346
Other accrued liabilities	42,930

Total Liabilities	27,633,605

Net Assets	$327,861,949

Net Assets Consist of:
Capital	$253,289,619
Accumulated net investment income/(loss)	5,128,289
Accumulated net realized gains/(losses) from investment transactions	13,188,350
Net unrealized appreciation/(depreciation) on investments	56,255,691

Net Assets	$327,861,949

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,324,474
Net Asset Value (offering and redemption price per share)	$12.95

*	Includes securities on loan of $26,162,680.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Van
Kampen
Growth and
Income Fund

Investment Income:
Interest	$701,509
Dividends	8,056,426
Income from securities lending	35,475

Total Investment Income	8,793,410

Expenses:
Manager fees	2,761,580
Administration fees	163,312
Distribution fees	922,095
Custodian fees	35,794
Administrative and compliance service fees	13,612
Trustees’ fees	21,615
Professional fees	48,253
Shareholder reports	48,739
Other expenses	17,501

Total expenses before reductions	4,032,501
Less expenses waived/reimbursed by the Manager	(339,129)
Less expenses paid indirectly	(28,251)

Net expenses	3,665,121

Net Investment Income/(Loss)	5,128,289

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	14,459,533
Change in unrealized appreciation/(depreciation) on investments	(10,681,984)

Net Realized/Unrealized Gains/(Losses) on Investments	3,777,549

Change in Net Assets Resulting From Operations	$8,905,838

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Growth and
	Income Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006
Change in Net Assets:
Operations:
Net investment income/(loss)	$5,128,289	$4,512,750
Net realized gains/(losses) on investment transactions	14,459,533	15,143,020
Change in unrealized appreciation/(depreciation) on investments	(10,681,984)	30,250,167

Change in net assets resulting from operations	8,905,838	49,905,937

Dividends to Shareholders:
From net investment income	(4,505,909)	(2,738,540)
From net realized gains on investments	(15,184,309)	(19,962,047)

Change in net assets resulting from dividends to shareholders	(19,690,218)	(22,700,587)

Capital Transactions:
Proceeds from shares issued	35,997,947	41,784,839
Proceeds from dividends reinvested	19,690,218	22,700,587
Value of shares redeemed	(87,765,093)	(36,505,045)

Change in net assets resulting from capital transactions	(32,076,928)	27,980,381

Change in net assets	(42,861,308)	55,185,731
Net Assets:
Beginning of period	370,723,257	315,537,526

End of period	$327,861,949	$370,723,257

Accumulated net investment income/(loss)	$5,128,289	$4,505,914

Share Transactions:
Shares issued	2,555,273	3,261,518
Dividends reinvested	1,511,145	1,833,651
Shares redeemed	(6,461,674)	(2,897,430)

Change in shares	(2,395,256)	2,197,739

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$13.37	$12.36	$11.76	$10.37	$8.21

Investment Activities:
Net Investment Income/(Loss)	0.22	0.15	0.10	0.09	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.14	1.74	0.98	1.34	2.16

Total from Investment Activities	0.36	1.89	1.08	1.43	2.24

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.10)	(0.04)	(0.04)	(0.08)
Net Realized Gains	(0.60)	(0.78)	(0.44)	—	—

Total Dividends	(0.78)	(0.88)	(0.48)	(0.04)	(0.08)

Net Asset Value, End of Period	$12.95	$13.37	$12.36	$11.76	$10.37

Total Return(a)	2.64%	15.90%	9.24%	13.82%	27.46%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$327,862	$370,723	$315,538	$229,249	$146,172
Net Investment Income/(Loss)	1.39%	1.34%	1.02%	0.87%	1.07%
Expenses Before Reductions(b)	1.09%	1.16%	1.20%	1.21%	1.29%
Expenses Net of Reductions	0.99%	1.09%	1.18%	1.17%	1.10%
Expenses Net of Reductions(c)	1.00%	1.10%	1.20%	N/A %	N/A %
Portfolio Turnover Rate	25.25%	29.83%	40.15%	53.80%	57.44%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Growth and Income Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Van Kampen Growth and Income Fund	$27,071,298	$26,162,680

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and over $500 million at 0.675%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee through April 30, 2009 as follows: the first $100 million at 0.675% and over $100 million at 0.65%. The annual expense limit of the Fund was 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $13,566 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $225 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Growth and Income Fund	$89,040,789	$115,443,564

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2007

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $381,060 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$5,639,603	$14,050,615	$19,690,218

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$4,719,031	$17,981,556	$22,700,587

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings
AZL Van Kampen Growth and Income Fund	$8,302,262	$11,753,712	$20,055,974	$(381,060)	$54,897,416	$74,572,330

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Growth and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $14,050,615.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

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The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

20

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

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Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1207 2/08

AZLSM Van Kampen
Mid Cap Growth Fund
Annual Report
December 31, 2007
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

Other Information

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Mid Cap Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Mid Cap Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2007?
For the 12-month period ended December 31, 2007, the AZLSM Van Kampen Mid Cap Growth Fund gained 22.19% compared to a return of 11.43% for its benchmark, the Russell MidCap® Growth Index1.
The broad stock market posted modest gains during 2007, despite evidence of slowing economic growth. Investors generally favored growth stocks, in the belief that such securities had greater potential for above-average growth in a slower-paced economic environment. Investors also preferred mid- and large-capitalization securities, due to larger companies’ perceived earnings stability and ability to tap into international markets for growth. Those traits contrasted with small caps, which are considered to be more sensitive to economic shifts. This environment helped the Fund post strong absolute returns.
The Fund’s Subadviser employs a bottom-up stock selection process. During the period the Fund’s managers held an underweight position in the technology sector, which helped the Fund outperform its benchmark. Strong selection among technology stocks also contributed to relative gains, particularly in the computer services and software segment. In the consumer discretionary sector, security selection in the retail, education services, commercial services, consumer electronics and communications and media industries added significantly to relative returns. Stock selection in the health care sector also strongly benefited the Fund’s performance.*
Detractors from performance relative to the benchmark included the materials and processing sector, in which security selection combined with a modestly underweight allocation to weigh on relative returns. A lack of exposure to oil-well equipment, coal and offshore drilling stocks reduced relative gains as well, as did an underweight stake in the “other energy” sector. In the “multi-industry” sector, which includes conglomerates, security selection and a sector underweight also hindered relative returns.*
Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2007.

[1]	The Russell MidCap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth® Index. Investors cannot invest directly in an index.

1

AZLSM Van Kampen Mid Cap Growth Fund
Fund Objective
The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its total assets in common stocks and other equity securities of growth companies
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
Growth of a $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2007

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/01)

AZLSM Van Kampen Mid Cap Growth Fund	22.19%	16.19%	19.55%	9.01%

Russell MidCap® Growth Index	11.43%	11.39%	17.90%	6.38	%†

Expense Ratio

Gross	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2007. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% the first $100 million of assets and 0.75% on assets above $100 million and is limiting operating expenses to 1.30% through April 30, 2008. If this temporary fee reduction were included in the table the Net Annual Fund Operating Expenses would be lower.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell MidCap®Growth Index, an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell MidCap® Growth Index is calculated from 5/1/01 which is the closest available date for the index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning			Annualized
	Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$1,088.60	$6.11	1.16%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning			Annualized
	Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$1,019.36	$5.90	1.16%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Example and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Mid Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2007:

Percent of
Investments	net assets*
Air Freight & Logistics	4.2%
Airline	0.9
Capital Markets	2.3
Chemicals	2.0
Commercial Services & Supplies	9.2
Constructions & Engineering	0.7
Constructions Materials	3.5
Distributors	2.2
Diversified Consumer Services	1.3
Diversified Financial Services	5.0
Gas Utilities	1.4
Health Care Equipment & Supplies	1.6
Hotels, Restaurants & Leisure	9.6
Household Durables	1.7
Insurance	1.1
Internet & Catalog Retail	3.0
Internet Software & Services	6.5
IT Services	2.2
Life Sciences Tolls & Services	4.0
Media	7.1
Oil, Gas & Consumable Fuels	8.4
Real Estate Management & Development	2.3
Software	6.2
Specialty Retail	4.2
Textiles, Apparel & Luxury Goods	1.5
Trading Companies & Distributors	0.7
Transportation Infrastructure	1.1
Wireless Telecommunication Services	2.9
Federal Home Loan Bank	3.5
Short-Term investments	29.0

129.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2007

		Fair
Shares		Value
Common Stocks (96.8%):
Air Freight & Logistics (4.2%):

246,353	C.H. Robinson Worldwide, Inc.^	$13,332,624
227,745	Expeditors International of Washington, Inc.	10,175,647

		23,508,271

Airline (0.9%):

136,126	UAL Corp.*^	4,854,253

Capital Markets (2.3%):

264,216	Calamos Asset Management, Inc., Class A^	7,868,353
60,560	Morningstar, Inc.*^	4,708,540

		12,576,893

Chemicals (2.0%):

456,957	Nalco Holding Co.	11,049,220

Commercial Services & Supplies (9.2%):

186,120	ChoicePoint, Inc.*^	6,778,490
146,309	Corporate Executive Board Co.^	8,793,171
232,358	Iron Mountain, Inc.*^	8,601,893
157,996	Lamar Advertising Co.^	7,594,868
239,302	Monster Worldwide, Inc.*^	7,753,385
201,609	Stericycle, Inc.*	11,975,575

		51,497,382

Construction & Engineering (0.7%):

140,835	Aecom Technology Corp.*^	4,023,656

Construction Materials (3.5%):

107,068	Martin Marietta Materials, Inc.^	14,197,217
74,924	Texas Industries, Inc.^	5,252,172

		19,449,389

Distributors (2.2%):

3,130,000	Li & Fung, Ltd.^	12,508,499

Diversified Consumer Services (1.3%):

106,723	Apollo Group, Inc., Class A*	7,486,618

Diversified Financial Services (5.0%):

406,644	GLG Partners, Inc.*^	5,530,358
68,427	Intercontinental Exchange, Inc.*	13,172,198
200,829	Leucadia National Corp.^	9,459,046

		28,161,602

Gas Utilities (1.4%):

144,705	Questar Corp.	7,828,541

Health Care Equipment & Supplies (1.6%):

144,865	Gen-Probe, Inc.*^	9,116,354

Hotels, Restaurants & Leisure (9.6%):

70,967	Chipotle Mexican Grill, Inc.*^	8,732,489
149,267	Choice Hotels International, Inc.	4,955,665
223,388	Marriott International, Inc., Class A	7,635,402
653,805	Starbucks Corp.*	13,383,388
170,500	Wynn Resorts, Ltd.^	19,118,165

		53,825,109

Household Durables (1.7%):

68,787	Mohawk Industries, Inc.*^	5,117,753
8,083	NVR, Inc.*^	4,235,492

		9,353,245

Insurance (1.1%):

15,962	Allegheny Corp.*^	6,416,724

Internet & Catalog Retail (3.0%):

144,760	Ctrip.com International, Ltd., ADR^	8,319,357
75,949	Priceline.com, Inc.*^	8,723,502

		17,042,859

Internet Software & Services (6.5%):

44,472	Baidu.com, Inc.*^	17,361,424
101,437	Equinix, Inc.*^	10,252,238
36,003	NHN Corp.*	8,538,592

		36,152,254

IT Services (2.2%):

56,762	MasterCard, Inc., Class A^	12,215,182

Life Sciences Tools & Services (4.0%):

198,038	Illumina, Inc.*^	11,735,732
159,269	Techne Corp.*^	10,519,717

		22,255,449

Media (7.1%):

680,090	Aeroplan Income Fund	16,335,394
345,617	Discovery Holding Co., Class A*	8,688,811
114,771	Focus Media Holding, Ltd.*^	6,520,141
339,216	Grupo Televisa SA, ADR	8,063,164

		39,607,510

Oil, Gas & Consumable Fuels (8.4%):

308,922	Southwestern Energy Co.*^	17,213,134
418,196	Ultra Petroleum Corp.*^	29,901,014

		47,114,148

Real Estate Management & Development (2.3%):

192,722	Brookfield Asset Management, Inc., Class A^	6,874,394
137,176	Forest City Enterprises, Inc., Class A^	6,096,101

		12,970,495

Software (6.2%):

100,035	Autodesk, Inc.*	4,977,742
120,067	IHS, Inc., Class A*^	7,271,257
142,432	Salesforce.com, Inc.*^	8,929,062
1,776,000	Tencent Holdings, Ltd.^	13,228,467

		34,406,528

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2007

		Fair
Shares		Value
Common Stocks, continued

Specialty Retail (4.2%):

188,211	Abercrombie & Fitch Co., Class A	$15,051,234
177,477	Lululemon Athletica, Inc.*^	8,407,085

		23,458,319

Textiles, Apparel & Luxury Goods (1.5%):

276,058	Coach, Inc.*	8,441,854

Trading Companies & Distributors (0.7%):

1,141,600	Alibaba.Com Ltd.*(a)^	4,048,435

Transportation Infrastructure (1.1%):

142,241	Grupo Aeroportuario del Pacifico SA de C.V., ADR^	6,348,216
Wireless Telecommunication Services (2.9%):

179,197	Crown Castle International Corp.*^	7,454,595
176,160	NII Holdings, Inc., Class B*	8,512,051

		15,966,646

Total Common Stocks (Cost $464,189,486)		541,683,651

Deposit Account (0.0%):
4,175	NTRS London Deposit Account	4,175

Total Deposit Account (Cost $4,175)		4,175

Collateral For Securities On Loan (29.0%):
162,387,651	Northern Trust Liquid Institutional Asset Portfolio	162,387,651

Total Collateral For Securities On Loan (Cost $162,387,651)		162,387,651

U.S. Government Agency (3.5%):
19,476,000	Federal Home Loan Bank, 3.25%, 1/2/08(b)	19,474,242

Total U.S. Government Agency (Cost $19,474,242)		19,474,242

Total Investment Securities (Cost $646,055,554)(c) — 129.3%		723,549,719
Net other assets (liabilities) — (29.3)%		(163,983,602)

Net Assets — 100.0%		$559,566,117

Percentages indicated are based on net assets as of December 31, 2007.

^	All or a portion of security is loaned as of December 31, 2007.

*	Non-income producing security

ADR—American Depository Receipt

(a)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate presented represents the effective yield at December 31, 2007.

(c)	Cost for federal income tax purposes is $648,147,637. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$99,116,315
Unrealized depreciation	(23,714,233)

Net unrealized appreciation	$75,402,082

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2007:

Country	Percentage
United States	73.9%
Canada	11.0%
Cayman Islands	5.7%
Hong Kong	4.6%
Mexico	2.6%
Korea	1.5%
China	0.7%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2007

AZL Van
Kampen
Mid Cap
Growth Fund

Assets
Investment securities, at cost	$646,055,554

Investment securities, at value*	$723,549,719
Foreign currency, at value (cost $53,570)	53,447
Interest and dividends receivable	126,938
Receivable for capital shares issued	512,228
Prepaid expenses	8,552

Total Assets	724,250,884

Liabilities
Payable for investments purchased	1,577,283
Payable for capital shares redeemed	5,635
Payable for return of collateral received	162,387,651
Manager fees payable	360,253
Administration fees payable	20,541
Distribution fees payable	118,668
Administrative and compliance services fees payable	8,682
Other accrued liabilities	206,054

Total Liabilities	164,684,767

Net Assets	$559,566,117

Net Assets Consist of:
Capital	$432,109,959
Accumulated net investment income/(loss)	1,189,770
Accumulated net realized gains/(losses) from investment transactions	48,772,534
Net unrealized appreciation/(depreciation) on investments	77,493,854

Net Assets	$559,566,117

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,902,004
Net Asset Value (offering and redemption price per share)	$15.59

*	Includes securities on loan of $157,641,766.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2007

AZL Van
Kampen
Mid Cap
Growth Fund

Investment Income:
Interest	$772,186
Dividends	4,690,553
Foreign withholding tax	(65,913)
Income from securities lending	342,935

Total Investment Income	5,739,761

Expenses:
Manager fees	3,215,123
Administration fees	179,329
Distribution fees	1,001,846
Custodian fees	62,328
Administrative and compliance service fees	15,214
Trustees’ fees	24,062
Professional fees	86,686
Shareholder reports	78,041
Other expenses	67,816

Total expenses before reductions	4,730,445
Less expenses waived/reimbursed by the Manager	(158,650)
Less expenses paid indirectly	(82,527)

Net expenses	4,489,268

Net Investment Income/(Loss)	1,250,493

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	49,199,936
Change in unrealized appreciation/(depreciation) on investments	21,015,349

Net Realized/Unrealized Gains/(Losses) on Investments	70,215,285

Change in Net Assets Resulting From Operations	$71,465,778

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Mid Cap Growth Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,250,493	$107,978
Net realized gains/(losses) on investment transactions	49,199,936	19,562,545
Change in unrealized appreciation/(depreciation) on investments	21,015,349	2,365,480

Change in net assets resulting from operations	71,465,778	22,036,003

Dividends to Shareholders:
From net investment income	(107,974)	—
From net realized gains on investments	(19,756,319)	(8,673,455)

Change in net assets resulting from dividends to shareholders	(19,864,293)	(8,673,455)

Capital Transactions:
Proceeds from shares issued	144,742,994	118,259,962
Proceeds from shares issued in merger	116,058,357	—
Proceeds from dividends reinvested	19,864,293	8,673,455
Value of shares redeemed	(77,707,158)	(64,117,497)

Change in net assets resulting from capital transactions	202,958,486	62,815,920

Change in net assets	254,559,971	76,178,468
Net Assets:
Beginning of period	305,006,146	228,827,678

End of period	$559,566,117	$305,006,146

Accumulated net investment income/(loss)	$1,189,770	$107,978

Share Transactions:
Shares issued	9,487,764	8,967,891
Shares issued from merger	7,650,518	—
Dividends reinvested	1,371,844	699,474
Shares redeemed	(5,237,166)	(4,983,589)

Change in shares	13,272,960	4,683,776

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$13.48	$12.75	$10.95	$9.35	$7.28

Investment Activities:
Net Investment Income/(Loss)	0.03	—(a )	(0.05)	(0.06)	(0.05)
Net Realized and Unrealized Gains/(Losses) on Investments	2.89	1.14	1.97	1.99	2.12

Total from Investment Activities	2.92	1.14	1.92	1.93	2.07

Dividends to Shareholders From:
Net Investment Income	—(a )	—	—	—	—
Net Realized Gains	(0.81)	(0.41)	(0.12)	(0.33)	—

Total Dividends	(0.81)	(0.41)	(0.12)	(0.33)	—

Net Asset Value, End of Period	$15.59	$13.48	$12.75	$10.95	$9.35

Total Return(b)	22.19%	9.21%	17.54%	21.23%	28.43%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$559,566	$305,006	$228,828	$90,010	$52,424
Net Investment Income/(Loss)	0.31%	0.04%	(0.63)%	(0.77)%	(0.73)%
Expenses Before Reductions(c)	1.18%	1.21%	1.30%	1.32%	1.48%
Expenses Net of Reductions	1.12%	1.16%	1.24%	1.27%	1.20%
Expenses Net of Reductions(d)	1.14%	1.18%	1.30%	N/A	N/A
Portfolio Turnover Rate	72.41%	70.25%	83.78%	123.60%	229.34%

(a)	Amount less than $.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements
December 31, 2007

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Mid Cap Growth Fund (the “Fund”). The Trust consists of 36 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Growth Fund
•	AZL Dreyfus Premier Small Cap Value Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Jennison Growth Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL LMP Large Cap Growth Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL Neuberger Berman Regency Fund
•	AZL OCC Opportunity Fund
•	AZL OCC Value Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund (formerly AZL Oppenheimer Developing Markets Fund)
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund (formerly AZL LMP Small Cap Growth Fund)
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008 the Trust adopted SFAS No. 157. The adoption of this standard did not have an impact to the net assets or results of operations of the Fund, however, additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in fiscal reporting periods subsequent to the adoption date.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Investments in other investment companies are valued at their published net asset value. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recognized on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisers, LLC (the “Manager”) serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2007, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities
AZL Van Kampen Mid Cap Growth Fund	$162,387,651	$157,641,766

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Asset Portfolio at December 31, 2007. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2009.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775% and over $500 million at 0.75%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees through April 30, 2009 as follows: the first $100 million at 0.80% and over $100 million at 0.75%. The annual expense limit of the Fund was 1.30%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2007, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc. (formerly BISYS Fund Services Ohio, Inc.), with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee which is based upon the following schedule: 0.00% of daily average net assets from $0 to $550 million, 0.06% of daily average net assets from $550 million to $2 billion, 0.045% of daily average net assets from $2 billion to $3 billion, 0.03% of daily average net assets from $3 billion to $5 billion, and 0.01% of daily average net assets over $5 billion. The overall Trust-wide fees, accrued daily and paid monthly, are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.” Effective August 28, 2007 Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, began serving as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Prior to August 1, 2007 BISYS

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Fund Services Limited Partnership served as the distributor of the Fund and received a Trust-wide annual fee of $22,500, paid by the Manager from its profits and not by the Trust. The distribution agreement between the Trust and BISYS Fund Services Limited Partnership terminated effective August 1, 2007 in connection with the acquisition of The BISYS Group Inc. by Citigroup Inc.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2007, $28,466 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the net assets of each Trust. During the year ended December 31, 2007, actual Trustee compensation was $522,000 in total for both Trusts.

For the year ended December 31, 2007, the Fund paid approximately $12,511 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2007, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Mid Cap Growth Fund	$343,023,777	$283,543,316

5. Acquisitions and Mergers:

On September 21, 2007, net assets of the AZL Van Kampen Aggressive Growth Fund managed by the Manager were exchanged in a tax-free conversion for shares of the Fund. All fees and expenses incurred by the AZL Van Kampen Aggressive Growth Fund and the Fund directly in connection with the consummation of the transaction were borne by the respective Funds. The following is summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

Shares	Net Assets	Net Assets	Net Asset	Unrealized
Issued	before Conversion	Converted	Value	Appreciation
7,650,518	$395,513,048	$116,058,357	$15.17	$19,488,058

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, effective June 29, 2007, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Fund’s net assets or results of operations.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,186,286 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

	Ordinary	Net Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Mid Cap Growth Fund	$2,565,735	$17,298,558	$19,864,293

(a)	Total distributions paid may differ from the statements of changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2006 was as follows:

	Ordinary	Net Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Mid Cap Growth Fund	$—	$8,673,455	$8,673,455

(a)	Total distributions paid may differ from the statements of changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated		Total
	Undistributed	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings
AZL Van Kampen Mid Cap Growth Fund	$22,598,785	$30,641,888	$53,240,673	$(1,186,286)	$75,401,771	$127,456,158

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2007

Special Meeting of the Shareholders (Unaudited):

On September 19, 2007, there was a special meeting of the shareholders of the AZL Van Kampen Aggressive Growth Fund. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by AZL Funds providing for the transfer of all the assets and liabilities of the AZL Van Kampen Aggressive Growth Fund in exchange for the shares of the AZL Van Kampen Mid Cap Growth Fund. The number of AZL Van Kampen Aggressive Growth Fund shares voted is as follows:

			% of	% of	% of
			outstanding	outstanding	outstanding
For	Against	Abstain	For	Against	Abstain
9,729,964	373,209	637,255	90.592%	3.475%	5.933%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Mid Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 28, 2008

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 66.52% of the total ordinary income distributions paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction.

For the period ended December 31, 2007, the Fund had net long-term capital gains of $17,298,558.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

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The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2007. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2007, and at an “in person” Board of Trustees meeting held October 23, 2007, at which time the Subadvisory Agreements were approved. Additional telephonic Board of Trustees meetings were held on November 14, 2007 and November 19, 2007 to consider the Advisory Agreement, and it was approved at an “in person” meeting held November 28, 2007. In connection with the Advisory Agreement approval process, the Manager recommended (and the Board approved) a temporary management fee reduction for four Funds for the period December 1, 2007 through April 30, 2009. At the November 28, 2007 Board of Trustees meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2009. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. The Board also received a report from an independent consultant which analyzed the Funds’ investment performance, management fees, and overall operating expenses, and met with representatives of such consultant at the Board of Trustees meeting held October 23, 2007. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

21

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three-and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held November 28, 2007, the Manager reported that for the three year period ended September 30, 2007, seven Funds were in the top 40%, seven were in the middle 20% and six were in the bottom 40%, and for the one year period ended September 30, 2007, twelve Funds were in the top 40%, four were in the middle 20%, and fourteen were in the bottom 40%. The Manager also reported that for the three year period ended June 30, 2007, nine Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%, and for the one year period ended June 30, 2007, twelve Funds were in the top 40%, ten were in the middle 20%, and twelve were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced.

At the Board of Trustees meetings held October 23, 2007 and November 28, 2007, the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally higher than the average level of fees paid by generally comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 22 Funds paid “actual” advisory fees in a percentage amount higher than the average and nine Funds paid “actual” advisory fees in a percentage amount lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2007, 16 Funds had expense ratios above the average, and 15 Funds had expense ratios below the average, for each Fund’s applicable category. On average, the Funds had an average expense ratio in approximately the 57th percentile. The Manager also reported that 17 of the 30 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2007 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

22

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of September 30, 2007 were approximately $9.1 billion, and that no single Fund had assets in excess of $659 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2008, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	39	None
Peggy L. Ettestad, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003	39	None
Roger Gelfenbien, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	39	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/ General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001	39	None
Claire R. Leonardi, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	39	University of CT Health Center
Arthur C. Reeds III, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	39	Connecticut Water Service, Inc.
Peter W. McClean, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	39	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	39	None

24

Officers

Positions Held
	with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years
Michael Radmer, Age 62 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 36 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 37 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers, LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.	ANNRPT1207 2/08
These Funds are not FDIC Insured.

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

			2007	2006
(a	)	Audit Fees	$423,000	$355,200

(b	)	Audit-Related Fees	$5,000	$4,500

Fee for both years relate to the review of the annual registration statement filed with the Securities and Exchange Commission.

(c	)	Tax Fees	$76,680	$68,475
Tax fees for both years related to the preparation of the Funds’ federal and state income, excise tax calculations and review capital gain and income distribution calculations.

			2007	2006
(d	)	All Other Fees	$0	$0
4(e)(1)
The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.
4(e)(2)
During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(f)
Not applicable
4(g)
2006                     $72,975
2007                     $81,680
4(h)
Not applicable
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) The code of ethics that is subject of the disclosure required by Item 2 is attached herein.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Trust

By (Signature and Title)*		/s/ Troy A. Sheets

Troy A. Sheets Treasurer
Date	March 10, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jeffrey Kletti

Jeffrey Kletti President

Date	March 10, 2008

By (Signature and Title)*		/s/ Troy A. Sheets

Troy A. Sheets Treasurer

Date	March 10, 2008

*	Print the name and title of each signing officer under his or her signature.